Registration Nos. 33-8214
                                                                        811-4813

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [x]

                       Pre-Effective Amendment No. _____               [ ]
                       Post-Effective Amendment No. 124                [x]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [x]

                              Amendment No. 128                        [x]

                        (Check appropriate box or boxes.)

                                 ---------------

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                  --------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

     Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108
     ----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (617) 248-6000

                           Christopher P. Harvey, Esq.
                    Wilmer Cutler Pickering Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109
                         -------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

      [ ]   Immediately upon filing pursuant to Rule 485(b)

      [x]   On February 1, 2007 pursuant to Rule 485(b)

      [ ]   60 days after filing pursuant to Rule 485(a)(1)

      [ ]   On [date] pursuant to Rule 485(a)(1)

      [ ]   75 days after filing pursuant to Rule 485(a)(2)

      [ ]   On [date] pursuant to Rule 485(a)(2)

      [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[LOGO] Mellon
       ---------------------
       Mellon Institutional Funds


Prospectus           The Boston Company Group
                     of Equity Funds

--------------------------------------------------------------------------------
February 1, 2007

                     The Boston Company Large Cap Core Fund

                     The Boston Company Small Cap Value Fund

                     The Boston Company Small Cap Growth Fund


                     The Boston Company Small/Mid Cap Growth Fund


                     The Boston Company Small Cap Tax-Sensitive Equity Fund


                     The Boston Company Emerging Markets Core Equity Fund


                     The Boston Company International Core Equity Fund

                     The Boston Company International Small Cap Fund

                     The Boston Company World ex-U.S. Value Fund


                     The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents
--------------------------------------------------------------------------------


Risk/Return Summary ........................................     3
    Who may want to invest .................................     3
    Mutual fund risks ......................................     3
    Large Cap Core Fund and Small Cap Value Fund ...........     4
    Small Cap Growth Fund and Small/Mid Cap Growth Fund          6
    Small Cap Tax-Sensitive Equity Fund ....................     8
    Emerging Markets Core Equity Fund ......................    10
    International Core Equity Fund and International
    Small Cap Fund .........................................    12
    World ex-U.S. Value Fund ...............................    14

The Funds' Investments and Related Risks ...................    16
    Principal investments ..................................    16
    Additional investment policies .........................    16

The Investment Adviser .....................................    19
    About The Boston Company Asset Management, LLC .........    19
    Fund managers ..........................................    20
    Advisory services and fees .............................    21

Fund Closures ..............................................    22
    Small Cap Growth Fund, Small Cap Value Fund, Small
    Cap Tax-Sensitive Fund, International Core Equity Fund
    and International Small Cap Fund .......................    22

Investment and Account Information .........................    23
    How to purchase shares .................................    23
    How to exchange shares .................................    24
    How to redeem shares ...................................    24
    Redemption fee .........................................    25
    Administrative service fee .............................    26
    Transaction and account policies .......................    27
    Household delivery of fund documents ...................    27
    Valuation of shares ....................................    27
    Dividends and distributions ............................    27

Fund Details ...............................................    28
    Tools used to combat short-term trading and excessive
    exchange activity ......................................    28
    Taxes ..................................................    29
    Master/feeder structure ................................    29
    The funds' service providers ...........................    29

Financial Highlights .......................................    30

For More Information .......................................    42

The Boston Company Group of Equity Funds

Risk/Return Summary
--------------------------------------------------------------------------------

Each fund seeks long-term growth of capital. The Boston Company Asset Management, LLC ("TBCAM") serves as each fund's investment adviser. Small Cap Tax-Sensitive Equity Fund also seeks to maximize after-tax total return. TBCAM manages the Small Cap Tax-Sensitive Equity Fund using tax-sensitive strategies that are designed to reduce the impact of federal and state income taxes on after-tax returns actually achieved by investors in the fund.


                                                                  TBCAM manages
                                                     more than $72.7 billion of
                                                       assets for a broad range
                                                         of clients in the U.S.
                                                                and abroad as of
                                                             December 31, 2006.


Who may want to invest

Each fund may be appropriate for investors:


o Looking to allocate a portion of their assets to stocks.


o Looking to invest over the long term and willing to ride out market swings.

o Who do not need stable income and are willing to tolerate more risk than fixed income investments.


o Comfortable with the risks of the stock market.

The Emerging Markets Core Equity Fund, International Core Equity Fund, International Small Cap Fund and World ex-U.S. Value Fund may be appropriate for investors:

o Who are comfortable with the risks of investing primarily in foreign stock and currency markets.


The Small Cap Tax-Sensitive Equity Fund may be appropriate for investors:


o In the upper federal income tax brackets.

o Looking to allocate a portion of their assets to stocks.


Mutual fund risks

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                Descriptions of
                                                             the funds begin on
                                                              the next page and
                                                                   include more
                                                              information about
                                                                each fund's key
                                                                investments and
                                                          strategies, principal
                                                             risk factors, past
                                                                performance and
                                                                      expenses.

                                        The Boston Company Group of Equity Funds

Risk/Return Summary
--------------------------------------------------------------------------------



                         -----------------------------------------------------------------------------------------------------------
                         Large Cap Core Fund                                      Small Cap Value Fund
                         -----------------------------------------------------------------------------------------------------------
  Investment objective   Long-term growth of capital.                             Long-term growth of capital.
                         -----------------------------------------------------------------------------------------------------------
       Key investments   The fund invests all of its investable assets in a       The fund invests all of its investable assets in a
        and strategies   TBCAM advised master portfolio which invests,            TBCAM advised master portfolio which invests,
                         under normal circumstances, at least 80% of net          under normal circumstances, at least 80% of net
                         assets (including for this purpose, borrowings for       assets (including for this purpose, borrowings for
                         investment purposes) in equity securities of large       investment purposes) in equity securities of small
                         cap companies that appear to be undervalued              cap U.S. companies. (Except where indicated, this
                         relative to underlying business fundamentals.            prospectus uses the term "fund" to mean the fund
                         (Except where indicated, this prospectus uses the        and its master portfolio taken together.) The fund
                         term "fund" to mean the fund and its master              focuses on companies with total market
                         portfolio taken together.) The fund focuses on           capitalizations equal to or less than the total
                         companies with total market capitalizations which        market capitalization of the largest company
                         are greater than the market capitalization of            included in the Russell 2000 Index. This would
                         companies in the bottom 5% of the capitalization         correspond to companies with total market
                         range represented in the S&P 500 Index. This would       capitalizations equal to or less than $3.05
                         correspond to companies with a total market              billion as of December 31, 2006.
                         capitalization of greater than $7.3 billion as of
                         December 31, 2006. The fund may invest without
                         limit in securities of U.S. companies and of
                         foreign companies that are listed or traded in the
                         U.S., but not more than 10% of its assets in other
                         foreign securities.
                         -----------------------------------------------------------------------------------------------------------
        How stocks are   The adviser employs a value based investment style in managing the fund's portfolio, which means the
              selected   adviser seeks to identify those companies with stocks trading at prices below what the adviser believes
 (Large Cap Core Fund)   are their intrinsic values. The adviser measures value by evaluating a company's valuation multiples
                         (price/earnings, price/sales, price/cash flow), current competitive position, and expected business growth relative to its industry.

                         The adviser uses a combination of quantitative and fundamental research to identify portfolio candidates.
                         A quantitative model screens a universe of up to 1,500 companies with the most liquid stocks according to valuation multiples, consistency of growth, near-term reported business momentum, and actual earnings relative to, and the current trend in, expected earnings. Fundamental research is also used to identify companies that appear valued attractively based on business dynamics, hidden assets, or special circumstances.
                         -----------------------------------------------------------------------------------------------------------
        How stocks are   The adviser uses fundamental research and qualitative analysis to select stocks among the portfolio
              selected   candidates. The adviser looks for companies with strong competitive positions, high quality management,
(Small Cap Value Fund)   and financial strength.

                         The adviser uses the following stock selection process:

                         o The adviser uses a variety of screening methods to identify small companies that might be attractive investments.

                         o The adviser uses a consistent three-step fundamental research process to evaluate the stocks marked as attractive consisting of: (1) Valuation: to identify small companies that are considered to be attractively priced relative to their earnings potential; (2) Fundamentals: to verify the strength of the underlying business position; and (3) Catalyst: to identify a specific event that has the potential to cause the stocks to appreciate in value.

                         The adviser focuses primarily on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process for both funds is designed to produce a diversified portfolio of companies that the adviser believes are undervalued relative to expected business growth.
                         -----------------------------------------------------------------------------------------------------------
    Principal risks of   Investors could lose money on their investments in a fund, or a fund could perform less well than
investing in the funds   other possible investments, if any of the following occurs:

                         o U.S. stock markets go down.

                         o The markets strongly favor growth stocks over stocks with value characteristics.

                         o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

                         o The adviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

                         o In the case of the Small Cap Value Fund, small cap stocks are out of favor with the market.

                         o In the case of Large Cap Core Fund, large cap stocks perform poorly compared to mid or small cap stocks.

 Risks of investing in   In the case of the Small Cap Value Fund, there is a higher risk that the fund will lose money because it
   small cap companies   invests primarily in small cap stocks. Smaller companies may have limited product lines, markets and financial resources. They may have shorter operating histories and more volatile businesses. The prices of small cap stocks tend to be more volatile than the prices of other stocks. In addition, it may be harder to sell these stocks, which can reduce their selling prices.

The Boston Company Group of Equity Funds

----------------------------------------------------------------------------------------------------------------------
Total return   The bar chart and total return table indicate the risks of investing in the funds. The bar chart shows
 performance   changes in the performance of each fund from year to year for the full calendar periods indicated. The total return table shows how a fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of common stock prices. A fund's past performance does not necessarily indicate how the fund will perform in the future.

Large Cap Core Fund

[THE FOLLOWING DATA IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

                Percent
"1997"           36.27
"1998"             7.2
"1999"           -0.17
"2000"           18.76
"2001"           -8.13
"2002"          -17.52
"2003"           27.23
"2004"           11.01
"2005"            5.63
"2006"           15.72

Calendar Year Ended December 31

Quarterly returns:
Large Cap Core Fund
Highest: 19.23% in 4th quarter 1998
Lowest: (18.66)% in 3rd quarter 1998

Quarterly returns:
Small Cap Value Fund
Highest: 22.52% in 2nd quarter 2003
Lowest: (18.85)% in 3rd quarter 2002

Small Cap Value Fund

[THE FOLLOWING DATA IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

                Percent
"2001"            20.6
"2002"          -10.88
"2003"           46.12
"2004"           27.92
"2005"            7.28
"2006"           22.02

Calendar Year Ended December 31

--------------------------------------------------------------------------------

Average annual total returns
for selected periods ended December 31, 2006



                                                                                                                Life of    Inception
                                                                             1 Year     5 Years     10 Years      Fund        Date
Large Cap Core Fund                                                                                                         1/31/91
Return Before Taxes                                                           15,72%       7.32%      8.52%        N/A
Return After Taxes on Distributions*                                          14.82%       6.57%      6.44%        N/A
Return After Taxes on Distributions and Sale of Fund Shares*                  11.07%       6.19%      6.41%        N/A
S&P 500 Index (reflects no deductions for fees, expenses or taxes)**          15.78%       6.19%      8.42%        N/A
Small Cap Value Fund                                                                                                         2/1/00
Return Before Taxes                                                           22.02%      16.87%       N/A       19.71%
Return After Taxes on Distributions*                                          20.81%      14.95%       N/A       17.95%
Return After Taxes on Distributions and Sale of Fund Shares*                  14.84%      13.92%       N/A       16.76%
Russell 2000 Value Index (reflects no deductions for fees,
expenses or taxes)***                                                         23.48%      15.37%       N/A       16.87%


*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The S&P 500 Index is an unmanaged index representing large U.S. company stock performance.
***The Russell 2000 Value Index is an unmanaged index representing those Russell 2000 companies with value characteristics. The Russell 2000 Index is generally considered to be representative of unmanaged small capitalization stocks in the U.S. markets.


Expense example(3)

This example is intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The example assumes that:

o You invest $10,000 in the fund for the time periods indicated;

o You redeem at the end of each period;

o Your investment has a 5% return each year; and

o The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                           After      After       After       After
                          1 Year     3 Years     5 Years     10 Years
Large Cap Core Fund        $101        $315        $547       $1,213
Small Cap Value Fund       $ 96        $300        $520       $1,155


--------------------------------------------------------------------------------

Fees and expenses of the funds

This table describes the fees and expenses you may pay if you buy and hold shares of the funds.


                                                   Large Cap     Small Cap
Based on fiscal year ended 9/30/06                 Core Fund     Value Fund
Shareholder fees                                      None          None
(fees paid directly from your investment)

Redemption fee(1)                                     2.00%         2.00%
(as a percentage of total redemption proceeds)

Annual fund operating expenses(2,3)
(expenses that are deducted from fund assets)
     Management fees                                  0.50%         0.80%
     Distribution (12b-1) fees                        None          None
     Other expenses                                   0.49%         0.14%
     Total annual fund operating expenses             0.99%         0.94%


--------------------------------------------------------------------------------
(1) A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the category of shareholders described under the "Investment and Account Information" section of this prospectus.

(2) Because TBCAM has agreed to cap Large Cap Core Fund's operating expenses, the fund's actual expenses (after taking into account the current expense limitations) were:



  Management fees                            0.50%
  Other expenses                             0.40%
  Total annual fund operating expenses       0.90%



This cap may be changed or eliminated at any time.
(3) This table and expense example reflect the combined expenses of each fund and the master portfolio in which it invests all its assets.

                                        The Boston Company Group of Equity Funds

Risk/Return Summary
--------------------------------------------------------------------------------


                         -----------------------------------------------------------------------------------------------------------
                         Small Cap Growth Fund                                    Small/Mid Cap Growth Fund
                         -----------------------------------------------------------------------------------------------------------
  Investment objective   Long-term growth of capital.                             Long-term growth of capital.
                         -----------------------------------------------------------------------------------------------------------
   Key investments and   The fund invests all of its investable assets in a       The fund invests, under normal circumstances, at
            strategies   TBCAM advised master portfolio which invests,            least 80% of net assets (including for this
                         under normal circumstances, at least 80% of net          purpose, borrowings for investment purposes) in
                         assets (including for this purpose, borrowings for       equity securities of small cap and mid cap U.S.
                         investment purposes) in equity securities of small       companies. The fund focuses on companies with
                         cap U.S. companies. (Except where indicated, this        total market capitalizations equal to or less than
                         prospectus uses the term "fund" to mean the fund         the total market capitalization of the largest
                         and its master portfolio taken together.) The fund       company included in the Russell 2500 Growth Index.
                         focuses on companies with total market                   This would correspond to companies with total
                         capitalizations equal to or less than the total          market capitalization equal to or less than $8.21
                         market capitalization of the largest company             billion as of December 31, 2006. The fund may also
                         included in the Russell 2000 Growth Index. This          invest in equity index futures based on the
                         would correspond to companies with total market          Russell 2000 and S&P Midcap indices, and exchange
                         capitalization equal to or less than $3.05 billion       traded funds based upon the Russell 2500 Growth
                         as of December 31, 2006. The fund may also invest        Index.
                         in equity index futures contracts based primarily
                         on the Russell 2000 Index.
                         -----------------------------------------------------------------------------------------------------------
        How stocks are   The adviser employs a growth oriented investment style in managing each fund's portfolio which means the
              selected   adviser seeks to identify those small cap and mid cap, as applicable to the relevant fund, companies which are experiencing or will experience rapid earnings or revenue growth. The adviser focuses on high quality companies, especially those with products or services that are believed to be leaders in their market niches. The adviser selects stocks by:

                         o Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high quality management and high sustainable growth.

                         o Investing in a company when the adviser's research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

                         The adviser focuses on individual stock selection instead of trying to predict which industries or sectors will perform best. Each fund's investment strategy may lead it to emphasize certain sectors, such as technology, health care, business services and communications.
                         -----------------------------------------------------------------------------------------------------------

    Principal risks of   Investors could lose money on their investments in a fund, or a fund could perform less well than other
investing in the funds   possible investments, if any of the following occurs:

                         o The U.S. stock market goes down.

                         o Small cap stocks are out of favor with the market; in the case of the Small/Mid Cap Growth Fund, small cap and/or mid cap stocks fall out of favor with the market.

                         o The markets strongly favor stocks with value characteristics over growth stocks.

                         o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

                         o The adviser's judgment about the attractiveness, value or potential appreciation of a particular company's stock proves to be incorrect.

                         o During periods of extreme stock market volatility, the fund has difficulty closing out its position in equity index futures contracts or closing out the position at a price the fund believes reflects the value of the securities which make up the underlying index

                         o Negative market sentiment towards, or events affecting issuers in, the technology, health care, business services and communications sectors disproportionately hurts the fund's performance.

  Risks of investing in  There is a risk that the funds will lose money because they invest primarily in either small cap or small small cap and mid cap  and mid cap stocks. Small and mid capitalization companies may have limited product lines, markets and companies  financial resources than large capitalization companies. In addition, they may have shorter operating histories and more volatile businesses. The prices of small cap and mid cap stocks, and in particular aggressive growth small cap stocks, tend to be more volatile than the prices of large cap stocks. In addition, it may be harder to sell these stocks, which can reduce their selling prices.

The Boston Company Group of Equity Funds

-----------------------------------------------------------------------------------------------------------------------------
   Total return   The bar charts and total return table indicate the risks of investing in the funds. The bar chart shows
    performance   changes in the performance of each fund from year to year for the full calendar periods indicated. The total return table shows how each fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of common stock prices. A fund's past performance does not necessarily indicate how the fund will perform in the future.

Small Cap Growth Fund

[THE FOLLOWING DATA IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

                Percent
"1997"           30.87
"1998"            14.3
"1999"          127.67*
"2000"          -20.66
"2001"          -17.76
"2002"          -25.29
"2003"           45.24
"2004"           15.47
"2005"            8.35
"2006"           15.69

Calendar Year Ended December 31

Quarterly returns:
Small Cap Growth Fund
Highest: 68.45% in 4th quarter 1999
Lowest: (24.59)% in 3rd quarter 2001

Quarterly returns:
Small/MidCap Growth Fund
Highest: 56.41% in 4th quarter 1999
Lowest: (24.69)% in 4th quarter 2000

*The funds' performance in 1999 should be considered extraordinary due to particularly favorable market conditions which are unlikely to reoccur.

Small/Mid Cap Growth Fund

[THE FOLLOWING DATA IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

                Percent
"1997"           15.15
"1998"            1.72
"1999"           79.11*
"2000"          -19.28
"2001"          -15.49
"2002"          -23.27
"2003"           46.17
"2004"           18.00
"2005"            8.64
"2006"           14.21

Calendar Year Ended December 31

--------------------------------------------------------------------------------

Average annual total returns
for selected periods ended December 31, 2006



                                                                                                                   Inception
                                                                        1 Year        5 Years         10 Years        Date
Small Cap Growth Fund                                                                                               12/23/96
Return Before Taxes                                                      15.69%         9.45%          13.31%
Return After Taxes on Distributions*                                     15.69%         9.45%          12.38%
Return After Taxes on Distributions and Sale of Fund Shares*             10.20%         8.23%          11.40%
Russell 2000 Growth Index (reflects no deductions for fees,
expenses or taxes)**                                                     13.35%         6.93%           4.88%
Small/Mid Cap Growth Fund                                                                                            9/1/90
Return Before Taxes                                                      14.21%        10.43%           8.92%
Return After Taxes on Distributions*                                     13.13%        10.22%           1.95%
Return After Taxes on Distributions and Sale of Fund Shares*             10.69%         9.10%           3.84%
Russell 2500 Growth Index (reflects no deductions for fees,
expenses or taxes)***                                                    12.26%         7.62%           7.11%


*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The Russell 2000 Index is an unmanaged index of 2,000 stocks of small cap U.S. companies. The Russell 2000 Growth Index is an unmanaged index representing those Russell 2000 companies with higher price-to-book ratios and forecasted growth.

***The Russell 2500 Growth Index is an unmanaged index representing the small to mid cap segment of the U.S. equity universe, commonly referred to as "smid" cap.


Expense example(3)
This example is intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The example assumes that:

o You invest $10,000 in the fund for the time periods indicated;

o You redeem at the end of each period;

o Your investment has a 5% return each year; and

o The fund's operating expenses have not been capped and remain the same.


Although your actual costs may be higher or lower, under these assumptions your costs would be:



                                After      After       After       After
                               1 Year     3 Years     5 Years     10 Years
Small Cap Growth Fund           $141        $437        $755      $1,657
Small/Mid Cap Growth Fund       $131        $409        $708      $1,556


--------------------------------------------------------------------------------

Fees and expenses of the funds

This table describes the fees and expenses you may pay if you buy and hold shares of the funds.


                                                               Small/Mid
                                                  Small Cap    Cap Growth
Based on fiscal year ended 9/30/06               Growth Fund      Fund
Shareholder fees                                     None         None
(fees paid directly from your investment)

Redemption fee(1)                                    2.00%        2.00%
(as a percentage of total redemption proceeds)

Annual fund operating expenses(2,3)
(expenses that are deducted from fund assets)
     Management fees                                 0.80%        0.60%
     Distribution (12b-1) fees                       None         None
     Other expenses                                  0.58%        0.69%
     Total annual fund operating expenses            1.38%        1.29%


--------------------------------------------------------------------------------
(1) A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.

(2) Because TBCAM has agreed to cap each fund's operating expenses, the fund's actual expenses (after taking into account the current expense limitations) were:

  Management fees                            0.78%        0.31%
  Other expenses                             0.32%        0.69%
  Total annual fund operating expenses       1.10%        1.00%



These caps may be changed or eliminated at any time.

(3) The table and expense example reflect the combined expenses of the Small Cap Growth Fund and the master portfolio in which it invests all its assets.

                                        The Boston Company Group of Equity Funds

Risk/Return Summary
--------------------------------------------------------------------------------


                        -----------------------------------------------------------------------------------------------------------
                                                              Small Cap Tax-Sensitive Equity Fund
                        -----------------------------------------------------------------------------------------------------------
  Investment objective  Maximize after-tax total return, consisting of long-term growth of capital.
                        -----------------------------------------------------------------------------------------------------------
   Key investments and  The fund invests, under normal circumstances, at least 80% of net assets (including for this purpose, strategies  borrowings for investment purposes) in equity securities of small capitalization U.S. companies. The fund considers small cap companies to have total market capitalizations equal to or less than the total market capitalization of the largest company included in the Russell 2000 Growth Index. This would correspond to companies with total market capitalization equal to or less than $3.05 billion as of December 31, 2006.
                        The fund may also invest in equity index futures contracts based primarily upon the Russell 2000 Index.
                        -----------------------------------------------------------------------------------------------------------
        How stocks are  The adviser employs a growth oriented investment style in managing the fund's portfolio which means the selected  adviser seeks to identify those small cap companies which are experiencing or will experience rapid growth.
                        The adviser focuses on companies with products or services that are leaders in their market niches.

                        The adviser focuses on individual stock selection instead of trying to predict which industries or sectors will perform best. While focusing on individual stock selection, the adviser selects particular investments for the fund by:

                        o Using fundamental research to identify and follow companies with attractive characteristics, such as strong business positions, solid cash flows and balance sheets, high quality management and high sustainable growth.

                        o Investing in a company when the adviser's research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.
                        -----------------------------------------------------------------------------------------------------------
        Tax management  The fund uses the following strategies, to the extent consistent with its investment goals, to reduce the strategies  impact of federal and state income taxes on the fund's after-tax returns:

                        o Minimizing sales of securities that result in capital gains.

                        o If such a sale cannot be avoided, selling first the highest cost securities to reduce the amount of capital gain. Also, preferring the sale of securities producing long-term gains to those producing short-term gains.

                        o Selling securities to realize capital losses that can be offset against realized capital gains.
                        -----------------------------------------------------------------------------------------------------------
    Principal risks of  Investors could lose money on their investments in the fund or the fund could perform less well than investing in the funds  other possible investments if any of the following occurs:

                        o The stock market goes down.

                        o The markets favor value stocks over stocks that have growth characteristics. o In a declining market, the value of the fund's investments in stocks with low dividend yields goes down more than the value of high yield stocks.

                        o The adviser's judgment about the attractiveness, value or potential appreciation of a particular company's stocks prove to be incorrect.

                        o During periods of extreme stock market volatility, the fund has difficulty closing out its position in equity index futures contracts or closing out the position at a price the fund believes reflects the value of the securities which make up the underlying index.

 Risks of investing in  There is a higher risk that the fund will lose money because it invests primarily in small capitalization small cap companies  stocks. Smaller companies may have limited product lines, markets and financial resources. They may have shorter operating histories and more volatile businesses. The prices of small capitalization stocks, and in particular aggressive growth stocks, tend to be more volatile than those of other stocks. In addition, it may be harder to sell these stocks, which can reduce their selling prices.

                        The fund's investment strategy may lead it to emphasize certain sectors, such as technology, health care, business services and communications. Negative market sentiment towards, or events affecting issuers in, these sectors may disproportionately hurt the fund's performance.

The Boston Company Group of Equity Funds

-------------------------------------------------------------------------------------------------------------------------
  Total return   The bar chart and total return table indicate the risks of investing in the fund. The bar chart shows
   performance   changes in the performance of the fund from year to year over the life of the fund. The total return table shows how the fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of common stock prices. The fund's past performance does not necessarily indicate how the fund will perform in the future.


Small Cap Tax-Sensitive Equity Fund


[THE FOLLOWING DATA IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

                Percent
"1997"           23.61
"1998"           10.65
"1999"          100.68*
"2000"          -13.78
"2001"          -21.69
"2002"          -24.00
"2003"           45.34
"2004"           15.61
"2005"            8.32
"2006"           15.87

Calendar Year Ended December 31

Quarterly returns:
Small Cap Tax-Sensitive Equity Fund
Highest: 62.49% in 4th quarter 1999
Lowest: (24.76)% in 4th quarter 2000

*Small Cap Tax-Sensitive Equity Fund's performance in 1999 should be considered extraordinary due to particularly favorable market conditions which are unlikely to reoccur.

--------------------------------------------------------------------------------


Average annual total returns
for selected periods ended December 31, 2006



                                                                                                                           Inception
                                                                              1 Year         5 Years         10 Years         Date
Small Cap Tax-Sensitive Equity Fund                                                                                         1/2/96
Return Before Taxes                                                            15.87%          9.90%          11.50%
Return After Taxes on Distributions*                                           12.10%          8.93%           9.89%
Return After Taxes on Distributions and Sale of Fund Shares*                   12.84%          8.39%           9.58%
Russell 2000 Growth Index** (reflects no deduction for fees,
expenses, or taxes)                                                            13.35%          6.93%           4.88%


*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The Russell 2000 Index is an unmanaged index of 2,000 stocks of small cap U.S. companies. The Russell 2000 Growth Index is an unmanaged index representing those Russell 2000 companies with higher price-to-book ratios and forecasted growth.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o You invest $10,000 in the fund for the time periods indicated;

o You redeem at the end of each period;

o Your investment has a 5% return each year; and

o The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                             After      After       After       After
                            1 Year     3 Years     5 Years     10 Years
Small Cap Tax-Sensitive
Equity Fund                  $101        $315        $547       $1,213


Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.


                                                     Small Cap
                                                   Tax-Sensitive
Based on fiscal year ended 9/30/06                  Equity Fund
Shareholder fees                                        None
(fees paid directly from your investment)

Redemption fee(1)                                       2.00%
(as a percentage of total redemption proceeds)

Annual fund operating expenses
(expenses that are deducted from fund assets)
     Management fees                                    0.80%
     Distribution (12b-1) fees                          None
     Other expenses                                     0.19%
     Total annual fund operating expenses               0.99%

--------------------------------------------------------------------------------
(1) A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.

                                        The Boston Company Group of Equity Funds

Risk/Return Summary
--------------------------------------------------------------------------------


                           ---------------------------------------------------------------------------------------------------------
                                                     The Boston Company Emerging Markets Core Equity Fund
                           ---------------------------------------------------------------------------------------------------------
    Investment Objective   Long-term growth of capital.
                           ---------------------------------------------------------------------------------------------------------
     Key investments and   The fund invests, under normal circumstances, at least 80% of its net assets (including for this purpose,
              strategies   borrowings for investment purposes) in equity securities of companies that are located in foreign countries represented in the Morgan Stanley Capital International Emerging Market (MSCI EM) Index. The
                           fund may also enter into equity index futures contracts based primarily on the indices of the countries included in the MSCI EM Index and Canada.
                           ---------------------------------------------------------------------------------------------------------
         How investments   The fund employs a bottom-up investment approach which emphasizes individual stock selection for the
            are selected   fund.

                           o Stock selection. The adviser uses proprietary quantitative models and fundamental analysis to seek to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts. The adviser's quantitative models combine relative value characteristics (such as price/earnings ratios, price/book ratios and earnings value) and relative growth characteristics
                             (estimated trends and revision ratios) to create a relative attractiveness score for each stock within a sector. The adviser's fundamental analysis includes reviewing the more attractively ranked stocks to verify the accuracy of the quantitative ranking and to judge the sustainability of a company's business momentum by analyzing the company's financial statements and meeting with management, suppliers, customers and competitors.

                           o Country allocations. The adviser generally seeks to allocate country weights in accordance with the index. Deviations from the index weightings may occur.

                           o Sector and industry allocation. The adviser uses the sector and industry allocation of the index as a guide, but allocations may differ from those of the index.

                           The fund's stock selection process is designed to produce a diversified portfolio that, relative to the
                           MSCI EM index, frequently has a below-average price/earning ratios and above-average earnings growth trend.
                           ---------------------------------------------------------------------------------------------------------
      Principal risks of   Investors could lose money on their investments in the fund or the fund could perform less well than
   investing in the fund   other possible investments if any of the following occurs:

                           o Foreign stock markets fall in value.

                           o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

                           o The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular market sector or security proves to be incorrect.

                           o During periods of extreme stock market volatility, the fund has difficulty closing out its position in equity index futures contracts or closing out the position at a price the adviser believes reflects the value of the securities which make up the underlying index.

Foreign investment risks   Prices of foreign securities may go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

   Emerging market risks   The risks associated with foreign investments are increased for investments in emerging market issuers.
                           An emerging market is any country not represented in the MSCI International World Index, which is an index of stocks of companies in developed countries. Emerging markets include issuers in Asia (including
                           Russia), Eastern Europe, Latin and South America, the Mediterranean and Africa. The securities of emerging market issuers may experience rapid and significant price changes, including price drops.

   Risks of investing in   Smaller companies may have limited product lines, markets and financial resources. They may have shorter
     small cap companies   operating histories and more volatile businesses. The prices of small cap foreign stocks, and particularly small cap emerging market stocks, tend to be more volatile than prices of other foreign stocks. In addition, it may be harder to sell these stocks, which can reduce their selling prices.

The Boston Company Group of Equity Funds

--------------------------------------------------------------------------------

Total return performance

The Fund commenced operations on July 10, 2006. Because the fund does not have a full year of operations it does not disclose any performance history in the prospectus. The fund's past performance does not necessarily indicate how the fund will perform in the future. The fund's shares, when redeemed, may be worth more or less than their initial cost.

--------------------------------------------------------------------------------

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.



                                                     Emerging
Based on estimates for the fiscal year             Markets Core
ending 9/30/07                                     Equity Fund
Shareholder fees                                       None
(fees paid directly from your investment)

Redemption fee(1)                                      2.00%
(as a percentage of total redemption proceeds)

Annual fund operating expenses(2)
(expenses that are deducted from fund assets)
     Management fees                                   1.10%
     Distribution (12b-1) fees                         None
     Other expenses                                    7.54%
     Acquired fund fees and expenses                   0.05%
     Total annual fund operating expenses              8.69%



--------------------------------------------------------------------------------
(1) A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the category of shareholders described under the "Investment and Account information" section of this prospectus.
(2) Because TBCAM has agreed to cap the fund's operating expenses, the fund's actual expenses (after taking into account the current expense limitations) were:



  Management fees                            0.00%
  Other expenses                             1.45%
  Acquired fund fees and expenses            0.05%
  Total annual fund operating expenses       1.50%



This cap may be changed or eliminated at any time.
(3) Fees and expenses incurred indirectly by the fund as a result of its investments in investment companies or private investment funds. These fees and expenses are not included in the Financial Highlights table; accordingly, total annual fund operating expenses do not correlate to the ratio of expenses (to average daily net assets) in the Financial Highlights table.

--------------------------------------------------------------------------------

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o You invest $10,000 in the fund for the time periods indicated;

o You redeem at the end of each period;

o Your investment has a 5% return each year; and

o The fund's operating expenses have not been capped and remain constant.

Although your actual costs may be higher or lower, under these assumptions your costs would be:



  After      After       After       After
 1 Year     3 Years     5 Years     10 Years
  $853      $2,466      $3,962      $7,244

                                        The Boston Company Group of Equity Funds

Risk/Return Summary
--------------------------------------------------------------------------------



                         -----------------------------------------------------------------------------------------------------------
                               International Core Equity Fund                           International Small Cap Fund
                         -----------------------------------------------------------------------------------------------------------
  Investment objective   Long-term growth of capital.                             Long-term growth of capital.
                         -----------------------------------------------------------------------------------------------------------
   Key investments and   The fund invests all of its investable assets in a       The fund invests all of its investable assets in a
            strategies   TBCAM advised master portfolio which invests,            TBCAM advised master portfolio which invests,
                         under normal circumstances, at least 80% of net          under normal circumstances, at least 80% of net
                         assets (including for this purpose, borrowings for       assets (including for this purpose, borrowings for
                         investment purposes) in equity securities of             investment purposes) in equity securities of
                         companies represented in the MSCI Europe,                companies that are located in foreign countries
                         Australia, Far East (EAFE) Index and Canada.             represented in the Citigroup World Extended Market
                         Except where indicated, this prospectus uses the         Ex. U.S. (EMI Ex-U.S.) Index. Except where
                         term "fund" to mean the fund and its master              indicated, this prospectus uses the term "fund" to
                         portfolio taken together. The fund may invest up         mean the fund and its master portfolio taken
                         to 25% of assets in emerging market countries. The       together. The fund invests at least 80% of net
                         fund may also invest in equity index futures             assets in those small cap companies which have
                         contracts based primarily on the indices of              total market capitalizations that fall in the
                         countries included in the EAFE Index and Canada.         range of the capitalizations of the companies that
                                                                                  comprise the EMI Ex-U.S. Index. The EMI Ex-U.S.
                                                                                  Index is made up of those companies representing
                                                                                  the lowest 20% of each country's total available
                                                                                  market capitalization. The fund may invest up to
                                                                                  25% of assets in emerging market countries.
                         -----------------------------------------------------------------------------------------------------------
        How stocks are   Both funds employ a bottom-up investment approach which emphasizes individual stock selection for each
              selected   fund.

                         o  Stock selection - The adviser uses proprietary quantitative models and traditional qualitative analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts.

                         o  Country allocations - The adviser seeks to generally allocate country weights in accordance with the appropriate product index. Deviations from the index weights may occur.

                         o  Sector and industry allocations - The adviser uses the sector and industry allocations of the index as a guide, but allocations may differ from those of the index.

                         Each fund's stock selection process is designed to produce a diversified portfolio that, relative to the applicable market index shown on the opposite page, frequently has a below-average price/earnings ratio and an above-average earnings growth trend.
                         -----------------------------------------------------------------------------------------------------------
    Principal risks of   Investors could lose money on their investments in a fund, or a fund could perform less well than other
investing in the funds   possible investments, if any of the following occurs:

                         o  Foreign stock markets fall in value.

                         o  An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

                         o  The adviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

                         o  In the case of the International Small Cap Fund, small cap stocks are out of favor with the market.

                         o  During periods of extreme stock market volatility, the fund has difficulty closing out its position in equity index futures contracts or closing out the position at a price the fund believes reflects the value of the securities which make up the underlying index.

    Foreign investment   Prices of foreign securities may go down because of unfavorable foreign government actions, political,
                 risks   economic or market instability or the absence of accurate information about foreign companies. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

       Emerging market   The risks associated with foreign investments are increased for investments in emerging market issuers.
                 risks   Emerging markets tend to be more volatile than the markets of more developed foreign countries, have less mature and diverse economies and have less stable political systems than those of developed foreign countries. The securities of emerging market issuers may experience rapid and significant price changes, including price drops.

 Risks of investing in   The risks of foreign investing are more significant for the International Small Cap Fund because of its
   small cap companies   focus on small cap foreign stocks. Smaller companies may have limited product lines, markets and financial resources. They may have shorter operating histories and more volatile businesses. The prices of small cap foreign stocks tend to be more volatile than the prices of other foreign stocks. In addition, it may be harder to sell these stocks, which can reduce their selling prices.

The Boston Company Group of Equity Funds

----------------------------------------------------------------------------------------------------------------------------
  Total return   The bar charts and total return table indicate the risks of investing in the funds. The bar charts show
   performance   changes in the performance of each fund from year to year for the full calendar periods indicated. The total return table shows how each fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of common stock prices. The information included in the bar chart and total return table for the International Small Cap Fund includes the performance of its predecessor, SIMCO International Small Cap Fund, L.P., which began operations on January 2, 1996, for periods prior to the fund's inception on January 31, 2000. The predecessor fund was not registered as a mutual fund and therefore was not subject to certain investment restrictions that are imposed upon mutual funds. If the predecessor fund had been registered as a mutual fund, the predecessor fund's performance may have been adversely affected. The performance of the predecessor fund was calculated according to the standardized Securities and Exchange Commission methods except that monthly rather than daily fund values were used. The past performance of a fund (including the performance of the predecessor fund of the
                 International Small Cap Fund) does not necessarily indicate how the fund will perform in the future.

International Core Equity Fund

[THE FOLLOWING DATA IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

                Percent
"1997"           -2.47
"1998"           24.53
"1999"           17.85
"2000"           -4.77
"2001"          -12.07
"2002"           -6.48
"2003"           42.73
"2004"           25.09
"2005"            17.5
"2006"           29.57

Calendar Year Ended December 31

Quarterly returns:
International Core Equity Fund
Highest: 21.51% in 1st quarter 1998
Lowest: (16.50)% in 3rd quarter 2002

Quarterly returns:
International Small Cap Fund*
Highest: 21.69% in 1st quarter 1998
Lowest: (20.87)% in 3rd quarter 1998

*Includes performance of predecessor fund for periods prior to January 31, 2000.

International Small Cap Fund*

[THE FOLLOWING DATA IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

                Percent
"1997"            1.46
"1998"           10.08
"1999"           41.14
"2000"            4.07
"2001"           -9.68
"2002"            1.26
"2003"           53.57
"2004"           33.21
"2005"           30.30
"2006"           30.60

Calendar Year Ended December 31

--------------------------------------------------------------------------------


Average annual total returns
for selected periods ended December 31, 2006



                                                                                                                     Inception
                                                                            1 Year       5 Years         10 Years       Date
 International Core Equity Fund                                                                                        12/8/88
 Return Before Taxes                                                         29.57%        20.52%         11.79%
 Return After Taxes on Distributions*                                        28.83%        20.00%         10.15%
 Return After Taxes on Distributions and Sale of Fund Shares*                20.05%        18.08%          9.40%
 EAFE Index (reflects no deductions for fees, expenses or taxes)**           26.34%        14.98%          7.71%
 International Small Cap Fund                                                                                           1/2/96***
 Return Before Taxes                                                         30.60%        28.66%         17.98%
 Return After Taxes on Distributions*                                        28.57%        27.65%         17.36%
 Return After Taxes on Distributions and Sale of Fund Shares*                22.72%        25.54%         16.22%
 S&P Citigroup World EMI ex. U.S. Index (reflects no deductions for fees,
 expenses or taxes)**                                                        29.42%        23.74%         10.65%


*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.

**The EAFE Index is an unmanaged index of common stocks that are publicly traded in European, Australian and Far Eastern securities markets. The S&P Citigroup World EMI Ex. U.S. Index represents the small capitalization component of the Citigroup Broad Market Index which is a comprehensive index of companies in over 20 countries excluding the U.S.

***Reflects the inception date of SIMCO International Small Cap Fund, L.P., the predecessor fund. International Small Cap Fund's inception date is January 31, 2000.

--------------------------------------------------------------------------------

Expense example(2)

This example is intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The example assumes that:

o You invest $10,000 in the fund for the time periods indicated;

o You redeem at the end of each period;

o Your investment has a 5% return each year; and


o The fund's operating expenses have not been capped and remain the same.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                     After      After       After       After
                                    1 Year     3 Years     5 Years     10 Years
International Core Equity Fund       $ 90        $281        $488      $1,084
International Small Cap Fund         $113        $353        $612      $1,352


Fees and expenses of the funds

This table describes the fees and expenses you may pay if you buy and hold shares of the funds.


                                                 International   International
                                                  Core Equity      Small Cap
Based on fiscal year ended 9/30/06                    Fund           Fund
Shareholder fees                                      None            None
(fees paid directly from your investment)

Redemption fee(1)                                     2.00%           2.00%
(as a percentage of total redemption proceeds)

Annual fund operating expenses(2)
(expenses that are deducted from fund assets)
     Management fees                                  0.75%           1.00%
     Distribution (12b-1) fees                        None            None
     Other expenses                                   0.13%           0.11%
     Total annual fund operating expenses             0.88%           1.11%


--------------------------------------------------------------------------------
(1) A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.
(2) For both funds, the expense information in this table and the expense example have been restated to reflect the estimated combined expenses of the funds and the master portfolios in which they invest all of their assets.

                                        The Boston Company Group of Equity Funds

Risk/Return Summary
--------------------------------------------------------------------------------


                           ---------------------------------------------------------------------------------------------------------
                                                                  World ex-U.S. Value Fund
                           ---------------------------------------------------------------------------------------------------------
   Investment Objective    Long-term growth of capital.
                           ---------------------------------------------------------------------------------------------------------
    Key investments and    The fund invests, under normal circumstances, at least 80% of net assets (including for this purpose,
             strategies    borrowings for investment purposes) in equity securities of companies located in foreign countries represented in the Morgan Stanley Capital International All Country World Index ex-United States Free
                           (ACWI ex-U.S.) Index. The fund may invest up to 35% of assets in emerging market countries. The fund may also invest in equity index futures contracts based primarily on indices for the countries represented in or the securities comprising the ACWI ex-U.S. Index.
                           ---------------------------------------------------------------------------------------------------------
         How stocks are    The adviser seeks to build a diversified portfolio of attractively valued companies with sound business
               selected    fundamentals and improving business momentum by focusing on individual security selection rather than on economic or industry trends. The adviser employs a combination of proprietary quantitative research and fundamental qualitative analysis to assess three key factors:

                           o  Value - The adviser looks for companies with stock trading at prices which are below the adviser's assessment of the company's intrinsic value by considering measures such as the company's price-to-book, price-to-earnings and price-to-cash flows ratios.

                           o  Fundamentals - The adviser looks for companies with strong business fundamentals by considering the company's financial strength, skill of its management team and competitive position in the industry.

                           o  Business momentum - The adviser looks for companies with positive or improving business momentum which has been sparked by a catalyst, such as a corporate restructuring, the development of new products or movement into new markets or a cyclical turnaround in demand.

                           The adviser also employs guidelines to seek to diversify the fund's portfolio in the following ways:

                           o  Portfolio diversification - The fund does not invest more than 5% of the market value of its portfolio in the securities of any one issuer and does not hold more than 5% of the outstanding common stock of any one company.

                           o  Country diversification - The fund invests in at least 12 to 15 countries, with country weightings permitted to deviate from the weightings in the ACWI ex-U.S. Index only within specific percentage ranges.

                           o  Sector diversification - The weighting of the fund's investment in any sector may be no more than the greater of 10% above the weighting of the ACWI ex-U.S. Index or 30% overall.
                           ---------------------------------------------------------------------------------------------------------
     Principal risks of    Investors could lose money on their investments in the fund, or the fund could perform less well than
  investing in the fund    other possible investments, if any of the following occurs:

                           o Foreign stock markets fall in value.

                           o  An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

                           o  The adviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

                           o  During periods of extreme stock market volatility, the fund has difficulty closing out its position in equity index futures contracts or closing out the position at a price the fund believes reflects the value of the securities which make up the underlying index.

     Foreign investment    Prices of foreign securities may go down because of unfavorable foreign government actions, political,
                  risks    economic or market instability or the absence of accurate information about foreign companies. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers.

        Emerging Market    The risks associated with foreign investments are increased for investments in emerging market issuers.
                  Risks    Emerging markets tend to be more volatile than the markets of more developed foreign countries, have less mature and diverse economies and have less stable political systems than those of developed foreign countries. The securities of emerging market issuers may experience rapid and significant price changes, including price drops.

The Boston Company Group of Equity Funds

----------------------------------------------------------------------------------------------------------------------
 Total return   The bar chart and total return table indicate the risks of investing in the fund. The bar chart shows
  performance   changes in the performance of the fund from year to year over the life of the fund. The total return table shows how the fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of common stock prices. The fund's past performance does not necessarily indicate how the fund will perform in the future.




World ex-U.S. Value Fund

[THE FOLLOWING DATA IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

                Percent
"2005"           11.34
"2006"           22.52

Calendar Year Ended December 31

Quarterly returns:
World ex-U.S. Value Fund

Highest: 8.97% in 1st quarter 2006

Lowest: (1.82)% in 2nd quarter 2005


--------------------------------------------------------------------------------


Average annual total returns
for selected periods ended December 31, 2006

--------------------------------------------------------------------------------


                                                                                       Life of       Inception
                                                                       1 Year            Fund           Date
 World ex-U.S. Value Fund                                                                             11/15/04
 Return Before Taxes                                                    22.52%           17.90%
 Return After Taxes on Distributions*                                   18.83%           16.04%
 Return After Taxes on Distributions and Sale of Fund Shares*           16.00%           14.68%
 MSCI ACWI ex-U.S. Index** (reflects no deduction for fees,
 expenses, or taxes)                                                    30.19%           24.97%


*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The Morgan Stanley Capital International All Country World Index ex-United States Free (MSCI ACWI ex-US Free) is an unmanaged, capitalization-weighted index composed of companies representative of both developed and emerging markets excluding the United States.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o You invest $10,000 in the fund for the time periods indicated;

o You redeem at the end of each period;

o Your investment has a 5% return each year; and

o The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                               After      After       After       After
                              1 Year     3 Years     5 Years     10 Years
World ex-U.S. Value Fund       $134       $418        $723       $1,590


Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.


                                                    World ex-U.S.
Based on fiscal year ended 9/30/06                   Value Fund
Shareholder fees                                        None
(fees paid directly from your investment)

Redemption fee(1)                                       2.00%
(as a percentage of total redemption proceeds)

Annual fund operating expenses(2)
(expenses that are deducted from fund assets)
     Management fees                                    0.75%
     Distribution (12b-1) fees                          None
     Other expenses                                     0.57%
     Total annual fund operating expenses               1.32%


--------------------------------------------------------------------------------
(1) A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.

(2) Because TBCAM has agreed to cap the fund's operating expenses, the fund's actual expenses (after taking into account the current expense limitations) were:



    Management fees                              0.33%
    Other Expenses                               0.57%
    Total annual fund operating expenses         0.90%


This cap may be changed at any time.

                                        The Boston Company Group of Equity Funds

The Funds' Investments and Related Risks
--------------------------------------------------------------------------------


          The funds can invest in various types of equity securities, as well as securities of foreign issuers. Emerging Markets Core Equity Fund, International
     Core Equity Fund, International Small Cap Fund and World ex-U.S. Value Fund
                                        emphasize investments in foreign stocks.


Additional Information About the Funds' Principal Investments


Equity investments Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, equity index futures contracts, investment grade convertible securities (which may include preferred securities), depository receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts and equity participations. Small Cap Value Fund, Small Cap Growth Fund, Small/Mid Cap Growth Fund, Small Cap Tax-Sensitive Equity Fund and International Small Cap Fund may each invest up to 20% of net assets in equity securities of companies with total market capitalizations greater than that described on pages 4, 6, 8, and 12.

Tax management strategies The Small Cap Tax-Sensitive Equity Fund uses the tax management strategies described in the risk/return summary to limit the amount of income subject to state as well as federal income taxes. However, the Small Cap Tax-Sensitive Equity Fund does not attempt to address the tax laws of any particular state. The fund will follow these strategies only to the extent that they do not conflict with the fund's investment strategies and other operational needs. For example, the fund may sell and realize short-term gains on a stock if the stock appears to have peaked or is expected to decline in value, to increase diversification or to raise cash to pay expenses or meet shareholder redemption requests. In addition, some of the equity and fixed income securities in the fund's portfolios will regularly generate taxable income.

Foreign securities Emerging Markets Core Equity Fund, International Core Equity Fund, International Small Cap Fund and World ex-U.S. Value Fund invest primarily in securities of companies located in foreign countries. Each fund intends to invest in a broad range of countries and will invest generally in a minimum of five different countries. However, each fund is not required to invest in every country represented in, or to match the country weightings of, its index.


International Core Equity Fund and International Small Cap Fund may each invest up to 25% of assets in securities of issuers located in emerging market countries but not more than 5% of assets in companies located in any one emerging market country. World ex-U.S. Value Fund may invest up to 35% of assets in securities of issuers located in emerging market countries. An emerging market is any country not represented in the Morgan Stanley Capital International World Index, which is an index of stocks of companies in developed countries.

Large Cap Core Fund may invest without limit in foreign securities traded in a U.S. market, but only 10% of assets in foreign securities traded outside the U.S. Small Cap Value Fund, Small Cap Growth Fund, Small/Mid Cap Growth Fund and Small Cap Tax-Sensitive Equity Fund may each invest up to 15% of assets in foreign securities, including those of emerging market issuers, regardless of where they are traded.


The risks of investing in foreign securities are described under the "Principal risks of investing in the funds" on pages 10, 12 and 14.

Market sector risks At times, more than 25% of the Emerging Markets Core Equity Fund's assets may be invested in a particular market sector, such as the technology, health care or financial services sectors. To the extent the fund invests a greater portion of its assets in a particular market sector, the fund will be subject to a greater degree of risk of the industries that comprise such market sector and may be subject to greater market fluctuations.


Information About the Funds' Other Investment Strategies

Defensive investing Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund takes a temporary defensive position, it may be unable for a time to achieve its investment objective.

Derivative contracts Each fund may, but is not required to, use derivative contracts for any of the following purposes:


o To hedge against adverse changes in the market value of securities held by or to be bought for the fund caused by changing interest rates, stock market prices or currency exchange rates.


o As a substitute for purchasing or selling securities.

o To enhance a fund's potential gain in non-hedging situations.

The Boston Company Group of Equity Funds

--------------------------------------------------------------------------------

A derivative contract will obligate or entitle a fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate or currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings. In addition, some derivatives involve risk of loss if the party who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. OTC derivatives can also make a fund's portfolio less liquid and harder to value, especially in volatile markets.

Fixed income securities Large Cap Core Fund may invest up to 20% of net assets in high grade fixed income securities. Emerging Markets Core Equity Fund may invest up to 20% of its net assets in fixed income securities and may invest in preferred stocks of any credit quality if common stocks of the relevant company are not available. International Core Equity Fund, International Small Cap Fund and World ex-U.S. Value Fund may each invest up to 20% of net assets in high grade fixed income securities and may invest in preferred stocks of any credit quality if common stocks of the relevant company are not available. These funds' fixed income securities may be of any maturity or duration. Small Cap Value Fund, Small Cap Growth Fund, Small/Mid Cap Growth Fund and Small Cap Tax-Sensitive Equity Fund may each invest up to 20% of net assets in high grade fixed income securities with remaining maturities of three years or less. Each fund (other than Emerging Markets Core Equity Fund which is not subject to the limitation), may invest up to 5% of assets in securities rated, or of comparable quality to those rated, in the lowest long-term investment grade rating category. Although Emerging Markets Core Equity Fund may invest in fixed income securities of any credit quality, the fund will not invest more than 5% of its net assets in below investment grade securities at the time of investment.


The funds' fixed income securities may have all types of interest rate payment and reset terms. These securities may be issued by the U.S. government or any of its agencies, foreign governments or their subdivisions and U.S. and foreign companies.

Credit quality and risk Securities are investment grade or high grade if:

o They are rated, respectively, in one of the top four or top three long-term rating categories of a nationally recognized statistical rating organization.

o They have received a comparable short-term or other rating.

o They are unrated securities that the adviser believes to be of comparable quality.

The value of a fund's fixed income securities may go down if:

o Interest rates rise, which will make the prices of fixed income securities go down.

o The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest.

If a security receives "split" (different) ratings from multiple rating organizations, each fund will treat the security as being rated in the higher rating category. Each fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. Each fund's credit standards also apply to counterparties to OTC derivative contracts.


Securities lending Each fund may seek to increase its income by lending portfolio securities to financial institutions, such as certain broker-dealers. In order to secure their obligations to return securities loaned by the fund, borrowers will deposit collateral in an amount maintained on a current basis at least equal to the market value of the securities loaned. The value of the securities loaned by the fund will not exceed 331/3% of the value of the fund's total assets. The fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the fund.

                                        The Boston Company Group of Equity Funds

The Funds' Investments and Related Risks
--------------------------------------------------------------------------------

Impact of high portfolio turnover Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a fund's performance.

Portfolio holdings A description of each fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's statement of additional information and on the fund's website at www.melloninstitutionalfunds.com.


Investment objective Small Cap Value Fund's, Small Cap Growth Fund's, Small Cap Tax-Sensitive Equity Fund's, Small/Mid Cap Growth Fund's, Emerging Markets Core Equity Fund's, International Small Cap Fund's and World ex-U.S. Value Fund's investment objectives may be changed by the fund's trustees without shareholder approval. However, each fund's key investment strategy of investing at least 80% of net assets (including for this purpose, borrowings for investment purposes) in particular types of securities may not be changed unless the fund provides 60 days advance notice to its shareholders.

The Boston Company Group of Equity Funds

The Investment Adviser
--------------------------------------------------------------------------------

   TBCAM offers a broad array of investment services that includes management of domestic and international equity portfolio.

About The Boston Company Asset Management LLC ("TBCAM")


TBCAM was founded in 1970 and manages more than $72.7 billion in assets in international and domestic equity and balanced portfolios for public, corporate, Taft-Hartley, defined benefit plans, as well as endowments and foundation clients and subadvised relationships, as of December 31, 2006. TBCAM is the adviser to each fund.

TBCAM is an indirect subsidiary of Mellon Financial Corporation. Mellon is a global financial services company with approximately $5.5 trillion of assets under management, administration or custody, including approximately $995 billion under management as of December 31, 2006. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions.


TBCAM believes that experience is a prerequisite for long-term investment success. But experience alone is insufficient in a world of complex new securities and rapidly changing technologies. To keep pace with today's investment markets, TBCAM has built a staff which balances enthusiasm and intellectual curiosity with professional and technical expertise. This combination of experience and enthusiasm, tradition and innovation has worked well and serves as a blueprint for future growth at TBCAM.

TBCAM relies on a combination of traditional fundamental research, which is the product of a seasoned staff of specialists, and innovative quantitative analysis, which uses sophisticated computer-based models to help identify potentially attractive securities in equity markets. In each market, TBCAM seeks to discover opportunity by attention to detail and adherence to a strict set of disciplines. TBCAM uses fundamental research to uncover securities that have been overlooked or misunderstood in the marketplace. Such issues are frequently undervalued and present growth opportunities that can be exploited by TBCAM's portfolio managers.


TBCAM strives to balance individual insight with the shared wisdom of the investment team. By combining technology and an experienced research staff, TBCAM has built a powerful internal network of overlapping resources.

--------------------------------------------------------------------------------

On December 4, 2006, Mellon and The Bank of New York Company, Inc. ("BNY") announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, TBCAM, currently a wholly-owned, indirect subsidiary of Mellon, would become a wholly-owned, indirect subsidiary of The Bank of New York Mellon Corporation.

The transaction is subject to certain regulatory approvals and the approval of BNY's and Mellon's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon and BNY expect the transaction to be completed in the third quarter of 2007.

                              Investment Adviser

                   The Boston Company Asset Management, LLC
                         One Boston Place, 14th Floor
                               Boston, MA 02108

                                        The Boston Company Group of Equity Funds

The Investment Adviser
--------------------------------------------------------------------------------

Fund managers


-----------------------------------------------------------------------------------------------------------------------------------
 Fund                                  Fund managers                     Positions during past five years
-----------------------------------------------------------------------------------------------------------------------------------
 Large Cap Core Fund                   Sean P. Fitzgibbon, CFA           Senior Vice President, Sean is a portfolio manager for
                                                                         our US Large Cap Core Equity and Long/ Short
                                                                         strategies. He is also a member of our Global Equity
                                                                         Investment Team. In addition, Sean is responsible for
                                                                         conducting research covering the health care and
                                                                         consumer discretionary sectors.

                                       Jeffrey D. McGrew, CFA            Vice President, Jeff is a portfolio manager and equity
                                                                         research analyst for our US Large Cap Core Equity and
                                                                         Market Neutral strategies. Prior to 2002, Jeff was an
                                                                         equity analyst at Fidelity Investments where he
                                                                         conducted research on the technology, financial, and
                                                                         telecommunications sectors.
-----------------------------------------------------------------------------------------------------------------------------------
 Small Cap Value Fund                  Joseph M. Corrado, CFA            Senior Vice President, Joe is a portfolio manager for
                                                                         our US Small Cap Growth and US Small Cap Value Equity
                                                                         strategies. He is also responsible for conducting
                                                                         research covering the consumer services and financial
                                                                         sectors. In addition, Joe is a member of our Global
                                                                         Equity Investment Team.

                                       Stephanie K. Brandaleone, CFA     Vice President, Stephanie is a portfolio manager for
                                                                         our US Small Cap Growth CFA and US Small Cap Value
                                                                         Equity strategies. She also conducts research covering
                                                                         the consumer services sector.
-----------------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth Fund                 B. Randall Watts, Jr., CFA        Senior Vice President, Randy is a portfolio manager for
                                                                         our US Small Cap Growth and US Small Cap Value Equity
                                                                         strategies. He also conducts research covering the
                                                                         technology and industrial sectors.

                                       P. Hans Von Der Luft, MBA         Vice President, Hans is a portfolio manager for our US
                                                                         Small Cap Value Equity strategies and a member of the
                                                                         portfolio management team for our US Small Cap Growth
                                                                         strategies. He is responsible for conducting research
                                                                         covering the health care and finance sectors. Prior to
                                                                         2001, Hans was an equity analyst at McDonald
                                                                         Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 Small/Mid Cap Growth Fund and         B. Randall Watts, Jr., CFA        Senior Vice President, Randy is a portfolio manager for
 Small Cap Tax-Sensitive Equity Fund                                     our US Small Cap Growth and US Small Cap Small Cap
                                                                         Tax-Sensitive Equity Fund Value Equity strategies. He
                                                                         also conducts research covering the technology and
                                                                         industrial sectors.

                                       Todd Wakefield, CFA               Vice President, Todd is a portfolio manager for our US
                                                                         Small Cap Growth and Small-to-Midcap Growth strategies.
                                                                         He also conducts research covering the consumer
                                                                         services and energy sectors. Prior to 1998, Todd served
                                                                         as portfolio manager/analyst at Fleet Investment
                                                                         Advisors.
-----------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Core Equity Fund     Daniel B. LeVan, CFA              Senior Vice President, Dan has served as the
                                                                         co-portfolio manager and analyst for the fund since its
                                                                         inception on May 1, 2006. Dan joined TBCAM in 1994 and
                                                                         has over 11 years of investment experience in managing
                                                                         client portfolios. Dan has been a member of the
                                                                         portfolio management team for the Global Equity,
                                                                         Emerging Markets Core Equity and International Core
                                                                         Equity disciplines since 1998. In addition, Dan has
                                                                         been responsible for conducting research covering the
                                                                         information technology sector since 1999.

                                       Peter J. Collins                  Assistant Vice President, Peter has served as the
                                                                         co-portfolio manager and analyst for the fund since its
                                                                         inception on May 1, 2006. Peter joined TBCAM in 1996
                                                                         and served as a quantitative assistant for the
                                                                         International Core Equity, International Growth and
                                                                         International Small Cap teams. He has been an equity
                                                                         research analyst for the Global Equity, International
                                                                         Core Equity and International Small Cap Equity
                                                                         strategies since June 2005. In addition, Peter has been
                                                                         responsible for conducting research covering the
                                                                         utilities sector since 2003.
-----------------------------------------------------------------------------------------------------------------------------------
 International Core Equity Fund        Remi J. Browne, CFA               Senior Vice President, Remi is a portfolio manager for
                                                                         our Global Equity and International Core disciplines.
                                                                         He is also a member of the portfolio management team
                                                                         for our International Small Cap Equity strategy. In
                                                                         addition, Remi is responsible for conducting research
                                                                         covering the financial sector.

                                       Peter S. Carpenter, CFA           Vice President, Peter serves as assistant portfolio
                                                                         manager for our Global Equity, International Core and
                                                                         International Small Cap Equity strategies. He is also
                                                                         responsible for conducting research covering the
                                                                         industrial and consumer discretionary sectors.
-----------------------------------------------------------------------------------------------------------------------------------
 International Small Cap Fund          Daniel B. LeVan, CFA              Senior Vice President, Dan is a portfolio manager for
                                                                         our International Small Cap Equity strategy. He is also
                                                                         a member of the portfolio management team for our
                                                                         Global Equity and International Core Equity
                                                                         disciplines. In addition, Dan is responsible for
                                                                         conducting research covering the health care and
                                                                         technology sectors.

                                       John W. Evers, CFA                Vice President, John is a portfolio manager for our
                                                                         International Small Cap Fund strategy. He is also a
                                                                         member of the portfolio management team for our Global
                                                                         Equity and International Core Equity disciplines. In
                                                                         addition, John is responsible for conducting research
                                                                         covering the energy and telecommunication sectors.
-----------------------------------------------------------------------------------------------------------------------------------
 World ex-U.S. Value Fund              D. Kirk Henry, CFA                Executive Vice President, Kirk is the Director of our
                                                                         International Value Equity strategy. He is also the
                                                                         lead portfolio manager on the International and
                                                                         Emerging Markets strategies.

                                       Carolyn M. Kedersha, CFA, CPA     Senior Vice President, Carolyn is a portfolio manager
                                                                         for our International CPA Value Equities strategy. She
                                                                         also conducts research on companies located in the
                                                                         United Kingdom, Greece, Egypt, Turkey, Israel, Russia,
                                                                         and Latin America.

                                       Clifford A. Smith, CFA            Senior Vice President, Cliff serves as the Assistant
                                                                         Director of our International Value Equity strategy. He
                                                                         is also a member of our International Value Equity
                                                                         portfolio management team and conducts research on
                                                                         global technology and European capital goods companies.
-----------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information includes additional information about these portfolio managers, including information about their compensation, accounts they manage other than the fund and their ownership, if any, in the shares of the fund.

The Boston Company Group of Equity Funds

--------------------------------------------------------------------------------

Advisory services and fees


TBCAM provides each fund with portfolio management and investment research services, places orders to buy and sell each fund's portfolio securities and manages each fund's business affairs. For the fiscal year ended September 30, 2006, each fund paid an advisory fee to TBCAM for these services. TBCAM has agreed to limit each fund's total annual operating expenses (excluding brokerage commissions, taxes, acquired fund fees and expenses and extraordinary expenses) and some of the fund's advisory fee payments were less than the fund's contractual advisory fee. These agreements are temporary and may be terminated or changed at any time.



-----------------------------------------------------------------------------------------------------------------------------------
                         Annual Advisory Fee Rates (as a percentage of the fund's average net assets)
-----------------------------------------------------------------------------------------------------------------------------------
                                       Actual advisory fee paid*        Contractual advisory fee       Current expense limitation**
-----------------------------------------------------------------------------------------------------------------------------------
Large Cap Core Fund                              0.50%                          0.50%                             0.90%
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                             0.80%                          0.80%                             1.25%
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                            0.78%                          0.80%                             1.10%
-----------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Growth Fund                        0.31%                          0.60%                             1.00%
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Tax-Sensitive Equity Fund              0.80%                          0.80%                             1.10%
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Core Equity Fund                0.00%                          1.10%                             1.45%
-----------------------------------------------------------------------------------------------------------------------------------
International Core Equity Fund                   0.75%             0.80%/0.75%/0.70%/0.60%/0.50%(1)               1.25%
-----------------------------------------------------------------------------------------------------------------------------------
International Small Cap Fund                     1.00%                          1.00%                             1.50%
-----------------------------------------------------------------------------------------------------------------------------------
World ex-U.S. Value Fund                         0.33%                          0.75%                             0.90%
-----------------------------------------------------------------------------------------------------------------------------------



*For fiscal year ended September 30, 2006.
**Current expense limitations, also shown as a percentage of the fund's average net assets, represent a voluntary cap on the fund's total expenses. If the actual advisory fee rate is less than the contractual advisory fee rate, the cap was triggered and advisory fees were waived by TBCAM.
(1)Under the investment advisory agreement in effect as of November 1, 2006, the adviser is paid a fee for its services based upon a percentage of the International Core Equity Fund's average daily net asset value computed as follows:

  0.80% of the first $500 million
  0.75% of the next $500 million

  0.70% of the next $500 million
  0.60% of the next $500 million
  0.50% of over $2 billion

A discussion regarding the factors considered by the Mellon Institutional Funds Investment Trust's Board of Trustees in approving the advisory agreements for each fund, other than Emerging Markets Core Equity Fund, is available in the fund's semi-annual report for the period ended March 31, 2007. The discussion regarding the factors considered by the Board in approving the advisory agreement for Emerging Markets Core Equity Fund is available in the fund's annual report for the period ended September 30, 2006.

                                        The Boston Company Group of Equity Funds

Fund Closures
--------------------------------------------------------------------------------


The Board of Trustees of Mellon Institutional Funds Investment Trust has authorized closing Small Cap Growth Fund, Small Cap Value Fund, Small Cap Tax-Sensitive Equity Fund, International Core Equity Fund and International Small Cap Fund (the "Closed Funds") for an indefinite period, subject to the conditions described below. These closures are effective as of the close of business on the following dates (each a "Closing Date"):



--------------------------------------------------------------------------
 Fund                                                    Closing Date
--------------------------------------------------------------------------
      International Small Cap Fund                September 30, 2005
--------------------------------------------------------------------------
      Small Cap Value Fund                           August 31, 2006
--------------------------------------------------------------------------
      International Core Equity Fund                    July 6, 2007
--------------------------------------------------------------------------
      Small Cap Growth Fund                             July 6, 2007
--------------------------------------------------------------------------
      Small Cap Tax-Sensitive Equity Fund               July 6, 2007
--------------------------------------------------------------------------



Because Closing Dates are established based on current inflow projections, a Closed Fund may actually close in advance of such date. Each Closed Fund will continue to sell shares to existing shareholders and permit exchanges from other Mellon Institutional Funds as long as the exchanging shareholder has an existing Closed Fund account (either directly or through a financial intermediary). Shareholders whose accounts had a zero balance on or after the applicable Closing Date will be prohibited from reactivating the account or opening a new account. Investors who did not own shares of a Closed Fund as of the Closing Date generally will not be allowed to buy shares of that Closed Fund, except that shares of the Closed Fund will also continue to be sold to:

o Participants in qualified retirement plans (including pension or profit sharing plans, pension funds, 401(k) plans and other benefit plans) if the plan sponsor includes the Closed Fund as an investment option on, and the plan owns shares of the Closed Fund as of, the Closing Date;

o Certain institutional investors and financial professionals (including investment advisers, broker-dealers, banks and trust companies) who have expressed an interest in investing in the Closed Fund, either for themselves or on behalf of clients, by the Closing Date, if approved by an officer of the Trust; and

o Certain advisory clients of TBCAM, and of its affiliates, upon the request of TBCAM, provided that TBCAM is able to effectively manage the additional assets in accordance with the applicable Closed Fund's investment strategy.

The Board reserves the right to open a Closed Fund to new investors or suspend the sale of shares from time to time without further notice or supplement to the prospectus. The offering of shares will be determined on the basis of a Closed Fund's ability to manage effectively additional assets in accordance with its investment strategy. Management of a Closed Fund can be affected by the limited availability of attractive international stocks (especially within emerging markets), small capitalization stocks and changes in related market conditions, among other factors.


A fund may from time to time enter into capacity agreements with certain investors or financial intermediaries whereby the fund agrees to reserve a specified maximum dollar amount of its remaining investment capacity to such investor or customers of such financial intermediary.

The Boston Company Group of Equity Funds

Investment and Account Information
--------------------------------------------------------------------------------


       How to purchase    Minimum initial investment: $100,000
                shares
                          Minimum subsequent investment: $5,000

                          Minimum investments may be waived by the distributor for investors in omnibus accounts and clients and employees of TBCAM, its affiliates and their immediate families. All orders to purchase shares received by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All orders must be in good form and accompanied by payment. Each fund reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders.

              By check    ---------------------------------------------------------------------------------------------------------
    Opening an account    o  Send a check to the distributor payable to Mellon Institutional Funds with the completed original
  Adding to an account       account application.

                          o  Send a check to the distributor payable to Mellon Institutional Funds and a letter of instruction with the account name and number and effective date of the request.

                          o  Payment must be made in U.S. dollars and drawn on a U.S. bank. The funds do not accept third-party checks, travelers checks, credit card checks or money orders.

               By wire    ---------------------------------------------------------------------------------------------------------
    Opening an account    o  Send the completed original account application to the distributor.

                          o  Call the distributor to obtain an account number.

                          o  Instruct your bank to wire the purchase amount to Mellon Bank, N.A. (see below).

  Adding to an account    o  Call the distributor. Instruct your bank to wire the amount of the additional investment to Mellon
                             Bank, N.A. (see below).

                By fax    ---------------------------------------------------------------------------------------------------------
    Opening an account    o  Fax the completed account application to 781-796-2864.

                          o  Mail the original account application to the distributor.

                          o  Follow the instructions for opening an account by wire.

  Adding to an account    o  Fax a letter of instruction to 781-796-2864 with the account name and number and effective date of the request. o Call the distributor. Instruct your bank to wire the amount of the additional investment to
                             Mellon Bank, N.A.

   Through a financial    ---------------------------------------------------------------------------------------------------------
          intermediary    o  Contact your financial intermediary. You may purchase fund shares through an intermediary, such as a
     Opening or adding       broker-dealer, bank or other financial institution, or an organization that provides recordkeeping
         to an account       and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service and may require different minimum initial and subsequent investments than the funds. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in the funds directly. Mellon Funds Distributor, L.P., the distributor of the funds, has contracted with certain intermediaries to authorize them and designated plan administrators to accept and forward purchase orders to the funds on your behalf. Your purchase order must be received in good order by these intermediaries before the close of regular trading on the New York
                             Stock Exchange ("NYSE") to receive that day's share price. The funds pay administrative service fees to certain financial intermediaries that provide record keeping and/or other administrative support services. The adviser or its affiliates may pay additional compensation from their own resources to certain intermediaries for administrative services, as well as in consideration of marketing or other distribution-related services. Mellon Institutional Funds is not responsible for the failure of any intermediary to carry out its obligations to its customers.

                                        The Boston Company Group of Equity Funds

Investment and Account Information
--------------------------------------------------------------------------------


                         The distributor's address is:               Wire instructions:
                         Mellon Funds Distributor, L.P.              Mellon Bank, N.A.
                         P.O. Box 8585                               Boston, MA
                         Boston, Massachusetts 02266-8585            ABA#: 011001234
                         Tel: 800-221-4795                           Account #: 56-5849
                         Fax: 781-796-2864                           Fund name:
                         Email: mifunds@mellon.com                   Investor account #:

                         -----------------------------------------------------------------------------------------------------------
      How to exchange    You may exchange shares of a fund for shares of any other fund in the Mellon Institutional Funds family
               shares    of funds, if the registration of both accounts is identical. Shares exchanged within 30 calendar days of purchase (7 calendar days for the Intermediate Tax Exempt Bond and Yield Plus Funds) may be subject to a redemption fee. See "Investment and Account Information -- Redemption Fee" for more information. A fund may refuse any exchange order and may modify or terminate its exchange privilege affecting all shareholders on 60 days' notice. Because excessive account transactions can disrupt the management of a fund and increase fund costs for all shareholders, TBCAM may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the same fund during any consecutive 12-month period. Multiple exchanges out of the same fund that occur in the same day will be considered one exchange. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.

                         Exchange requests will not be honored until the distributor receives payment for the exchanged shares (up to 3 business days). An exchange involves a taxable redemption of shares surrendered in the exchange.
                         -----------------------------------------------------------------------------------------------------------
              By mail    o  Send a letter of instruction to the distributor signed by each registered account owner.

                         o  Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

                         o  Provide both account numbers.

                         o  Signature guarantees may be required (see below).
                         -----------------------------------------------------------------------------------------------------------
         By telephone    o  If the account has telephone privileges, call the distributor.

                         o  Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

                         o  Provide both account numbers.

                         o  The distributor may ask for identification and all telephone transactions may be recorded.
                         -----------------------------------------------------------------------------------------------------------
  Through a financial    o  Contact your financial intermediary. You may exchange fund shares through an intermediary, such as a
         intermediary       broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service and may have different requirements than the funds. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in the funds directly. Mellon Funds Distributor, L.P., the distributor of the funds, has contracted with certain intermediaries to authorize them and designated plan administrators to accept and forward exchange orders to the funds on your behalf. Your exchange order must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day's share price. The funds pay administrative service fees to certain financial intermediaries that provide record keeping and/or other administrative support services. The adviser or its affiliates may pay additional compensation from their own resources to certain intermediaries for administrative services, as well as in consideration of marketing or other distribution-related services. Mellon
                            Institutional Funds is not responsible for the failure of any intermediary to carry out its obligations to its customers.
                         -----------------------------------------------------------------------------------------------------------
 How to redeem shares    All orders to redeem shares received by the distributor or its agent before the close of regular trading on the NYSE will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All redemption orders must be in good form. Each fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Shares redeemed within 30 calendar days of purchase (7 calendar days for the Intermediate Tax Exempt
                         Bond and Yield Plus Funds) may be subject to a redemption fee. See "Investment and Account Information --
                         Redemption Fee" for more information.

The Boston Company Group of Equity Funds

--------------------------------------------------------------------------------


              By mail    o  Send a letter of instruction to the distributor signed by each registered account owner.

                         o  State the name of the fund and number of shares or dollar amount to be sold.

                         o  Provide the account number.

                         o  Signature guarantees may be required (see below).
                         -----------------------------------------------------------------------------------------------------------
         By telephone    o  If the account has telephone privileges, call the distributor.

    For check or wire    o  Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application. The distributor may ask for identification and all telephone transactions may be recorded.
                         -----------------------------------------------------------------------------------------------------------
               By fax    o  Fax the request to the distributor at 781-796-2864.

                         o  Include your name, the name of the fund and the number of shares or dollar amount to be sold.

                         o  Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.
                         -----------------------------------------------------------------------------------------------------------
  Through a financial    o  Contact your financial intermediary. You may redeem fund shares through an intermediary, such as a
         intermediary       broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in the funds directly. Mellon Funds Distributor, L.P., the distributor of the funds, has contracted with certain intermediaries to authorize them and designated plan administrators to accept and forward redemption orders to the funds on your behalf. Your redemption request must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day's share price. The funds pay administrative service fees to certain financial intermediaries that provide record keeping and/or other administrative support services. The adviser or its affiliates may pay additional compensation from their own resources to certain intermediaries for administrative services, as well as in consideration of marketing or other distribution-related services. Mellon Institutional Funds is not responsible for the failure of any intermediary to carry out its obligations to its customers.
                         -----------------------------------------------------------------------------------------------------------
            Good form    o  Good form means that you have provided the following information with your request: name of fund;
                            account number (if an existing account); dollar amount or number of shares to be purchased (or exchanged or redeemed); and the signature of each owner exactly as the account is registered in the case of a redemption request. Good form also means that there are no outstanding claims against your account or transaction limitations on your account. Also, a signature guarantee may be required with certain requests.
                         -----------------------------------------------------------------------------------------------------------
       Redemption fee    Short-term trading and excessive exchange activity in certain types of funds may interfere with portfolio management and have an adverse effect on the fund and its shareholders. Each fund in the Mellon
                         Institutional Funds family of funds imposes a redemption fee of 2.00% of the total redemption amount
                         (calculated at net asset value) if you sell or exchange your shares after holding them for less than 30 calendar days (7 calendar days for the Intermediate Tax Exempt Bond and Yield Plus Funds). The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.

                         The redemption fee does not apply to shares that were acquired through reinvestment of dividends or capital gains distributions, or to redemptions or exchanges by the following categories of transactions:

           Exemptions    Certain Retirement Account Activity:

                         o  Shares redeemed as a result of a retirement plan sponsor decision (e.g. retirement plan-wide re-allocations or termination).

                         o  Retirement account redemptions as a result of minimum required distributions and returns of excess contributions.

                         o  Shares redeemed as part of a retirement plan participant-directed distribution including, but not limited to: death distributions, loan withdrawals and Qualified Domestic Relations Orders ("QDROs").

                                        The Boston Company Group of Equity Funds

Investment and Account Information
--------------------------------------------------------------------------------


                         Non-shareholder Directed Activity:
                         o  Shares redeemed through an automatic, nondiscretionary rebalancing or asset re-allocation program, or via a systematic withdrawal plan.

                         Other Activity:

                         o  Redemptions of $2,500 or less.

                         o  Rollovers, transfers and changes of account registration within a fund (provided the monies do not leave the fund), and redemptions in kind.

                         o  Transactions that are not motivated by short-term trading considerations, which have received prior approval by the Mellon Institutional Fund's Chief Compliance Officer.

                         The funds may assess redemption fees in any of these types of transactions if, in the opinion of the fund, the transaction is intended to circumvent the redemption fee policy. In addition, the funds may modify their redemption policies at any time without giving advance notice to shareholders.

                         While the funds seek to apply its redemption fee policy to all accounts, a fund may not be able to apply the policy to accounts which are maintained by some financial intermediaries ("Omnibus Accounts") because of the difficulty in identifying individual investor transactions or the difficulty in identifying the investor responsible for a particular transaction even if the transaction itself is identified. To the extent a fund is able to identify excessive short-term trading in Omnibus Accounts, the fund will seek the cooperation of the intermediary to enforce the Mellon Institutional Funds' redemption fee policy. In addition, some financial intermediaries have agreed to monitor short-term trading and excessive exchange activity on transactions in their customer accounts in accordance with the intermediary's own policy, which may differ from the funds' policy in terms of the amount or existence of a redemption fee, the holding period and the types of transactions which could trigger the fee. The funds may allow the intermediary to apply its own policy to its customer's accounts in place of funds' redemption fee policy if the funds determine the intermediary's policy is reasonably designed and sufficiently similar to the funds' policy. Investors who own fund shares indirectly should contact their financial intermediary to determine what restrictions apply to their shares.

                         -----------------------------------------------------------------------------------------------------------
Administrative service   Each fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement
                   fee   plans, Omnibus Accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, each fund may pay each Plan Administrator a service fee in an amount of up to 0.15% (on an annualized basis) of a fund's average daily net assets attributable to fund shares that are held in accounts serviced by such Plan Administrator.
                         -----------------------------------------------------------------------------------------------------------
            Additional   The adviser or its affiliates may pay additional compensation from their own resources to Plan
          compensation   Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services relating to the Mellon Institutional Funds. These payments may provide an incentive for these entities to actively promote the funds or cooperate with the distributor's promotional efforts.

The Boston Company Group of Equity Funds

--------------------------------------------------------------------------------

Transaction and account policies

Accounts with low balances. If an account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may ask the investor to increase the size of the account to $50,000 within 30 days. If the investor does not increase the account to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the investor.


In-kind purchases and redemptions. Securities you own may be used to purchase shares of a fund. This generally will be a taxable event for you. The adviser will determine if the securities are consistent with the fund's objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. A fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. A redeeming shareholder will pay transaction costs to dispose of these securities and such transactions generally are treated as taxable sales of the securities you exchange for federal tax purposes.


Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.

The distributor will accept signature guarantees from:

o members of the STAMP program or the Exchange's Medallion Signature Program

o a broker or securities dealer

o a federal savings, cooperative or other type of bank

o a savings and loan or other thrift institution

o  a credit union

o a securities exchange or clearing agency

A notary public cannot provide a signature guarantee.


Household delivery of fund documents
With your consent, a single prospectus and shareholder report may be sent to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by contacting Mellon Institutional Funds, either orally or in writing at the telephone number or address for the funds listed on the back cover of this prospectus. Mellon Institutional Funds will begin mailing prospectuses and shareholder reports to you within 30 days after receiving your revocation.


Valuation of shares

Each fund offers its shares at the NAV per share of the fund next calculated after an order is placed and received in good order by the fund's distributor or its agent. See, "How to purchase shares" on page 23. Each fund calculates its NAV once daily as of the close of regular trading on the NYSE (generally at 4:00 p.m., New York time) on each day the NYSE is open. A fund's NAV will not be calculated on the days on which the NYSE is closed for trading, such as on national holidays. If the NYSE closes early, the funds accelerate calculation of NAV and transaction deadlines to that time. Each fund values the securities in its portfolio primarily on the basis of market quotations and valuations provided by independent pricing services. Certain short-term securities are valued on the basis of amortized cost.


Because foreign markets may be open at different times than the NYSE, the value of shares of a fund which invest in foreign securities may change on days when shareholders are not able to buy or sell them. Many securities markets outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in those markets may not fully reflect the events that occur after their close but before the close of the NYSE.

If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the market on which the security is principally traded (such as for foreign securities), a fund may value its assets by a method the trustees believe accurately reflects their fair value. The trustees have adopted fair value pricing procedures for determining the fair value of particular securities. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or official closing prices.


In the case of the Emerging Markets Core Equity Fund, International Core Equity Fund, International Small Cap Fund and World ex-U.S. Value Fund, the fair value pricing procedures require these funds to fair value foreign equity securities if there has been a movement (either up or down) in the U.S. equity markets that exceeds a specified daily threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is expected that these funds will use fair value prices for foreign equity securities in their portfolios to a significant extent, including as frequently as several times each week.


Dividends and distributions

Each fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The funds declare and distribute dividends from net investment income semiannually and distribute net capital gains, if any, annually. All dividends and capital gains are reinvested in shares of the fund that paid them unless the shareholder elects to receive them in cash. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.

                                        The Boston Company Group of Equity Funds

Fund Details
--------------------------------------------------------------------------------

Tools used to combat short-term trading and excessive exchange activity

While the Mellon Institutional Funds family of funds provides its shareholders with daily liquidity, its investment programs are designed to serve long-term investors. The funds discourage short-term trading and excessive exchange activity in fund shares, as these activities may hurt the long-term performance of certain funds by requiring them to incur transactions costs, maintain an excessive amount of cash or liquidate portfolio holdings at a disadvantageous time. The funds do not have arrangements to accommodate investors who wish to engage in these activities. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the funds' shares to be excessive if:

o You sell shares within a short period of time after the shares were purchased;
o  You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Board of Trustees of the Mellon Institutional Funds has adopted policies and procedures designed to discourage short-term trading and excessive exchange activity in the Funds. These include policies and procedures relating to:

o trade activity monitoring;
o exchange guidelines;
o redemption fee on certain trades in certain funds; and
o use of fair value pricing.

Each of these tools used by the funds to combat short-term trading and excessive exchange activity is described in more detail below.

Trade activity monitoring

The Mellon Institutional Funds monitor selected trades on a daily basis in an effort to detect short-term trading and excessive exchange activity in the funds. If, as a result of this monitoring, the Mellon Institutional Funds determine that a shareholder has engaged in short-term trading or excessive exchange activities, we will ask the shareholder to stop such activities and refuse to process further purchases or exchanges in the shareholder's accounts. In making such judgments, the Mellon Institutional Funds seek to act in a manner that we believe is consistent with the best interests of shareholders.

Exchange guidelines

As discussed further under "Investment and Account Information -- How to exchange shares," you may make up to four exchanges out of the same fund in any twelve-month period. If you effect four exchanges out of the same fund during any consecutive twelve-month period, the Mellon Institutional Funds will reject any additional purchase or exchange orders with respect to that fund until such time as you are again entitled to effect an exchange under this policy. Multiple exchanges out of the same fund that occur in the same day will be considered a single exchange. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. See "Investment and Account Information -- How to exchange shares" for more information.

Redemption fee


Pursuant to a policy adopted by the Board of Trustees, you will be charged a 2% redemption fee if you redeem, including by exchange, shares of the funds within 30 calendar days of purchase (7 calendar days for the Intermediate Tax Exempt Bond and Yield Plus Bond Funds). See "Investment and Account Information -- Redemption Fee" for more information.


Fair value pricing

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the funds' net asset values are calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the funds may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. See "Investment and Account Information -- Valuation of Shares" for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of short-term trading and excessive exchange activities.

Limitations on the effectiveness of these tools

Although these tools are designed to discourage short-term trading and excessive exchange activity, you should understand that none of these tools alone nor all of them taken together, can eliminate the possibility that such activity in the funds will occur. For example, the ability of a fund to monitor trades or exchanges by, and or to assess a redemption fee on, the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. For this reason, these tools cannot eliminate the possibility of short-term trading and excessive exchange activities. Moreover, certain of these tools involve judgments that are inherently subjective. The Mellon Institutional Funds seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests.

The Boston Company Group of Equity Funds

--------------------------------------------------------------------------------

Taxes


----------------------------------------------------------------------------------------------------------------------------------
  Transactions                               Tax Status
  Sales or exchanges of shares               Usually capital gain or loss. Tax rate depends on how long shares are held.

  Distributions of long-term capital gain    Taxable as long-term capital gain.

  Distributions of short-term capital gain   Taxable as ordinary income.

  Dividends from net investment income       Taxable as either ordinary income or qualified dividend income taxable to individual shareholders at a maximum 15% federal income tax rate if so designated by a fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder.

----------------------------------------------------------------------------------------------------------------------------------



Every January, the funds provide information to their shareholders about the funds' dividends and distributions, which are taxable even if reinvested, and about the shareholders' redemptions during the previous calendar year. Any shareholder who does not provide the funds with a correct taxpayer identification number and required certification may be subject to federal backup withholding tax.

Shareholders generally should avoid investing in a fund shortly before an expected taxable dividend or capital gain distribution. Otherwise, a shareholder may pay taxes on dividends or distributions that are economically equivalent to a partial return of the shareholder's investment.


Shareholders should consult their tax advisers about their own particular tax situations.

Master/feeder structure

Large Cap Core Fund, Small Cap Value Fund, Small Cap Growth Fund, International Core Equity Fund and International Small Cap Fund are "feeder" funds that invest exclusively in corresponding "master" portfolios with an identical investment objective. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.

Each feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the master portfolio, receiving either cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

--------------------------------------------------------------------------------

                         The funds' service providers

    Principal Underwriter          Independent Registered Public Accounting Firm
Mellon Funds Distributor, L.P.              PricewaterhouseCoopers LLP

Custodian and Fund Accountant                      Legal Counsel
      Mellon Bank, N.A.              Wilmer Cutler Pickering Hale and Dorr LLP

        Transfer Agent
   Dreyfus Transfer, Inc.

                                        The Boston Company Group of Equity Funds

Financial Highlights
--------------------------------------------------------------------------------


The financial highlights tables are intended to help shareholders understand the funds' financial performance for the past five years, or less if a fund has a shorter operating history. Certain information reflects financial results for a single fund share. Total returns represent the rate that a shareholder would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended 2006 and earlier was derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with the funds' financial statements, are included in the funds' annual reports (available upon request).



Large Cap Core Fund



                                                                                  Year Ended September 30,
                                                           -------------------------------------------------------------------
                                                             2006           2005          2004           2003           2002
                                                           -------        -------       -------        -------        -------
Net Asset Value, Beginning of Year                         $ 39.57        $ 35.24       $ 31.43        $ 26.13        $ 34.00
                                                           -------        -------       -------        -------        -------
From Investment Operations:
 Net investment income (loss)*(a)                             0.36           0.41          0.23           0.36           0.32
 Net realized and unrealized gains (loss) on investments      3.22           4.28(b)       3.92(b)        5.30          (5.77)(b)
                                                           -------        -------       -------        -------        -------
Total from operations                                         3.58           4.69          4.15           5.66          (5.45)
                                                           -------        -------       -------        -------        -------
Less Distributions to Shareholders:
 From net investment income                                  (0.39)         (0.36)        (0.34)         (0.36)         (0.21)
 From net realized gains on investments                      (5.18)            --            --             --          (2.21)
                                                           -------        -------       -------        -------        -------
Total distributions to shareholders                          (5.57)         (0.36)        (0.34)         (0.36)         (2.42)
                                                           -------        -------       -------        -------        -------
Net Asset Value, End of Year                               $ 37.58        $ 39.57       $ 35.24        $ 31.43        $ 26.13
                                                           =======        =======       =======        =======        =======
Total Return                                                  9.84%(c)      13.34%        13.23%(c)      21.76%(c)     (17.70)%(c)
Ratios/Supplemental data:
 Expenses (to average daily net assets)*(d)                   0.90%          0.85%         0.83%          0.71%          0.71%
 Net Investment Income (to average daily net assets)*         0.98%          1.10%         0.67%          1.23%          0.96%
 Portfolio Turnover(e)                                         103%            85%           66%           104%            80%
 Net Assets, End of Year (000's omitted)                   $93,745        $46,036       $56,067        $64,150        $55,029

---------
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

  Net investment income per share(a)                       $  0.33            N/A       $  0.23        $  0.29        $  0.27
  Ratios (to average daily net assets):
   Expenses(d)                                                0.99%           N/A          0.84%          0.93%          0.83%
   Net investment income                                      0.89%           N/A          0.66%          1.01%          0.84%

(a)  Calculated based on average shares outstanding.
(b)  Amounts includes litigation proceeds received by The Boston Company Large Cap Core Portfolio of $0.02 for the year ended
     September 30, 2005, $0.02 for the year ended September 30, 2004 and $0.06 for the year ended September 30, 2002.
(c)  Total return would have been lower in the absence of expense waivers.
(d)  Includes the Fund's share of The Boston Company Large Cap Core Portfolio's allocated expenses.
(e)  Information provided is for The Boston Company Large Cap Core Portfolio, which is the master fund in which the Fund invests all its assets.


                                       30
The Boston Company Group of Equity Funds

--------------------------------------------------------------------------------
Small Cap Value Fund


                                                                                    Year Ended September 30,
                                                               ------------------------------------------------------------
                                                                 2006         2005         2004        2003          2002
                                                               --------     --------     -------     -------       -------
Net Asset Value, Beginning of Year                             $  22.55     $  21.91     $ 18.49     $ 14.30       $ 13.86
                                                               --------     --------     -------     -------       -------
From Investment Operations:
 Net investment income (loss)*(a)                                  0.09         0.02       (0.05)      (0.01)         0.05
 Net realized and unrealized gains (loss) on investments           2.58         4.29        5.27        4.24          0.75
                                                               --------     --------     -------     -------       -------
Total from operations                                              2.67         4.31        5.22        4.23          0.80
                                                               --------     --------     -------     -------       -------
Less Distributions to Shareholders:
 From net investment income                                       (0.03)          --          --       (0.02)        (0.04)
 From net realized gains on investments                           (1.49)       (3.67)      (1.80)      (0.02)        (0.32)
                                                               --------     --------     -------     -------       -------
Total distributions to shareholders                               (1.52)       (3.67)      (1.80)      (0.04)        (0.36)
                                                               --------     --------     -------     -------       -------
Net Asset Value, End of Year                                   $  23.70     $  22.55     $ 21.91     $ 18.49       $ 14.30
                                                               ========     ========     =======     =======       =======
Total Return                                                      12.42%       21.34%      29.92%      29.64%(b)      5.43%(b)
Ratios/Supplemental data:
 Expenses (to average daily net assets)*(c)                        0.94%        1.05%       1.18%       1.15%         1.00%
 Net Investment Income (Loss) (to average daily net assets)*       0.40%        0.08%      (0.24)%     (0.05)%        0.32%
 Portfolio Turnover(d)                                              N/A          N/A         N/A          51%          164%
 Net Assets, End of Year (000's omitted)                       $539,560     $189,647     $61,182     $45,305       $35,934

-----------
* The investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the ratios would have been:

  Net investment income per share(a)                                N/A          N/A         N/A     $ (0.03)      $  0.01
  Ratios (to average daily net assets):
   Expenses(c)                                                      N/A          N/A         N/A        1.28%         1.24%
   Net investment income                                            N/A          N/A         N/A       (0.18)%        0.08%

(a)  Calculated based on average shares outstanding.
(b)  Total return would have been lower in the absence of expense waivers.
(c)  Includes the Fund's share of The Boston Company Small Cap Value Portfolio's allocated expenses.
(d)  Portfolio turnover represents activity while the Fund was investing directly in securities until January 27, 2003. The portfolio turnover ratios for the period since the Fund transferred substantially all of its investable assets to The Boston
     Company Small Cap Value Portfolio are 60%, 70% and 123% for the fiscal years ended September 30, 2004, 2005 and 2006, respectively, and 102% for the period from January 28, 2003 to September 30, 2003.

                                        The Boston Company Group of Equity Funds

Financial Highlights
--------------------------------------------------------------------------------
Small Cap Growth Fund


                                                                                  Year Ended September 30,
                                                               --------------------------------------------------------------
                                                                 2006         2005       2004(a)       2003(a)        2002(a)
                                                               -------      -------      -------       -------        -------
Net Asset Value, Beginning of Year                             $ 46.30      $ 37.95      $ 32.41       $ 24.78        $ 29.28
                                                               -------      -------      -------       -------        -------
From Investment Operations:
 Net investment income (loss)*(b)                                (0.14)       (0.20)       (0.33)        (0.11)         (0.16)
 Net realized and unrealized gains (loss) on investments          3.51         8.55         5.87(c)       7.74(c)       (4.34)(c)
                                                               -------      -------      -------       -------        -------
Total from operations                                             3.37         8.35         5.54          7.63          (4.50)
                                                               -------      -------      -------       -------        -------
Net Asset Value, End of Year                                   $ 49.67      $ 46.30      $ 37.95       $ 32.41        $ 24.78
                                                               =======      =======      =======       =======        =======
Total Return(d)                                                   7.28%       22.00%       17.09%        30.79%(b)     (15.37)%(b)
Ratios/Supplemental data:
 Expenses (to average daily net assets)*(e)                       1.10%        1.17%        1.18%         1.00%          1.00%
 Net Investment Income (Loss) (to average daily net assets)*     (0.30)%      (0.48)%      (0.87)%       (0.42)%        (0.52)%
 Portfolio Turnover                                                166%         135%         153%          261%           239%
 Net Assets, End of Year (000's omitted)                       $42,103      $36,323      $18,274       $21,168        $18,780

---------
* The investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

  Net investment income (loss) per share(a)                    $ (0.28)     $ (0.31)     $ (0.40)      $ (0.30)       $ (0.25)
  Ratios (to average daily net assets):
   Expenses(c)                                                    1.38%        1.41%        1.37%         1.66%          1.29%
   Net investment income                                         (0.58)%      (0.72)%      (1.06)%       (1.08)%        (0.81)%

(a)  Prior to August 31, 2005, the Fund offered two classes of shares: Institutional Class and Service Class. The financial highlights for periods prior to the year ended September 30, 2005, represent those of the Institutional Class.
(b)  Calculated based on average shares outstanding.
(c)  Amounts include litigation proceeds received by The Boston Company Small Cap Growth Portfolio of $0.06 for the year ended
     September 30, 2004, less than $0.01 for the year ended September 30, 2003, and $0.01 for the year ended September 30, 2002.
(d)  Total return would have been lower in the absence of expense waivers.
(e)  Includes the Fund's share of The Boston Company Small Cap Growth Portfolio's allocated expenses.
(f)  Information provided is for The Boston Company Small Cap Growth Portfolio, which is the master fund in which the Fund invests all its assets.


The Boston Company Group of Equity Funds

--------------------------------------------------------------------------------
Small/Mid Cap Growth Fund



                                                                                 Year Ended September 30,
                                                               ------------------------------------------------------------
                                                                 2006           2005        2004        2003          2002
                                                               -------        -------     -------     -------       -------
Net Asset Value, Beginning of Year                             $ 13.84        $ 11.26     $  9.48     $  7.10       $  8.15
                                                               -------        -------     -------     -------       -------
From Operations:
 Net investment income/(loss)*(a)                                (0.02)         (0.04)      (0.08)      (0.01)        (0.02)
 Net realized and unrealized gain (loss) on investments           1.10           2.62        1.86(b)     2.39(b)        (1.03)(b)
 Net increase from payments by affiliates                      0.00 (c)            --          --          --            --
                                                               -------        -------     -------     -------       -------
Total from operations                                             1.08           2.58        1.78        2.38         (1.05)
                                                               -------        -------     -------     -------       -------
Less Distributions to Shareholders:
 From net investment income                                         --             --          --       (0.00)(c)        --
                                                               -------        -------     -------     -------       -------
Total distributions to shareholders                                 --             --          --       (0.00)(c)        --
                                                               -------        -------     -------     -------       -------
Net Asset Value, End of Year                                   $ 14.92        $ 13.84     $ 11.26     $  9.48       $  7.10
                                                               =======        =======     =======     =======       =======
Total Return(d)                                                   7.80%(e)      22.91%      18.78%      33.54%       (12.88)%
Ratios/Supplemental data:
 Expenses (to average daily net assets)*                          1.00%          1.00%       0.98%       0.74%         0.74%
 Net Investment Income/(Loss) (to average daily net assets)*     (0.16)%        (0.32)%     (0.69)%     (0.17)%       (0.24)%
 Portfolio Turnover                                                161%           167%        157%        252%          248%
 Net Assets, End of Year (000's omitted)                       $20,389        $19,709     $19,222     $21,852       $18,861

----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the net investment income (loss) per share and the ratios would have been:

  Net investment loss per share(a)                             $ (0.07)       $ (0.09)    $ (0.12)    $ (0.07)      $ (0.08)
  Ratios (to average daily net assets):
   Expenses                                                       1.29%          1.38%       1.33%       1.40%         1.46%
   Net investment income (loss)                                  (0.45)%        (0.70)%     (1.04)%     (0.83)%       (0.96)%

(a)  Calculated using the average shares outstanding.
(b)  Amounts include litigation proceeds received by the Fund of $0.03 for the year ended September 30, 2004, $0.01 for the year ended September 30, 2003 relating to securities litigation, $0.15 for the year ended September 30, 2002 relating to the settlement of multiple class action lawsuits.
(c)  Calculates to less than $0.01 per share.
(d)  Total return would have been lower in the absence of expense waivers.
(e)  For the year ended September 30, 2006, 0.03% of the Fund's return consisted of a payment by the adviser to compensate the
     Fund for a trading error. Excluding this payment, total return would have been 7.77%.

                                        The Boston Company Group of Equity Funds

Financial Highlights
--------------------------------------------------------------------------------
Small Cap Tax-Sensitive Equity Fund


                                                                                Year Ended September 30,
                                                               --------------------------------------------------------------
                                                                 2006         2005         2004         2003            2002
                                                               --------     --------     --------     --------        -------
Net Asset Value, Beginning of Year                             $  42.35     $  34.71     $  29.58     $  22.53        $ 26.23
                                                               --------     --------     --------     --------        -------
From Operations:
 Net investment income (loss)*(a)                                 (0.08)       (0.10)       (0.24)       (0.11)         (0.13)
 Net realized and unrealized gains (loss) on investments           3.08         7.74         5.37(b)      7.16(b)       (3.57)(b)
                                                               --------     --------     --------     --------        -------
Total from operations                                              3.00         7.64         5.13         7.05          (3.70)
                                                               --------     --------     --------     --------        -------
Less Distributions to Shareholders:
 From net realized gains on investments                           (3.08)          --           --           --             --
                                                               --------     --------     --------     --------        -------
Total distributions to shareholders                               (3.08)          --           --           --             --
                                                               --------     --------     --------     --------        -------
Net Asset Value, End of Period                                 $  42.27     $  42.35     $  34.71     $  29.58        $ 22.53
                                                               ========     ========     ========     ========        =======
Total Return                                                       7.49%       22.01%       17.34%       31.29%(c)     (14.11)%(c)
Ratios/Supplemental data:
 Expenses (to average daily net assets)*                           0.99%        0.99%        1.03%        1.00%          1.00%
 Net Investment Income (Loss) (to average daily net assets)*      (0.18)%      (0.26)%      (0.71)%      (0.43)%        (0.47)%
 Portfolio Turnover                                                 169%         137%         150%         252%           241%
 Net Assets, End of Period (000's omitted)                     $160,552     $160,035     $120,372     $106,718        $82,469

----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

  Net investment income (loss) per share(a)                         N/A          N/A          N/A     $  (0.13)       $ (0.15)
  Ratios (to average daily net assets):
   Expenses                                                         N/A          N/A          N/A         1.07%          1.08%
   Net investment income (loss)                                     N/A          N/A          N/A        (0.50)%        (0.55)%

(a)  Calculated based on average shares outstanding.
(b)  Amounts includes litigation proceeds received by the Fund of $0.03 for the year ended September 30, 2004, $0.01 for the year ended September 30, 2003 and $0.02 for the year ended September 30, 2002.
(c)  Total return would have been lower in the absence of expense waivers.

The Boston Company Group of Equity Funds

--------------------------------------------------------------------------------
Emerging Markets Core Equity Fund


                                                              For the period
                                                              July 10, 2006
                                                              (commencement
                                                            of operations) to
                                                            September 30, 2006
                                                           -------------------
Net Asset Value, Beginning of Period                             $20.00
                                                                 ------
From Operations:
 Net investment income*(a)                                         0.06
 Net realized and unrealized gains (loss) on investments           0.49
                                                                 ------
Total from operations                                              0.55
                                                                 ------
Net Asset Value, End of Period                                   $20.55
                                                                 ======
Total Return(b)                                                    2.75%
Ratios/Supplemental data:
 Expenses (to average daily net assets)*                           1.45%(c)
 Net Investment Income (to average daily net assets)*              1.31%(c)
 Portfolio Turnover                                                  31%(d)
 Net Assets, End of Period (000's omitted)                       $5,693

----------
* For the period, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the net investment income (loss) per share and the ratios would have been:

  Net investment income (loss) per share(a)                      $(0.27)
  Ratios (to average daily net assets):
   Expenses                                                        8.64%(c)
   Net investment income (loss)                                   (5.88)%(c)



(a)  Calculated based on average shares outstanding.
(b) Total return would have been lower in the absence of expense waivers. Returns for periods of less than one year have not been annualized.
(c)  Computed on an annualized basis.
(d)  Not annualized.

                                        The Boston Company Group of Equity Funds

Financial Highlights
--------------------------------------------------------------------------------
International Core Equity Fund


                                                                               Year Ended September 30,
                                                           ---------------------------------------------------------------
                                                              2006          2005         2004         2003           2002
                                                           ----------     --------     --------     -------        -------
Net Asset Value, Beginning of Year                         $    34.34     $  27.03     $  21.62     $ 17.10        $ 18.53
                                                           ----------     --------     --------     -------        -------
From Investment Operations:
 Net investment income (loss)*(a)                                0.71         0.50         0.31        0.23           0.25
 Net realized and unrealized gains (loss) on investments         5.59         7.73         5.49        4.55          (1.48)
                                                           ----------     --------     --------     -------        -------
Total from operations                                            6.30         8.23         5.80        4.78          (1.23)
                                                           ----------     --------     --------     -------        -------
Less Distributions to Shareholders:
 From net investment income                                     (0.40)       (0.39)       (0.39)      (0.26)         (0.20)
 From net realized gains on investments                         (1.23)       (0.53)          --          --             --
                                                           ----------     --------     --------     -------        -------
Total distributions to shareholders                             (1.63)       (0.92)       (0.39)      (0.26)         (0.20)
                                                           ----------     --------     --------     -------        -------
Net Asset Value, End of Year                               $    39.01     $  34.34     $  27.03     $ 21.62        $ 17.10
                                                           ==========     ========     ========     =======        =======
Total Return                                                    19.01%       31.06%       27.04%      28.23%(b)      (6.77)%(b)
Ratios/Supplemental data:
 Expenses (to average daily net assets)*(c)                      0.88%        1.01%        1.12%       1.16%          1.00%
 Net Investment Income (to average daily net assets)*            1.91%        1.59%        1.22%       1.21%          1.29%
 Portfolio Turnover                                               N/A          N/A          N/A          17%(d)         87%(d)
 Net Assets, End of Year (000's omitted)                   $2,015,088     $287,065     $124,675     $77,727        $51,087

----------
* The investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

  Net investment income per share(a)                              N/A          N/A          N/A     $  0.19        $  0.18
  Ratios (to average daily net assets):
   Expenses(c)                                                    N/A          N/A          N/A        1.34%          1.33%
   Net investment income                                          N/A          N/A          N/A        1.03%          0.96%

(a)  Calculated based on average shares outstanding.
(b)  Total return would have been lower in the absence of expense waivers.
(c)  Includes the Fund's share of The Boston Company International Core Equity Portfolio's allocated expenses.
(d)  Portfolio turnover represents activity while the Fund was investing directly in securities until January 27, 2003. The portfolio turnover ratio for the period since the Fund transferred substantially all of its investable assets to The Boston
     Company International Core Equity Portfolio is 51%, 58% and 80% for the fiscal years ended September 30, 2004, 2005 and 2006, respectively, and 63% for the period from January 28, 2003 to September 30, 2003.

The Boston Company Group of Equity Funds

--------------------------------------------------------------------------------
International Small Cap Fund



                                                                                Year Ended September 30,
                                                           -------------------------------------------------------------
                                                             2006         2005         2004         2003           2002
                                                           --------     --------     --------     -------        -------
Net Asset Value, Beginning of Period                       $  20.84     $  15.93     $  12.05     $  8.91        $  8.55
                                                           --------     --------     --------     -------        -------
From Investment Operations:
 Net investment income*(a)                                     0.18         0.23         0.14        0.10           0.09
 Net realized and unrealized gains (loss) on investments       4.52         5.86         3.86        3.13           0.38
                                                           --------     --------     --------     -------        -------
Total from operations                                          4.70         6.09         4.00        3.23           0.47
                                                           --------     --------     --------     -------        -------
Less Distributions to Shareholders:
 From net investment income                                   (0.19)       (0.17)       (0.12)      (0.09)         (0.11)
 From net realized gains on investments                       (1.32)       (1.01)          --          --             --
                                                           --------     --------     --------     -------        -------
Total distributions to shareholders                           (1.51)       (1.18)       (0.12)      (0.09)         (0.11)
                                                           --------     --------     --------     -------        -------
Net Asset Value, End of Period                             $  24.03     $  20.84     $  15.93     $ 12.05        $  8.91
                                                           ========     ========     ========     =======        =======
Total Return                                                  23.72%       40.20%       33.35%      36.47%(b)       5.39%(b)
Ratios/Supplemental data:
 Expenses (to average daily net assets)*(c)                    1.11%        1.16%        1.27%       1.39%          1.25%
 Net Investment Income (to average daily net assets)*          0.79%        1.26%        0.99%       1.01%          0.96%
 Portfolio Turnover(d)                                          N/A          N/A          N/A          15%            69%
 Net Assets, End of Period (000's omitted)                 $758,691     $524,910     $212,032     $89,570        $33,770

----------
* The investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

 Net investment income per share(a)                             N/A          N/A          N/A     $  0.08        $  0.04
 Ratios (to average daily net assets):
  Expenses(c)                                                   N/A          N/A          N/A        1.65%          1.82%
  Net investment income                                         N/A          N/A          N/A        0.75%          0.39%

(a)  Calculated based on average shares outstanding.
(b)  Total return would have been lower in the absence of expense waivers.
(c)  Includes the Fund's share of The Boston Company International Small Cap Portfolio's allocated expenses.
(d)  Portfolio turnover represents activity while the Fund was investing directly in securities until January 23, 2003. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to The Boston Company
     International Small Cap Portfolio is 65%, 50% and 72% for the fiscal years ended September 30, 2004, 2005 and 2006, respectively, and 46% for the period from January 28, 2003 to September 30, 2003.

                                        The Boston Company Group of Equity Funds

Financial Highlights
--------------------------------------------------------------------------------
World ex-U.S. Value Fund


                                                                                   For the period
                                                                                 November 15, 2004
                                                                  For the          (commencement
                                                                Year Ended       of operations) to
                                                            September 30, 2006   September 30, 2005
                                                            ------------------   ------------------
Net Asset Value, Beginning of Year                               $ 22.29             $ 20.00
                                                                 -------             -------
From Operations:
 Net investment income*(a)                                          0.46                0.32
 Net realized and unrealized gains (loss) on investments            3.30                2.02
 Net increase from payments by affiliates(b)                          --                  --(c)
                                                                 -------             -------
Total from operations                                               3.76                2.34
                                                                 -------             -------
Less Distributions to Shareholders:
 From net investment income                                        (0.45)              (0.05)
 From net realized gain on investments                             (0.35)                 --
                                                                 -------             -------
Total distributions to shareholders                                (0.80)              (0.05)
                                                                 -------             -------
Net Asset Value, End of Year                                     $ 25.25             $ 22.29
                                                                 =======             =======
Total Return(d)                                                    17.24%              11.72%(b)
Ratios/Supplemental data:
 Expenses (to average daily net assets)*                            0.90%               0.90%(c)
 Net Investment Income (to average daily net assets)*               1.93%               1.76%(c)
 Portfolio Turnover                                                   61%                 34%(f)
 Net Assets, End of Year (000's omitted)                         $55,102             $30,971

----------
* The investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the net investment income per share and the ratios would have been:

  Net investment income per share(a)                             $  0.36%            $  0.12
  Ratios (to average daily net assets):
   Expenses                                                         1.32%               2.02(c)
   Net investment (loss)                                            1.51%               0.64(c)

(a)  Calculated based on average shares outstanding.
(b)  For the period from November 15, 2004 (commencement of operations) to September 30,
     2005, 0.05% of the Fund's total return consists of a voluntary payment by the advisor to compensate the Fund for a trading error. Excluding this payment, total return would have been 11.67%.
(c)  Amount represents less than $0.01.
(d)  Total return would have been lower in the absence of expense waivers. Returns for periods of less than one year have not been annualized.
(e)  Computed on an annualized basis.
(f)  Not annualized.

The Boston Company Group of Equity Funds

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

    The Boston Company Asset Management, LLC is an investment advisory firm that manages assets for public, corporate and Taft-Hartley, defined benefit plans and endowments and foundations clients, as well as mutual funds. TBCAM offers a broad array of investment services that includes management of domestic and international equity portfolios.

For More
Information
--------------------------------------------------------------------------------

For investors who want more information about The Boston Company equity funds, the following documents are available free upon request.

Annual/Semiannual Reports

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders, as well as the funds' quarterly reports filed with the Securities and Exchange Commission. Each fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

Investors can get free copies of reports and SAIs, request other information and discuss their questions about the fund by contacting the fund at:

Mellon Institutional Funds
P.O. Box 8585
Boston, MA 02266-8585


Telephone: 800.221.4795


Email:
mifunds@mellon.com

Internet:
http://www.melloninstitutionalfunds.com

Investors can review the funds' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. Call 202.942.8090 for hours of operation. Investors can get text-only copies.

o For a fee, by writing the Public Reference Room of the Commission, Washington, D.C. 20549-6009

o For a fee, by sending an email or electronic request to the Public Reference Room of the Commission at publicinfo@sec.gov

o  Free from the Commission's Internet website at http://www.sec.gov

                                 [LOGO] Mellon
                                 -------------
                           Mellon Institutional Funds

                               ONE BOSTON PLACE

                             BOSTON, MA 02108-4408

                                 800.221.4795

                       WWW.MELLONINSTITUTIONALFUNDS.COM

                                                         Investment Company Act
                                                         file number (811-4813)

The Boston Company Group of Equity Funds

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds



Prospectus
--------------------------------------------------------------------------------
February 1, 2007

                        Mellon Equity Large Cap Growth Fund

                        Mellon Equity Micro Cap Fund


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents
--------------------------------------------------------------------------------

Risk/Return Summary ......................................................     3
    Who may want to invest ...............................................     3
    Mutual fund risks ....................................................     3
    Mellon Equity Large Cap Growth Fund ..................................     4
    Mellon Equity Micro Cap Fund .........................................     6
The Funds' Investments and Related Risks .................................     8
    Principal investments ................................................     8
    Additional investment policies .......................................     8
The Investment Adviser ...................................................    10
    About Mellon Equity Associates, LLP ..................................    10
    Fund managers ........................................................    11
    Advisory services and fees ...........................................    12
Investment and Account Information .......................................    13
    How to purchase shares ...............................................    13
    How to exchange shares ...............................................    14
    How to redeem shares .................................................    14
    Redemption fee .......................................................    15
    Administrative service fee ...........................................    16
    Transaction and account policies .....................................    17
    Household delivery of fund documents .................................    17
    Valuation of shares ..................................................    17
    Dividends and distributions ..........................................    17
Fund Details .............................................................    18
    Tools used to combat short-term trading and excessive
    exchange activity ....................................................    18
    Taxes ................................................................    19
    The funds' service providers .........................................    19
Financial Highlights .....................................................    20
For More Information .....................................................    22



                                       2
Mellon Equity Funds

Risk/Return Summary
--------------------------------------------------------------------------------


Each fund seeks long-term growth of capital. Mellon Equity Associates, LLP ("Mellon Equity") serves as each fund's investment adviser. Mellon Equity specializes in active, structured U.S. equity and balanced fund management. Mellon Equity's investment approach combines common sense with powerful analytical tools and strong systems capabilities.


Mellon Equity manages more than $21.9 billion of assets for a broad range of clients in the U.S. and abroad as of December 31, 2006


Who may want to invest

Each fund may be appropriate for investors:

o  Seeking to invest over the long term and willing to ride out market swings.

o Who do not need stable income and are willing to tolerate more risk than fixed income investments.

o  Comfortable with the risks of the stock market.

Descriptions of the funds begin on the next page and include more information about each fund's key investments and strategies, principal risk factors and expenses.


Mutual fund risks

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                                       3
                                                             Mellon Equity Funds

Risk/Return Summary
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Mellon Equity Large Cap Growth Fund
--------------------------------------------------------------------------------


   Investment objective   Long-term growth of capital.
                          ------------------------------------------------------

    Key investments and   In pursuing its objective, the fund invests, under
             strategies   normal circumstances, at least 80% of its net assets
                          (including for this purpose, borrowings for
                          investment purposes) in equity securities of large
                          capitalization companies. The fund seeks to invest
                          in stocks of U.S. companies that demonstrate what
                          Mellon Equity believes are characteristics most
                          rewarded by the securities markets, that appear to
                          have above average potential for capital growth and
                          that have total market capitalizations within the
                          range of capitalizations of the companies in the top
                          (largest) 80% of the Russell 1000 Growth Index at
                          the time of purchase. This would correspond to
                          companies with total market capitalizations of $10
                          billion to $425 billion as of December 31, 2006.

                          Mellon Equity believes that characteristics most
                          rewarded by the securities markets are the valuation
                          and growth prospects of a company, which may
                          include, but are not limited to, such things as the
                          price-to-earnings ratio, earnings yield, corporate
                          earnings estimates, the quality of the balance
                          sheet, various cash flow metrics, and price-based
                          factors.
                          ------------------------------------------------------
        How investments   Mellon Equity uses fundamental research through
           are selected   quantitative techniques and employs a bottom-up
                          approach to stock selection. In other words, Mellon
                          Equity utilizes quantitative techniques, such as
                          multivariate regressions, to confirm certain
                          fundamental characteristics of a company, which
                          Mellon Equity believes will drive demand for a
                          company's stock. The adviser seeks to identify and
                          weight fundamental factors that drive equity
                          returns, acknowledging that some of these
                          characteristics or factors tend to change in
                          relative importance in driving equity returns, and
                          seeks continuously to improve this process by
                          implementing new discoveries.

                          Mellon Equity's investment process focuses on stock selection and stock exposure relative to the fund's benchmark. The adviser conducts a daily analysis of approximately 5,000 stocks, using seven valuation models, and seeks to identify stocks for timely investment. Each of the five valuation models focuses on a different economic sector: energy, cyclicals, staples, technology and interest sensitive. Each stock in the universe falls into one of these economic sector models. The stock selection process seeks to produce a diversified portfolio of companies (typically 90 to 125 holdings) with valuations that the adviser believes do not fully reflect the company's potential growth in order to seek to produce consistent returns with limited incremental risk.

                          Mellon Equity employs an active sell discipline to
                          liquidate holdings that fail to achieve their growth
                          potential or that the firm believes have become
                          fully valued in the market relative to their growth
                          potential.
                          ------------------------------------------------------

     Principal risks of   Investors could lose money on their investments in
  investing in the fund   the fund or the fund could perform less well than
                          other possible investments if any of the following
                          occurs:

                          o  U.S. stock markets go down.

                          o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

                          o The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular market sector or security proves to be incorrect.

                          o Large cap stocks perform poorly compared to mid or small cap stocks.

                          o The markets strongly favor stocks with value characteristics over growth stocks.



                                       4
Mellon Equity Funds

--------------------------------------------------------------------------------

  Total return        The bar chart and total return table indicate the risks of
   performance        investing in the fund. The bar chart shows changes in the
                      performance of the fund from year to year over the life of the fund. The total return table shows how the fund's
                      average annual returns for different calendar periods
                      compare to those of a widely recognized, unmanaged index
                      of common stock prices. The fund's past performance does
                      not necessarily indicate how the fund will perform in the
                      future.


[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

Large Cap Growth Fund
2006          9.74%
Calendar Year Ended December 31



Quarterly returns:
Large Cap Growth Fund
Highest: 6.34% in 4th quarter 2006
Lowest: (3.88)% in 2nd quarter 2006


--------------------------------------------------------------------------------

Average annual total returns
for selected periods ended December 31, 2006
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------
                                                                  Life of     Inception
                                                   1 Year            Fund          Date
---------------------------------------------------------------------------------------
 Large Cap Growth Fund                                                         12/21/05
---------------------------------------------------------------------------------------
 Return Before Taxes                                9.74%           8.02%
---------------------------------------------------------------------------------------
 Return After Taxes on Distributions*               9.69%           7.96%
---------------------------------------------------------------------------------------
 Return After Taxes on Distributions and
 Sale of Fund Shares*                               6.40%           6.81%
---------------------------------------------------------------------------------------
 Russell 1000 Growth Index** (reflects no
 deduction for fees, expenses, or taxes)            9.07%           9.07%
---------------------------------------------------------------------------------------


*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The Russell 1000 Growth Index, a subset of the Russell 3000 Index, is an unmanaged, index constructed to provide a comprehensive and unbiased barometer of the large cap growth market.

Expense example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:
o  You invest $10,000 in the fund for the time periods indicated;
o  You redeem at the end of each period;
o  Your investment has a 5% return each year; and
o The fund's operating expenses have not been capped and remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:



                            After      After       After       After
                           1 Year    3 Years     5 Years     10 Years
Large Cap Growth Fund       $699      $2,053      $3,353      $6,374




Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.



                                                                      Large Cap
Based on fiscal period ended 9/30/06                                 Growth Fund
Shareholder fees                                                         None
(fees paid directly from your investment)
Redemption fee(1)                                                       2.00%
(as a percentage of total redemption proceeds)
Annual fund operating expenses(2)
(expenses that are deducted from fund assets)
     Management fees                                                    0.65%
     Distribution (12b-1) fees                                           None
     Other expenses                                                     6.41%
     Total annual fund operating expenses                               7.06%



--------------------------------------------------------------------------------
(1)A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.
(2)Because the adviser has agreed to cap the fund's operating expenses, the fund's actual expenses (after taking into account the current expense limitations) were:


    Management fees                                                        0.00%
    Other Expenses                                                         0.95%
    Total annual fund operating expenses                                   0.95%


This cap may be changed at any time.



                                       5
                                                             Mellon Equity Funds

Risk/Return Summary
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                          Mellon Equity Micro Cap Fund
--------------------------------------------------------------------------------




        Investment Objective   Long-term growth of capital.
                               -------------------------------------------------
         Key investments and   Under normal circumstances, the fund invests at
                  strategies   least 80% of its net assets (including for this
                               purpose, borrowings for investment purposes) in
                               equity securities of micro cap U.S. companies.
                               Micro cap companies are those companies with
                               total market capitalizations equal to or less
                               than $1 billion at the time of investment. The
                               fund seeks to invest in stocks of micro cap U.S.
                               companies that demonstrate what Mellon Equity
                               believes are characteristics most rewarded by the
                               securities markets and that appear to have above
                               average potential for capital growth.

                               Mellon Equity believes that characteristics most
                               rewarded by the securities markets are the
                               valuation and growth prospects of a company,
                               which may include, but are not limited to, such
                               things as the price-to-earnings ratio, earnings
                               yield, corporate earnings estimates, the quality
                               of the balance sheet, various cash flow metrics,
                               and price-based factors.
                               -------------------------------------------------

             How investments   Mellon Equity uses fundamental research through
                are selected   quantitative techniques and employs a bottom-up
                               approach to stock selection. In other words,
                               Mellon Equity utilizes quantitative techniques,
                               such as multivariate regressions, to confirm
                               certain fundamental characteristics of a company,
                               which Mellon Equity believes will drive demand
                               for a company's stock. Mellon Equity seeks to
                               identify and weight fundamental factors that
                               drive equity returns, acknowledging that some of
                               these characteristics or factors tend to change
                               in relative importance in driving equity returns,
                               and seeks continuously to improve this process by
                               implementing new discoveries.

                               Mellon Equity's investment process focuses on stock selection and stock exposure relative to the fund's benchmark. The adviser conducts a daily analysis of approximately 3,500 stocks, using seven valuation models, and seeks to identify stocks for timely investment. Each of the seven valuation models focuses on a different economic sector: consumer cyclicals, energy, financials, information and communication, producer goods, staples and technology. Each stock in the universe falls into one of these economic sector models. The stock selection process seeks to produce a diversified portfolio of companies (typically 150 to 200 holdings) with valuations that the adviser believes do not fully reflect the company's potential growth in order to seek to produce consistent returns with limited incremental risk.

                               Mellon Equity employs an active sell discipline
                               to liquidate holdings that fail to achieve their
                               growth potential or that the firm believes have
                               become fully valued in the market relative to
                               their growth potential.
                               -------------------------------------------------

          Principal risks of   Investors could lose money on their investments
       investing in the fund   in the fund or the fund could perform less well
                               than other possible investments if any of the
                               following occurs:

                               o  U.S. stock markets go down.

                               o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

                               o  The adviser's judgment about the
                                  attractiveness, relative value or potential appreciation of a particular market sector or security proves to be incorrect.

                               o  Micro cap stocks perform poorly compared to
                                  mid- or large-cap stocks.
                               -------------------------------------------------

 Risks of investing in micro   Smaller companies, such as micro cap companies,
               cap companies   may have limited product lines, markets and
                               financial resources. They may have shorter
                               operating histories and more volatile businesses.
                               The prices of micro cap stocks, and in
                               particular, aggressive growth micro cap stocks,
                               tend to be more volatile than those of other
                               stocks. In addition, it may be harder to sell
                               these stocks, which can reduce their selling
                               prices.
                               -------------------------------------------------



                                       6
Mellon Equity Funds

--------------------------------------------------------------------------------

Total return performance

The Fund commenced operations on May 1, 2006. Because the fund does not have a full year of operations it does not disclose any performance history in the prospectus. The fund's past performance does not necessarily indicate how the fund will perform in the future. The fund's shares, when redeemed, may be worth more or less than their initial cost.

--------------------------------------------------------------------------------

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.


Based on estimates for the fiscal year                                   Micro
ending 9/30/07                                                          Cap Fund
Shareholder fees                                                          None
(fees paid directly from your investment)
Redemption fee(1)                                                        2.00%
(as a percentage of total redemption proceeds)
Annual fund operating expenses (2)
(expenses that are deducted from fund assets)
     Management fees                                                     1.00%
     Distribution (12b-1) fees                                            None
     Other expenses(3)                                                   2.72%
     Total annual fund operating expenses                                3.72%

--------------------------------------------------------------------------------
(1) A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the category of shareholders described under the "Investment and Account information" section of this prospectus.

(2) Because the adviser has agreed to cap the fund's operating expenses, the fund's actual expenses are estimated to be:

  Management fees                                                          0.00%
  Other expenses                                                           1.35%
  Total annual fund operating expenses                                     1.35%

This cap may be changed or eliminated at any time.
(3) Estimated for the current fiscal year.


Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o  You invest $10,000 in the fund for the time periods indicated;

o  You redeem at the end of each period;

o  Your investment has a 5% return each year; and

o  The fund's operating expenses have not been capped and remain constant.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


    After          After           After           After
   1 Year         3 Years         5 years         10 years
    $74            $1,138          $1,920           $3,967



                                       7
                                                             Mellon Equity Funds

The Funds' Investments and Related Risks
--------------------------------------------------------------------------------

Additional information about the fund's principal investments

Equity investments. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, equity index futures contracts, investment grade convertible securities (which may include preferred securities), depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts and equity participations.


Market sector risks. At times, more than 25% of each fund's assets may be invested in a particular market sector, such as the technology, health care or financial services sectors. To the extent a fund invests a greater portion of its asset in a particular market sector, the fund will be subject to a greater degree of risk of the industries that comprise such market sector and may be subject to greater market fluctuations.



Additional investment policies


Defensive investing. Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund takes a temporary defensive position, it may be unable for a time to achieve its investment objective.

Derivative contracts. Each fund, at times, may, but is not required to, use derivative contracts for any of the following purposes:


o To hedge against adverse changes in the market value of securities held by or to be bought for the fund caused by changing interest rates or currency exchange rates.

o  As a substitute for purchasing or selling securities.

o  To enhance the fund's potential gain in non-hedging situations.


A derivative contract will obligate or entitle the fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate or currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings. In addition, some derivatives involve risk of loss if the party who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.


Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. OTC derivatives can also make a fund's portfolio less liquid and harder to value, especially in volatile markets.


Fixed income securities. Each fund may invest up to 20% of its net assets in fixed income securities. A fund's fixed income securities may be of any maturity or duration. A fund's fixed income securities may have all types of interest rate payment and reset terms. These securities may be issued by the U.S. government or any of its agencies, foreign governments or their subdivisions and U.S. and foreign companies. Although a fund may invest in fixed income securities of any credit quality, the fund will not invest more than 5% of its net assets in below investment grade securities at the time of investment.

Foreign securities. The Large Cap Growth Fund may invest without limit in U.S. dollar denominated securities of foreign issuers traded in the U.S. market. The Micro Cap Fund may invest up to 10% of its total assets in foreign securities. Prices of foreign securities may go down because of unfavorable foreign government actions, political, economic risks, market instability or the absence of accurate information about foreign companies. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

Securities lending. Each fund may seek to increase its income by lending portfolio securities to financial institutions, such as certain broker-dealers. In order to secure their obligations to return securities loaned by a fund, borrowers will deposit collateral in an amount maintained on a current basis at least equal to the market



                                       8
Mellon Equity Funds

--------------------------------------------------------------------------------

value of the securities loaned. The value of the securities loaned by a fund will not exceed 33 1/3% of the value of the fund's total assets. A fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the fund.

Impact of high portfolio turnover. Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a fund's performance.

Portfolio holdings. A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' statement of additional information and on the funds' website at www.melloninstitutionalfunds.com.

Investment objective. Each fund's investment objective may be changed by the fund's trustees without shareholder approval. However, each fund's key investment strategy of investing at least 80% of net assets in a particular type of security may not be changed unless the fund provides 60 days advance notice to its shareholders.



                                       9
                                                             Mellon Equity Funds

The Investment Adviser
--------------------------------------------------------------------------------

Mellon Equity offers a broad array of investment services that include management of accounts.


About Mellon Equity Associates, LLP ("Mellon Equity")


Mellon Equity was established in 1987 as separate entity and manages more than $21.9 billion in assets for a wide range of corporate, public, Taft-Hartley, defined benefit plans, as well as endowments and foundation clients and subadvised relationships as of December 31, 2006.

Mellon Equity an indirect wholly-owned subsidiary of Mellon Financial Corporation. Mellon is a global financial services company with approximately $5.5 trillion of assets under management, administration or custody, including approximately $995 billion under management as of December 31, 2006. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions.


Since 1983, Mellon Equity has been a leading provider of structured equity and balanced products and a pioneer in using quantitative techniques to analyze companies. The central principal of the Mellon Equity investment philosophy is that investment success comes from understanding fundamental characteristics preferred by the market, evaluating a very large universe of stocks to maximize opportunity, building portfolios that capture the preferred fundamental characteristics, and controlling risks not consistently rewarded by the market. Mellon Equity's team of experienced professionals applies this philosophy utilizing a disciplined investment process across a wide range of products.
--------------------------------------------------------------------------------


On December 4, 2006, Mellon and The Bank of New York Company, Inc. ("BNY") announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Mellon Equity, currently a wholly-owned, indirect subsidiary of Mellon, would become a wholly-owned, indirect subsidiary of The Bank of New York Mellon Corporation.

The transaction is subject to certain regulatory approvals and the approval of BNY's and Mellon's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon and BNY expect the transaction to be completed in the third quarter of 2007.

                              Investment Adviser

                         Mellon Equity Associates, LLP
                               500 Grant Street
                                  Suite 4200
                             Pittsburgh, PA 15258


                                       10
Mellon Equity Funds

--------------------------------------------------------------------------------
Fund managers



------------------------------------------------------------------------------------------------------------------------------------
 Fund                      Fund managers         Positions during past five years
------------------------------------------------------------------------------------------------------------------------------------
 Large Cap Equity Fund   Ronald P. Gala          Senior Vice President and Senior Portfolio Manager, Ron has served as the co-portfolio manager for the fund since its inception in December 2005. Ron is the team leader for the small cap, balanced and large-cap growth product teams and is also member of the investment management committee. Ron joined Mellon
                                                 Equity in 1993 and has over 20 years of investment experience.

                         Jocelin A. Reed         Senior Vice President and Portfolio Manager, Jocelin manages a variety of client portfolios, primarily in our large-cap equity products, with a focus on applying client directed, mission-based strategies to those portfolios. Jocelin also is the team leader for Mellon Equity's market neutral product. Jocelin joined
                                                 Mellon Equity in 1996.
------------------------------------------------------------------------------------------------------------------------------------
 Micro Cap Fund          John R. O'Toole, CFA    Senior Vice President and Senior Portfolio Manager, John has served as the co-portfolio manager for the fund since its inception in May 2006. John joined
                                                 Mellon Equity in 1990 and has over 25 years of investment experience managing client portfolios. He has led the small to mid-cap equity team at Mellon Equity since 1990.

                         Peter D. Goslin, CFA    Senior Vice President and Senior Portfolio Manager, Peter has served as the co-portfolio manager for the fund since its inception in May 2006. Peter joined
                                                 Mellon Equity in 1999 as an equity trader and became a member of the small-cap equity team and market neutral team in 2005.
------------------------------------------------------------------------------------------------------------------------------------


The Statement of Additional Information includes additional information about these portfolio managers, including information about their compensation, accounts they manage other than the fund and their ownership, if any, in the shares of the fund.



                                       11
                                                             Mellon Equity Funds

The Investment Adviser
--------------------------------------------------------------------------------

Advisory services and fees


Mellon Equity provides each fund with portfolio management and investment research services. The adviser places orders to buy and sell each fund's portfolio securities and manages each fund's business affairs. For the fiscal year ended September 30, 2006, each fund paid an advisory fee to Mellon Equity for these services. Mellon Equity has agreed to limit each fund's total annual operating expenses (excluding brokerage commissions, taxes, acquired fund fees and expenses and extraordinary expenses) and some of the fund's advisory fee payments were less than the fund's contractual advisory fee. These arrangements are temporary and may be terminated or changed at any time.



------------------------------------------------------------------------------------------------------------------------------------
                                     Annual Advisory Fee Rates (as a percentage
                                          of the fund's average net assets)
                               Actual advisory fee paid*        Contractual advisory fee        Current expense limitation**
------------------------------------------------------------------------------------------------------------------------------------
 Large Cap Growth Fund                   0.00%                           0.65%                             0.95%
 Micro Cap Fund                          0.00%                           1.00%                             1.35%
------------------------------------------------------------------------------------------------------------------------------------


*For fiscal year ended September 30, 2006.
**Current expense limitations, also shown as a percentage of the fund's average net assets, represent a voluntary cap on the fund's total expenses. If the actual advisory fee rate is less than the contractual advisory fee rate, the cap was triggered and advisory fees were waived by Mellon Equity.

A discussion regarding the factors considered by the Mellon Institutional Funds Investment Trust's Board of Trustees in approving the advisory agreement for the Large Cap Growth Fund is available in the fund's semi-annual report for the period ended March 31, 2007. The discussion regarding the factors considered by the Board in approving the advisory agreement for the Micro Cap Fund is available in the fund's annual report for the period ended September 30, 2006.



                                       12
Mellon Equity Funds

Investment and Account Information
--------------------------------------------------------------------------------



                How to    Minimum initial investment: $100,000
       purchase shares
                          Minimum subsequent investment: $5,000

                          Minimum investments may be waived by the distributor for investors in omnibus accounts and clients and employees of Mellon Equity, its affiliates and their immediate family members.

                          All orders to purchase shares received in good form by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All orders must be in good form and accompanied by payment. The fund reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders.

              By Check    ------------------------------------------------------
    Opening an account    o  Send a check to the distributor payable to Mellon
                             Institutional Funds with the completed original
                             account application.

  Adding to an account    o  Send a check to the distributor payable to Mellon
                             Institutional Funds and a letter of instruction
                             with the account name and number and effective
                             date of the request.

                          o Payment must be made in U.S. dollars and drawn on a U.S. bank. The fund does not accept third-party checks, travelers' checks, credit card checks or money orders.

               By wire    ------------------------------------------------------
    Opening an account    o  Send the completed original account application to
                             the distributor.

                          o  Call the distributor to obtain an account number.

                          o Instruct your bank to wire the purchase amount to Mellon Bank, N.A. (see below).

  Adding to an account    o  Call the distributor. Instruct your bank to wire
                             the amount of the additional investment to Mellon
                             Bank, N.A. (see below).

                By fax    ------------------------------------------------------
    Opening an account    o  Fax the completed account application to
                              781-796-2864.

                          o Mail the original account application to the distributor.

                          o Follow the instructions for opening an account by wire.

  Adding to an account    o  Fax a letter of instruction to 781-796-2864 with
                             the account name and number and effective date of
                             the request.

                          o Call the distributor. Instruct your bank to wire the amount of the additional investment to Mellon
                             Bank, N.A.

   Through a financial    ------------------------------------------------------
          intermediary    o  Contact your financial intermediary. You may
    Opening or adding        purchase fund shares through an intermediary, such
        to an account        as a broker- dealer, bank or other financial
                             institution, or an organization that provides
                             recordkeeping and consulting services to 401(k)
                             plans or other employee benefit plans. These
                             intermediaries may charge you a fee for this
                             service and may require different minimum initial
                             and subsequent investments than the funds. They
                             may also impose other charges or restrictions in
                             addition to those applicable to shareholders who
                             invest in the funds directly. Mellon Funds
                             Distributor, L.P., the distributor of the funds,
                             has contracted with certain intermediaries to
                             authorize them and designated plan administrators
                             to accept and forward purchase orders to the funds
                             on your behalf. Your purchase order must be
                             received in good order by these intermediaries
                             before the close of regular trading on the New
                             York Stock Exchange ("NYSE") to receive that day's
                             share price. The funds pay administrative service
                             fees to certain financial intermediaries that
                             provide record keeping and/or other administrative
                             support services. The adviser or its affiliates
                             may pay additional compensation from their own
                             resources to certain intermediaries for
                             administrative services, as well as in
                             consideration of marketing or other
                             distribution-related services. Mellon
                             Institutional Funds is not responsible for the
                             failure of any intermediary to carry out its
                             obligations to its customers.
                          ------------------------------------------------------



                                       13
                                                             Mellon Equity Funds

Investment and Account Information
--------------------------------------------------------------------------------


                        The distributor's address is:      Wire instructions:

                        Mellon Funds Distributor, L.P.     Mellon Bank, N.A.
                        P.O. Box 8585                      Boston, MA
                        Boston, Massachusetts 02266-8585   ABA#: 011001234
                        Tel: 800-221-4795                  Account #: 56-5849
                        Fax: 781-796-2864                  Fund name:
                        Email: mifunds@mellon.com          Investor account #:

                        --------------------------------------------------------
               How to   You may exchange shares of the fund for shares of any
      exchange shares   other fund in the Mellon Institutional Funds family of
                        funds, if the registration of both accounts is
                        identical. Shares exchanged within 30 days of purchase
                        (7 days for the Intermediate Tax Exempt Bond and Yield
                        Plus Funds) may be subject to a redemption fee. See
                        "Investment and Account Information -- Redemption Fee"
                        for more information. A fund may refuse any exchange
                        order and may modify or terminate its exchange
                        privilege affecting all shareholders on 60 days'
                        notice. Because excessive account transactions can
                        disrupt the management of a fund and increase fund
                        costs for all shareholders, Mellon Equity may
                        temporarily or permanently terminate the exchange
                        privilege of any investor who makes more than four
                        exchanges out of the same fund during any consecutive
                        12-month period. Multiple exchanges out of the same
                        fund that occur in the same day will be considered one
                        exchange. Accounts under common ownership or control
                        will be counted together for purposes of the four
                        exchange limit.

                        Exchange requests will not be honored until the distributor receives payment for the exchanged shares
                        (up to 3 business days). An exchange involves a taxable redemption of shares surrendered in the exchange.
              By mail   --------------------------------------------------------
                        o Send a letter of instruction to the distributor signed by each registered account owner.

                        o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

                        o  Provide both account numbers.

                        o  Signature guarantees may be required (see below).
         By telephone   --------------------------------------------------------
                        o  If the account has telephone privileges, call the
                           distributor.

                        o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

                        o  Provide both account numbers.

                        o  The distributor may ask for identification and all
                           telephone transactions may be recorded.
  Through a financial   --------------------------------------------------------
         intermediary   o  Contact your financial intermediary. You may exchange
                           fund shares through an intermediary, such as a
                           broker- dealer, bank or other financial institution,
                           or an organization that provides recordkeeping and
                           consulting services to 401(k) plans or other employee
                           benefit plans. These intermediaries may charge you a
                           fee for this service and may have different
                           requirements than the funds. They may also impose
                           other charges or restrictions in addition to those
                           applicable to shareholders who invest in the funds
                           directly. Mellon Funds Distributor, L.P., the
                           distributor of the funds, has contracted with certain
                           intermediaries to authorize them and designated plan
                           administrators to accept and forward exchange orders
                           to the funds on your behalf. Your exchange order must
                           be received in good order by these intermediaries
                           before the close of regular trading on the NYSE to
                           receive that day's share price. The funds pay
                           administrative service fees to certain financial
                           intermediaries that provide record keeping and/or
                           other administrative support services. The adviser or
                           its affiliates may pay additional compensation from
                           their own resources to certain intermediaries for
                           administrative services, as well as in consideration
                           of marketing or other distribution-related services.
                           Mellon Institutional Funds is not responsible for the
                           failure of any intermediary to carry out its
                           obligations to its customers.
 How to redeem shares   --------------------------------------------------------
                        All orders to redeem shares received by the distributor
                        or its agent before the close of regular trading on the
                        New York Stock Exchange will be executed at that day's
                        share price. Orders received after that time will be
                        executed at the next business day's price. All
                        redemption orders must be in good form. The fund has the
                        right to suspend redemptions of shares and to postpone
                        payment of proceeds for up to seven days, as permitted
                        by law. Shares redeemed within 30 days of purchase (7
                        days for the Intermediate Tax Exempt Bond and Yield Plus
                        Funds) may be subject to a redemption fee. See
                        "Investment and Account Information -- Redemption Fee"
                        for more information.
                        --------------------------------------------------------



                                       14
Mellon Equity Funds

--------------------------------------------------------------------------------

              By mail
                        o Send a letter of instruction to the distributor signed by each registered account owner.

                        o State the name of the fund and number of shares or dollar amount to be sold.

                        o  Provide the account number.

                        o  Signature guarantees may be required (see below).
         By telephone   --------------------------------------------------------
                        o  If the account has telephone privileges, call the
                           distributor.

    For check or wire   o  Proceeds will be mailed by check payable to the
                           shareholder of record to the address, or wired to the
                           bank as directed, on the account application.

                        o The distributor may ask for identification and all telephone transactions may be recorded.
               By fax   --------------------------------------------------------
                        o  Fax the request to the distributor at 781-796-2864.

                        o Include your name, the name of the fund and the number of shares or dollar amount to be sold.

                        o Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.

  Through a financial   --------------------------------------------------------
         intermediary   o  Contact your financial intermediary. You may redeem
                           fund shares through an intermediary, such as a
                           broker- dealer, bank or other financial institution,
                           or an organization that provides recordkeeping and
                           consulting services to 401(k) plans or other employee
                           benefit plans. These intermediaries may charge you a
                           fee for this service. They may also impose other
                           charges or restrictions in addition to those
                           applicable to shareholders who invest in the funds
                           directly. Mellon Funds Distributor, L.P., the
                           distributor of the funds, has contracted with certain
                           intermediaries to authorize them and designated plan
                           administrators to accept and forward redemption
                           orders to the funds on your behalf. Your redemption
                           request must be received in good order by these
                           intermediaries before the close of regular trading on
                           the NYSE to receive that day's share price. The funds
                           pay administrative service fees to certain financial
                           intermediaries that provide record keeping and/or
                           other administrative support services. The adviser or
                           its affiliates may pay additional compensation from
                           their own resources to certain intermediaries for
                           administrative services, as well as in consideration
                           of marketing or other distribution-related services.
                           Mellon Institutional Funds is not responsible for the
                           failure of any intermediary to carry out its
                           obligations to its customers.

            Good form   Good form means that you have provided adequate
                        instructions and there are no outstanding claims against
                        your account or transaction limitations on your account.
                        Also, a signature guarantee may be required with certain
                        requests.
                        --------------------------------------------------------

       Redemption fee   Short-term trading and excessive exchange activity in
                        certain types of funds may interfere with portfolio
                        management and have an adverse effect on the fund and
                        its shareholders. Each fund in the Mellon Institutional
                        Funds family of funds imposes a redemption fee of 2.00%
                        of the total redemption amount (calculated at net asset
                        value) if you sell or exchange your shares after holding
                        them for less than 30 days (7 days for the Intermediate
                        Tax Exempt Bond and Yield Plus Funds). The redemption
                        fee is paid directly to the fund, and is designed to
                        offset brokerage commissions, market impact, and other
                        costs associated with short-term trading. For purposes
                        of determining whether the redemption fee applies, the
                        shares that were held the longest will be redeemed
                        first.

                        The redemption fee does not apply to shares that were acquired through reinvestment of dividends or capital gains distributions, or to redemptions or exchanges by the following categories of transactions:

           Exemptions   Certain Retirement Account Activity:

                        o Shares redeemed as a result of a retirement plan sponsor decision (e.g. retirement plan-wide re-allocations or termination).

                        o Retirement account redemptions as a result of minimum required distributions and returns of excess contributions.

                        o Shares redeemed as part of a retirement plan participant-directed distribution including, but not limited to: death distributions, loan withdrawals and Qualified Domestic Relations Orders ("QDROs").


                                       15
                                                             Mellon Equity Funds

Investment and Account Information
--------------------------------------------------------------------------------

                        Non-shareholder Directed Activity:

                        o  Shares redeemed through an automatic,
                           nondiscretionary rebalancing or asset re-allocation program, or via a systematic withdrawal plan.

                        Other Activity:

                        o  Redemptions of $2,500 or less.

                        o Rollovers, transfers and changes of account registration within a fund (provided the monies do not leave the fund), and redemptions in kind.

                        o Transactions that are not motivated by short-term trading considerations, which have received prior approval by the Mellon Institutional Fund's Chief
                           Compliance Officer.

                        The funds may assess redemption fees in any of these types of transactions if, in the opinion of the fund, the transaction is intended to circumvent the redemption fee policy. In addition, the funds may modify their redemption policies at any time without giving advance notice to shareholders.

                        While the funds seek to apply its redemption fee policy to all accounts, a fund may not be able to apply the fee to accounts which are maintained by some financial intermediaries ("Omnibus Accounts") because of the difficulty in identifying the individual investor transactions or the difficulty in identifying the investor responsible for a particular transaction even if the transaction itself is identified. To the extent a fund is able to identify excessive short-term trading in Omnibus Accounts, the fund will seek the cooperation of the intermediary to enforce the Mellon Institutional
                        Funds' redemption fee policy. In addition, some financial intermediaries have agreed to monitor short-term trading and excessive exchange activity on transactions in their customer accounts in accordance with the intermediary's own policy, which may differ from the funds' policy in terms of the amount or existence of a redemption fee, the holding period and the types of transactions which could trigger the fee.
                        The funds may allow the intermediary to apply its own policy to its customer's accounts in place of funds' redemption fee policy if the funds determine the intermediary's policy is reasonably designed and sufficiently similar to the funds' policy. Investors who own fund shares indirectly should contact their financial intermediary to determine what restrictions apply to their shares.

     Administrative     Each fund pays administrative service fees. These fees
        service fee     are paid to affiliated or unaffiliated retirement plans,
                        omnibus accounts and platform administrators and other
                        entities ("Plan Administrators") that provide record
                        keeping and/or other administrative support services to
                        accounts, retirement plans and their participants. As
                        compensation for such services, each fund may pay each
                        Plan Administrator a service fee in an amount of up to
                        0.15% (on an annualized basis) of a fund's average daily
                        net assets attributable to fund shares that are held in
                        accounts serviced by such Plan Administrator.

         Additional     The adviser or its affiliates may pay additional
       compensation     compensation from their own resources to Plan
                        Administrators and other entities for administrative
                        services, as well as in consideration of marketing or
                        other distribution-related services relating to the
                        Mellon Institutional Funds. These payments may provide
                        an incentive for these entities to actively promote the
                        funds or cooperate with the distributor's promotional
                        efforts.



                                       16
Mellon Equity Funds

--------------------------------------------------------------------------------

Transaction and account policies

Accounts with low balances. If an account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may ask the investor to increase the size of the account to $50,000 within 30 days. If the investor does not increase the account to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the investor.


In-kind purchases and redemptions. Securities you own may be used to purchase shares of a fund. The adviser will determine if the securities are consistent with the fund's objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. A fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. The redeeming shareholder will pay transaction costs to dispose of these securities and such transactions generally are treated as taxable sales of the securities you exchange for federal tax purposes.


Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.

The distributor will accept signature guarantees from:

o  members of the STAMP program or the Exchange's Medallion Signature Program

o  a broker or securities dealer

o  a federal savings, cooperative or other type of bank

o  a savings and loan or other thrift institution

o  a credit union

o  a securities exchange or clearing agency

A notary public cannot provide a signature guarantee.


Household delivery of fund documents

With your consent, a single prospectus and shareholder report may be sent to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by contacting Mellon Institutional Funds, either orally or in writing at the telephone number or address for the funds listed on the back cover of this prospectus. Mellon Institutional Funds will begin mailing prospectuses and shareholder reports to you within 30 days after receiving your revocation.


Valuation of shares

Each fund offers its shares at the NAV per share of the fund next calculated after an order is placed and received in good order by the fund's distributor or its agent. See, "How to purchase shares" on page 14. Each fund calculates its NAV once daily as of the close of regular trading on the NYSE -- generally at 4:00 p.m., New York time -- on each day the NYSE is open. A fund's NAV will not be calculated on the days on which the NYSE is closed for trading, such as on national holidays. If the NYSE closes early, the funds accelerate calculation of NAV and transaction deadlines to that time. Each fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. Certain short-term securities are valued on the basis of amortized cost.


Because foreign markets may be open at different times than the NYSE, the value of shares of a fund which invests in foreign securities may change on days when shareholders are not able to buy or sell them. Many securities markets outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in those markets may not fully reflect the events that occur after their close but before the close of the NYSE.

If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the market on which the security is principally traded (such as for foreign securities), a fund may value its assets by a method the trustees believe accurately reflects their fair value. The trustees have adopted fair value pricing procedures for determining the fair value of particular securities. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or official closing prices.


Dividends and distributions


Each fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The funds declare and distribute dividends from net investment income semi-annually and distribute net capital gains, if any, annually. All dividends and capital gains are reinvested in shares of the fund that paid them unless the shareholder elects to receive them in cash. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.



                                       17
                                                             Mellon Equity Funds

Fund Details
--------------------------------------------------------------------------------

Tools used to combat short-term trading and excessive exchange activity

While the Mellon Institutional Funds family of funds provides its shareholders with daily liquidity, its investment programs are designed to serve long-term investors. The funds discourage short-term trading and excessive exchange activity in fund shares, as these activities may hurt the long-term performance of certain funds by requiring them to incur transactions costs, maintain an excessive amount of cash or liquidate portfolio holdings at a disadvantageous time. The funds do not have arrangements to accommodate investors who wish to engage in these activities. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the funds' shares to be excessive if:

o You sell shares within a short period of time after the shares were purchased;
o  You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Board of Trustees of the Mellon Institutional Funds has adopted policies and procedures designed to discourage short-term trading and excessive exchange activity in the Funds. These include policies and procedures relating to:

o  trade activity monitoring;
o  exchange guidelines;
o  redemption fee on certain trades in certain funds; and
o  use of fair value pricing.

Each of these tools used by the funds to combat short-term trading and excessive exchange activity is described in more detail below.

Trade activity monitoring

The Mellon Institutional Funds monitor selected trades on a daily basis in an effort to detect short-term trading and excessive exchange activity in the funds. If, as a result of this monitoring, the Mellon Institutional Funds determine that a shareholder has engaged in short-term trading or excessive exchange activities, we will ask the shareholder to stop such activities and refuse to process further purchases or exchanges in the shareholder's accounts. In making such judgments, the Mellon Institutional Funds seek to act in a manner that we believe is consistent with the best interests of shareholders.

Exchange guidelines

As discussed further under "Investment and Account Information -- How to exchange shares," you may make up to four exchanges out of the same fund in any twelve-month period. If you effect four exchanges out of the same fund during any consecutive twelve-month period, the Mellon Institutional Funds will reject any additional purchase or exchange orders with respect to that fund until such time as you are again entitled to effect an exchange under this policy. Multiple exchanges out of the same fund that occur in the same day will be considered a single exchange. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. See "Investment and Account Information -- How to exchange shares" for more information.

Redemption fee


Pursuant to a policy adopted by the Board of Trustees, you will be charged a 2% redemption fee if you redeem, including by exchange, shares of the fund within 30 days of purchase (7 days for the Intermediate Tax Exempt Bond and Yield Plus Funds). See "Investment and Account Information -- Redemption Fee" for more information.


Fair value pricing

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the fund's net asset values are calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. See "Investment and Account Information -- Valuation of Shares" for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of short-term trading and excessive exchange activities.

Limitations on the effectiveness of these tools

Although these tools are designed to discourage short-term trading and excessive exchange activity, you should understand that none of these tools alone nor all of them taken together, can eliminate the possibility that such activity in the funds will occur. For example, the ability of a fund to monitor trades or exchanges by, and or to assess a redemption fee on, the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. For this reason, these tools cannot eliminate the possibility of short-term trading and excessive exchange activities. Moreover, certain of these tools involve judgments that are inherently subjective. The Mellon Institutional Funds seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests.


                                       18
Mellon Equity Funds

--------------------------------------------------------------------------------
Taxes


---------------------------------------------------------------------------------------------------------------------------
  Transactions                                U.S. Federal Income Tax Status
---------------------------------------------------------------------------------------------------------------------------
  Sales or exchanges of shares.              Usually capital gain or loss. Tax rate depends on how long shares are held.

  Distributions of long-term capital gain    Taxable as long-term capital gain.

  Distributions of short-term capital gain   Taxable as ordinary income.

  Dividends from net investment income       Taxable as either ordinary income or qualified dividend income taxable to individual shareholders at a maximum 15% U.S. federal income tax rate if so designated by the fund and certain other conditions are met by the fund and the shareholder, including holding period requirements.
---------------------------------------------------------------------------------------------------------------------------



Every January, the funds provide information to their shareholders about the funds' dividends and distributions, which are taxable even if reinvested, and about the shareholders' redemptions during the previous calendar year. Any shareholder who does not provide the funds with a correct taxpayer identification number and required certification may be subject to federal backup withholding tax.

Shareholders should generally avoid investing in a fund shortly before an expected taxable dividend or capital gain distribution. Otherwise, a shareholder may pay taxes on dividends or distributions that are economically equivalent to a partial return of the shareholder's investment.


Shareholders should consult their tax advisers about their own particular tax situations.




--------------------------------------------------------------------------------

                         The funds' service providers


                             Principal Underwriter
                         Mellon Funds Distributor, L.P.

                         Custodian and Fund Accountant
                               Mellon Bank, N.A.

                                Transfer Agent
                             Dreyfus Transfer, Inc.

                 Independent Registered Public Accounting Firm
                          PricewaterhouseCoopers LLP


                                 Legal Counsel
                   Wilmer Cutler Pickering Hale and Dorr LLP



                                       19
                                                             Mellon Equity Funds

Financial Highlights
--------------------------------------------------------------------------------

The financial highlights tables are intended to help shareholders understand the funds' financial performance for the past five years, or less if a fund has a shorter operating history. Certain information reflects financial results for a single fund share. Total returns represent the rate that a shareholder would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended 2006 and earlier was derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with the funds' financial statements, are included in the funds' annual reports (available upon request).


Large Cap Growth Fund



                                                               For the period
                                                              December 21, 2005
                                                               (commencement of
                                                                operations) to
                                                              September 30, 2006
                                                             -------------------
Net Asset Value, Beginning of Period                               $  20.00
                                                                   --------
From Operations:
 Net investment income*(a)                                             0.07
 Net realized and unrealized gains (loss) on investments               0.29
                                                                   --------
Total from operations                                                  0.36
                                                                   --------
Less Distributions to Shareholders:
 From net investment income                                           (0.04)
                                                                   ---------
Total distributions to shareholders                                   (0.04)
                                                                   ---------
Net Asset Value, End of Period                                     $  20.32
                                                                   =========
Total Return(b)                                                        1.81%
Ratios/Supplemental data:
 Expenses (to average daily net assets)*                               0.95%(c)
 Net Investment Income (to average daily net assets)*                  0.47%(c)
 Portfolio Turnover                                                      23%(d)
 Net Assets, End of Period (000's omitted)                         $  2,546
-----
*  For the period indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:
   Net investment income (loss) per share(a)                       $  (0.87)
Ratios (to average daily net assets):
   Expenses                                                            7.06%(c)
   Net investment income (loss)                                       (5.64)%(c)


(a) Calculated based on average shares outstanding.
(b) Total return would have been lower in the absence of expense waivers. Returns for periods of less than one year have not been annualized.
(c) Computed on an annualized basis.
(d) Not annualized.



                                       20
                                                             Mellon Equity Funds

--------------------------------------------------------------------------------
Micro Cap Fund


                                                                  For the period
                                                                   May 1, 2006
                                                                 (commencement of
                                                                  operations) to
                                                                September 30, 2006
                                                               -------------------
Net Asset Value, Beginning of Period                               $   20.00
                                                                   ---------
From Operations:
 Net investment income (loss)*(a)                                      (0.01)
 Net realized and unrealized gains (loss) on investments               (1.35)
                                                                   ---------
Total from operations                                                  (1.36)
                                                                   ---------
Net Assets Value, End of Period                                    $   18.64
                                                                   =========
Total Return(b)                                                        (6.80)%
Ratios/Supplemental data:
 Expenses (to average daily net assets)*                                1.35%(c)
 Net Investment Income (Loss) (to average daily net assets)*           (0.18)%(c)
 Portfolio Turnover                                                      103%(d)
 Net Assets, End of Period (000's omitted)                         $   8,820
-----
*  For the period indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been take, the investment income per share and the ratios would have been:
   Net investment income (loss) per share(a)                       $   (0.19)
Ratios (to average daily net assets):
   Expenses                                                             3.72%(c)
   Net investment income (loss)                                        (2.55%)(c)



(a) Calculated based on average shares outstanding.
(b) Total return would have been lower in the absence of expense waivers. Returns for periods of less than one year have not been annualized.
(c) Computed on an annualized basis.
(d) Not annualized.



                                       21
Mellon Equity Funds

For More
Information
--------------------------------------------------------------------------------


For investors who want more information about the Mellon Equity funds, the following documents are available free upon request.

Annual/Semiannual Reports

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders, as well as the funds' quarterly reports filed with the Securities and Exchange Commission. Each fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

Investors can get free copies of reports and the SAI, request other information and discuss their questions about the fund by contacting the fund at:

Mellon Institutional Funds
P.O. Box 8585
Boston, MA 02266-8585

Telephone: 800.221.4795

Email:
mifunds@mellon.com

Internet:
http:// www.melloninstitutionalfunds.com

Investors can review the funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Call 202.551.8090 for hours of operation. Investors can get text-only copies.

o For a fee, by writing the Public Reference Room of the Commission, Washington, D.C. 20549-6009

o For a fee, by sending an email or electronic request to the Public Reference Room of the Commission at publicinfo@sec.gov

o  Free from the Commission's Internet website at http://www.sec.gov


                   [LOGO] Mellon
                          --------------------------
                          Mellon Institutional Funds


                               ONE BOSTON PLACE

                             BOSTON, MA 02108-4408

                                 800.221.4795

                       WWW.MELLONINSTITUTIONALFUNDS.COM

                                                         Investment Company Act
                                                          File Number (811-4813)


                                       22
Mellon Equity Funds

                                               [LOGO] Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds

Prospectus

--------------------------------------------------------------------------------

February 1, 2007        Mellon Institutional Market Neutral Fund




The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents
--------------------------------------------------------------------------------


Risk/Return Summary ......................................................     3
    Who may want to invest ...............................................     3
    Mutual fund risks ....................................................     3
    Market Neutral Fund ..................................................     4

The Fund's Investments and Related Risks .................................     7
    Principal investments ................................................     7
    Additional investment policies .......................................     7

The Investment Adviser ...................................................     8
    About Franklin Portfolio Associates, LLC .............................     8
    Fund manager .........................................................     9
    Advisory services and fees ...........................................     9

Investment and Account Information........................................    10
    How to purchase shares ...............................................    10
    How to exchange shares ...............................................    11
    How to redeem shares .................................................    11
    Redemption fee .......................................................    12
    Administrative service fee ...........................................    13
    Transaction and account policies .....................................    14
    Household delivery of fund documents .................................    14
    Valuation of shares ..................................................    14
    Dividends and distributions ..........................................    14

Fund Details .............................................................    15
    Tools used to combat short-term trading and
    excessive exchange activity ..........................................    15
    Taxes ................................................................    16
    The fund's service providers .........................................    16

Financial Highlights .....................................................    17

For More Information .....................................................    18



Mellon Institutional Market Neutral Fund  2

Risk/Return Summary
--------------------------------------------------------------------------------


Franklin Portfolio Associates, LLC ("Franklin Portfolio") manages the fund. Franklin Portfolio believes that employing disciplined investment strategies based on fundamental concepts, which are quantitatively implemented, provides the best opportunity to add value by obtaining positive returns while maintaining an acceptable level of risk.



Who may want to invest

Market Neutral Fund may be appropriate for investors:

o Who are seeking long-term capital appreciation but want to minimize their exposure to general stock market risk.

o Who do not need stable income and are willing to tolerate more risk than fixed income investments.


Mutual fund risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Franklin Portfolio manages more than $34.4 billion of assets for a broad range of clients in the U.S. and abroad as of December 31, 2006.


A description of the fund begins on the next page and includes more information about the fund's key investments and strategies, principal risk factors and expenses.


                                     3  Mellon Institutional Market Neutral Fund

Risk/Return Summary
--------------------------------------------------------------------------------


                          ------------------------------------------------------------------------------------------------------
                                                                 Market Neutral Fund
                          ------------------------------------------------------------------------------------------------------
   Investment Objective   Investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of
                          U.S. stocks while neutralizing the general risks associated with stock market investing.
                          ------------------------------------------------------------------------------------------------------

    Key investments and   Franklin Portfolio seeks to construct for the fund a diversified portfolio that has limited exposure
             strategies   to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. To do this, the adviser will seek to hold individual equity securities both long and short in approximately equal dollar amounts, so that the general stock market, industry or sector exposures affecting the securities held long and short will substantially offset each other.
                          If this strategy is successful, the result will be a "market-neutral" portfolio the returns of which tend to be driven primarily by the adviser's stock selection rather than by the effects of broader market conditions. Under normal circumstances, the fund will invest at least 80% of its net assets
                          (including, for this purpose, any borrowings for investment purposes) in equity securities.
                          ------------------------------------------------------------------------------------------------------

        How investments   It is currently expected that the long and short positions of the fund will consist primarily of
           are selected   large-capitalization and medium-capitalization U.S. equity securities listed on the New York, American, and NASDAQ stock exchanges. The fund may also take long and short positions in securities of
                          non-U.S.-domiciled companies if they are denominated in U.S. dollars and traded on a U.S. exchange, either directly or through ADRs or similar securities. As discussed below, the fund will also hold cash and cash equivalents to a limited degree to provide collateral for its short positions.

                          Franklin Portfolio seeks to identify and buy for the fund's long portfolio securities it believes are undervalued relative to their peers or which demonstrate attractive momentum and growth characteristics. Conversely, when Franklin Portfolio believes that a security is overvalued relative to its peers or has negative growth prospects, it may seek to borrow the security from a third party in order to sell it short at the then-current market price. By taking approximately equal long and short positions in different stocks in the same industry and sector, the adviser attempts to design a portfolio the long and short positions of which will generally offset each other in the aggregate in terms of sources of systematic risk. These sources include beta, sector and industry exposures, capitalization, and volatility.

                          Individual securities will be determined to be candidates for the long or short sub-portfolios primarily by using proprietary quantitative selection models developed by Franklin Portfolio. These models put a balanced emphasis on value characteristics and momentum-and-growth characteristics.

                          Due to the continuous changes in the prices of the short positions and long positions, the market value of the short positions and long positions will not always be equal. For example, if the fund is successful, its long positions will increase in value while the short positions decrease in value, thus reducing the market neutrality of the fund. It is the intention of the adviser to take action every week to rebalance the long and short positions to maintain a market neutral exposure, in addition, the adviser shall take action to rebalance the portfolio when the imbalance reaches proprietary thresholds, pre-established by the adviser. This can be done by adding or eliminating short or long positions depending on the rebalancing needs.

                          The fund may achieve a positive return if either the value of securities in the fund's long portfolio increase more than the securities underlying its short positions, or the value of securities in the fund's long portfolio decreases less than the securities underlying its short positions, each taken as a whole. Conversely, the fund will incur losses if either the securities underlying its short positions increase in value more than the securities in its long portfolio, or the securities underlying its short positions decrease in value less than the securities in its long portfolio. Franklin Portfolio will determine the size of each long or short position by attempting to balance the competing concerns of the relative attractiveness (from a long or short perspective)
                          of each position with its impact on the risk characteristics of the overall portfolio.
                          ------------------------------------------------------------------------------------------------------

     Principal risks of   Although Franklin Portfolio attempts to achieve returns for the fund's shareholders that exceed the
  investing in the fund   return of the 3-month U.S. Treasury Bill, an investment in the fund is significantly different from, and involves greater risks than, an investment in 3-month U.S. Treasury Bills. This is because, among other things, U.S. Treasury Bills are backed by the full faith and credit of the U.S.
                          Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the fund is more volatile than an investment in
                          U.S. Treasury Bills.

                          Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

                          o   The fund's long positions decline in value to a degree that is not offset by decreases in the value of the securities sold short, or, conversely, the value of the securities sold short increases to a degree that is not offset by appreciation in the value of securities in the long portfolio.

                          o   The combination of securities held long and sold short fail to protect the fund from overall stock market risk and other systemic risks as anticipated by the adviser.



Mellon Institutional Market Neutral Fund  4

--------------------------------------------------------------------------------


                          o   The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or hedging strategy proves to be incorrect. Because the fund's returns are expected to be driven primarily by Franklin Portfolio's stock selection (both long and short), rather than general equity market movements, if Franklin Portfolio's judgment about individual stocks proves to be incorrect, the fund could incur losses even during periods when the overall movement in stock prices is positive. Also, because Franklin Portfolio could make incorrect judgments about both the long and the short positions of the fund, the fund's potential losses may exceed those of conventional stock mutual funds that hold only long portfolios.

        Short Sales Risk  Franklin Portfolio will sell a security short for the fund by borrowing it from a third party and selling it at the then-current market price. The fund is then obligated to buy the security on a later date in order to return the security to the lender. Short sales, therefore, involve the risk that the fund will incur a loss by subsequently having to buy a security at a higher price than the price at which the fund previously sold the security short. Moreover, because a fund's loss on a short sale would arise from increases in the value of the security sold short, the extent of such loss, like the potential increase in the price of the security sold short, is theoretically unlimited. By contrast, a fund's risk of loss on a long position arises from the possible decrease in the value of the security and, therefore, is limited by the fact that a security's value cannot drop below zero. The fund may be required to pay a fee to borrow a security sold short and pay over to the lender any payments received from the security borrowed.

Impact of High Portfolio  The fund may engage in active and frequent trading to achieve its principal investment strategies.
                Turnover  The annual portfolio turnover of each of the long and short sub-portfolios will generally be between
                          100% and 200%. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

             Derivatives  The fund, at times, may invest in derivative contracts for any of the following purposes:

                          o   To hedge against adverse changes in the market value of securities held by or to be bought for the fund by changing interest rates or currency exchange rates.

                          o   As a substitute for purchasing or selling securities

                          o   To enhance the fund's potential gain in non-hedging situations.

                          A derivative contract will obligate or entitle the fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate or currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings.

                          Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. OTC derivatives can also make a fund's portfolio less liquid and harder to value, especially in volatile markets.




                                    5   Mellon Institutional Market Neutral Fund

Risk/Return Summary
--------------------------------------------------------------------------------


           Total return   The bar chart and total return table indicate the risks of investing in the fund. The bar chart
            performance   shows changes in the performance of the fund from year to year over the life of the fund. The total return table shows how the fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of common stock prices. The fund's past performance does not necessarily indicate how the fund will perform in the future.


[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED DOCUMENT.]

                    Market Neutral Fund
                                        Percent
Calendar Year Ended December 31
2006                                    2.75%



Quarterly returns:
Market Neutral Fund
Highest: 3.42% in 2nd quarter 2006
Lowest: (1.87)% in 3rd quarter 2006




--------------------------------------------------------------------------------
Average annual total returns
for selected periods ended December 31, 2006
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                 Life of       Inception
                                                  1 Year           Fund          Date
----------------------------------------------------------------------------------------
Market Neutral Fund                                                            12/21/05
Return Before Taxes                               2.75%           2.51%
Return After Taxes on Distributions*              1.63%           1.43%
Return After Taxes on Distributions and
Sale of Fund Shares*                              1.98%           1.60%
3 Month U.S. Treasury bill** (reflects no
deduction for fees, expenses, or taxes)           4.90%           4.90%

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.

**3 Month U.S. Treasury bills are issued by the United States Treasury Department and represent direct full-faith-and-credit obligations of the U.S. government and are generally regarded as being free of any risk of default. You cannot invest directly in an index.

Expense example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:
o    You invest $10,000 in the fund for the time periods indicated;
o    You redeem at the end of each period;
o    Your investment has a 5% return each year; and
o The fund's operating expenses have not been capped and remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                          After      After       After       After
                         1 Year     3 Years     5 Years     10 Years
Market Neutral Fund       $924      $2,650      $4,227      $7,593


Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Based on fiscal period ended 9/30/06

Shareholder fees                                                            None
(fees paid directly from your investment)
Redemption fee(1)                                                           2.00%
(as a percentage of total redemption proceeds)
Annual fund operating expenses(2)
(expenses that are deducted from fund assets)
  Management fees                                                           1.00%
  Distribution (12b-1) fees                                                 None
  Other expenses
     Dividends on Short Sales                                  1.18%
     Remainder of Other Expenses                               7.27%
       Total Other Expenses                                                 8.45%
  Total annual fund operating expenses                                      9.45%

--------------------------------------------------------------------------------
(1) A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares acquired through the categories of transactions described under the "Investment and Account information" section of this prospectus.
(2) Because the adviser has agreed to cap the fund's operating expenses, the fund's actual expenses (after taking into account the current expense limitations) were:

   Management fees                                                         0.00%
   Other expenses
    Dividends on Short Sales                                   1.18%
    Remainder of Other Expenses                                1.25%
        Total Other Expenses                                               2.43%
   Total annual fund operating expenses                                    2.43%

This cap may be changed or eliminated at any time.



Mellon Institutional Market Neutral Fund  6

The Fund's Investments and Related Risks
--------------------------------------------------------------------------------

Additional information about the fund's principal investments

Maximum Portfolio Positions. No purchase or short sale of any individual equity security will be made if it causes the position to exceed 5% of the total net assets of the portfolio, at the time of purchase or short sale.

Number of Equity Holdings. Under normal circumstances, the fund will hold between 100 and 150 long positions and 100 to 150 short positions.

Additional investment policies

Defensive investing. The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable for a time to achieve its investment objective.

Portfolio holdings. A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's statement of additional information and on the fund's website at www.melloninstitutionalfunds.com.

Investment objective. The fund's investment objective may be changed by the fund's trustees without shareholder approval. The fund's key investment strategy of investing at least 80% of net assets in a particular type of security may not be changed unless the fund provides 60 days advance notice to its shareholders.


                                     7  Mellon Institutional Market Neutral Fund

The Investment Adviser
--------------------------------------------------------------------------------


Franklin Portfolio offers a broad array of investment services that include management of 117 portfolios for 82 clients as of December 31, 2006.


About Franklin Portfolio


Franklin Portfolio was founded in 1982. The firm is organized as a Massachusetts limited liability company. Franklin Portfolio manages more than $34.4 billion in assets as of December 31, 2006, on behalf of institutional clients including corporate pension plans, public pension plans, Taft-Hartley pension plans, endowments/foundations as well as serving as sub-advisor for mutual funds. Franklin Portfolio is the adviser to the fund.

Franklin Portfolio is an indirect wholly-owned subsidiary of Mellon Financial Corporation. Mellon is a global financial services company with approximately $5.5 trillion of assets under management, administration or custody, including approximately $995 billion under management as of December 31, 2006. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions.


--------------------------------------------------------------------------------


On December 4, 2006, Mellon and The Bank of New York Company, Inc. ("BNY") announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Mellon Equity, currently a wholly-owned, indirect subsidiary of Mellon, would become a wholly-owned, indirect subsidiary of The Bank of New York Mellon Corporation.

The transaction is subject to certain regulatory approvals and the approval of BNY's and Mellon's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon and BNY expect the transaction to be completed in the third quarter of 2007.

                               Investment Adviser

                       Franklin Portfolio Associates, LLC
                          One Boston Place, 34th Floor
                                Boston, MA 02108



Mellon Institutional Market Neutral Fund  8

Fund manager

--------------------------------------------------------------------------------------------------------------------------------
Fund manager           Positions during past five years
--------------------------------------------------------------------------------------------------------------------------------
Michael F. Dunn, CFA   Michael is a Senior Vice President and Senior Portfolio Manager at Franklin Portfolio. He has served as a portfolio manager of the fund since its inception in December of 2005. Michael received a B.S. in
                       Mathematics and Linguistics from Yale University, and earned his CFA charter in 1994. Prior to joining
                       Franklin Portfolio in 1999, Michael was responsible for quantitative R&D and "hybrid" portfolio management, including market-neutral strategies, at Wellington Management Company in Boston. He previously ran index and active portfolios and performed quantitative research at the IBM Retirement
                       Fund and prior to that at Mellon Capital Management. Michael is a member of the Chicago Quantitative
                       Alliance and the Boston Security Analyst Society.
--------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information includes additional information about the portfolio manager, including information about his compensation, accounts he manages other than the fund and his ownership, if any, in the shares of the fund.

Advisory services and fees


Franklin Portfolio provides the fund with portfolio management and investment research services. The adviser places orders to buy and sell the fund's portfolio securities and manages the fund's business affairs. For the fiscal year ended September 30, 2006, the fund paid an advisory fee to Franklin Portfolio for these services. Franklin Portfolio has agreed to limit the fund's total annual operating expenses (excluding dividends on short sales, brokerage commissions, taxes, acquired fund fees and expenses and extraordinary expenses) and some of the fund's advisory fee payments were less than the fund's contractual advisory fee. These arrangements are temporary and may be terminated or changed at any time.

--------------------------------------------------------------------------------------------------------------------------------
                                           Annual Advisory Fee Rate
                              (as a percentage of the fund's average net assets)

    Actual advisory fee paid*              Contractual advisory fee                  Current expense limitation*
--------------------------------------------------------------------------------------------------------------------------------
            0.00%                                  1.00%                                       1.25%
--------------------------------------------------------------------------------------------------------------------------------

*For fiscal year ended September 30, 2006.
**Current expense limitations, also shown as a percentage of the fund's average net assets, represent a voluntary cap on the fund's total expenses. If the actual advisory fee rate is less than the contractual advisory fee rate, the cap was triggered and advisory fees were waived by Franklin Portfolio.

A discussion regarding the factors considered by the Mellon Institutional Funds Investment Trust's Board of Trustees in approving the advisory agreement for the fund is available in the fund's semi-annual report for the period ended March 31, 2007.




                                     9  Mellon Institutional Market Neutral Fund

Investment and Account Information
--------------------------------------------------------------------------------


       How to purchase    Minimum initial investment: $100,000
                shares
                          Minimum subsequent investment: $5,000

                          Minimum investments may be waived by the distributor for investors in omnibus accounts and clients and employees of Franklin Portfolio and its investment advisory affiliates and their immediate family members.

                          All orders to purchase shares received in good form by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All orders must be in good form and accompanied by payment. The fund reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders.

              By Check    ------------------------------------------------------------------------------------------------------
    Opening an account    o   Send a check to the distributor payable to Mellon Institutional Funds with the completed original account application.

  Adding to an account    o   Send a check to the distributor payable to Mellon Institutional Funds and a letter of instruction with the account name and number and effective date of the request.

                          o   Payment must be made in U.S. dollars and drawn on a U.S. bank. The fund does not accept third-party checks, travelers' checks, credit card checks or money orders.

               By wire    ------------------------------------------------------------------------------------------------------
    Opening an account    o   Send the completed original account application to the distributor.

                          o   Call the distributor to obtain an account number.

                          o   Instruct your bank to wire the purchase amount to Mellon Bank, N.A. (see below).

  Adding to an account    o   Call the distributor. Instruct your bank to wire the amount of the additional investment to
                              Mellon Bank, N.A. (see below).

                By fax    ------------------------------------------------------------------------------------------------------
    Opening an account    o   Fax the completed account application to 781-796-2864.

                          o   Mail the original account application to the distributor.

                          o   Follow the instructions for opening an account by wire.

  Adding to an account    o   Fax a letter of instruction to 781-796-2864 with the account name and number and effective date of the request.

                          o   Call the distributor. Instruct your bank to wire the amount of the additional investment to
                              Mellon Bank, N.A.

    Through a financial   ------------------------------------------------------------------------------------------------------
           intermediary   o   Contact your financial intermediary. You may purchase fund shares through an intermediary, such
      Opening or adding       as a broker-dealer, bank or other financial institution, or an organization that provides
          to an account       recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service and may require different minimum initial and subsequent investments than the funds. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in the funds directly. Mellon Funds
                              Distributor, L.P., the distributor of the funds, has contracted with certain intermediaries to authorize them and designated plan administrators to accept and forward purchase orders to the funds on your behalf. Your purchase order must be received in good order by these intermediaries before the close of regular trading on the New York Stock Exchange ("NYSE") to receive that day's share price. The funds pay administrative service fees to certain financial intermediaries that provide record keeping and/or other administrative support services. The adviser or its affiliates may pay additional compensation from their own resources to certain intermediaries for administrative services, as well as in consideration of marketing or other distribution-related services. Mellon Institutional Funds is not responsible for the failure of any intermediary to carry out its obligations to its customers.
                          ------------------------------------------------------------------------------------------------------



Mellon Institutional Market Neutral Fund  10

--------------------------------------------------------------------------------



                          The distributor's address is:                   Wire instructions:
                          Mellon Funds Distributor, L.P.                  Mellon Bank, N.A.
                          P.O. Box 8585                                   Boston, MA
                          Boston, Massachusetts 02266-8585                ABA#: 011001234
                          Tel: 800-221-4795                               Account #: 56-5849
                          Fax: 781-796-2864                               Fund name:
                          Email: mifunds@mellon.com                       Investor account #:
                          ------------------------------------------------------------------------------------------------------
      How to exchange     You may exchange shares of the fund for shares of any other fund in the Mellon Institutional Funds
               shares     family of funds, if the registration of both accounts is identical. Shares of the fund exchanged within 30 days of purchase (7 days for the Intermediate Tax Exempt Bond and Yield Plus Funds) may be
                          subject to a redemption fee. See "Investment and Account Information -- Redemption Fee" for more information. A fund may refuse any exchange order and may modify or terminate its exchange privilege affecting all shareholders on 60 days' notice. Because excessive account transactions can disrupt the management of a fund and increase fund costs for all shareholders, Franklin Portfolio may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the same fund during any consecutive 12-month period. Multiple exchanges out of the same fund that occur in the same day will be considered one exchange. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.

                          Exchange requests will not be honored until the distributor receives payment for the exchanged shares (up to 3 business days). An exchange involves a taxable redemption of shares surrendered in the exchange.
                          ------------------------------------------------------------------------------------------------------
              By mail     o   Send a letter of instruction to the distributor signed by each registered account owner.

                          o   Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

                          o   Provide both account numbers.

                          o   Signature guarantees may be required (see below).
                          ------------------------------------------------------------------------------------------------------
           By telephone   o   If the account has telephone privileges, call the distributor.

                          o   Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

                          o   Provide both account numbers.

                          o   The distributor may ask for identification and all telephone transactions may be recorded.
                          ------------------------------------------------------------------------------------------------------
    Through a financial   o   Contact your financial intermediary. You may exchange fund shares through an intermediary, such
           intermediary       as a broker- dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service and may have different requirements than the funds. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in the funds directly. Mellon Funds Distributor, L.P., the distributor of the funds, has contracted with certain intermediaries to authorize them and designated plan administrators to accept and forward exchange orders to the funds on your behalf. Your exchange order must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day's share price. The funds pay administrative service fees to certain financial intermediaries that provide record keeping and/or other administrative support services. The adviser or its affiliates may pay additional compensation from their own resources to certain intermediaries for administrative services, as well as in consideration of marketing or other distribution-related services. Mellon
                              Institutional Funds is not responsible for the failure of any intermediary to carry out its obligations to its customers.
                          ------------------------------------------------------------------------------------------------------
   How to redeem shares   All orders to redeem shares received by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All redemption orders must be in good form. The fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Shares of the fund redeemed within 30 days of purchase (7 days for the Intermediate Tax Exempt Bond and Yield Plus Funds) may be subject to a redemption fee. See "Investment and Account Information -- Redemption Fee" for more information.



                                    11  Mellon Institutional Market Neutral Fund

Investment and Account Information
--------------------------------------------------------------------------------


                By mail   o   Send a letter of instruction to the distributor signed by each registered account owner.

                          o   State the name of the fund and number of shares or dollar amount to be sold.

                          o   Provide the account number.

                          o   Signature guarantees may be required (see below).
                          ------------------------------------------------------------------------------------------------------
           By telephone   o   If the account has telephone privileges, call the distributor.

      For check or wire   o   Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.

                          o   The distributor may ask for identification and all telephone transactions may be recorded.
                          ------------------------------------------------------------------------------------------------------
                 By fax   o   Fax the request to the distributor at 781-796-2864.

                          o   Include your name, the name of the fund and the number of shares or dollar amount to be sold.

                          o   Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.
                          ------------------------------------------------------------------------------------------------------
    Through a financial   o   Contact your financial intermediary. You may redeem fund shares through an intermediary, such
           intermediary       as a broker- dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in the funds directly.
                              Mellon Funds Distributor, L.P., the distributor of the funds, has contracted with certain intermediaries to authorize them and designated plan administrators to accept and forward redemption orders to the funds on your behalf. Your redemption request must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day's share price. The funds pay administrative service fees to certain financial intermediaries that provide record keeping and/or other administrative support services. The adviser or its affiliates may pay additional compensation from their own resources to certain intermediaries for administrative services, as well as in consideration of marketing or other distribution-related services. Mellon Institutional Funds is not responsible for the failure of any intermediary to carry out its obligations to its customers.
                          ------------------------------------------------------------------------------------------------------
              Good form   Good form means that you have provided the following information with your request: name of fund;
                          account number (if an existing account); dollar amount or number of shares to be purchased (or exchanged or redeemed); and the signature of each owner exactly as the account is registered in the case of a redemption request. Good form also means that there are no outstanding claims against your account or transaction limitations on your account. Also, a signature guarantee may be required with certain requests.
                          ------------------------------------------------------------------------------------------------------
         Redemption fee   Short-term trading and excessive exchange activity in certain types of funds may interfere with portfolio management and have an adverse effect on the fund and its shareholders. Each fund in the
                          Mellon Institutional Funds family of funds imposes a redemption fee of 2.00% of the total redemption amount (calculated at net asset value) if you sell or exchange your shares after holding them for less than 30 days (7 days for the Intermediate Tax Exempt Bond and Yield Plus Funds). The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.

                          The redemption fee does not apply to shares that were acquired through reinvestment of dividends or capital gains distributions, or to redemptions or exchanges by the following categories of transactions:

             Exemptions   Certain Retirement Account Activity:
                          o   Shares redeemed as a result of a retirement plan sponsor decision (e.g. retirement plan-wide re-allocations or termination).

                          o   Retirement account redemptions as a result of minimum required distributions and returns of excess contributions.

                          o   Shares redeemed as part of a retirement plan participant-directed distribution including, but not limited to: death distributions, loan withdrawals and Qualified Domestic Relations Orders
                              ("QDROs").



Mellon Institutional Market Neutral Fund  12

--------------------------------------------------------------------------------


                          Non-shareholder Directed Activity:
                          o   Shares redeemed through an automatic, nondiscretionary rebalancing or asset re-allocation program, or via a systematic withdrawal plan.

                          Other Activity:
                          o   Redemptions of $2,500 or less.

                          o   Rollovers, transfers and changes of account registration within a fund (provided the monies do not leave the fund), and redemptions in kind.

                          o   Transactions that are not motivated by short-term trading considerations, which have received prior approval by the Mellon Institutional Fund's Chief Compliance Officer.

                          The funds may assess redemption fees in any of these types of transactions if, in the opinion of the fund, the transaction is intended to circumvent the redemption fee policy. In addition, the funds may modify their redemption policies at any time without giving advance notice to shareholders.

                          While the funds seek to apply its redemption fee policy to all accounts, a fund may not be able to apply the policy to accounts which are maintained by some financial intermediaries ("Omnibus
                          Accounts") because of the difficulty in identifying the individual investor transactions or the difficulty in identifying the investor responsible for a particular transaction even if the transaction itself is identified. To the extent a fund is able to identify excessive short-term trading in Omnibus Accounts, the fund will seek the cooperation of the intermediary to enforce the
                          Mellon Institutional Funds' redemption fee policy. In addition, some financial intermediaries have agreed to monitor short-term trading and excessive exchange activity on transactions in their customer accounts in accordance with the intermediary's own policy, which may differ from the funds'
                          policy in terms of the amount or existence of a redemption fee, the holding period and the types of transactions which could trigger the fee. The funds may allow the intermediary to apply its own policy to its customer's accounts in place of funds' redemption fee policy if the funds determine the intermediary's policy is reasonably designed and sufficiently similar to the funds' policy.
                          Investors who own fund shares indirectly should contact their financial intermediary to determine what restrictions apply to their shares.
                          ------------------------------------------------------------------------------------------------------
         Administrative   The fund pays administrative service fees. These fees are paid to affiliated or unaffiliated
            service fee   retirement plans, Omnibus Accounts and platform administrators and other entities ("Plan
                          Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the fund may pay each Plan Administrator a service fee in an amount of up to 0.15% (on an annualized basis) of the fund's average daily net assets attributable to fund shares that are held in accounts serviced by such Plan Administrator.
                          ------------------------------------------------------------------------------------------------------
             Additional   The adviser or its affiliates may pay additional compensation from their own resources to Plan
           compensation   Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services relating to the Mellon Institutional Funds. These payments may provide an incentive for these entities to actively promote the fund or cooperate with the distributor's promotional efforts.



                                    13  Mellon Institutional Market Neutral Fund

Investment and Account Information
--------------------------------------------------------------------------------


Transaction and account policies


Accounts with low balances. If an account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may ask the investor to increase the size of the account to $50,000 within 30 days. If the investor does not increase the account to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the investor.

In-kind purchases and redemptions. Securities you own may be used to purchase shares of the fund. The adviser will determine if the securities are consistent with the fund's objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. A fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. The redeeming shareholder will pay transaction costs to dispose of these securities and such transactions generally are treated as taxable sales of the securities you exchange for federal tax purposes.

Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.

The distributor will accept signature guarantees from:

o    members of the STAMP program or the Exchange's Medallion Signature Program

o    a broker or securities dealer

o    a federal savings, cooperative or other type of bank

o    a savings and loan or other thrift institution

o    a credit union

o    a securities exchange or clearing agency

A notary public cannot provide a signature guarantee.


Household delivery of fund documents


With your consent, a single prospectus and shareholder report may be sent to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by contacting Mellon Institutional Funds, either orally or in writing at the telephone number or address for the fund listed on the back cover of this prospectus. Mellon Institutional Funds will begin mailing prospectuses and shareholder reports to you within 30 days after receiving your revocation.


Valuation of shares


The fund offers its shares at the NAV per share of the fund next calculated after an order is placed and received in good order by the fund's distributor or its agent. See, "How to purchase shares" on page 10. The fund calculates its NAV once daily as of the close of regular trading on the New York Stock Exchange (NYSE) -- generally at 4:00 p.m., New York time -- on each day the NYSE is open. The fund's NAV will not be calculated on the days on which the NYSE is closed for trading, such as on national holidays. If the NYSE closes early, the fund accelerates calculation of NAV and transaction deadlines to that time.


The fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the market on which the security is principally traded, a fund may value its assets by a method the trustees believe accurately reflects their fair value. The trustees have adopted fair value pricing procedures for determining the fair value of particular securities. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or official closing prices.

Dividends and distributions


The fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The fund declares and distributes dividends from net investment income and distributes net capital gains, if any, annually. All dividends and capital gains are reinvested in shares of the fund that paid them unless the shareholder elects to receive them in cash. Dividends and distributions are taxable whether you take payment in cash or reinvest them to buy additional fund shares.



Mellon Institutional Market Neutral Fund  14

Fund Details
--------------------------------------------------------------------------------

Tools used to combat short-term trading
and excessive exchange activity

While the Mellon Institutional Funds family of funds provides its shareholders with daily liquidity, its investment programs are designed to serve long-term investors. The funds discourage short-term trading and excessive exchange activity in fund shares, as these activities may hurt the long-term performance of certain funds by requiring them to incur transactions costs, maintain an excessive amount of cash or liquidate portfolio holdings at a disadvantageous time. The funds do not have arrangements to accommodate investors who wish to engage in these activities. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the funds' shares to be excessive if:

o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Board of Trustees of the Mellon Institutional Funds has adopted policies and procedures designed to discourage short-term trading and excessive exchange activity in the Funds. These include policies and procedures relating to:

o    trade activity monitoring;
o    exchange guidelines;
o    redemption fee on certain trades in the funds; and
o    use of fair value pricing.

Each of these tools used by the funds to combat short-term trading and excessive exchange activity is described in more detail below.

Trade activity monitoring

The Mellon Institutional Funds monitor selected trades in an effort to detect short-term trading and excessive exchange activity in the funds. If, as a result of this monitoring, the Mellon Institutional Funds determine that a shareholder has engaged in short-term trading or excessive exchange activities, we will ask the shareholder to stop such activities and refuse to process further purchases or exchanges in the shareholder's accounts. In making such judgments, the Mellon Institutional Funds seek to act in a manner that we believe is consistent with the best interests of shareholders.

Exchange guidelines

As discussed further under "Investment and Account Information -- How to exchange shares," you may make up to four exchanges out of the same fund in any twelve-month period. If you effect four exchanges out of the same fund during any consecutive twelve-month period, the Mellon Institutional Funds will reject any additional purchase or exchange orders with respect to that fund until such time as you are again entitled to effect an exchange under this policy. Multiple exchanges out of the same fund that occur in the same day will be considered a single exchange. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. See "Investment and Account Information -- How to exchange shares" for more information.

Redemption fee


Pursuant to a policy adopted by the Board of Trustees, you will be charged a 2% redemption fee if you redeem, including by exchange, shares of a fund within 30 days of purchase (7 days for the Intermediate Tax Exempt Bond and Yield Plus Funds). See "Investment and Account Information -- Redemption Fee" for more information.


Fair value pricing

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time a fund's net asset values are calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, a fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. See "Investment and Account Information -- Valuation of Shares" for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of short-term trading and excessive exchange activities.

Limitations on the effectiveness of these tools

Although these tools are designed to discourage short-term trading and excessive exchange activity, you should understand that none of these tools alone nor all of them taken together, can eliminate the possibility that such activity in the funds will occur. For example, the ability of a fund to monitor trades or exchanges by, and or to assess a redemption fee on, the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. For this reason, these tools cannot eliminate the possibility of short-term trading and excessive exchange activities. Moreover, certain of these tools involve judgments that are inherently subjective. The Mellon Institutional Funds seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests.


                                    15  Mellon Institutional Market Neutral Fund

Fund Details
--------------------------------------------------------------------------------

Taxes


--------------------------------------------------------------------------------------------------------------------------------
Transactions                                U.S. Federal Income Tax Status
--------------------------------------------------------------------------------------------------------------------------------
Sales or exchanges of shares.               Usually capital gain or loss. Tax rate depends on how long shares are held.

Distributions of long-term capital gain     Taxable as long-term capital gain.

Distributions of short-term capital gain    Taxable as ordinary income.

Dividends from net investment income        Taxable as either ordinary income or qualified dividend income taxable to individual shareholders at a maximum 15% U.S. federal income tax rate if so designated by the fund and certain other conditions are met by the fund and the shareholder, including holding period requirements
--------------------------------------------------------------------------------------------------------------------------------


Every January, the fund provides information to its shareholders about the fund's dividends and distributions, which are taxable even if reinvested, and about the shareholders' redemptions during the previous calendar year. Any shareholder who does not provide the fund with a correct taxpayer identification number and required certification may be subject to federal backup withholding tax.

Shareholders should generally avoid investing in the fund shortly before an expected taxable dividend or capital gain distribution. Otherwise, a shareholder may pay taxes on dividends or distributions that are economically equivalent to a partial return of the shareholder's investment.

Shareholders should consult their tax advisers about their own particular tax situations.

--------------------------------------------------------------------------------
                          The fund's service providers

                              Principal Underwriter
                         Mellon Funds Distributor, L.P.

                          Custodian and Fund Accountant
                                Mellon Bank, N.A.

                                 Transfer Agent
                             Dreyfus Transfer, Inc.

                  Independent Registered Public Accounting Firm
                           PricewaterhouseCoopers LLP

                                  Legal Counsel
                    Wilmer Cutler Pickering Hale and Dorr LLP


Mellon Institutional Market Neutral Fund  16

Financial Highlights
--------------------------------------------------------------------------------


The financial highlights tables are intended to help shareholders understand the fund's financial performance for the past five years, or less if the fund has a shorter operating history. Certain information reflects financial results for a single fund share. Total returns represent the rate that a shareholder would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information was derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with the fund's financial statements, are included in the fund's annual reports (available upon request).


Institutional Market Neutral Fund

                                                                                           For the period
                                                                                         December 21, 2005
                                                                                          (commencement of
                                                                                           operations) to
                                                                                         September 30, 2006
                                                                                        -------------------
Net Asset Value, Beginning of Period                                                           $20.00
                                                                                               ------
From Operations:
 Net investment income*(a)                                                                       0.52
 Net realized and unrealized gains (loss) on investments                                        (0.02)
                                                                                               ------
Total from operations                                                                            0.50
                                                                                               ------
Net Asset Value, End of Period                                                                 $20.50
                                                                                               ======
Total Return(b)                                                                                  2.50%
Ratios/Supplemental data:
 Expenses (to average daily net assets) including dividends on securities sold short*            2.57%(c)
 Expenses (to average daily net assets) excluding dividends on securities sold short*            1.39%(c)
 Net Investment Income (to average daily net assets)*                                            3.30%(c)
 Portfolio Turnover                                                                               341%(d)
 Net Assets, End of Period (000's omitted)                                                     $2,583
---------
*    For the period indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses.
     If this voluntary action had not been taken, the investment income per and the ratios would have been:
     Net investment income (loss) per share(a)                                                 $(0.57)
     Ratios (to average daily net assets):
       Expenses including dividends on securities sold short                                     9.45%(c)
       Expenses excluding dividends on securities sold short                                     8.27%(c)
       Net investment income (loss)                                                             (3.58)%(c)

(a)  Calculated based on average shares outstanding.
(b) Total return would have been lower in the absence of expense waivers. Returns for periods of less than one year have not been annualized.
(c)  Computed on an annualized basis.
(d)  Not annualized.



                                    17  Mellon Institutional Market Neutral Fund

For More
Information
--------------------------------------------------------------------------------


Franklin Portfolio is an investment counseling firm that manages assets for institutional investors as well as mutual funds. Franklin Portfolio offers a broad array of investment services that includes management of 117 portfolios for 82 clients as of December 31, 2006.


For investors who want more information about Market Neutral Fund, the following documents are available free upon request.

Annual/Semiannual Reports

Additional information about the fund's investments is available in the fund's annual and semiannual reports to shareholders, as well as the fund's quarterly reports filed with the Securities and Exchange Commission. The fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the fund and is incorporated into this prospectus by reference.


Investors can get free copies of reports and the SAI, request other information and discuss their questions about the fund by contacting the fund at:

Mellon Institutional Funds
P.O. Box 8585
Boston, MA 02266-8585

Telephone: 800.221.4795


Email:
mifunds@mellon.com


Internet:
http://www.melloninstitutionalfunds.com

Investors can review the fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Call 202.942.8090 for hours of operation. Investors can get text-only copies.

o For a fee, by writing the Public Reference Room of the Commission, Washington, D.C. 20549-6009

o For a fee, by sending an email or electronic request to the Public Reference Room of the Commission at publicinfo@sec.gov

o    Free from the Commission's Internet website at http://www.sec.gov


                        [LOGO] Mellon
                               --------------------------
                               Mellon Institutional Funds

                               ONE BOSTON PLACE

                             BOSTON, MA 02108-4408

                                 800.221.4795

                       WWW.MELLONINSTITUTIONALFUNDS.COM

                                                          Investment Company Act
                                                          File Number (811-4813)



Mellon Institutional Market Neutral Fund  18

[Logo] Mellon
       --------------------------
       Mellon Institutional Funds

Prospectus

--------------------------------------------------------------------------------

February 1, 2007        Newton International Equity Fund

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents
--------------------------------------------------------------------------------


Risk/Return Summary ..............................     3
    Who may want to invest .......................     3
    Mutual fund risks ............................     3
    Newton International Equity Fund .............     4

The Fund's Investments and Related Risks .........     7
    Principal investments ........................     7
    Additional investment policies ...............     7

The Investment Adviser ...........................     9
    About Newton Capital Management Ltd. .........     9
    Fund managers ................................    10
    Advisory services and fees ...................    10

Investment and Account Information ...............    11
    How to purchase shares .......................    11
    How to exchange shares .......................    12
    How to redeem shares .........................    13
    Redemption fee ...............................    14
    Administrative service fee ...................    15
    Transaction and account policies .............    16
    Household delivery of fund documents .........    16
    Valuation of shares ..........................    16
    Dividends and distributions ..................    16

Fund Details .....................................    17
    Tools used to combat short-term trading and
    excessive exchange activity ..................    17
    Taxes ........................................    18
    The fund's service providers .................    18

Financial Highlights .............................    19

For More Information .............................    22



Newton International Equity Fund        2

Risk/Return Summary
--------------------------------------------------------------------------------

Newton Capital Management Ltd. ("Newton") is the fund's investment adviser. Newton is an active investment manager known for its distinct global investment approach, which it applies across all investments.


Newton and its affiliated companies, Newton Investment Management Limited, Newton International Investment Management Limited and Newton Fund Managers (CI) Limited, together "the Newton Group," manage more than $69 billion of assets for a broad range of clients in the U.S. and abroad as of December 31, 2006.



Who may want to invest


Newton International Equity Fund may be appropriate for investors:

o    Seeking to invest over the long term and willing to ride out market swings.

o Who do not need stable income and are willing to tolerate more risk than fixed income investments.

o Comfortable with the risks of the stock market and the risks of investing primarily in foreign stock and currency markets.

o    Seeking to allocate a portion of their assets to foreign stocks.

A description of the fund begins on the next page and includes more information about the fund's key investments and strategies, principal risk factors and expenses.


Mutual fund risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                        3       Newton International Equity Fund

Risk/Return Summary
--------------------------------------------------------------------------------

                ---------------------------------------------------------------
                       Newton International Equity Fund
                ---------------------------------------------------------------


 Investment objective   Long-term growth of capital.
                        ------------------------------------------------------------------------------------------------------------

  Key investments and   The fund invests, under normal circumstances, at least 80% of its net assets (including for this purpose,
           strategies   borrowings for investment purposes) in common stocks or securities convertible into common stocks (such as convertible preferred stocks, warrants and convertible bonds) of foreign companies and depositary receipts evidencing ownership in such securities. At least 75% of the fund's net assets will be invested in countries represented in the Morgan Stanley Capital International Europe, Australasia and the Far East (MSCI EAFE)
                        Index.
                        ------------------------------------------------------------------------------------------------------------

      How investments   Newton is an active investment manager that selects stocks within a global framework. The core of the firm's
         are selected   investment philosophy is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. Newton believes that a global comparison of companies is the most effective method of stock analysis, and their global analysts research investment opportunities by global sector rather than by region.

                        Idea generation

                        The process of identifying investment ideas begins by identifying a core list of investment themes. These themes are based primarily on observable economic, industrial, or social trends, typically though not exclusively global, that Newton believes will positively affect certain sectors or industries and cause stocks within these to outperform others. Such themes may include:

                        o    key trends in economic variables, such as a country's gross domestic product, inflation and interest rates;

                        o    demographic or social trends and their effects on companies, countries, markets and industries;

                        o    investment themes, such as the expected impact of technology and globalization on industries and brands;

                        o    governmental policy;

                        o    relative valuations of equities, bonds and cash investments; and

                        o    long-term trends in currency movements.

                        Newton then identifies specific companies, through fundamental global sector and stock research, using investment themes to help focus the search on areas where the thematic and strategic research indicates superior returns are likely to be achieved.

                        Research-led

                        Newton conducts fundamental analysis of investment opportunities on a global basis and uses cross comparisons of companies all over the world to identify securities Newton believes will outperform globally.
                        In conducting its fundamental analysis, Newton's analysts search for attractively priced companies with good products and strong management that they perceive to possess a sustainable competitive advantage. Newton conducts an initial screening of the universe of stocks by reviewing, among other factors, a company's price-to-earnings ratios, positive earnings momentum, earnings per share growth expectations, and earnings stability. Newton also utilizes a variety of valuation techniques, which include earnings, asset value, cash flow and cost of capital measurements, in conducting its fundamental analysis.

                        Newton will generally sell a company's stock when it believes the themes or strategies leading to its purchase change or have run their course or when Newton believes the company's prospects have changed adversely or the stock is fully valued by the market.

                        Team-based

                        Newton's culture encourages all investment professionals to contribute to the data as they observe trends they believe will have an influence on global markets. The close interaction among Newton's global sector analysts, regional specialists and global portfolio managers is designed to capture their best ideas and to reflect them effectively and consistently across all clients' portfolios.
                        ------------------------------------------------------------------------------------------------------------

   Principal risks of   Investors could lose money on their investments in the fund or the fund could perform less well than other
investing in the fund   possible investments if any of the following occurs:

                        o    Foreign stock markets fall in value.

                        o    An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

                        o    The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or hedging strategy proves to be incorrect.



Newton International Equity Fund        4

--------------------------------------------------------------------------------


Foreign investment risks   Prices of foreign securities may go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

   Emerging market risks   The risks associated with foreign investments are increased for investments in emerging market issuers.
                           The fund may invest up to 20% of its total assets in issuers located in emerging markets. Emerging markets include issuers in Asia (including Russia), Eastern Europe, Latin and South America, the
                           Mediterranean and Africa. Newton considers an emerging market to be any market that is: generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Financial Corporation; or classified by the United Nations as developing; or included in the International Financial Corporations Free Index or the Morgan Stanley
                           Capital International Emerging Markets Free Index. Emerging markets tend to be more volatile than the markets of more developed foreign countries, have less mature and diverse economies and have less stable political systems than those of developed foreign countries. The securities of emerging market issuers may experience rapid and significant price changes, including price drops.

   Country, industry and   The fund may be overweighted or underweighted, relative to its index, in companies in certain countries,
     market sector risks   industries or market sectors, which may cause the fund's performance to be more or less sensitive to positive or negative developments affecting these countries, industries or sectors. In addition, the fund may, from time to time, invest a significant portion (more than 25%) of its total assets in securities of companies located in particular countries, such as the United Kingdom and Japan, depending on such country's representation within the fund's benchmark index.

     Growth and/or value   The fund may invest in both growth and value stocks. The market may favor "growth" stocks at times over
          investing risk   "value" stocks, or the inverse, and the fund's portfolio may underperform when either style is strongly in favor in the market.



                                        5       Newton International Equity Fund

Risk/Return Summary
--------------------------------------------------------------------------------


  Total return      The bar chart and total return table indicate the risks of investing in the fund. The bar chart shows changes in
   performance      the performance of the fund from year to year over the life of the fund. The total return table shows how the fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of common stock prices. The fund's past performance does not necessarily indicate how the fund will perform in the future.

                    International Equity Fund


[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

Calendar Year Ended December 31

               Percent
2006            20.62


Quarterly returns:
International Equity Fund
Highest: 11.53% in 1st quarter 2006
Lowest: (3.62)% in 2nd quarter 2006


--------------------------------------------------------------------------------

Average annual total returns
for selected periods ended December 31, 2006
--------------------------------------------------------------------------------



                                                                     Life of      Inception
                                                     1 Year           Fund          Date
 International Equity Fund                                                        12/21/05
 Return Before Taxes                                 20.62%           19.62%
 Return After Taxes on Distributions*                20.16%           19.17%
 Return After Taxes on Distributions and
 Sale of Fund Shares*                                13.71%           16.51%
 MSCI EAFE Index** (reflects no deduction for
 fees, expenses, or taxes)                           26.34%           26.34%



*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The Morgan Stanley Capital International Europe, Australia, Far East ("MSCI EAFE") Index is an unmanaged, market value weighted index of more than 1,000 securities issued by foreign countries.

Expense example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:
o    You invest $10,000 in the fund for the time periods indicated;
o    You redeem at the end of each period;
o    Your investment has a 5% return each year; and
o The fund's operating expenses have not been capped and remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:



                                After      After       After       After
                               1 Year     3 Years     5 Years     10 Years
International Equity Fund       $156        $483        $834      $1,824



Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.



                                                   International
Based on fiscal period ended 9/30/06                Equity Fund
Shareholder fees                                        None
(fees paid directly from your investment)
Redemption fee(1)                                      2.00%
(as a percentage of total redemption proceeds)
Annual fund operating expenses(2)
(expenses that are deducted from fund assets)
     Management fees                                   0.80%
     Distribution (12b-1) fees                          None
     Other expenses                                    0.73%
     Total annual fund operating expenses              1.53%



--------------------------------------------------------------------------------
(1)A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 30 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.
(2)Because the adviser has agreed to cap the fund's operating expenses, the fund's actual expenses (after taking into account the current expense limitations) were:



    Management fees                              0.42%
    Other Expenses                               0.73%
    Total annual fund operating expenses         1.15%



This cap may be changed at any time.



Newton International Equity Fund        6

The Fund's Investments and Related Risks
--------------------------------------------------------------------------------

Additional information about the fund's principal investments

Equity investments. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities (which may include preferred securities), depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts and equity participations.

Foreign securities. The fund invests primarily in securities of companies located in foreign countries. The fund intends to invest in a broad range of countries. However, the fund is not required to invest in every country represented in or to match the country weightings of its index. The fund may invest up to 25% of its total assets in companies located in countries (other than the United States) not represented in the MSCI EAFE Index.

The risks of investing in foreign securities, including emerging market securities, are described under "Principal risks of investing in the fund" beginning on page 4.

Additional investment policies

Defensive investing. The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable for a time to achieve its investment objective.

Derivative contracts. The fund, at times, may use derivative contracts for any of the following purposes:

o To hedge against adverse changes in the market value of securities held by or to be bought for the fund caused by changing interest rates or currency exchange rates.

o    As a substitute for purchasing or selling securities.

o    To enhance the fund's potential gain in non-hedging situations.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate or currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings.

Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. OTC derivatives can also make a fund's portfolio less liquid and harder to value, especially in volatile markets.

Fixed income securities. The fund may invest up to 20% of its net assets in fixed income securities. The fund's fixed income securities may be of any maturity or duration. The fund's fixed income securities may have all types of interest rate payment and reset terms. These securities may be issued by the U.S. government or any of its agencies, foreign governments or their subdivisions and U.S. and foreign companies. Although the fund may invest in fixed income securities of any credit quality, the fund will not invest more than 5% of its net assets in below investment grade securities at the time of investment.

Initial public offerings. The fund may purchase securities of companies in initial public offerings ("IPOs"). The prices of securities recently purchased in IPOs can be very volatile. Depending on the extent to which the fund invests in IPOs, fluctuations in the prices of such securities may negatively affect the fund's performance.

Securities lending. The fund may seek to increase its income by lending portfolio securities to financial institutions, such as certain broker-dealers. In order to secure their obligations to return securities loaned by the fund, borrowers will deposit collateral in an amount maintained on a current basis at least equal to the market value of the securities loaned. The value of the securities loaned by the fund will not exceed 331/3% of the value of the fund's total assets. The fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the fund.


                                        7       Newton International Equity Fund

The Fund's Investments and Related Risks
--------------------------------------------------------------------------------

Impact of high portfolio turnover. The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Portfolio holdings. A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's statement of additional information and on the fund's website at www.melloninstitutionalfunds.com.

Investment objective. The fund's investment objective may be changed by the fund's trustees without shareholder approval. The fund's key investment strategy of investing at least 80% of net assets in a particular type of security may not be changed unless the fund provides 60 days advance notice to its shareholders.


Newton International Equity Fund        8

The Investment Adviser
--------------------------------------------------------------------------------

About Newton


The Newton Group offers a broad array of investment services that include management of mutual funds, institutional separate accounts and collective funds.



Newton, a member of the Newton Group, was established in 1992 and serves as the fund's investment adviser. The Newton Group manages money for a wide range of clients including small and large institutional investors as well as charities, private clients and mutual fund clients. As of December 31, 2006, the Newton Group managed approximately $69 billion in assets.


Newton is an indirect wholly-owned subsidiary of Mellon Financial Corporation.

Through its unique asset management model, Mellon gives Newton investment autonomy and enables it to focus entirely on providing investment management services to its clients.


Mellon is a global financial services company with approximately $5.5 trillion of assets under management, administration or custody, including approximately $995 billion under management as of December 31, 2006. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions.

--------------------------------------------------------------------------------

On December 4, 2006, Mellon and The Bank of New York Company, Inc. ("BNY") announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Newton, currently a wholly-owned, indirect subsidiary of Mellon, would become a wholly-owned, indirect subsidiary of The Bank of New York Mellon Corporation.

The transaction is subject to certain regulatory approvals and the approval of BNY's and Mellon's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon and BNY expect the transaction to be completed in the third quarter of 2007.

                               Investment Adviser

                        Newton Capital Management Limited
                           The Mellon Financial Centre
                            160 Queen Victoria Street
                            London, EC4V 4LA, England



                                        9       Newton International Equity Fund

The Investment Adviser
--------------------------------------------------------------------------------

Fund managers

 Fund managers   Positions during past five years
 Paul Butler     Mr. Butler has been the fund's lead portfolio manager since its inception in December 2005. Paul is the leader for the investment management of global equities and is a member of the equity strategy group, global investment group and investment committee at Newton. Paul joined Newton in 1987 as an equity analyst and has been responsible for managing global equity accounts at Newton since 1993.
------------------------------------------------------------------------------------------------------------------------------------
 Paul Markham    Mr. Markham has been a portfolio manager of the fund since its inception in December 2005. Paul is an investment manager for global equities and is a member of the global equity model group. Mr. Markham joined Newton in 1998 as an International Business Development executive and moved into the global equity team in 2001.
------------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information includes additional information about these portfolio managers, including information about their compensation, accounts they manage other than the fund and their ownership, if any, in the shares of the fund.

Advisory services and fees


Newton provides the fund with portfolio management and investment research services. The adviser places orders to buy and sell the fund's portfolio securities and manages the fund's business affairs. For the fiscal year ended September 30, 2006, the fund paid an advisory fee to Newton for these services. Newton has agreed to limit the fund's total annual operating expenses (excluding brokerage commissions, taxes, acquired fund fees and expenses and extraordinary expenses) and some of the fund's advisory fee payments were less than the fund's contractual advisory fee. These arrangements are temporary and may be terminated or changed at any time.



                                 Annual Advisory Fee Rate
                    (as a percentage of the fund's average net assets)
     Actual advisory fee paid*   Contractual advisory fee   Current expense limitation**
              0.42%                       0.80%                        1.15%



*For fiscal year ended September 30, 2006.
**Current expense limitations, also shown as a percentage of the fund's average net assets, represent a voluntary cap on the fund's total expenses. If the actual advisory fee rate is less than the contractual advisory fee rate, the cap was triggered and advisory fees were waived by Newton.

A discussion regarding the factors considered by the Mellon Institutional Funds Investment Trust's Board of Trustees in approving the advisory agreement for the fund is available in the fund's semi-annual report for the period ended March 31, 2007.



                                       10
Newton International Equity Fund

Investment and Account Information
--------------------------------------------------------------------------------


      How to purchase    Minimum initial investment: $100,000
               shares
                         Minimum subsequent investment: $5,000

                         Minimum investments may be waived by the distributor for investors in omnibus accounts and clients and employees of Newton, investment advisers to other
                         Mellon Institutional Funds, their investment advisory affiliates and their immediate family members.

                         All orders to purchase shares received in good form by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All orders must be in good form and accompanied by payment. The fund reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders.

             By Check    -------------------------------------------------------

   Opening an account    o    Send a check to the distributor payable to Mellon
                              Institutional Funds with the completed original
                              account application.

 Adding to an account    o    Send a check to the distributor payable to Mellon
                              Institutional Funds and a letter of instruction
                              with the account name and number and effective
                              date of the request.

                         o Payment must be made in U.S. dollars and drawn on a U.S. bank. The fund does not accept third-party checks, travelers' checks, credit card checks or money orders.

              By wire    -------------------------------------------------------

   Opening an account    o    Send the completed original account application to
                              the distributor.

                         o    Call the distributor to obtain an account number.

                         o Instruct your bank to wire the purchase amount to Mellon Bank, N.A. (see below).

 Adding to an account    o    Call the distributor. Instruct your bank to wire
                              the amount of the additional investment to Mellon
                              Bank, N.A. (see below).

               By fax    -------------------------------------------------------

   Opening an account    o    Fax the completed account application to
                              781-796-2864.

                         o Mail the original account application to the distributor.

                         o Follow the instructions for opening an account by wire.

 Adding to an account    o    Fax a letter of instruction to 781-796-2864 with
                              the account name and number and effective date of
                              the request.

                         o    Call the distributor. Instruct your bank to wire
                              the amount of the additional investment to Mellon
                              Bank, N.A.
                         -------------------------------------------------------



                                       11       Newton International Equity Fund

Investment and Account Information
--------------------------------------------------------------------------------


  Through a financial    o    Contact your financial intermediary. You may
         intermediary         purchase fund shares through an intermediary, such
    Opening or adding         as a broker-dealer, bank or other financial
        to an account         institution, or an organization that provides
                              recordkeeping and consulting services to 401(k)
                              plans or other employee benefit plans. These
                              intermediaries may charge you a fee for this
                              service and may require different minimum initial
                              and subsequent investments than the funds. They
                              may also impose other charges or restrictions in
                              addition to those applicable to shareholders who
                              invest in the funds directly. Mellon Funds
                              Distributor, L.P., the distributor of the funds,
                              has contracted with certain intermediaries to
                              authorize them and designated plan administrators
                              to accept and forward purchase orders to the funds
                              on your behalf. Your purchase order must be
                              received in good order by these intermediaries
                              before the close of regular trading on the New
                              York Stock Exchange ("NYSE") to receive that day's
                              share price. The funds pay administrative service
                              fees to certain financial intermediaries that
                              provide record keeping and/or other administrative
                              support services. The adviser or its affiliates
                              may pay additional compensation from their own
                              resources to certain intermediaries for
                              administrative services, as well as in
                              consideration of marketing or other distribution-
                              related services. Mellon Institutional Funds is
                              not responsible for the failure of any
                              intermediary to carry out its obligations to its
                              customers.
                         -------------------------------------------------------

                         The distributor's address is:      Wire instructions:

                         Mellon Funds Distributor, L.P.     Mellon Bank, N.A.
                         P.O. Box 8585                      Boston, MA
                         Boston, Massachusetts 02266-8585   ABA#: 011001234
                         Tel: 800-221-4795                  Account #: 56-5849
                         Fax: 781-796-2864                  Fund name:
                         Email: mifunds@mellon.com          Investor account #:

                         -------------------------------------------------------

      How to exchange    You may exchange shares of the fund for shares of any
               shares    other fund in the Mellon Institutional Funds family of
                         funds, if the registration of both accounts is
                         identical. Shares exchanged within 30 days of purchase
                         (7 days for the Intermediate Tax Exempt Bond and Yield
                         Plus Funds) may be subject to a redemption fee. See
                         "Investment and Account Information -- Redemption Fee"
                         for more information. A fund may refuse any exchange
                         order and may modify or terminate its exchange
                         privilege affecting all shareholders on 60 days'
                         notice. Because excessive account transactions can
                         disrupt the management of a fund and increase fund
                         costs for all shareholders, Newton may temporarily or
                         permanently terminate the exchange privilege of any
                         investor who makes more than four exchanges out of the
                         same fund during any consecutive 12-month period.
                         Multiple exchanges out of the same fund that occur in
                         the same day will be considered one exchange. Accounts
                         under common ownership or control will be counted
                         together for purposes of the four exchange limit.

                         Exchange requests will not be honored until the
                         distributor receives payment for the exchanged shares
                         (up to 3 business days). An exchange involves a taxable
                         redemption of shares surrendered in the exchange.
                         -------------------------------------------------------

              By mail    o    Send a letter of instruction to the distributor
                              signed by each registered account owner.

                         o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

                         o    Provide both account numbers.

                         o    Signature guarantees may be required (see below).
                         -------------------------------------------------------

         By telephone    o    If the account has telephone privileges, call the
                              distributor.

                         o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

                         o    Provide both account numbers.

                         o    The distributor may ask for identification and all
                              telephone transactions may be recorded.
                         -------------------------------------------------------



Newton International Equity Fund       12

--------------------------------------------------------------------------------


  Through a financial    o    Contact your financial intermediary. You may
         intermediary         exchange fund shares through an intermediary, such
                              as a broker-dealer, bank or other financial
                              institution, or an organization that provides
                              recordkeeping and consulting services to 401(k)
                              plans or other employee benefit plans. These
                              intermediaries may charge you a fee for this
                              service and may have different requirements than
                              the funds. They may also impose other charges or
                              restrictions in addition to those applicable to
                              shareholders who invest in the funds directly.
                              Mellon Funds Distributor, L.P., the distributor of
                              the funds, has contracted with certain
                              intermediaries to authorize them and designated
                              plan administrators to accept and forward exchange
                              orders to the funds on your behalf. Your exchange
                              order must be received in good order by these
                              intermediaries before the close of regular trading
                              on the NYSE to receive that day's share price. The
                              funds pay administrative service fees to certain
                              financial intermediaries that provide record
                              keeping and/or other administrative support
                              services. The adviser or its affiliates may pay
                              additional compensation from their own resources
                              to certain intermediaries for administrative
                              services, as well as in consideration of marketing
                              or other distribution-related services. Mellon
                              Institutional Funds is not responsible for the
                              failure of any intermediary to carry out its
                              obligations to its customers.
                         -------------------------------------------------------

 How to redeem shares    All orders to redeem shares received by the distributor
                         or its agent before the close of regular trading on the
                         New York Stock Exchange will be executed at that day's
                         share price. Orders received after that time will be
                         executed at the next business day's price. All
                         redemption orders must be in good form. The fund has
                         the right to suspend redemptions of shares and to
                         postpone payment of proceeds for up to seven days, as
                         permitted by law. Shares redeemed within 30 days of
                         purchase (7 days for the Intermediate Tax Exempt Bond
                         and Yield Plus Funds) may be subject to a redemption
                         fee. See "Investment and Account Information --
                         Redemption Fee" for more information.
                         -------------------------------------------------------

              By mail    o    Send a letter of instruction to the distributor
                              signed by each registered account owner.

                         o State the name of the fund and number of shares or dollar amount to be sold.

                         o    Provide the account number.

                         o    Signature guarantees may be required (see below).
                         -------------------------------------------------------

         By telephone    o    If the account has telephone privileges, call the
                              distributor.
    For check or wire
                         o    Proceeds will be mailed by check payable to the
                              shareholder of record to the address, or wired to
                              the bank as directed, on the account application.

                         o    The distributor may ask for identification and all
                              telephone transactions may be recorded.
                         -------------------------------------------------------

               By fax    o    Fax the request to the distributor at
                              781-796-2864.

                         o Include your name, the name of the fund and the number of shares or dollar amount to be sold.

                         o    Proceeds will be mailed by check payable to the
                              shareholder of record to the address, or wired to
                              the bank as directed, on the account application.
                         -------------------------------------------------------

  Through a financial    o    Contact your financial intermediary. You may
         intermediary         redeem fund shares through an intermediary, such
                              as a broker-dealer, bank or other financial
                              institution, or an organization that provides
                              recordkeeping and consulting services to 401(k)
                              plans or other employee benefit plans. These
                              intermediaries may charge you a fee for this
                              service. They may also impose other charges or
                              restrictions in addition to those applicable to
                              shareholders who invest in the funds directly.
                              Mellon Funds Distributor, L.P., the distributor of
                              the funds, has contracted with certain
                              intermediaries to authorize them and designated
                              plan administrators to accept and forward
                              redemption orders to the funds on your behalf.
                              Your redemption request must be received in good
                              order by these intermediaries before the close of
                              regular trading on the NYSE to receive that day's
                              share price. The funds pay administrative service
                              fees to certain financial intermediaries that
                              provide record keeping and/or other administrative
                              support services. The adviser or its affiliates
                              may pay additional compensation from their own
                              resources to certain intermediaries for
                              administrative services, as well as in
                              consideration of marketing or other distribution-
                              related services. Mellon Institutional Funds is
                              not responsible for the failure of any
                              intermediary to carry out its obligations to its
                              customers.



                                       13       Newton International Equity Fund

Investment and Account Information
--------------------------------------------------------------------------------


            Good form    Good form means that you have provided the following
                         information with your request: name of fund; account
                         number (if an existing account); dollar amount or
                         number of shares to be purchased (or exchanged or
                         redeemed); and the signature of each owner exactly as
                         the account is registered in the case of a redemption
                         request. Good form also means that there are no
                         outstanding claims against your account or transaction
                         limitations on your account. Also, a signature
                         guarantee may be required with certain requests.
                         -------------------------------------------------------

       Redemption fee    Short-term trading and excessive exchange activity in
                         certain types of funds may interfere with portfolio
                         management and have an adverse effect on the fund and
                         its shareholders. Each fund in the Mellon Institutional
                         Funds family of funds imposes a redemption fee of 2.00%
                         of the total redemption amount (calculated at net asset
                         value) if you sell or exchange your shares after
                         holding them for less than 30 days (7 days for the
                         Intermediate Tax Exempt Bond and Yield Plus Funds). The
                         redemption fee is paid directly to the fund, and is
                         designed to offset brokerage commissions, market
                         impact, and other costs associated with short-term
                         trading. For purposes of determining whether the
                         redemption fee applies, the shares that were held the
                         longest will be redeemed first.

                         The redemption fee does not apply to shares that were acquired through reinvestment of dividends or capital gains distributions, or to redemptions or exchanges by the following categories of transactions:

           Exemptions    Certain Retirement Account Activity:

                         o Shares redeemed as a result of a retirement plan sponsor decision (e.g. retirement plan-wide re-allocations or termination).

                         o Retirement account redemptions as a result of minimum required distributions and returns of excess contributions.

                         o Shares redeemed as part of a retirement plan participant-directed distribution including, but not limited to: death distributions, loan withdrawals and Qualified Domestic Relations
                              Orders ("QDROs").

                         Non-shareholder Directed Activity:

                         o    Shares redeemed through an automatic,
                              nondiscretionary rebalancing or asset re-allocation program, or via a systematic withdrawal plan.

                         Other Activity:

                         o    Redemptions of $2,500 or less.

                         o Rollovers, transfers and changes of account registration within a fund (provided the monies do not leave the fund), and redemptions in kind.

                         o Transactions that are not motivated by short-term trading considerations, which have received prior approval by the Mellon Institutional Fund's Chief
                              Compliance Officer.

                         The funds may assess redemption fees in any of these types of transactions if, in the opinion of the fund, the transaction is intended to circumvent the redemption fee policy. In addition, the funds may modify their redemption policies at any time without giving advance notice to shareholders.

                         While the funds seek to apply its redemption fee policy
                         to all accounts, a fund may not be able to apply the
                         policy to accounts which are maintained by some
                         financial intermediaries ("Omnibus Accounts") because
                         of the difficulty in identifying the individual
                         investor transactions or the difficulty in identifying
                         the investor responsible for a particular transaction
                         even if the transaction itself is identified. To the
                         extent a fund is able to identify excessive short-term
                         trading in Omnibus Accounts, the fund will seek the
                         cooperation of the intermediary to enforce the Mellon
                         Institutional Funds' redemption fee policy. In
                         addition, some financial intermediaries have agreed to
                         monitor short-term trading and excessive exchange
                         activity on transactions in their customer accounts in
                         accordance with the intermediary's own policy, which
                         may differ from the funds' policy in terms of the
                         amount or existence of a redemption fee, the holding
                         period and the types of transactions which could
                         trigger the fee. The funds may allow the intermediary
                         to apply its own policy to its customer's accounts in
                         place of funds' redemption fee policy if the funds
                         determine the intermediary's policy is reasonably
                         designed and sufficiently similar to the funds' policy.
                         Investors who own fund shares indirectly should contact
                         their financial intermediary to determine what
                         restrictions apply to their shares.
                         -------------------------------------------------------



Newton International Equity Fund       14

--------------------------------------------------------------------------------


       Administrative    The fund pays administrative service fees. These fees
          service fee    are paid to affiliated or unaffiliated retirement
                         plans, Omnibus Accounts and platform administrators and
                         other entities ("Plan Administrators") that provide
                         record keeping and/or other administrative support
                         services to accounts, retirement plans and their
                         participants. As compensation for such services, the
                         fund may pay each Plan Administrator a service fee in
                         an amount of up to 0.15% (on an annualized basis) of
                         the fund's average daily net assets attributable to
                         fund shares that are held in accounts serviced by such
                         Plan Administrator.
                         -------------------------------------------------------

           Additional    The adviser or its affiliates may pay additional
         compensation    compensation from their own resources to Plan
                         Administrators and other entities for administrative
                         services, as well as in consideration of marketing or
                         other distribution-related services relating to the
                         Mellon Institutional Funds. These payments may provide
                         an incentive for these entities to actively promote the
                         fund or cooperate with the distributor's promotional
                         efforts.



                                       15       Newton International Equity Fund

Investment and Account Information
--------------------------------------------------------------------------------

Transaction and account policies

Accounts with low balances. If an account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may ask the investor to increase the size of the account to $50,000 within 30 days. If the investor does not increase the account to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the investor.

In-kind purchases and redemptions. Securities you own may be used to purchase shares of the fund. The adviser will determine if the securities are consistent with the fund's objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. A fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. The redeeming shareholder will pay transaction costs to dispose of these securities and such transactions generally are treated as taxable sales of the securities you exchange for federal tax purposes.

Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.

The distributor will accept signature guarantees from:

o    members of the STAMP program or the Exchange's Medallion Signature Program

o    a broker or securities dealer

o    a federal savings, cooperative or other type of bank

o    a savings and loan or other thrift institution

o    a credit union

o    a securities exchange or clearing agency

A notary public cannot provide a signature guarantee.

Household delivery of fund documents

With your consent, a single prospectus and shareholder report may be sent to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by contacting Mellon Institutional Funds, either orally or in writing at the telephone number or address for the fund listed on the back cover of this prospectus. Mellon Institutional Funds will begin mailing prospectuses and shareholder reports to you within 30 days after receiving your revocation.

Valuation of shares


The fund offers its shares at the NAV per share of the fund next calculated after an order is placed and received in good order by the fund's distributor or its agent. See, "How to purchase shares" on page 11. The fund calculates its NAV once daily as of the close of regular trading on the New York Stock Exchange
(NYSE) -- generally at 4:00 p.m., New York time -- on each day the NYSE is open. The fund's NAV will not be calculated on the days on which the NYSE is closed for trading, such as on national holidays. If the NYSE closes early, the fund accelerates calculation of NAV and transaction deadlines to that time.


The fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. Certain short-term securities are valued on the basis of amortized cost. Because foreign markets may be open at different times than the NYSE, the value of shares of a fund which invests in foreign securities may change on days when shareholders are not able to buy or sell them. Many securities markets outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in those markets may not fully reflect the events that occur after their close but before the close of the NYSE. If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the market on which the security is principally traded (such as for foreign securities), a fund may value its assets by a method the trustees believe accurately reflects their fair value. The trustees have adopted fair value pricing procedures for determining the fair value of particular securities. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or official closing prices.

Dividends and distributions


The fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The fund declares and distributes dividends from net investment income semi-annually and distributes net capital gains, if any, annually. All dividends and capital gains are reinvested in shares of the fund that paid them unless the shareholder elects to receive them in cash. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.



Newton International Equity Fund       16

Fund Details
--------------------------------------------------------------------------------

Tools used to combat short-term trading and excessive exchange activity

While the Mellon Institutional Funds family of funds provides its shareholders with daily liquidity, its investment programs are designed to serve long-term investors. The funds discourage short-term trading and excessive exchange activity in fund shares, as these activities may hurt the long-term performance of certain funds by requiring them to incur transactions costs, maintain an excessive amount of cash or liquidate portfolio holdings at a disadvantageous time. The funds do not have arrangements to accommodate investors who wish to engage in these activities. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the funds' shares to be excessive if:

o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Board of Trustees of the Mellon Institutional Funds has adopted policies and procedures designed to discourage short-term trading and excessive exchange activity in the Funds. These include policies and procedures relating to:

o    trade activity monitoring;
o    exchange guidelines;
o    redemption fee on certain trades in the funds; and
o    use of fair value pricing.

Each of these tools used by the funds to combat short-term trading and excessive exchange activity is described in more detail below.

Trade activity monitoring

The Mellon Institutional Funds monitor selected trades in an effort to detect short-term trading and excessive exchange activity in the funds. If, as a result of this monitoring, the Mellon Institutional Funds determine that a shareholder has engaged in short-term trading or excessive exchange activities, we will ask the shareholder to stop such activities and refuse to process further purchases or exchanges in the shareholder's accounts. In making such judgments, the Mellon Institutional Funds seek to act in a manner that we believe is consistent with the best interests of shareholders.

Exchange guidelines

As discussed further under "Investment and Account Information -- How to exchange shares," you may make up to four exchanges out of the same fund in any twelve-month period. If you effect four exchanges out of the same fund during any consecutive twelve-month period, the Mellon Institutional Funds will reject any additional purchase or exchange orders with respect to that fund until such time as you are again entitled to effect an exchange under this policy. Multiple exchanges out of the same fund that occur in the same day will be considered a single exchange. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. See "Investment and Account Information -- How to exchange shares" for more information.

Redemption fee


Pursuant to a policy adopted by the Board of Trustees, you will be charged a 2% redemption fee if you redeem, including by exchange, shares of a fund within 30 days of purchase (7 days for the Intermediate Tax Exempt Bond and Yield Plus Funds). See "Investment and Account Information -- Redemption Fee" for more information.


Fair value pricing

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time a fund's net asset values are calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, a fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. See "Investment and Account Information -- Valuation of Shares" for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of short-term trading and excessive exchange activities.

Limitations on the effectiveness of these tools

Although these tools are designed to discourage short-term trading and excessive exchange activity, you should understand that none of these tools alone nor all of them taken together, can eliminate the possibility that such activity in the funds will occur. For example, the ability of a fund to monitor trades or exchanges by, and or to assess a redemption fee on, the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. For this reason, these tools cannot eliminate the possibility of short-term trading and excessive exchange activities. Moreover, certain of these tools involve judgments that are inherently subjective. The Mellon Institutional Funds seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests.


                                       17       Newton International Equity Fund

Fund Details
--------------------------------------------------------------------------------

Taxes


  Transactions                               U.S. Federal Income Tax Status
  Sales or exchanges of shares.              Usually capital gain or loss. Tax rate depends on how long shares are held.

  Distributions of long-term capital gain    Taxable as long-term capital gain.

  Distributions of short-term capital gain   Taxable as ordinary income.

  Dividends from net investment income       Taxable as either ordinary income or qualified dividend income taxable to individual shareholders at a maximum 15% U.S. federal income tax rate if so designated by the fund and certain other conditions are met by the fund and the shareholder, including holding period requirements.


Every January, the fund provides information to its shareholders about the fund's dividends and distributions, which are taxable even if reinvested, and about the shareholders' redemptions during the previous calendar year. Any shareholder who does not provide the fund with a correct taxpayer identification number and required certification may be subject to federal backup withholding tax.

Shareholders should generally avoid investing in the fund shortly before an expected taxable dividend or capital gain distribution. Otherwise, a shareholder may pay taxes on dividends or distributions that are economically equivalent to a partial return of the shareholder's investment.

Shareholders should consult their tax advisers about their own particular tax situations.


--------------------------------------------------------------------------------

                         The fund's service providers

                              Principal Underwriter
                         Mellon Funds Distributor, L.P.

                          Custodian and Fund Accountant
                                Mellon Bank, N.A.

                                 Transfer Agent
                             Dreyfus Transfer, Inc.

                  Independent Registered Public Accounting Firm
                           PricewaterhouseCoopers LLP

                                  Legal Counsel
                    Wilmer Cutler Pickering Hale and Dorr LLP


Newton International Equity Fund       18

Financial Highlights
--------------------------------------------------------------------------------


The financial highlights tables are intended to help shareholders understand the fund's financial performance for the past five years, or less if the fund has a shorter operating history. Certain information reflects financial results for a single fund share. Total returns represent the rate that a shareholder would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information was derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with the fund's financial statements, are included in the fund's annual reports (available upon request).

Newton International Equity Fund



                                                              For the period
                                                            December 21, 2005
                                                             (commencement of
                                                              operations) to
                                                            September 30, 2006
                                                            ------------------
Net Asset Value, Beginning of Period                             $20.00
                                                                 ------
From Operations:
  Net investment income*(a)                                        0.27
  Net realized and unrealized gains (loss) on investments          1.54
                                                                 ------
Total from operations                                              1.81
                                                                 ------
Less Distributions to Shareholders:
  From net investment income                                       (0.30)
                                                                 -------
Total distributions to shareholders                                (0.30)
                                                                 -------
Net Asset Value, End of Period                                   $21.51
                                                                 =======
Total Return(b)                                                     9.15%
Ratios/Supplemental data:
  Expenses (to average daily net assets)*                           1.15%(c)
  Net Investment Income (to average daily net assets)*              1.63%(c)
  Portfolio Turnover                                                  84%(d)
  Net Assets, End of Period (000's omitted)                      $33,354

-----
* For the period indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:
  Net investment income per share(a)                             $   0.21
  Ratios (to average daily net assets):
    Expenses                                                        1.53%(c)
    Net investment income                                           1.25%(c)



(a)  Calculated based on average shares outstanding.
(b) Total return would have been lower in the absence of expense waivers. Returns for periods of less than one year have not been annualized.
(c)  Computed on an annualized basis.
(d)  Not annualized.



                                       19       Newton International Equity Fund

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

For More
Information
--------------------------------------------------------------------------------

For investors who want more information about Newton International Equity Fund, the following documents are available free upon request.

Annual/Semiannual Reports

Additional information about the fund's investments is available in the fund's annual and semiannual reports to shareholders, as well as the fund's quarterly reports filed with the Securities and Exchange Commission. The fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the fund and is incorporated into this prospectus by reference.

Investors can get free copies of reports and the SAI, request other information and discuss their questions about the fund by contacting the fund at:

Mellon Institutional Funds
P.O. Box 8585
Boston, MA 02266-8585


Telephone: 800.221.4795


Email:
mifunds@mellon.com

Internet:
http:// www.melloninstitutionalfunds.com

Investors can review the fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Call 202.942.8090 for hours of operation. Investors can get text-only copies.

o For a fee, by writing the Public Reference Room of the Commission, Washington, D.C. 20549-6009

o For a fee, by sending an email or electronic request to the Public Reference Room of the Commission at publicinfo@sec.gov

o    Free from the Commission's Internet website at http://www.sec.gov


                    [Logo] Mellon
                           --------------------------
                           Mellon Institutional Funds

                                ONE BOSTON PLACE

                              BOSTON, MA 02108-4408

                                  800.221.4795

                        WWW.MELLONINSTITUTIONALFUNDS.COM


                                                          Investment Company Act
                                                          File Number (811-4813)



Newton International Equity Fund       22

[logo]  Mellon
        --------------------------
        Mellon Institutional Funds

Prospectus
--------------------------------------------------------------------------------

February 1, 2007        Standish Mellon Intermediate Tax Exempt Bond Fund


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents
--------------------------------------------------------------------------------


Risk/Return Summary .......................................     3
    Tax-sensitive investing ...............................     3
    Who may want to invest ................................     3
    Mutual fund risks .....................................     3
    Intermediate Tax Exempt Bond Fund .....................     4

The Fund's Investments and Related Risks ..................     6
    Principal investments .................................     6
    Additional investment policies ........................     6

The Investment Adviser ....................................     8
    About Standish Mellon Asset Management Company LLC.....     8
    Fund managers .........................................     9
    Advisory services and fees ............................     9

Investment and Account Information ........................    10
    How to purchase shares ................................    10
    How to exchange shares ................................    11
    How to redeem shares ..................................    11
    Redemption fee ........................................    13
    Administrative service fee ............................    13
    Transaction and account policies ......................    13
    Household delivery of fund documents ..................    14
    Valuation of shares ...................................    14
    Dividends and distributions ...........................    14

Fund Details ..............................................    15
    Tools used to combat short-term trading and
    excessive exchange activity ...........................    15
    Taxes .................................................    16
    The fund's service providers ..........................    16

Financial Highlights ......................................    17

For More Information ......................................    18



                                       2       Intermediate Tax Exempt Bond Fund

Risk/Return Summary
--------------------------------------------------------------------------------

Tax-sensitive investing


Standish Mellon Asset Management Company LLC ("Standish Mellon") manages the fund using tax-sensitive strategies that are designed to reduce the impact of federal income tax on the after tax returns actually achieved by investors in the fund. The fund invests in investment grade, intermediate-term municipal bonds and is managed to minimize the realization and distribution to shareholders of taxable income and capital gains.


--------------------------------------------------------------------------------
Who may want to invest

The fund may be appropriate for investors:

o Seeking a high level of interest income exempt from federal income tax.

o Seeking more price stability than investments in long-term municipal bonds.

o Looking to diversify into bonds while limiting taxable income.

o Willing to ride out changes in bond market prices due to interest rate changes.
--------------------------------------------------------------------------------
Mutual fund risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Standish Mellon manages more than $161 billion of assets for a broad range of clients in the U.S. and abroad as of December 31, 2006.

A description of the fund begins on the next page and includes more information about the fund's key investments and strategies, principal risk factors, past performance and expenses.



                                       3       Intermediate Tax Exempt Bond Fund

Risk/Return Summary
--------------------------------------------------------------------------------


                              ------------------------------------------------------------------------------------------------------
                                                                  Intermediate Tax Exempt Bond Fund
                              ------------------------------------------------------------------------------------------------------
       Investment objective   Provide a high level of interest income exempt from federal income tax, while seeking preservation of shareholders' capital.
                              ------------------------------------------------------------------------------------------------------
        Key investments and   The fund invests, under normal circumstances, at least 80% of its net assets (including for this
                 strategies   purpose, borrowings for investment purposes) in tax exempt municipal securities issued by states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities. For this fund, tax exempt means that the securities pay interest that is excluded from gross income for regular federal income tax purposes.
                              ------------------------------------------------------------------------------------------------------
             Credit quality   At time of purchase, exclusively investment grade with an emphasis on high grade securities.
                              ------------------------------------------------------------------------------------------------------
                   Maturity   The fund will generally maintain an average effective dollar-weighted portfolio maturity of 3 to
                              10 years but may invest in individual securities of any maturity.
                              ------------------------------------------------------------------------------------------------------
            How investments   The adviser focuses on identifying undervalued sectors and securities and minimizes the use of
               are selected   interest rate forecasting. The adviser selects municipal bonds for the fund's portfolio by:
                              o Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market.
                              o Actively trading among various sectors, such as insured, general obligation, revenue and housing, based on their apparent relative values. The fund seeks to invest in several of these sectors.
                              o Identifying individual securities with the most potential for added value, such as those involving unusual situations, new issues, the potential for credit upgrades, unique structural characteristics or innovative features.
                              ------------------------------------------------------------------------------------------------------
         Principal risks of   Investors could lose money on their investments in the fund or the fund could perform less well than
      investing in the fund   other possible investments if any of the following occurs:
                              o Interest rates rise, which will make municipal bond prices and the value of the fund's portfolio go down.
                              o The issuer of a security in the fund's portfolio has its credit rating downgraded or defaults on its obligation to pay principal and/or interest.
                              o When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
                              o When interest rates are rising, the average life of some securities may extend because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.
                              o The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector or security proves to be incorrect.
                              o There are adverse changes in federal income tax law.
                              ------------------------------------------------------------------------------------------------------
 Issuer diversification and   The fund is diversified and does not concentrate in any one geographic region.
   geographic concentration
                              ------------------------------------------------------------------------------------------------------
     Possibility of taxable   The fund may realize taxable gains on the sale of securities. Some of the fund's distributions may be
            income or gains   a tax preference item for purposes of the federal alternative minimum tax (AMT) and all distributions of income from tax exempt municipal securities may result in or increase a corporate shareholder's liability for federal AMT. In addition, if the fund should invest in securities other than tax exempt municipal securities, distributions of such income would be subject to federal income tax.
                              Distributions of all of the fund's income and gains may also be subject to state taxation.



                                       4       Intermediate Tax Exempt Bond Fund

--------------------------------------------------------------------------------
       Total return   The bar chart and total return table indicate the risks of
       performance    investing in the fund. The bar chart shows changes in the
                      performance of the fund from year to year for the full calendar periods indicated. The total return table shows how a fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of municipal bond prices. The fund's past performance does not necessarily indicate how the fund will perform in the future.

                      Intermediate Tax Exempt Bond Fund

[the following was represented as a bar chart in the printed material]

                       Calendar
                      Year Ended
                      December 31   Percentage
                         1997         8.05%
                         1998         5.39%
                         1999        (0.86)%
                         2000         8.46%
                         2001         4.90%
                         2002         8.69%
                         2003         4.33%
                         2004         2.94%
                         2005         1.82%
                         2006         3.88%

                                       Quarterly returns:
                                       Intermediate Tax Exempt Bond Fund
                                       Highest: 4.02% in 3rd quarter 2002
                                       Lowest: (2.04)% in 2nd quarter 2004

--------------------------------------------------------------------------------
Average annual total returns

for selected periods ended December 31, 2006

----------------------------------------------------------------------------------------
                                                                               Inception
                                              1 Year     5 Years    10 Years     Date
----------------------------------------------------------------------------------------
Intermediate Tax Exempt
Bond Fund                                                                      11/2/92
----------------------------------------------------------------------------------------
Return Before Taxes                            3.88%      4.31%       4.72%
----------------------------------------------------------------------------------------
Return After Taxes on Distributions*           3.88%      4.18%       4.62%
----------------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares*                       3.80%      4.19%       4.60%
----------------------------------------------------------------------------------------
Lehman Brothers 3, 5, 7, 10 Year
Municipal Bond Index (reflects no
deductions for fees, expenses or taxes)**      3.77%      4.35%       4.92%


*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local laws. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to arrangements such as 401(k) plans or individual retirement accounts.
**The Lehman Brothers 3, 5, 7, 10 Year Municipal Bond Index is an equal weighted composite of the Lehman Brothers 3-Year, 5-Year, 7-Year, and 10-Year Municipal Bond Indices. Each is an unmanaged, broad based index comprised of investment-grade, fixed-rate municipal bonds.

Expense example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:
o You invest $10,000 in the fund for the time periods indicated;
o You redeem at the end of each period;
o Your investment has a 5% return each year; and
o The fund's operating expenses have not been capped and remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                        After      After       After       After
                                       1 Year     3 Years     5 Years     10 Years
Intermediate Tax Exempt Bond Fund        $64        $202        $351        $786


Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.


                                                       Intermediate
                                                        Tax Exempt
Based on fiscal year ended 9/30/06                      Bond Fund
Shareholder fees                                          None
(fees paid directly from your investment)
Redemption fee(1)                                            2%
(as a percentage of total redemption proceeds)
Annual fund operating expenses(2)
(expenses that are deducted from fund assets)
  Management fees                                         0.40%
  Distribution (12b-1) fees                               None
  Other expenses                                          0.23%
  Total annual fund operating expenses                    0.63%


--------------------------------------------------------------------------------
(1)A redemption fee applies to any shares redeemed (either by selling or exchanging to another fund) within 7 days of purchase, except those shares held by the categories of shareholders described under the "Investment and Account Information" section of this prospectus.

(2)Because Standish Mellon has agreed to cap the fund's operating expenses, the fund's actual expenses (after taking into account the current expense limitation) were:

  Management fees                              0.22%
  Other expenses                               0.23%
  Total annual fund operating expenses         0.45%


This cap may be changed or eliminated at any time.


                                       5       Intermediate Tax Exempt Bond Fund

The Fund's Investments and Related Risks
--------------------------------------------------------------------------------

The fund may invest in a wide range of municipal securities.

Additional information about the fund's principal investments

Municipal bond investments The fund may invest in a wide range of municipal bonds and notes of any maturity. These may be:

o General obligation bonds issued for various public purposes and supported by the municipal issuer's credit and taxing power.

o Revenue bonds whose principal and interest is payable only from the revenues of a particular project or facility. Industrial revenue bonds depend on the credit standing of a private issuer and may be a tax preference item for purposes of the AMT.

Municipal bonds may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, payment in kind and auction rate features.

Information about the fund's other investment strategies

Taxable investments When after-tax yields on taxable securities are more favorable than those on municipal bonds, the fund may invest up to 20% of net assets in taxable fixed income securities. Taxable securities must be of the same credit quality and maturity as the fund's municipal bond investments.
--------------------------------------------------------------------------------
Credit quality Securities are investment grade or high grade if:

o They are rated in one of the top four or top three, respectively, long-term rating categories of a nationally recognized statistical rating organization.

o They have received a comparable short-term or other rating or are rated in one of the top two municipal note rating categories.

o They are unrated securities that the adviser believes to be of comparable quality.

If a security receives "split" (different) ratings from multiple rating organizations, the fund will treat the security as being rated in the higher rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of short-term debt securities. Defensive investing may increase the fund's taxable income.


Intermediate Tax Exempt Bond Fund       6

--------------------------------------------------------------------------------

Derivative contracts The fund may, but is not required to, use derivative contracts for any of the following purposes:


o To hedge against adverse changes in the market value of securities held by or to be bought for the fund caused by changing interest rates or bond prices.


o As a substitute for purchasing or selling securities.

o To shorten or lengthen the effective portfolio maturity or duration of the fund.

o To enhance the fund's potential gain in non-hedging situations.


A derivative contract will obligate or entitle the fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, interest rate or index. Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or bond prices are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings. In addition, some derivatives involve risk of loss if the party who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. OTC derivatives can also make the fund's portfolio less liquid and harder to value, especially in volatile markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income.


Impact of high portfolio turnover The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Portfolio holdings A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's statement of additional information and on the fund's website at www.melloninstitutionalfunds.com.

The fund's investments in fixed income securities are investment grade or high grade.

                                       7       Intermediate Tax Exempt Bond Fund

The Investment Adviser
--------------------------------------------------------------------------------

Standish Mellon offers a broad array of investment services that includes management of domestic and international fixed income portfolios.

About Standish Mellon


Standish Mellon was formed by the combination of Standish, Ayer & Wood, Inc., a privately held investment advisory firm established in 1933, and Mellon Financial Corporation, a global financial services firm. Standish Mellon manages more than $161 billion in assets for institutional and individual investors in the U.S. and abroad as of December 31, 2006. Standish Mellon is the adviser to each fund.

Standish Mellon is a wholly owned subsidiary of Mellon Financial Corporation. Mellon is a global financial services company with approximately $5.5 trillion of assets under management, administration or custody, including approximately $995 billion under management as of December 31, 2006. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions.


Standish Mellon believes that experience is a prerequisite for long-term investment success. But experience alone is insufficient in a world of complex new securities and rapidly changing technologies. To keep pace with today's investment markets, Standish Mellon has built a staff which balances enthusiasm and intellectual curiosity with professional and technical expertise. This combination of experience and enthusiasm, tradition and innovation has worked well and serves as a blueprint for future growth at Standish Mellon.

Standish Mellon relies on a combination of traditional fundamental research, which is the product of a seasoned staff of specialists, and innovative quantitative analysis, which uses sophisticated computer-based models to help identify potentially attractive securities in fixed income markets. In each market, Standish Mellon seeks to discover opportunity by attention to detail and adherence to a strict set of disciplines. Standish Mellon uses fundamental research to uncover securities that have been overlooked or misunderstood in the marketplace. Such issues are frequently undervalued and present growth opportunities that can be exploited by the funds' portfolio managers.

Standish Mellon strives to balance individual insight with the shared wisdom of the investment team. By combining technology and an experienced research staff, Standish Mellon has built a powerful internal network of overlapping resources.


On December 4, 2006, Mellon and The Bank of New York Company, Inc. ("BNY") announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Standish Mellon, currently a wholly-owned, indirect subsidiary of Mellon, would become a wholly-owned, indirect subsidiary of The Bank of New York Mellon Corporation.

The transaction is subject to certain regulatory approvals and the approval of BNY's and Mellon's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon and BNY expect the transaction to be completed in the third quarter of 2007.



Intermediate Tax Exempt Bond Fund       8

--------------------------------------------------------------------------------
Fund managers
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Fund                                 Fund managers                    Positions during past five years
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund    Christine L. Todd, CFA           Senior vice president of Standish Mellon, Christine has served as the director of thefirm's Tax Exempt Fixed Income
                                                                      Department since December 2001. She also serves as a portfolio manager of tax exempt bond portfolios for the firm's
                                                                      institutional and individual clients.

                                     Steven W. Harvey                 Vice president of Standish Mellon, Steve is a municipal bond portfolio manger. Prior to joining Standish Mellon in 2000, he was a director of fixed income at Appleton Partners.
------------------------------------------------------------------------------------------------------------------------------------

Advisory services and fees


Standish Mellon provides the fund with portfolio management and investment research services, places orders to buy and sell the fund's portfolio securities and manages each fund's business affairs. For the fiscal year ended September 30, 2006, the fund paid an advisory fee for these services. The adviser agreed to limit the fund's total annual operating expenses (excluding brokerage commissions, taxes, acquired fund fees and expenses and extraordinary expenses). This agreement is temporary and may be terminated or changed at any time.

--------------------------------------------------------------------------------

                                        Annual Advisory Fee Rates
                            (as a percentage of the fund's average net assets)

                                                      Actual advisory      Contractual     Current expense
                                                          fee paid        advisory fee       limitation*
Intermediate Tax Exempt Bond Fund                           0.22%              0.40%             0.45%


*Current expense limitation, also shown as a percentage of the fund's average net assets, represent a voluntary cap on the fund's total expenses. If the actual advisory fee rate is less than the contractual advisory fee rate, the cap was triggered and advisory fees were waived by Standish Mellon.


A discussion regarding the factors considered by the Mellon Institutional Funds Investment Trust's Board of Trustees in approving the fund's advisory agreement is available in the fund's semi-annual report for the period ended March 31, 2007.


                              Investment Adviser

                 Standish Mellon Asset Management Company LLC
                                One Boston Place
                       Boston, Massachusetts 02108-4402


                                       9       Intermediate Tax Exempt Bond Fund

Investment and Account Information
--------------------------------------------------------------------------------



       How to purchase    Minimum initial investment: $100,000
                shares
                          Minimum subsequent investment: $5,000

                          Minimum investments may be waived by the distributor for investors in omnibus accounts and clients and employees of Standish Mellon, its affiliates and their immediate families.

                          All orders to purchase shares received by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All orders must be in good form and accompanied by payment. The fund reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders.

              By check    ------------------------------------------------------
    Opening an account    o Send a check to the distributor payable to Mellon
                            Institutional Funds with the completed original
                            account application.
  Adding to an account    o Send a check to the distributor payable to Mellon
                            Institutional Funds and a letter of instruction with
                            the account name and number and effective date of
                            the request.
                          o Payment must be made in U.S. dollars and drawn on a
                            U.S. bank. The fund does not accept third-party
                            checks, travelers' checks, credit card checks or
                            money orders.
               By wire    ------------------------------------------------------
    Opening an account    o Send the completed original account application to
                            the distributor.
                          o Call the distributor to obtain an account number.
                          o Instruct your bank to wire the purchase amount to
                            Mellon Bank, N.A. (see below).
  Adding to an account    o Call the distributor. Instruct your bank to wire the
                            amount of the additional investment to Mellon Bank,
                            N.A. (see below).
                By fax    ------------------------------------------------------
    Opening an account    o Fax the completed account application to
                            781-796-2864.
                          o Mail the original account application to the
                            distributor.
                          o Follow the instructions for opening an account by
                            wire.
  Adding to an account    o Fax a letter of instruction to 781-796-2864 with the
                            account name and number and effective date of
                            the request.
                          o Call the distributor. Instruct your bank to wire the
                            amount of the additional investment to Mellon Bank,
                            N.A.
   Through a financial    ------------------------------------------------------
          intermediary    o Contact your financial intermediary. You may
                            purchase fund shares through an intermediary, such
     Opening or adding      as a broker-dealer, bank or other financial
         to an account      institution, or an organization that provides
                            recordkeeping and consulting services to 401(k)
                            plans or other employee benefit plans. These
                            intermediaries may charge you a fee for this service
                            and may require different minimum initial and
                            subsequent investments than the funds. They may also
                            impose other charges or restrictions in addition to
                            those applicable to shareholders who invest in the
                            funds directly. Mellon Funds Distributor, L.P., the
                            distributor of the funds, has contracted with
                            certain intermediaries to authorize them and
                            designated plan administrators to accept and forward
                            purchase orders to the funds on your behalf. Your
                            purchase order must be received in good order by
                            these intermediaries before the close of regular
                            trading on the New York Stock Exchange ("NYSE") to
                            receive that day's share price. The funds pay
                            administrative service fees to certain financial
                            intermediaries that provide record keeping and/or
                            other administrative support services. The adviser
                            or its affiliates may pay additional compensation
                            from their own resources to certain intermediaries
                            for administrative services, as well as in
                            consideration of marketing or other
                            distribution-related services. Mellon Institutional
                            Funds is not responsible for the failure of any
                            intermediary to carry out its obligations to its
                            customers.
                          ------------------------------------------------------



Intermediate Tax Exempt Bond Fund       10

--------------------------------------------------------------------------------


                        The distributor's address is:      Wire instructions:
                        Mellon Funds Distributor, L.P.     Mellon Bank, N.A.
                        P.O. Box 8585                      Boston, MA
                        Boston, Massachusetts 02266-8585   ABA#: 011001234
                        Tel: 800-221-4795                  Account #: 56-5849
                        Fax: 781-796-2864                  Fund name:
                        Email: mifunds@mellon.com          Investor account #:
                        -------------------------------------------------------
      How to exchange   You may exchange shares of the fund for shares of any
               shares   other fund in the Mellon Institutional Funds family of
                        funds, if the registration of both accounts is
                        identical. Shares of the fund exchanged within 7 days of
                        purchase may be subject to a redemption fee. See
                        "Investment and Account Information -- Redemption Fee"
                        for more information. The fund may refuse any exchange
                        order and may modify or terminate its exchange privilege
                        affecting all shareholders on 30 days' notice. Because
                        excessive account transactions can disrupt the
                        management of the fund and increase fund costs for all
                        shareholders, Standish Mellon may temporarily or
                        permanently terminate the exchange privilege of any
                        investor who makes more than four exchanges out of the
                        fund during any consecutive 12-month period. Multiple
                        exchanges out of the fund that occur in the same day
                        will be considered a single exchange. Accounts under
                        common ownership or control will be counted together for
                        purposes of the four exchange limit.

                        Exchange requests will not be honored until the
                        distributor receives payment for the exchanged shares
                        (up to 3 business days). An exchange involves a taxable
                        redemption of shares surrendered in the exchange.
                        --------------------------------------------------------
              By mail   o Send a letter of instruction to the distributor signed
                          by each registered account owner.
                        o Provide the name of the current fund, the fund to
                          exchange into and dollar amount to be exchanged.
                        o Provide both account numbers.
                        o Signature guarantees may be required (see below).
                        --------------------------------------------------------
         By telephone   o If the account has telephone privileges, call the
                          distributor.
                        o Provide the name of the current fund, the fund to
                          exchange into and dollar amount to be exchanged.
                        o Provide both account numbers.
                        o The distributor may ask for identification and all
                          telephone transactions may be recorded.
                        --------------------------------------------------------
  Through a financial   o Contact your financial intermediary. You may exchange
         intermediary     fund shares through an intermediary, such as a broker-
                          dealer, bank or other financial institution, or an
                          organization that provides recordkeeping and
                          consulting services to 401(k) plans or other employee
                          benefit plans. These intermediaries may charge you a
                          fee for this service and may have different
                          requirements than the funds. They may also impose
                          other charges or restrictions in addition to those
                          applicable to shareholders who invest in the funds
                          directly. Mellon Funds Distributor, L.P., the
                          distributor of the funds, has contracted with certain
                          intermediaries to authorize them and designated plan
                          administrators to accept and forward exchange orders
                          to the funds on your behalf. Your exchange order must
                          be received in good order by these intermediaries
                          before the close of regular trading on the NYSE to
                          receive that day's share price. The funds pay
                          administrative service fees to certain financial
                          intermediaries that provide record keeping and/or
                          other administrative support services. The adviser or
                          its affiliates may pay additional compensation from
                          their own resources to certain intermediaries for
                          administrative services, as well as in consideration
                          of marketing or other distribution-related services.
                          Mellon Institutional Funds is not responsible for the
                          failure of any intermediary to carry out its
                          obligations to its customers.
                          ------------------------------------------------------
        How to redeem     All orders to redeem shares received by the
               shares     distributor or its agent before the close of regular
                          trading on the New York Stock Exchange will be
                          executed at that day's share price. Orders received
                          after that time will be executed at the next business
                          day's price. All redemption orders must be in good
                          form. The fund has the right to suspend redemptions of
                          shares and to postpone payment of proceeds for up to
                          seven days, as permitted by law. Shares exchanged
                          within 7 days of purchase may be subject to a
                          redemption fee. See "Investment and Account
                          Information -- Redemption Fee" for more information.
                          ------------------------------------------------------



                                       11      Intermediate Tax Exempt Bond Fund

Investment and Account Information
--------------------------------------------------------------------------------


              By mail   o Send a letter of instruction to the distributor
                          signed by each registered account owner.
                        o State the name of the fund and number of shares or
                          dollar amount to be sold.
                        o Provide the account number.
                        o Signature guarantees may be required (see below).
                        ------------------------------------------------------
         By telephone   o If the account has telephone privileges, call the
                          distributor.
            For check   o Proceeds will be mailed by check payable to the
              or wire     shareholder of record to the address, or wired to the
                          bank as directed, on the account application.
                        o The distributor may ask for identification and all
                          telephone transactions may be recorded.
                        ------------------------------------------------------
               By fax   o Fax the request to the distributor at 781-796-2864.
                        o Include your name, the name of the fund and the
                          number of shares or dollar amount to be sold.
                        o Proceeds will be mailed by check payable to the
                          shareholder of record to the address, or wired to the
                          bank as directed, on the account application.
                        ------------------------------------------------------
  Through a financial   o Contact your financial intermediary. You may redeem
         intermediary     fund shares through an intermediary, such as a broker-
                          dealer, bank or other financial institution, or an
                          organization that provides recordkeeping and
                          consulting services to 401(k) plans or other employee
                          benefit plans. These intermediaries may charge you a
                          fee for this service. They may also impose other
                          charges or restrictions in addition to those
                          applicable to shareholders who invest in the funds
                          directly. Mellon Funds Distributor, L.P., the
                          distributor of the funds, has contracted with certain
                          intermediaries to authorize them and designated plan
                          administrators to accept and forward redemption orders
                          to the funds on your behalf. Your redemption request
                          must be received in good order by these intermediaries
                          before the close of regular trading on the NYSE to
                          receive that day's share price. The funds pay
                          administrative service fees to certain financial
                          intermediaries that provide record keeping and/or
                          other administrative support services. The adviser or
                          its affiliates may pay additional compensation from
                          their own resources to certain intermediaries for
                          administrative services, as well as in consideration
                          of marketing or other distribution-related services.
                          Mellon Institutional Funds is not responsible for the
                          failure of any intermediary to carry out its
                          obligations to its customers.
                        ------------------------------------------------------
            Good form   o Good form means that you have provided the following
                          information with your request: name of fund; account
                          number (if an existing account); dollar amount or
                          number of shares to be purchased (or exchanged or
                          redeemed); and the signature of each owner exactly as
                          the account is registered in the case of a redemption
                          request. Good form also means that there are no
                          outstanding claims against your account or transaction
                          limitations on your account. Also, a signature
                          guarantee may be required with certain requests.



Intermediate Tax Exempt Bond Fund       12

--------------------------------------------------------------------------------

Redemption fee


Short-term trading and excessive exchange activity in certain types of funds may interfere with portfolio management and have an adverse effect on the fund and its shareholders. Each fund in the Mellon Institutional Funds family of funds imposes a redemption fee of 2.00% of the total redemption amount (calculated at net asset value) if you sell or exchange your shares after holding them for less than 30 calendar days (7 calendar days for the Intermediate Tax Exempt Bond and Yield Plus Funds). The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.

Exemptions:

The redemption fee does not apply to shares that were acquired through reinvestment of dividends or capital gains distributions, or to redemptions or exchanges by the following categories of transactions:


Certain Retirement Account Activity:
o Shares redeemed as a result of a retirement plan sponsor decision (e.g. retirement plan-wide re-allocations or termination).
o Retirement account redemptions as a result of minimum required distributions and returns of excess contributions.
o Shares redeemed as part of a retirement plan participant-directed distribution including, but not limited to: death distributions, loan withdrawals and Qualified Domestic Relations Orders ("QDROs").

Non-shareholder Directed Activity:
o Shares redeemed through an automatic, nondiscretionary rebalancing or asset re-allocation program, or via a systematic withdrawal plan.

Other Activity:
o Redemptions of $2,500 or less.
o Rollovers, transfers and changes of account registration within a fund (provided the monies do not leave the fund), and redemptions in kind.
o Transactions that are not motivated by short-term trading considerations, which have received prior approval by the Mellon Institutional Fund's Chief Compliance Officer.


The funds may assess redemption fees in any of these types of transactions if, in the opinion of the fund, the transaction is intended to circumvent the redemption fee policy. In addition, the funds may modify their redemption policies at any time without giving advance notice to shareholders.

While the funds seek to apply its redemption fee policy to all accounts, a fund may not be able to apply the policy to accounts which are maintained by some financial intermediaries ("Omnibus Accounts") because of the difficulty in identifying individual investor transactions or the difficulty in identifying the investor responsible for a particular transaction even if the transaction itself is identified. To the extent a fund is able to identify excessive short-term trading in Omnibus Accounts, the fund will seek the cooperation of the intermediary to enforce the Mellon Institutional Funds' redemption fee policy. In addition, some financial intermediaries have agreed to monitor short-term trading and excessive exchange activity on transactions in their customer accounts in accordance with the intermediary's own policy, which may differ from the funds' policy in terms of the amount or existence of a redemption fee, the holding period and the types of transactions which could trigger the fee. The funds may allow the intermediary to apply its own policy to its customer's accounts in place of funds' redemption fee policy if the funds determine the intermediary's policy is reasonably designed and sufficiently similar to the funds' policy. Investors who own fund shares indirectly should contact their financial intermediary to determine what restrictions apply to their shares.


Administrative service fee

The fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, Omnibus Accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the fund may pay each Plan Administrator a service fee in an amount of up to 0.15% (on an annualized basis) of the fund's average daily net assets attributable to fund shares that are held in accounts serviced by such Plan Administrator.

Additional compensation

The adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the fund or cooperate with the distributor's promotional efforts.

Transaction and account policies

Accounts with low balances. If an account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may ask the investor to increase the size of the account to $50,000 within 30 days. If the investor does not increase the account to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the investor.

In-kind purchases and redemptions. Securities you own may be used to purchase shares of the fund. This generally will be a taxable event for you. The adviser will determine if the securities are consistent with the fund's objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. The fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. A redeeming shareholder will pay transaction costs to dispose of these securities.

Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.


                                       13      Intermediate Tax Exempt Bond Fund

Investment and Account Information
--------------------------------------------------------------------------------

The distributor will accept signature guarantees from:

o members of the STAMP program or the Exchange's Medallion Signature Program
o a broker or securities dealer
o a federal savings, cooperative or other type of bank
o a savings and loan or other thrift institution
o a credit union
o a securities exchange or clearing agency


A notary public cannot provide a signature guarantee.

Household delivery of fund documents

With your consent, Standish Mellon may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by contacting Standish Mellon, either orally or in writing at the telephone number or address for the fund listed on the back cover of this prospectus. Standish Mellon will begin mailing prospectuses and shareholder reports to you within 30 days after receiving your revocation.


Valuation of shares

The fund offers its shares at the NAV per share of the fund next calculated after an order is placed and received in good order by the fund's distributor or its agent. See, "How to purchase shares" on page 10. Each fund calculates its NAV once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day the exchange is open. The fund's NAV will not be calculated on the days on which the exchange is closed for trading, such as on national holidays. If the exchange closes early, the fund accelerates calculation of NAV and transaction deadlines to that time.

The fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If quotations are not readily available, or the value of a security has been materially affected by events occurring after the closing of a foreign exchange, the fund may value its assets by a method that the trustees believe accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations. Foreign markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a fund may change on days when shareholders cannot purchase or redeem shares.

Dividends and distributions

The fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The fund declares dividends from net investment income daily and distributes dividends monthly and capital gains annually. Whether the fund's distributions are predominantly from capital gains or income will vary from year to year. All dividends and capital gains are reinvested in shares of the fund that paid them unless the shareholder elects to receive them in cash.


Intermediate Tax Exempt Bond Fund      14

Fund Details
--------------------------------------------------------------------------------

Tools used to combat short-term trading and excessive exchange activity

While the Mellon Institutional Funds family of funds provides its shareholders with daily liquidity, its investment programs are designed to serve long-term investors. The funds discourage short-term trading and excessive exchange activity in fund shares, as these activities may hurt the long-term performance of certain funds by requiring them to incur transactions costs, maintain an excessive amount of cash or liquidate portfolio holdings at a disadvantageous time. The funds do not have arrangements to accommodate investors who wish to engage in these activities. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the funds' shares to be excessive if:

o You sell shares within a short period of time after the shares were purchased;

o You make two or more purchases and redemptions within a short period of time;

o You enter into a series of transactions that is indicative of a timing pattern or strategy; or

o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Board of Trustees of the Mellon Institutional Funds has adopted policies and procedures designed to discourage short-term trading and excessive exchange activity in the Funds. These include policies and procedures relating to:

o trade activity monitoring;

o exchange guidelines;

o redemption fee on certain trades in certain funds; and

o use of fair value pricing.

Each of these tools used by the funds to combat short-term trading and excessive exchange activity is described in more detail below.

Trade activity monitoring

The Mellon Institutional Funds monitor selected trades on a daily basis in an effort to detect short-term trading and excessive exchange activity in the funds. If, as a result of this monitoring, the Mellon Institutional Funds determine that a shareholder has engaged in short-term trading or excessive exchange activities, we will ask the shareholder to stop such activities and refuse to process further purchases or exchanges in the shareholder's accounts. In making such judgments, the Mellon Institutional Funds seek to act in a manner that we believe is consistent with the best interests of shareholders.

Exchange guidelines

As discussed further under "Investment and Account Information -- How to exchange shares," you may make up to four exchanges out of the same fund in any twelve-month period. If you effect four exchanges out of the same fund during any consecutive twelve-month period, the Mellon Institutional Funds will reject any additional purchase or exchange orders with respect to that fund until such time as you are again entitled to effect an exchange under this policy. Multiple exchanges out of the same fund that occur in the same day will be considered a single exchange. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. See "Investment and Account Information -- How to exchange shares" for more information.

Redemption fee


Pursuant to a policy adopted by the Board of Trustees, you will be charged a 2% redemption fee if you redeem, including by exchange, shares of the funds within 30 days of purchase (7 days for the Intermediate Tax Exempt Bond and Yield Plus Funds). See "Investment and Account Information -- Redemption Fee" for more information.


Fair value pricing

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the funds' net asset values are calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the funds may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. See "Investment and Account Information -- Valuation of Shares" for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of short-term trading and excessive exchange activities.

Limitations on the effectiveness of these tools

Although these tools are designed to discourage short-term trading and excessive exchange activity, you should understand that none of these tools alone nor all of them taken together, can eliminate the possibility that such activity in the funds will occur. For example, the ability of a fund to monitor trades or exchanges by, and or to assess a redemption fee on, the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. For this reason, these tools cannot eliminate the possibility of short-term trading and excessive exchange activities. Moreover, certain of these tools involve judgments that are inherently subjective. The Mellon Institutional Funds seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests.


                                       15      Intermediate Tax Exempt Bond Fund

Fund Details
--------------------------------------------------------------------------------

Taxes
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Transactions                                                        Tax Status
Sales or exchanges of shares.                                       Usually capital gain or loss. Tax rate depends on how long shares are held.

Distributions of long-term capital gain.                            Taxable as long-term capital gain.

Distributions of short-term capital gain.                           Taxable as ordinary income.

Dividends designated as "exempt-interest dividends."                Exempt from regular federal income tax, but may be subject to AMT and state and local taxes.

Dividends that are not designated as "exempt-interest dividends."   Taxable as ordinary income. Since the fund's income is derived from sources that do not pay "qualified dividend income", such dividends will not qualify for taxation at the maximum 15% U.S.
                                                                    federal income tax rate available to individuals on qualified dividend income.
------------------------------------------------------------------------------------------------------------------------------------


Every January, the funds provide information to their shareholders about the fund's dividends and distributions, which receive the same tax treatment even if reinvested, and about the shareholders' redemptions during the previous calendar year. Any shareholder who does not provide the fund with a correct taxpayer identification number and required certification may be subject to federal backup withholding tax.


Shareholders should generally avoid investing in a fund shortly before an expected taxable dividend or capital gain distribution. Otherwise, a shareholder may pay taxes on dividends or distributions that are economically equivalent to a partial return of the shareholder's investment.

Shareholders should consult their tax advisers about their own particular tax situations.
--------------------------------------------------------------------------------
                          The fund's service providers

    Principal Underwriter        Independent Registered Public Accounting Firm
Mellon Funds Distributor, L.P.            PricewaterhouseCoopers LLP
Custodian and Fund Accountant                    Legal Counsel
      Mellon Bank, N.A.            Wilmer Cutler Pickering Hale and Dorr LLP
        Transfer Agent
    Dreyfus Transfer, Inc.

Intermediate Tax Exempt Bond Fund

Financial Highlights
--------------------------------------------------------------------------------

The financial highlights tables are intended to help shareholders understand the fund's financial performance for the past five years, or less if a fund has a shorter operating history. Certain information reflects financial results for a single fund share. Total returns represent the rate that a shareholder would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and distributions). The information was derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with the fund's financial statements, are included in the fund's annual reports (available upon request).

Intermediate Tax Exempt Bond Fund


                                                                                  Year Ended September 30,
                                                             -------------------------------------------------------------------
                                                                 2006          2005          2004          2003          2002
                                                             -----------   -----------   -----------   -----------   -----------
Net Asset Value, Beginning of Year                           $  21.71      $  22.05      $  22.78       $ 22.78      $ 22.04
                                                             --------      --------       -------       -------      -------
From Investment Operations:
 Net investment income*(a)                                       0.78          0.77          0.69          0.81         0.90
 Net realized and unrealized gains (loss) on investments        (0.02)        (0.29)        (0.08)         0.07         0.74
                                                             --------      --------      --------       -------      -------
Total from operations                                            0.76          0.48          0.61          0.88         1.64
                                                             --------      --------      --------       -------      -------
Less Distributions to Shareholders:
 From net investment income                                     (0.78)        (0.77)        (0.71)        (0.81)       (0.90)
 From net realized gains on investments                            --         (0.05)        (0.63)        (0.07)          --
                                                             --------      --------      --------       -------      -------
Total distributions to shareholders                             (0.78)        (0.82)        (1.34)        (0.88)       (0.90)
                                                             --------      --------      --------       -------      -------
Net Asset Value, End of Year                                 $  21.69      $  21.71      $  22.05       $ 22.78      $ 22.78
                                                             ========      ========      ========       =======      =======
Total Return (b)                                                 3.58%         2.18%         2.76%         3.88%        7.65%
Ratios/Supplemental data:
 Expenses (to average daily net assets)*                         0.45%         0.45%         0.50%         0.65%        0.65%
 Net Investment Income (to average daily net assets)*            3.61%         3.50%         3.16%         3.58%        4.09%
 Portfolio Turnover                                                29%           35%           72%           42%          17%
 Net Assets, End of Year (000's omitted)                     $127,927      $109,314      $111,887       $70,505      $82,162

-----
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

Net investment income per share (a)        $    0.74       $    0.73       $    0.65       $   0.80       $   0.90
Ratios (to average daily net assets):
 Expenses *                                     0.63%           0.62%           0.68%          0.68%          0.66%
 Net investment income *                        3.43%           3.33%           2.97%          3.55%          4.08%


(a)  Calculated based on average shares outstanding.

(b)  Total return would have been lower in the absence of expense waivers.



                                       17      Intermediate Tax Exempt Bond Fund

For More
Information
--------------------------------------------------------------------------------

Standish Mellon Asset Management Company LLC is an investment counseling firm that manages assets for institutional investors and high net worth individuals as well as mutual funds. Standish Mellon offers a broad array of investment services that includes management of domestic and international fixed income portfolios.

For investors who want more information about the fund, the following documents are available free upon request.

Annual/Semiannual Reports

Additional information about the fund's investments is available in the fund's annual and semiannual reports to shareholders, as well as the fund's quarterly reports filed with the Securities and Exchange Commission. The fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the fund and is incorporated into this prospectus by reference.

Investors can get free copies of reports and the SAI, request other information and discuss their questions about the fund by contacting the fund at:

Mellon Institutional Funds
P.O. Box 8585
Boston, MA 02266-8585


Telephone: 800.221.4795


Email:
mifunds@mellon.com

Internet:
http://
www.melloninstitutionalfunds.com

Investors can review the fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Call 202.942.8090 for hours of operation. Investors can get text-only copies.

o For a fee, by writing the Public Reference Room of the Commission, Washington, D.C. 20549-6009

o For a fee, by sending an email or electronic request to the Public Reference Room of the Commission at publicinfo@sec.gov

o Free from the Commission's Internet website at http://www.sec.gov

[logo]  Mellon
        ---------------------
        Mellon Institutional Funds
             ONE BOSTON PLACE
          BOSTON, MA 02108-4408
               800.221.4795
    WWW.MELLONINSTITUTIONALFUNDS.COM


                                                          Investment Company Act
                                                         file number (811-4813)



Intermediate Tax Exempt Bond Fund      18

February 1, 2007                [LOGO] Mellon
                                       --------------------------
                                       Mellon Institutional Funds

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                             Mellon Financial Center
                                One Boston Place
                           Boston, Massachusetts 02108
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION

                   Mellon Institutional Group of Equity Funds
                     The Boston Company Large Cap Core Fund
                     The Boston Company Small Cap Value Fund
                    The Boston Company Small Cap Growth Fund
                  The Boston Company Small/Mid Cap Growth Fund
             The Boston Company Small Cap Tax-Sensitive Equity Fund
              The Boston Company Emerging Markets Core Equity Fund
                The Boston Company International Core Equity Fund
                 The Boston Company International Small Cap Fund
                   The Boston Company World ex-U.S. Value Fund

This combined Statement of Additional Information ("SAI") is not a prospectus. The SAI expands upon and supplements the information contained in the combined prospectus dated February 1, 2007, as amended and/or supplemented from time to time, of The Boston Company Large Cap Core Fund ("Large Cap Core Fund"), The Boston Company Small Cap Value Fund ("Small Cap Value Fund"), The Boston Company Small Cap Growth Fund ("Small Cap Growth Fund"), The Boston Company Small/Mid Cap Growth Fund ("Small/Mid Cap Growth Fund"), The Boston Company Small Cap Tax-Sensitive Equity Fund ("Small Cap Tax-Sensitive Equity Fund"), The Boston Company Emerging Markets Core Equity Fund ("Emerging Markets Core Equity Fund"), The Boston Company International Core Equity Fund ("International Core Equity Fund"), The Boston Company International Small Cap Fund ("International Small Cap Fund") and The Boston Company World ex-U.S. Value Fund ("World ex-U.S. Value Fund") (each, a "fund" and collectively, the "funds"), each a separate investment series of Mellon Institutional Funds Investment Trust (the "Trust").

This SAI should be read in conjunction with the funds' prospectus. Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders, and quarterly reports filed with the Securities and Exchange Commission ("SEC"). Investors can get free copies of reports and the prospectus, request other information and discuss their questions about the funds by contacting the funds at the phone number above. Each fund's financial statements, which are included in the 2006 annual reports to shareholders, are incorporated by reference into this SAI.

                                    Contents

INVESTMENT OBJECTIVES AND POLICIES .......................................    3
DESCRIPTION OF SECURITIES AND RELATED RISKS ..............................    6
INVESTMENT TECHNIQUES AND RELATED RISK ...................................   16
INVESTMENT RESTRICTIONS ..................................................   23
PORTFOLIO HOLDINGS DISCLOSURE ............................................   35
MANAGEMENT ...............................................................   36
CODE OF ETHICS ...........................................................   48
SUMMARY OF PROXY VOTING POLICY AND PROCEDURES ............................   48
PURCHASE AND REDEMPTION OF SHARES ........................................   50
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS ......................   51
PORTFOLIO TRANSACTIONS ...................................................   56
BROKERAGE COMMISSIONS ....................................................   57
DETERMINATION OF NET ASSET VALUE .........................................   58
THE FUNDS AND THEIR SHARES ...............................................   59
THE PORTFOLIO AND ITS INVESTORS ..........................................   60
TAXATION .................................................................   61
ADDITIONAL INFORMATION ...................................................   67
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS ...   68

                       INVESTMENT OBJECTIVES AND POLICIES

The prospectus describes the investment objective and policies of each fund. The following discussion supplements the description of each fund's investment policies in the prospectus.

Master/Feeder Structure. Large Cap Core Fund invests all of its investable assets in The Boston Company Large Cap Core Portfolio (the "Large Cap Core Portfolio"). Small Cap Growth Fund invests all of its investable assets in The Boston Company Small Cap Growth Portfolio ("Small Cap Growth Portfolio"). Small Cap Value Fund invests all of its investable assets in The Boston Company Small Cap Value Portfolio ("Small Cap Value Portfolio"). International Core Equity Fund invests all of its investable assets in The Boston Company International Core Equity Portfolio ("International Core Equity Portfolio"). International Small Cap Fund invests all of its investable assets in The Boston Company International Small Cap Portfolio ("International Small Cap Portfolio") (each, a "Portfolio" and collectively, the "Portfolios"). These five funds are sometimes referred to in this SAI as the "Feeder Funds." Each Portfolio is a series of Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), an open-end management investment company. The Boston Company Asset Management, LLC ("TBCAM" or the "adviser") is the investment adviser for each fund, as well as the investment adviser for each Portfolio. Each Portfolio has the same investment objective and restrictions as its corresponding underlying Feeder Fund. Because each Feeder Fund invests all of its investable assets in its corresponding Portfolio, the description of each fund's investment policies, techniques, specific investments and related risks that follow also apply to the corresponding Portfolio.

In addition to these Feeder Funds, other feeder funds may invest in the Portfolios. Information about the other feeder funds is available from TBCAM or the funds. The other feeder funds invest in the Portfolios on the same terms as the funds and bear a proportionate share of the Portfolios' expenses. The other feeder funds may sell shares on different terms and under a different pricing structure than the funds, which may produce different investment results.

There are certain risks associated with an investment in a master-feeder structure. Large-scale redemptions by other feeder funds in a Portfolio may reduce the diversification of a Portfolio's investments, reduce economies of scale and increase a Portfolio's operating expenses. If the Portfolio Trust's Board of Trustees approves a change to the investment objective of a Portfolio that is not approved by the feeder fund's Board of Trustees, a feeder fund would be required to withdraw its investment in the Portfolio and engage the services of an investment adviser or find a substitute master fund. Withdrawal of a Feeder Fund's interest in its Portfolio, which may be required by the Trust's Board of Trustees without shareholder approval, might cause the Feeder Fund to incur expenses it would not otherwise be required to pay.

If a fund is requested to vote on a matter affecting the Portfolio in which it invests, the fund will call a meeting of its shareholders to vote on the matter. The fund will then vote on the matter at the meeting of the Portfolio's investors in the same proportion that the fund's shareholders voted on the matter. The fund will vote those shares held by its shareholders who did not vote in the same proportion as those fund shareholders who did vote on the matter. A majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) ("Independent Trustees") of the Trust or the Portfolio Trust, as the case may be, have adopted procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust and of the Portfolio Trust.

Suitability. None of the funds is intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding each fund's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the funds.

Because the Small Cap Tax-Sensitive Equity Fund is managed to seek the highest long-term total return after considering the impact of federal and state income taxes paid by shareholders on the fund's distributions, this fund may not be suitable investments for non-taxable investors or persons investing through tax deferred vehicles (e.g., individual retirement accounts (IRAs) or other qualified pension and retirement plans).

Large Cap Core Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish Select Value Fund to The Boston Company Large Cap Core Fund, and the Select Value Portfolio changed its name from Standish Select Value Portfolio to The Boston Company Large Cap Core Portfolio. Prior to July 1, 2000, the fund's name was Standish Equity Fund and the Portfolio's name was Standish Equity Portfolio.

Small Cap Value Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish Small Cap Value Fund to The Boston Company Small Cap Value Fund and the Small Cap Value Portfolio changed its name from Standish Small Cap Value Portfolio to The Boston Company Small Cap Value Portfolio.

The fund may participate in initial public offerings for previously privately held companies which are generally expected to have market capitalizations within the range of market capitalizations of the companies included in the Russell 2000 Index, updated monthly, after the consummation of the offering, and whose securities are expected to be liquid after the offering.

Small Cap Growth Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish Small Cap Growth Fund to The Boston Company Small Cap Growth Fund and the Small Cap Growth Portfolio changed its name from Standish Small Cap Growth Portfolio to The Boston Company Small Cap Growth Portfolio. Prior to January 31, 2000, the fund's name was Standish Small Capitalization Equity Fund II and the Portfolio's name was Standish Small Capitalization Equity Portfolio II.

The fund may participate in initial public offerings for previously privately held companies which are generally expected to have market capitalizations within the range of market capitalizations of the companies included in the Russell 2000 Growth Index, updated monthly, after the consummation of the offering, and whose securities are expected to be liquid after the offering.

Small/Mid Cap Growth Fund

Additional Investment Information. On September 1, 2005, the fund changed its name from The Boston Company Small Capitalization Equity Fund to The Boston Company Small/Mid Cap Growth Fund. On July 1, 2003, the fund changed its name from Standish Small Capitalization Equity Fund to The Boston Company Small Capitalization Equity Fund.

The fund may participate in initial public offerings for previously privately held companies which are expected to have market capitalizations no greater than 75% of the average total market capitalization of the largest companies included in the Russell 2500 Growth Index measured at the end of each of the previous twelve months, after the consummation of the offering, and whose securities are expected to be liquid after the offering.

Small Cap Tax-Sensitive Equity Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish Small Cap Tax-Sensitive Equity Fund to The Boston Company Small Cap Tax-Sensitive Equity Fund. The fund may participate in initial public offerings for previously privately held companies which are generally expected to have market capitalizations within the range of market capitalizations of the companies included in the Russell 2000 Growth Index, updated monthly, after the consummation of the offering, and whose securities are expected to be liquid after the offering.

Because of the nature of the securities of small capitalization companies in which the Small Cap Tax-Sensitive Equity Fund primarily invests (including those issued in initial public offerings), the Small Cap Tax-Sensitive Equity Fund does not place any restrictions on portfolio turnover and may, from time to time, have a high portfolio turnover rate. This policy may have the effect of causing the fund to realize and, therefore, distribute short-term capital gains which are taxable to shareholders as ordinary income.

Emerging Markets Core Equity Fund

Additional Investment Information. The fund will purchase securities representing various industries and sectors. The fund may participate in initial public offerings for previously privately held companies which are expected to have market capitalizations within the range of capitalizations of companies included in the MSCI Emerging Market ("EM") Index after the consummation of the offering, and whose securities are expected to be liquid after the offering. Capital growth is expected to result primarily from appreciation of the equity securities held in the fund's portfolio. However, the fund may take advantage of changes in currency exchange rates in an effort to realize additional capital appreciation.

International Core Equity Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish International Equity Fund to The Boston Company International Core Equity Fund and the International Equity Portfolio changed its name from Standish International Equity Portfolio to The Boston Company International Core Equity Portfolio.

The fund will purchase securities representing various industries and sectors.

Capital growth is expected to result primarily from appreciation of the equity securities held in the fund's portfolio. However, the fund may take advantage of changes in currency exchange rates in an effort to realize additional capital appreciation.

International Small Cap Fund

Additional Investment Information. On July 1, 2003, the fund changed its name from Standish International Small Cap Fund to The Boston Company International Small Cap Fund and the International Small Cap Portfolio changed its name from Standish International Small Cap Portfolio to The Boston Company International Small Cap Portfolio.

The fund will purchase securities representing various industries and sectors. The fund may purchase stocks not identified by the quantitative models in order to gain exposure to emerging industries. The fund may also participate in initial public offerings for previously privately held companies which are expected to have market capitalizations within the range of capitalizations of companies included in the EMI ex-U.S. Index after the consummation of the offering, and whose securities are expected to be liquid after the offering. Capital growth is expected to result primarily from appreciation of the equity securities held in the fund's portfolio. However, the fund may take advantage of changes in currency exchange rates in an effort to realize additional capital appreciation.

World ex-U.S. Value Fund

Additional Investment Information. On January 28, 2005, the fund changed its name from The Boston Company International Value Opportunities Fund to The Boston Company World ex-U.S. Value Fund.

The fund will purchase securities representing various industries and sectors. The fund may participate in initial public offerings for previously privately held companies which are expected to have market capitalizations within the range of capitalizations of companies included in the ACWI ex-U.S. Index after the consummation of the offering, and whose securities are expected to be liquid after the offering. Capital growth is expected to result primarily from appreciation of the equity securities held in the fund's portfolio. However, the fund may take advantage of changes in currency exchange rates in an effort to realize additional capital appreciation.

                   DESCRIPTION OF SECURITIES AND RELATED RISKS

General Risks of Investing in the Group of Equity Funds

The funds invest primarily in equity and equity-related securities and are subject to the risks associated with investments in such securities. Because investing in equity and equity-related securities is the principal investment strategy for each of the funds, the risks associated with these investments are described in the prospectus. The funds are also subject to the risks associated with direct investments in foreign securities and, to a lesser degree, to the risks associated with investments in fixed income securities.

Investing in Foreign Securities

Emerging Markets Core Equity Fund, International Core Equity Fund, International Small Cap Fund and World ex-U.S. Value Fund may invest in foreign securities without limit. Small Cap Value Fund, Small Cap Growth Fund, Small/Mid Cap Growth Fund and Small Cap Tax-Sensitive Equity Fund limit their investments in foreign securities to 15% of their total assets, including securities of foreign issuers that trade on a U.S. exchange or in the U.S. over-the-counter ("OTC") market. Large Cap Core Fund may invest without limit in foreign securities which trade on a U.S. exchange or in the U.S. OTC market, but may not invest more than 10% of its total assets in foreign securities which are not so listed or traded. Investors should understand that the expense ratios of the funds may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.

Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on divided or interest payments (or in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investment in those countries.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a fund's investments are denominated relative to the U.S. dollar will affect the fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to that country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a fund's securities are quoted would reduce the fund's net asset value per share.

Emerging Markets Core Equity Fund, International Core Equity Fund, International Small Cap Fund and World ex-U.S. Value Fund may invest any portion of their assets in securities denominated in a particular foreign currency. The portion of the Emerging Markets Core Equity Fund, International Core Equity Fund's, International Small Cap Fund's and World ex-U.S. Value Fund's assets invested in securities denominated in non-U.S. currencies will vary depending on market conditions. The other funds may invest a smaller portion of their assets in securities denominated in foreign currencies. The Small Cap Tax-Sensitive Equity Fund currently intends to limit its investment in foreign securities to those that are quoted or denominated in U.S. dollars and therefore is only subject to currency risks indirectly through the foreign companies in which its invests.

Each fund may enter into forward foreign currency exchange contracts and cross-currency forward contracts with banks or other foreign currency brokers or dealers to purchase or sell foreign currencies at a future date and may purchase and sell foreign currency futures contracts and cross-currency futures contracts to seek to hedge against chances in foreign currency exchange rates, although Large Cap Core Fund, Small Cap Value Fund, Small Cap Growth Fund, Small/Mid Cap Growth Fund and Small Cap Tax-Sensitive Equity Fund have no current intention to engage in such transactions. A forward foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. A cross-currency forward contract is a forward contract that uses one currency which historically moves in relation to a second currency to hedge against changes in that second currency.

See "Strategic and Derivative Transactions" within the "Investment Techniques and Related Risks" section for a further discussion of the risks associated with currency transactions.

Investing in Securities of Emerging Markets. Although each fund invests primarily in securities of established issuers based in the U.S. and, particularly in the case of Emerging Markets Core Equity Fund, International Core Equity Fund, International Small Cap Fund and World ex-U.S. Value Fund, in other developed markets, each fund may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Latin and South America, the Mediterranean and Africa. Emerging Markets Core Equity Fund invests primarily in securities of emerging markets. International Core Equity Fund and International Small Cap Fund may invest up to 25% of their total assets in issuers located in emerging markets. World ex-U.S. Value Fund may invest up to 35% of its total assets in issuers located in emerging markets. Large Cap Core Fund, Small Cap Value Fund, Small Cap Growth Fund, Small/Mid Cap Growth Fund and Small Cap Tax-Sensitive Equity Fund may invest up to 10% of their total assets in issuers located in emerging markets generally and up to 3% of their total assets in issuers of any one specific emerging market country. The funds may also invest in currencies of such countries and may engage in strategic transactions in the markets of such countries.

Investing in the securities of emerging market countries involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability;
(ii) the small current size of the markets for securities of emerging market issuers and the currently low or nonexistent volume of trading and frequent artificial limits on daily price movements, resulting in lack of liquidity and in price uncertainty; (iii) certain national policies which may restrict a fund's investment opportunities, including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; (iv) the absence of developed legal structures governing private or foreign investment in private property which may adversely affect the fund's ability to retain ownership of its securities during periods of economic, social or political turmoil; and (v) high rates of inflation and rapid fluctuations in interest rates that have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

The economies of emerging market countries may be predominantly based on only a small number of industries or dependent on revenues from the sale of particular commodities or on international aid or development assistance. As a result, these economies may be significantly more vulnerable to changes in local or global trade conditions, and may suffer from volatile or extreme fluctuations in currency exchange rates, inflation and deflation rates as well as debt burdens. Many emerging market countries have experienced and will continue to experience periods of rapid inflation, resulting in significant market uncertainty and sharp drops in the U.S. dollar value of the country's assets. The currencies of emerging market countries may also be devalued as a result of governmental action in addition to market factors. Recently, the economies of certain emerging market countries have experienced deflation which has diminished the demand for goods and services resulting in excess capacity in factories that were built upon the forecast of continuing strong demand for such goods and services. All of these risks may adversely affect the funds' investments in emerging market countries.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in certain emerging market countries, require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In certain countries, the funds may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the funds. From time to time, the adviser may determine that investment and repatriation restrictions in certain emerging market countries negate the advantages of investing in such countries and no fund is required to invest in any emerging market country.

In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. The adviser may determine from time to time to invest in the securities of emerging market countries which may impose restrictions on foreign investment and repatriation that cannot currently be predicted. Due to restrictions on direct investment in equity securities in certain emerging market countries, such as Taiwan, the funds may invest only through investment funds in such emerging market countries.

The repatriation of both investment income and capital from several emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the funds to the extent that they invest in emerging market countries.

Market Characteristics. All of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange. Equity securities of most emerging market companies are generally less liquid and subject to greater price volatility than equity securities of U.S. companies of comparable size. Some of the stock exchanges in the emerging market countries are in the earliest stages of their development.

Certain of the securities markets of emerging market countries are marked by high concentrations of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Even the market for relatively widely traded securities in the emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. The less liquid the market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the adviser to be appropriate. The risks associated with the liquidity of a market may be particularly acute in situations in which a fund's operations require cash, such as the need to meet redemption requests for its shares, to pay dividends and other distributions and to pay its expenses. To the extent that any emerging market country experiences rapid increases in its money supply and investment in equity securities is made for speculative purposes, the equity securities traded in any such country may trade at price-earnings ratios higher than those of comparable companies trading on securities markets in the United States. Such price-earnings ratios may not be sustainable.

Settlement procedures in emerging market countries are less developed and reliable than those in the United States and in other developed markets, and a fund may experience settlement delays or other material difficulties. In addition, significant delays are common in registering transfers of securities, and a fund may be unable to sell such securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

Brokerage commissions and other transactions costs on securities exchanges in emerging market countries are generally higher than in the United States. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies in emerging market countries than exists in the United States. Brokers in emerging market countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market company may not reflect its financial position or results of operations in the same manner as financial statements for U.S. companies. Substantially less information may be publicly available about issuers in emerging market countries than is available about issuers in the United States.

Economic, Political and Social Factors. Many emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt financial markets of emerging market countries and adversely affect the value of a fund's assets so invested.

Few emerging market countries have fully democratic governments. Some governments in the region are authoritarian in nature or are influenced by armed forces which have been used to control civil unrest. In the past, governments of certain emerging market countries have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Several emerging market countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurrections.

The economies of most emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the emerging securities markets. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of a fund held in emerging market or other foreign countries. Governments in certain emerging market countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could have a significant adverse effect on market prices of securities and payment of dividends.

Investing in Fixed Income Securities

The funds may invest a portion of their total assets in fixed income securities. Fixed income securities are subject to interest rate risk, default risk and call and extension risk.

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing a fund to sustain losses on such investments. A default could impact both interest and principal payments. Because the funds invest only in investment grade fixed income securities, this risk is reduced.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise a right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise a right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a fund will suffer from the inability to invest in higher yield securities.

Credit Quality. Investment grade securities are those that are rated at least Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch or, if unrated, determined by the adviser to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa or A by Moody's or AAA, AA or A by Standard & Poor's, Duff or Fitch) or, if unrated, determined by the adviser to be of comparable credit quality. If a security is rated differently by two or more rating agencies, the adviser uses the highest rating to compute a fund's credit quality and also to determine the security's rating category. If the rating of a security held by a fund is downgraded below investment grade, the adviser will determine whether to retain that security in the fund's portfolio. Securities rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities.

Specific Risks

The following sections include descriptions of specific risks that are associated with a fund's purchase of a particular type of security or the utilization of a specific investment technique.

Common Stocks. The funds purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Small Capitalization Stocks. Small Cap Value Fund, Small Cap Growth Fund, Small/Mid Cap Growth Fund, Small Cap Tax-Sensitive Equity Fund and International Small Cap Fund invest primarily, and Large Cap Core Fund, Emerging Markets Core Equity Fund, International Core Equity Fund and World ex-U.S. Value Fund may invest to a lesser extent, in securities of small capitalization companies. Although investments in small capitalization companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investments in larger, more established companies. The securities of small companies may be subject to more volatile market movements than securities of larger, more established companies. Smaller companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. The securities of small capitalization companies may be traded only on the OTC market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by a fund of securities in order to meet redemptions or otherwise may require the fund to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

Convertible Securities. Each fund may invest in convertible debt and preferred stock. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Warrants. Each fund may purchase warrants. Warrants acquired by a fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

Depositary Receipts and Depositary Shares. Each fund may purchase depositary receipts and depositary shares. Depositary receipts and depositary shares are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities of a U.S. or foreign issuer. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary instruments and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities. Examples of such investments include, but are not limited to, American Depositary Receipts and Shares ("ADRs" and "ADSs"), Global Depositary Receipts and Shares ("GDRs" and "GDSs") and European Depositary Receipts and Shares ("EDRs" and "EDSs").

Investments in REITs. Each fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation under the Internal Revenue Code of 1986, as amended (the "Code").

Corporate Debt Obligations. Each fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

U.S. Government Securities. Each fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation), or
(d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently.

Sovereign Debt Obligations. Emerging Markets Core Equity Fund, International Core Equity Fund, International Small Cap Fund and World ex-U.S. Value Fund may invest in sovereign debt obligations. Investments in sovereign debt obligations involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a fund's net asset value, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Repurchase Agreements. Large Cap Core Fund, Small Cap Value Fund, Small Cap Growth Fund and Small/Mid Cap Growth Fund may each invest up to 10% of its net assets in repurchase agreements. Small Cap Tax-Sensitive Equity Fund may invest up to 15% of its net assets in repurchase agreements. Emerging Markets Core Equity Fund, International Core Equity Fund, International Small Cap Fund and World ex-U.S. Value Fund are not subject to any limits except that investments in repurchase agreements maturing in more than 7 days are subject to each fund's 15% limit on investments in illiquid securities. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by a fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the adviser.

Short Sales. Each fund may engage in short sales and short sales against the box. In a short sale, a fund sells a security it does not own in anticipation of a decline in the market value of the security. In a short sale against the box, a fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the fund delivers the security (or an identical security) to cover the short position. The fund receives the net proceeds from the short sale. When a fund enters into a short sale other than against the box, the fund must first borrow the security to make delivery to the buyer and must place cash or liquid assets in a segregated account that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of a fund's net assets.

Loans of Portfolio Securities. Subject to its investment restrictions, each fund (or Portfolio, as the case may be), except the Large Cap Core Portfolio, may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The rules of the New York Stock Exchange give a fund the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the adviser to be of good standing, and when, in the judgment of the adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

At the present time the staff of the SEC does not object if an investment company pays reasonable negotiated fees to the lending agent in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's trustees.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The funds may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where a fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default.

Restricted and Illiquid Securities. Each fund may invest up to 15% of its net assets in illiquid securities, although the Large Cap Core Fund, Small Cap Value Fund, Small Cap Growth Fund, Small/Mid Cap Growth Fund and Small Cap Tax-Sensitive Fund invest in these securities only on an occasional basis. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

The Board of Trustees has adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Trustees however retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments in Other Investment Companies. Each fund is permitted to invest up to 10% of its total assets in shares of registered investment companies and up to 5% of its total assets in any one registered investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. The funds may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, Standard & Poor's Depositary Receipts ("SPDRs") are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

Portfolio Turnover and Short-Term Trading. Although it is not the policy of any fund to purchase or sell securities for trading purposes, the funds place no restrictions on portfolio turnover and will sell a portfolio security without regard to the length of time such security has been held if, in the adviser's view, the security meets the criteria for disposal. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by a fund and thus indirectly by its shareholders. It may also result in a fund's realization of larger amounts of short-term capital gains, distributions from which are taxable to shareholders as ordinary income.

The portfolio turnover rate for each fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. The table below explains any significant variation in the funds' portfolio turnover rate for the years ended September 30, 2005 and 2006, or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:

   Fund                                        2006(1)     2005
   ------------------------------------------------------------
   Large Cap Core Fund                          103%        85%
   Small Cap Value Fund                         123%        70%
   Small Cap Growth Fund                        166%       135%
   Small Cap Tax-Sensitive Equity Fund          169%       137%

(1) The funds' portfolio turnover rates increased in 2006 because the portfolio managers reacted to improved market conditions by selling some securities that had either reached their target prices or selling securities so that the funds could purchase other securities that the portfolio managers believed had higher growth potential. In addition, there was a higher level of purchases into the funds in 2006.

Temporary Defensive Investments. Notwithstanding a fund's investment objective, each fund may on occasion, for temporary defensive purposes to preserve capital or to meet redemption requests, hold part or all of its assets in cash and investment grade money market instruments (i.e., securities with maturities of less than one year) and short-term debt securities (i.e., securities with maturities of one to three years). Each fund may also invest uncommitted cash and cash needed to maintain liquidity for redemptions in investment grade money market instruments and short-term debt securities. Each fund is limited to investing up to 20% of its net assets in investment grade fixed income securities under normal circumstances. Although the Emerging Markets Core Equity Fund may invest in fixed income securities of any quality, the Fund will not invest more than 5% of its net assets in below investment grade securities at the time of investment.

The money market instruments and short-term debt securities in which the funds may invest consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; instruments (including negotiable certificates of deposit, non-negotiable fixed time deposits and bankers' acceptances) of U.S. banks and foreign banks; repurchase agreements; and prime commercial paper of U.S. companies and foreign companies.

Money market instruments in which the funds invest will be rated at the time of purchase P-1 by Moody's or A-1 or Duff-1 by Standard & Poor's, Duff and Fitch or, if unrated, determined by the adviser to be of comparable quality. At least 95% of each fund's assets invested in short-term debt securities will be rated, at the time of investment, Aaa, Aa, or A by Moody's or AAA, AA, or A by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the adviser. Up to 5% of each fund's total assets invested in short-term debt securities may be invested in securities which are rated Baa by Moody's or BBB by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the adviser.

                     INVESTMENT TECHNIQUES AND RELATED RISK

Strategic and Derivative Transactions. Each fund may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific equity or fixed income market movements) or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each fund may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing their investment objectives, each fund may purchase and sell (write) exchange-listed and OTC put and call options on securities, equity indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into currency transactions such as forward foreign currency exchange contracts, cross-currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to seek to protect a fund's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time and, to the extent necessary, the funds will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating a fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the adviser believes that Large Cap Core Fund is underweighted in cyclical stocks and overweighted in consumer stocks, Large Cap Core Fund may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the fund's net loss exposure.

The ability of a fund to utilize Strategic Transactions successfully will depend on the adviser's ability to predict pertinent market and currency and interest rate movements, which cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The funds' activities involving Strategic Transactions may be limited in order to enable the funds to satisfy the requirements of the Code for qualification as a regulated investment company.

Risks of Strategic and Derivative Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The risks associated with the funds' transactions in options, futures and other types of derivative securities including swaps may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. The writing of put and call options may result in losses to the funds, force the purchase or sale, respectively of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the funds can realize on their respective investments or cause the funds to hold a security they might otherwise sell or sell a security they might otherwise hold. The use of currency transactions by a fund can result in the fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. The writing of options could significantly increase a fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the funds might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a fund in writing options and entering into futures transactions is potentially unlimited; however, as described above, each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of a fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

Risks of Strategic and Derivative Transactions Outside the United States. When conducted outside the United States and especially in emerging markets, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a fund's assets in special accounts, as described below under "Use of Segregated Accounts."

A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised) the underlying security, commodity, index, or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised) the underlying instrument at the exercise price. A fund may purchase a call option on a security, currency, futures contract, index or other instrument to seek to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The funds are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The funds will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. OTC options purchased by the funds and portfolio securities "covering" the amount of the funds' obligation pursuant to an OTC option sold by them (the cost of the sell-back plus the in-the-money amount, if any) are subject to the funds' restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Board of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The funds will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the adviser.

If a fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale (writing) of put options can also provide income.

Each fund may purchase and sell (write) call options on equity securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All call options sold by the funds must be "covered" (i.e., the fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help offset any loss, the fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call option sold by a fund also exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

Each fund may purchase and sell (write) put options on equity securities and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices. Each fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, the funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian) upon conversion or exchange of other securities in their portfolios.

General Characteristics of Futures. Each fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Emerging Markets Core Equity Fund, International Core Equity Fund, International Small Cap Fund and World ex-U.S. Value Fund may enter into futures contracts which are based upon indices of foreign securities, such as the CAC40 or Nikkei 225. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a fund, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

The funds' use of financial futures and options thereon will in all cases be consistent with currently applicable regulatory requirements and, in particular, the regulations of the Commodity Futures Trading Commission (the "CTFC"), which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with its custodian for the benefit of a futures commission merchant (or directly with the Futures Commission merchant), as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the funds. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions. The funds may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the adviser.

The funds' transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic and Derivative Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

Each fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the fund has or in which the fund expects to have portfolio exposure. For example, a fund may hold a South Korean security and the adviser may believe that the Korean won will deteriorate against the Japanese yen. The fund would sell Korean won to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Korean won, although it would expose the fund to declines in the value of the Japanese yen relative to the U.S. dollar.

To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the fund's securities denominated in linked currencies. For example, if the adviser considers that the British pound is linked to the euro, a fund holds securities denominated in pounds and the adviser believes that the value of pounds will decline against the U.S. dollar, the adviser may enter into a contract to sell euros and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the funds if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the funds are engaging in proxy hedging. If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors, Spreads and Collars. Among the Strategic Transactions into which each of the funds may enter are interest rate, currency rate and index swaps and the purchase or sale of related caps, floors, spreads and collars. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The funds may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where a fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. A collar or a spread is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

The funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. The funds will not enter into any swap, cap, floor, spread or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the adviser. If there is a default by the Counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, spreads and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors, spreads and collars are considered illiquid for purposes of each fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees has adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors, spreads and collars. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors, spreads and collars are illiquid, and are subject to each fund's limitation on investing in illiquid securities.

Combined Transactions. Each fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple swap transactions, and multiple interest rate transactions, structured notes and any combination of futures, options, swaps, currency, multiple currency transactions (including forward currency contracts) and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the adviser it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Use of Segregated Accounts. Each fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. A fund will not enter into Strategic Transactions that expose the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. A fund may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other liquid assets on the fund's records or in a segregated account in the amount prescribed. If the market value of these securities declines or the fund's obligations on the underlying Strategic Transaction increases, additional cash or liquid securities will be segregated daily so that the aggregate market value of the segregated securities is at least equal to the amount of the fund's obligations on the underlying Strategic Transactions. Segregated assets would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

Eurodollar Contracts. Each fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Short-Term Trading. Each fund will sell a portfolio security without regard to the length of time that security has been held if, in the adviser's view, the security meets the criteria for disposal.

Portfolio Diversification and Concentration. Each fund is diversified, which generally means that, with respect to 75% of its total assets (i) no more than 5% of the fund's total assets may be invested in the securities of a single issuer and (ii) each fund will purchase no more than 10% of the outstanding voting securities of a single issuer. The funds will not concentrate (invest 25% or more of their total assets) in the securities of issuers in any one industry. The funds' policies concerning diversification and concentration are fundamental and may not be changed without shareholder approval.

                             INVESTMENT RESTRICTIONS

The funds and the Portfolios have adopted the following fundamental policies. Each fund's and Portfolio's fundamental policies cannot be changed unless the change is approved by a "vote of the outstanding voting securities" of the fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund or the Portfolio are present or represented by proxy, or
(ii) more than 50% of the outstanding voting securities of the fund or the Portfolio. A fund's non-fundamental policies may be changed by the Board of Trustees, without shareholder approval, in accordance with applicable laws, regulations or regulatory policy.

Large Cap Core Fund and Large Cap Core Portfolio. As a matter of fundamental policy, the Large Cap Core Portfolio (Large Cap Core Fund) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. government securities.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
      (fund) may be deemed to be an underwriter under the Securities Act of 1933.

3.    Purchase real estate or real estate mortgage loans.

4. Purchase securities on margin (except that the Portfolio (fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts (except futures contracts and options on such futures contracts and foreign currency exchange transactions).

6. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Portfolio
      (fund) may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8. Make loans of portfolio securities, except that the Portfolio (fund) may enter into repurchase agreements and except that the fund may enter into repurchase agreements with respect to 10% of the value of its net assets.

The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval, in accordance with applicable laws, regulations or regulatory policy. The Large Cap Core Portfolio (Large Cap Core Fund) may not:

      a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

      b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

      c. Invest more than 15% of its net assets in securities which are illiquid.

      d. Purchase additional securities if the fund's borrowings exceed 5% of its net assets (this restriction is fundamental with respect to the fund, but not the Portfolio).

Small Cap Value Fund and Small Cap Value Portfolio. As a matter of fundamental policy, Small Cap Value Portfolio (Small Cap Value Fund) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Portfolio's (fund's) investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the Portfolio's (fund's) total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets,
      (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Portfolio (fund) may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
      (fund) may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the Portfolio (fund) may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio (fund) as a result of the ownership of securities.

6. Purchase securities on margin (except that the Portfolio (fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7.    Purchase or sell commodities or commodity contracts, except the Portfolio
      (fund) may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Portfolio's (fund's) investment policies.

8. Make loans, except that the Portfolio (fund) (1) may lend portfolio securities in accordance with the Portfolio's (fund's) investment policies up to 33 1/3% of the Portfolio's (fund's) total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Portfolio's (fund's) total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio (fund).

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval in accordance with applicable laws, regulations or regulatory policy. Small Cap Value Portfolio (Fund) may not:

      a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

      b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

      c. Invest more than 15% of its net assets in securities which are illiquid.

Small Cap Growth Fund and Small Cap Growth Portfolio. As a matter of fundamental policy, Small Cap Growth Portfolio (Small Cap Growth Fund) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Portfolio's (fund's) investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the Portfolio's (fund's) total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets,
      (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Portfolio (fund) may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
      (fund) may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the Portfolio (fund) may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio (fund) as a result of the ownership of securities.

6. Purchase securities on margin (except that the Portfolio (fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7.    Purchase or sell commodities or commodity contracts, except the Portfolio
      (fund) may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Portfolio's (fund's) investment policies.

8. Make loans, except that the Portfolio (fund) (1) may lend portfolio securities in accordance with the Portfolio's (fund's) investment policies up to 33 1/3% of the Portfolio's (fund's) total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Portfolio's (fund's) total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio (fund).

The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval in accordance with applicable laws, regulations or regulatory policy. Small Cap Growth Portfolio (Small Cap Growth Fund) may not:

      a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

      b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

      c. Invest more than 15% of its net assets in securities which are illiquid.

      d. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

Small/Mid Cap Growth Fund. As a matter of fundamental policy, Small/Mid Cap Growth Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

3.    Purchase real estate or real estate mortgage loans.

4. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts except that the fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

6. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the fund may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

The following restrictions are not fundamental policies and may be changed by the Trustees of the Trust without investor approval, in accordance with applicable laws, regulations or regulatory policy. Small/Mid Cap Growth Fund may not:

      a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

      b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

      c. Invest more than 15% of its net assets in securities which are illiquid.

      d. Purchase additional securities if the fund's borrowings exceed 5% of its net assets (this restriction is fundamental with respect to the fund, but not the Portfolio).

Small Cap Tax-Sensitive Equity Fund. As a matter of fundamental policy, Small Cap Tax-Sensitive Equity Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; provided, however, that the fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the fund.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value
      (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933; provided, however, that the fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the fund.

5. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

      a. such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or

      b. such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund; provided, however, that the fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the fund.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. Small Cap Tax-Sensitive Equity Fund may not:

      c. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

      d. Purchase securities of any other investment company except as permitted by the 1940 Act.

      e. Invest more than 15% of its net assets in securities which are illiquid.

      f. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

Emerging Markets Core Equity Fund. As a matter of fundamental policy, Emerging Markets Core Equity Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value
      (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and
      (iv) the Fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call options, warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

8. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval in accordance with applicable laws, regulations or regulatory policy. The Fund may not:

      a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

      b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

      c. Invest more than 15% of its net assets in securities which are illiquid.

International Core Equity Fund and International Core Equity Portfolio. As a matter of fundamental policy, the International Core Equity Portfolio (International Core Equity Fund) may not:

1. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities and other investment companies) or acquire more than 10% of the outstanding voting securities of any issuer.

2. Issue senior securities, borrow money or pledge or mortgage its assets, except that the Portfolio (fund) may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Portfolio (fund) may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

3.    The Portfolio (fund) may not make loans, except that the Portfolio (fund)
      (1) may lend portfolio securities in accordance with the Portfolio's (fund's) investment policies up to 33 1/3% of the Portfolio's (fund's) total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

4. Invest more than 25% of the current value of its total assets in any single industry (not including obligations of the U.S. Government or its agencies and instrumentalities).

5. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Portfolio
      (fund) may be deemed to be an underwriter under the Securities Act of 1933.

6.    Purchase real estate or real estate mortgage loans, although the Portfolio
      (fund) may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

7. Purchase securities on margin (except that the Portfolio (fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

8. Purchase or sell commodities or commodity contracts, except that the Portfolio (fund) may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The International Core Equity Fund (International Core Equity Portfolio) may not:

      a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

      b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

      c.    Invest more than 15% of its assets in securities which are illiquid.

International Small Cap Fund and International Small Cap Portfolio. As a matter of fundamental policy, International Small Cap Portfolio (International Small Cap Fund) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the Portfolio's (fund's) total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets,
      (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Portfolio (fund) may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
      (fund) may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the Portfolio (fund) may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the Portfolio (fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7.    Purchase or sell commodities or commodity contracts, except the Portfolio
      (fund) may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the Portfolio's (fund's) investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Portfolio's (fund's) total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio (fund).

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval in accordance with applicable laws, regulations or regulatory policy. The International Small Cap Portfolio (Fund) may not:

      a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

      b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

      c. Invest more than 15% of its net assets in securities which are illiquid.

World ex-U.S. Value Fund. As a matter of fundamental policy, World ex-U.S. Value Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value
      (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and
      (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 5% of the outstanding voting securities of such issuer being held by the fund.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval in accordance with applicable laws, regulations or regulatory policy. The World ex-U.S. Value Fund may not:

      a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

      b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

      c. Invest more than 15% of its net assets in securities which are illiquid.

                         * * * * * * * * * * * * * * * *

Notwithstanding any other fundamental or non-fundamental investment restriction or policy, the Large Cap Core, Small Cap Value, Small Cap Growth, Small Cap Tax-Sensitive Equity, Emerging Markets Core Equity Fund, International Small Cap, International Core Equity and World ex-U.S. Value Funds may each invest all of its assets in the securities of a single open-end registered investment company with substantially the same fundamental investment objectives, restrictions and policies as the fund.

If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a fund's assets will not constitute a violation of the restriction. This statement does not apply to investments in illiquid securities or any borrowing.

For purposes of each fund's fundamental investment restriction regarding industry concentration, the adviser generally classifies issuers by industry in accordance with classifications set forth in the Director of Companies Filing Annual Reports with the SEC. In the absence of such classification or if the adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the adviser may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                          PORTFOLIO HOLDINGS DISCLOSURE

The Board of Trustees has adopted policies and procedures relating to disclosure of a fund's portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.

Generally, the adviser will make a fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. The adviser normally will publish a fund's full portfolio holdings thirty (30) days after the end of each month and fifteen (15) days after the end of each calendar quarter. Such information shall be made available on the Trust's website (www.melloninstitutionalfunds.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request.

The Trust's Chief Compliance Officer, or in her absence, an authorized designee within the Trust's compliance department, is authorized to approve the disclosure of a fund's full portfolio holdings or other information prior to the date such information is generally made public to certain entities, including rating agencies, plan sponsors, prospective separate account clients, consultants and other financial intermediaries. Third parties must agree to limit the use of that information: (i) pursuant to a confidentiality agreement,
(ii) for a legitimate business purpose which does not conflict with the interests of a fund's shareholders, (iii) only for such authorized purpose, and
(iv) not to trade on such information. The Trust's Chief Compliance Officer or designee will make a determination before entering into any agreement with a third party that such arrangement will not be detrimental to the interests of the fund's shareholders.

As of the date of this statement of additional information, the adviser has no such arrangements.

Except as described above, a fund does not provide or permit others to provide information about the fund's portfolio holdings on a selective basis. However, the policy is not intended to prevent the disclosure of any and all portfolio information to a fund's service providers who generally need access to such information in the performance of their contractual duties and responsibilities. These service providers include the adviser, the Trust's custodian, fund accounting agent, principal underwriter, auditors or counsel to the fund and its service providers, as well as internal audit personnel of affiliates of the adviser, and are subject to duties of confidentiality imposed by law and/or contract. Neither the adviser nor any fund receives any compensation or other consideration from these arrangements for the release of the funds' portfolio holdings information.

The Board of Trustees has approved this portfolio holdings disclosure policy and exercises oversight by requiring the Trust's Chief Compliance Officer to provide reports, at least annually, on its implementation and also requires that the Trust's Chief Compliance Officer monitor compliance with the policy.

In addition, each fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of a fund's fiscal quarter.

                                   MANAGEMENT

Trustees and Officers of the Trust and Portfolio Trust

The Board of Trustees has established the investment objective and policies which govern each fund's and each Portfolio's operation. The Board has appointed officers of the Trust and Portfolio Trust who conduct the day-to-day business of each fund. The Board, however, remains responsible for ensuring that each fund is operating consistently according to its objective and policies and requirements of the federal securities laws. The trustees and executive officers of the Trust are listed below. The trustees of the

Portfolio Trust are identical to the trustees of the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of the funds' adviser, TBCAM or its affiliates.

                                                                              Number of
                                 Term of                                     Portfolios
Name, Address and               Office and                                    in Fund
(Age)                           Length of                                      Complex          Other
Position with the Trust            Time      Principal Occupation(s)          Overseen      Directorships
or Portfolio Trust               Served*     During Past 5 Years             by Trustee   Held by Trustees
----------------------------------------------------------------------------------------------------------
                                                 Independent Trustees

Samuel C. Fleming (66),         Since 1986    Chairman Emeritus, Decision        30             None
Trustee                                         Resources, Inc. ("DRI")
c/o Decision Resources, Inc.                  (biotechnology research and
260 Charles Street                             consulting firm); formerly
Waltham, MA  02453                               Chairman of the Board
                                              and Chief Executive Officer,
                                                          DRI

Benjamin M. Friedman (62),      Since 1989       William Joseph Maier,           30             None
Trustee                                         Professor of Political
c/o Harvard University                                  Economy,
Littaver Center 127                                Harvard University
Cambridge, MA  02138

John H. Hewitt (71), Trustee    Since 1986    Trustee, Mertens House, Inc.       30             None
P.O. Box 2333                                          (hospice)
New London, NH  03257

Caleb Loring III (63),          Since 1986       Trustee, Essex Street           30             None
Trustee                                      Associates (family investment
c/o Essex Street Associates                          trust office)
P.O. Box 5600
Beverly, MA  01915

                                                  Interested Trustees

**Patrick J. Sheppard (41),     Since 2003   President and Chief Operating       30             None
Trustee, President                           Officer of The Boston Company
and Chief Executive Officer,                    Asset Management, LLC;
The Boston Company Asset                         formerly Senior Vice
Management, LLC,                             President and Chief Operating
One Boston Place                                 Officer, Mellon Asset
Boston, MA  02108                             Management ("MAM"); formerly
                                                Vice President and Chief
                                                Financial Officer, MAM.

                                                                              Number of
                                 Term of                                     Portfolios
Name, Address and               Office and                                    in Fund
(Age)                           Length of                                      Complex          Other
Position with the Trust            Time      Principal Occupation(s)          Overseen      Directorships
or Portfolio Trust               Served*     During Past 5 Years             by Trustee   Held by Trustees
----------------------------------------------------------------------------------------------------------
                           Interested Principal Officers who are not Trustees

Barbara A. McCann (45),         Since 2003     Senior Vice President and         N/A             N/A
Vice President and                             Head of Operations, Mellon
Secretary, Mellon Asset                        Asset Management ("MAM"),
Management,                                       formerly First Vice
One Boston Place                               President, MAM and Mellon
Boston, MA  02108                                  Global Investments

Steven M. Anderson (41),           Vice        Vice President and Mutual         N/A             N/A
Vice President and              President       Funds Controller, Mellon
Treasurer, Mellon Asset        since 1999;     Asset Management; formerly
Management,                     Treasurer     Assistant Vice President and
One Boston Place                since 2002      Mutual Funds Controller,
Boston, MA  02108                                Standish Mellon Asset
                                                 Management Company LLC

Denise B. Kneeland (55),        Since 1996      First Vice President and         N/A             N/A
Assistant Vice President,                        Manager, Mellon Asset
Mellon Asset Management,                       Management; formerly Vice
One Boston Place                             President and Manager, Mutual
Boston, MA  02108                              Funds Operations, Standish
                                                Mellon Asset Management
                                                      Company LLC

Mary T. Lomasney (49)           Since 2005    First Vice President, Mellon       N/A             N/A
Chief Compliance Officer                       Asset Management and Chief
Mellon Asset Management,                       Compliance Officer, Mellon
One Boston Place                              Funds Distributor, L.P. and
Boston, MA  02108                              Mellon Optima L/S Strategy
                                              Fund LLC; formerly Director,
                                              Blackrock, Inc., Senior Vice
                                                President, State Street
                                             Research & Management Company
                                               ("SSRM"), Vice President,
                                                          SSRM

* Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.

** Mr. Sheppard is an "interested Trustee," as defined in the 1940 Act due to his position as President and Chief Operating Officer of TBCAM.

The Trust and the Portfolio Trust each have three standing committees of the Board - a Committee of the Independent Trustees, an Audit Committee and a Nominating Committee. Messrs. Fleming, Friedman, Loring and Hewitt, each a Trustee who is not an "interested" person of the Trust ("Independent Trustee"), serve on the Committee of the Independent Trustees, the Audit Committee and the Nominating Committee. The functions of the Committee of Independent Trustees include requesting that the funds' investment adviser(s) and principal underwriter furnish such information as may reasonably be necessary to evaluate:
(i) the performance of the funds' investment adviser(s) and principal underwriter; (ii) the terms of the investment advisory and distribution agreements, and any advisory fees, distribution fees, service fees or sales charges to be paid by the funds or its investors; and
(iii) the resources, qualifications and profitability of the funds' investment adviser(s) and principal underwriter, recommending to the Board the selection, retention or termination of the funds' investment adviser(s) and principal underwriter and the compensation to be paid thereto, reviewing periodically the size and composition of the Board of Trustees and its governance procedures and recommending any such changes to the full Board of Trustees, reviewing periodically the compensation of Independent Trustees and making such adjustments as appropriate, and reviewing the responsibilities, size and composition of committees of the Board of Trustees, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make such recommendations to the full Board of Trustees as the Committee shall deem appropriate. The functions of the Audit Committee include recommending independent auditors to the Board, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Independent Trustees. The Board of Trustees does not currently consider candidates proposed for nomination by the shareholders for election as Trustees.

During the most recently completed fiscal year for the Trust and the Portfolio Trust, the Trust's Board of Trustees held 7 meetings and the Portfolio Trust's Board of Trustees held 7 meetings. The Committee of Independent Trustees held 6 meetings, the Audit Committee held 4 meetings and the Nominating Committee held 0 meetings.

Set forth below is the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2006:

                                                     Aggregate Dollar Range of
                                                     Equity Securities in All
                                                      Registered Investment
                                                      Companies Overseen by
                         Dollar Range of Equity       Trustee in the Mellon
                       Securities in the Trust or   Institutional Funds Family
  Name of Trustee            Portfolio Trust                 of Funds
------------------------------------------------------------------------------
                             Independent Trustees

  Samuel C. Fleming           Over $100,000                Over $100,000

Benjamin M. Friedman          Over $100,000                Over $100,000

   John H. Hewitt             Over $100,000                Over $100,000

  Caleb Loring, III        $10,001 to $50,000           $10,001 to $50,000

                             Interested Trustees

 Patrick J. Sheppard          Over $100,000                Over $100,000

Compensation of Trustees and Officers

Neither the Trust nor the Portfolio Trust pays compensation to the Trustees of the Trust or the Portfolio Trust that are affiliated with TBCAM or to the Trust's and Portfolio Trust's officers, except that a portion of the compensation of the Trust's Chief Compliance Officer, as approved by the Independent Trustees, is borne by the Trust. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the fund's shares) with the Trust or the Portfolio Trust during the calendar year ended December 31, 2006, except that certain Trustees and officers who are directors and officers of TBCAM may, from time to time, purchase additional shares of common stock of Mellon Financial Corporation ("Mellon"), the publicly traded indirect parent company of TBCAM.

The following table sets forth all compensation paid to the Trust's and the Portfolio Trust's trustees as of each fund's calendar year ended December 31, 2006:

                      Aggregate Compensation from the Funds

                                                                                                            Pension
                                                                                                              or
                                                                                                            Retire-      Total
                                                                                                             ment     Compensation
                                                             Small                                          Benefits   from Funds
                                                              Cap     Emerging  Interna-   Inter-    World   Accrued      and
                         Large   Small   Small  Small/Mid     Tax-     Markets   tional   national    ex-    as Part   Portfolio
                          Cap     Cap     Cap      Cap     Sensitive    Core      Core      Small    U.S.      of       & Other
                         Core    Value  Growth   Growth     Equity     Equity    Equity      Cap     Value   Funds'     Funds in
    Name of Trustee     Fund**  Fund**  Fund**    Fund       Fund       Fund     Fund**    Fund**    Fund    Expense    Complex*
----------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming       $1,340  $4,547  $1,276    $ 648     $ 3,699     $ 0      $ 8,985   $7,315   $1,069      0       $ 56,750
Benjamin M. Friedman    $1,340  $4,547  $1,276    $ 648     $ 3,699     $ 0      $ 8,985   $7,315   $1,069      0       $ 56,750
John H. Hewitt          $1,340  $4,547  $1,276    $ 648     $ 3,699     $ 0      $ 8,985   $7,315   $1,069      0       $ 56,750
Caleb Loring, III       $1,412  $4,959  $1,334    $ 680     $ 3,951     $ 0      $10,147   $8,221   $1,138      0       $ 61,750
Patrick J. Sheppard***       0       0       0        0           0       0            0        0      N/A      0              0

* As of the date of this Statement of Additional Information there were 30 funds in the fund complex.

** The fund bears its pro rata allocation of trustees' fees paid by its corresponding Portfolio to the trustees of the Portfolio Trust.

***   Mr. Sheppard is not compensated by the funds.

Material Relationships of the Independent Trustees

For the purposes of the statements below: the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which TBCAM or any of its affiliates, such as Standish Mellon Asset Management Company LLC, acts as investment adviser. For example, the related funds include all of the funds for which a subsidiary of Mellon serves as an investment adviser.

As of December 31, 2006, none of the Independent Trustees, nor any of the members of their immediate family, beneficially own any securities issued by TBCAM or any other entity in a control relationship to TBCAM. During the calendar years of 2005 and 2006, none of the Independent Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in TBCAM or any other entity in a control relationship to TBCAM. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each, a "fund-related party"): (i) the funds, (ii) an officer of any of the funds, (iii) a related fund, (iv) an officer of any related fund, (v) TBCAM; (vi) any affiliate of TBCAM; or (vii) an officer of any such affiliate.

During the calendar years 2005 and 2006, none of the Independent Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $120,000) with any fund-related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

None of the Trust's or Portfolio Trust's Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of:
(i) the Trust or Portfolio Trust, (ii) an officer of the Trust or Portfolio Trust, (iii) a related fund, (iv) an officer of any related fund, (v) TBCAM, or
(vi) any other entity in a control relationship to the Trust or Portfolio Trust.

Certain Shareholders

At January 4, 2007, the Trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each fund. Also at that date, no person beneficially owned 5% or more of the then outstanding shares of any fund except:

Large Cap Core Fund

                                                               Percentage of
                                                               Outstanding
Name and Address                                               Shares
----------------------------------------------------------------------------
SEI Private Trust Company                                         40.94%*
C/O Mellon Bank
Attn: Mutual Fund Administrator
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                                         30.99%*
C/O Mellon Bank
Attn: Mutual Fund Administrator
One Freedom Valley Drive
Oaks, PA 19456

Mars & Co.                                                         5.19%
C/O Investors Bank & Trust
PO Box 9130 FPG90
Boston, MA 02117-9130

Small Cap Value Fund

                                                               Percentage of
                                                               Outstanding
Name and Address                                               Shares
----------------------------------------------------------------------------
National Financial Services Corp for the Exclusive                21.01%
Benefit of our Customers PO Box 3908 Church Street Station
Attn: Latanya Brown
New York, NY 1008-3908

Patterson & Co. Omnibus C/C/C                                      7.40%
1525 West W.T Harris Blvd.
Charlotte, NC 28288-0001

Calhoun & Co.                                                      6.34%
PO Box 75000
Detroit, MI 48275-0001

T. Rowe Price Retirement Plan Services Inc.                        5.92%
FBO: Retirement Plan Clients
4514 Painters Mill Road
Owings Mills, MD 2117-4905

Small Cap Growth Fund

                                                               Percentage of
                                                               Outstanding
Name and Address                                               Shares
----------------------------------------------------------------------------
Ameriprise Trust Company                                          19.57%
FBO: Ameriprise Trust Retirement Services Plans
50534 AXP Financial Center
Minneapolis, MN 55474-0505

Mercer Trust Company TTEE                                         19.50%
FBO: Ogilvy & Mather Profit Sharing
Retirement and 401(K) Plan
One Investors Way MS N-6-G
Norwood, MA 02062-1599

Keybank NA FBO Rainbow Hospital                                    5.79%
4900 Tiedeman Road
Cleveland, OH 44144-2338

SEI Private Trust Company                                          5.21%
C/O Mellon Bank
Attn: Mutual Fund Administrator
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                                          5.20%
C/O Mellon Bank
Attn: Mutual Fund Administrator
One Freedom Valley Drive
Oaks, PA 19456

Small/Mid Cap Growth Fund

                                                               Percentage of
                                                               Outstanding
Name and Address                                               Shares
----------------------------------------------------------------------------
FM Global Pension Plan - Equities                                 49.36%*
Attn: Kim Adams
PO Box 9198
225 Wyman Street
Waltham, MA 02454-9198

Pearlreef & Co.                                                   33.02%*
C/O State Street Bank
Attn: Joseph Rooney
200 Newport Avenue
Quincy, MA 02171-2101

Beth Israel Anesthesia FDTN Inc.                                   5.58%
Attn: Elizabeth Black
330 Brookline Avenue
Boston, MA 02215-5400

Small Cap Tax-Sensitive Equity Fund

                                                               Percentage of
                                                               Outstanding
Name and Address                                               Shares
----------------------------------------------------------------------------
Charles Schwab-Co Inc.                                            67.12%*
Special Custody Account For the Benefit of Customers
101 Montgomery Street
Attn: Mutual Funds
San Francisco, CA 94104-4154

SEI Private Trust Company C/O Mellon Bank                          5.15%
Attn: Mutual Fund Administrator
One Freedom Valley Drive
Oaks, PA 19456

Emerging Markets Core Equity Fund

                                                               Percentage of
                                                               Outstanding
Name and Address                                               Shares
----------------------------------------------------------------------------
MBC Investments Corporation                                       90.00%*
Two Greenville Crossing
4001 Kennett Pike Suite 218
Greenville, DE 19807-2029

International Core Equity Fund

                                                               Percentage of
                                                               Outstanding
Name and Address                                               Shares
----------------------------------------------------------------------------
National Financial Services Corp for the Exclusive                 7.80%
Benefit of our Customers PO Box 3908 Church Street Station
Attn: Latanya Brown
New York, NY 1008-3908

International Small Cap Fund

                                                               Percentage of
                                                               Outstanding
Name and Address                                               Shares
----------------------------------------------------------------------------
Factory Mutual Insurance Company                                  14.98%
225 Wyman Street
PO Box 9198
Waltham, MA 02454-9198

Charles Schwab-Co Inc.                                            12.41%
Special Custody Account For the Benefit of Customers
101 Montgomery Street
Attn: Mutual Funds
San Francisco, CA 94104-4154

Atwell & Co.                                                      11.24%
499 Washington Blvd.
Jersey City, NJ 07310-1995

National Financial Services Corp for the Exclusive                 7.14%
Benefit of our Customers PO Box 3908 Church Street Station
Attn: Latanya Brown
New York, NY 1008-3908

SEI Private Trust Co.                                              6.14%
C/O M&T Bank
Attn: Mutual Fund Administration
One Freedom Valley Drive
Oaks, PA 19456

World ex-U.S. Value Fund

                                                               Percentage of
                                                               Outstanding
Name and Address                                               Shares
----------------------------------------------------------------------------
University of Montana Foundation                                  25.54%*
600 Connell Avenue
Missoula, MT 59801

State Street Bank & Trust TTEE Of Pacificorp Bargaining VEBA      25.23%*
Attn: Stephen Medeiros
525 William Penn Place
Pittsburgh, PA 15230-3198

Mac & Co.                                                         19.07%
Mutual Fund Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

Variety Children's Hospital D/B/A Miami Children's Hospital       17.62%
3100 SW 62ND Avenue
Miami, FL 33155-3009

Strafe & Co.                                                       5.43%
FAO Trinity Med CTR Funded DEPR CUST/AGY
340 S Cleveland Avenue BLDG 350
Westerville, OH 43081-8917

* Because the shareholder beneficially owned more than 25% of the then outstanding shares of the indicated Fund, the shareholder was considered to control such fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such fund will be approved or disapproved.

Investment Adviser

Effective July 1, 2003, TBCAM replaced Standish Mellon as investment adviser to the Large Cap Core Portfolio, Small Cap Value Portfolio, Small Cap Growth Portfolio, Small/Mid Cap Growth Fund, Small Cap Tax-Sensitive Equity Fund, International Core Equity Portfolio and International Small Cap Portfolio by assuming all of Standish Mellon's responsibilities and rights under the investment advisory agreement between the funds, the portfolios and Standish Mellon. The services provided to the funds and the portfolios pursuant to the investment advisory agreement after July 1, 2003 are the same as the services previously provided by Standish Mellon to the funds and the portfolios. Pursuant to an agreement between TBCAM and Standish Mellon, TBCAM has engaged Standish Mellon to continue to provide, but on TBCAM's behalf, certain administrative, compliance and shareholder service functions previously provided by Standish Mellon directly. TBCAM has acted as investment adviser to Emerging Markets Core Equity Fund and World ex-U.S. Value Fund since each fund commenced operations on July 10, 2006 and November 15, 2004, respectively.

TBCAM is registered as an investment adviser under the Investment Advisers Act of 1940. TBCAM is a wholly owned indirect subsidiary of Fixed Income (MA) Trust ("FIMA"), a trust company, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. FIMA is a majority owned subsidiary of Fixed Income
(DE) Trust (FIDE), a trust company, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. FIDE is a wholly owned subsidiary of Mellon. The following constitute the members of the Board of Directors of TBCAM: Corey Griffin; Edward Ladd; Phil Maisano; John Nagorniak; Ron O'Hanley; Patrick Sheppard and Scott Wennerholm.

Mellon is a global financial services company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended.

Mellon is one of the world's leading providers of asset management, trust, custody and benefits consulting services and offers a comprehensive array of banking services for individuals and corporations. Mellon is among the largest bank holding companies in the United States based on total assets.

On December 4, 2006, Mellon and The Bank of New York Company, Inc. ("BNY") announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, TBCAM, currently a wholly-owned subsidiary of Mellon, would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY's and Mellon's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon and BNY expect the transaction to be completed in the third quarter of 2007.

Subject to the supervision and direction of the Trustees of the Trust and the Portfolio Trust, the adviser recommends investment decisions, places orders to purchase and sell securities and permits the Portfolios and the funds to use the name "The Boston Company." In addition to those services, the adviser provides the funds (but not the Portfolios) with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. Under the investment advisory agreements, the adviser is paid a fee for its services based upon a percentage of the fund's or the applicable Portfolio's average daily net asset value computed as set forth below. The advisory fees are payable monthly.

                          Contractual Advisory Fee Rate
               Fund (as a percentage of average daily net assets)
               --------------------------------------------------

Large Cap Core Portfolio                 0.50%
Small Cap Value Portfolio                0.80%
Small Cap Growth Portfolio               0.80%
Small/Mid Cap Growth Fund                0.60%
Small Cap Tax-Sensitive Equity Fund      0.80%
Emerging Markets Core Equity Fund        1.10%
International Core Equity Portfolio(1)   0.80% of the first $500 million
                                         0.75% of the next $500 million
                                         0.70% of the next $500 million
                                         0.60% of the next $500 million
                                         0.50% of over $2 billion
International Small Cap Portfolio        1.00%
World ex-U.S. Value Fund                 0.75%

(1) Effective November 1, 2006, two additional asset level breakpoints were introduced into the advisory fee arrangement.

During the last fiscal year ended September 30, 2006 and the previous two fiscal years ended September 30, 2005 and 2004, the funds and the Portfolios paid advisory fees in the following amounts:

                Fund                      2004           2005            2006
                ----                      ----           ----            ----
Large Cap Core Fund                       N/A             N/A             N/A
Large Cap Core Portfolio              $   298,188     $   277,529     $   245,583
Small Cap Value Fund                      N/A             N/A             N/A
Small Cap Value Portfolio             $   441,974     $   949,016     $ 2,997,416
Small Cap Growth Fund                     N/A             N/A             N/A
Small Cap Growth Portfolio            $   267,451(1)  $   280,477     $   296,811(1)
Small/Mid Cap Growth Fund             $    52,885(2)  $    44,097(2)  $    64,034(2)
Small Cap Tax-Sensitive Equity Fund   $   949,430     $ 1,098,877     $ 1,299,734
Emerging Markets Core Equity              N/A(3)          N/A(3)      $         0(4)
International Core Equity Fund            N/A             N/A             N/A
International Core Equity Portfolio   $   778,145     $ 1,495,312     $ 9,116,697
International Small Cap Fund              N/A             N/A             N/A
International Small Cap Portfolio     $ 1,416,138     $ 4,069,597     $ 9,659,458
World ex-U.S. Value Fund                  N/A         $         0(5)  $   165,866(5)


(1) For the fiscal year ended September 30, 2004 and 2006, the adviser voluntarily agreed not to impose a portion of its fees in the amount of $9,471 and $8,160, respectively.

(2) For the fiscal years ended September 30, 2004, 2005 and 2006, the adviser voluntarily agreed not to impose all or a portion of its advisory fee in the amounts of $74,380, $75,949 and $58,142, respectively.

(3)   The fund began operations on July 10, 2006.

(4) For the period July 10, 2006 (commencement of operations) to September 30, 2006, the adviser voluntarily agreed not to impose all of its fees totaling $13,182.

(5) For the fiscal year ended September 30, 2005 and 2006, the adviser voluntarily agreed not to impose a portion of its advisory fee in the amount of $107,492 and $208,051

The adviser has voluntarily and temporarily agreed to limit total expense ratios (excluding brokerage commissions, taxes and extraordinary expenses) of Large Cap Core Fund, Small/Mid Cap Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Tax-Sensitive Equity Fund, Emerging Markets Core Equity Fund, International Core Equity Fund, International Small Cap Fund and World ex-U.S. Value Fund to 0.90%, 1.00%, 1.10%, 1.25%, 1.10%, 1.45%, 1.25%, 1.50% and 0.90%,
respectively, of the applicable fund's average daily net assets.

TBCAM may revise or discontinue these agreements at any time although it has no current intention to do so. If an expense limitation is exceeded, the compensation due to the adviser shall be proportionately reduced by the amount of such excess by reduction or refund thereof, subject to readjustment during the period during which such limit is in place.

Pursuant to the investment advisory agreements, each Portfolio, Small/Mid Cap Growth Fund, Small Cap Tax-Sensitive Equity Fund, Emerging Markets Core Equity Fund and World ex-U.S. Value Fund each bear expenses of their operations other than those incurred by the adviser pursuant to the investment advisory agreement. Among other expenses, the Portfolios, Small/Mid Cap Growth Fund, Small Cap Tax-Sensitive Equity Fund, Emerging Markets Core Equity Fund and World ex-U.S. Value Fund will each pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

The term of the investment advisory agreements for each Portfolio, Small/Mid Cap Growth Fund, Small Cap Tax-Sensitive Equity Fund and World ex-U.S. Value Fund end on December 31, 2007. The initial term of the investment advisory agreement for Emerging Markets Core Equity Fund ends on April 28, 2008. Unless terminated as provided below, the investment advisory agreements continue in full force and effect from year to year after their initial terms but only so long as each such continuance is approved annually (i) by either the Trustees of the Trust or the Portfolio Trust (as applicable) or by the "vote of a majority of the outstanding voting securities" of the Small/Mid Cap Growth Fund, Small Cap Tax-Sensitive Equity Fund, Emerging Markets Core Equity Fund or World ex-U.S. Value Fund or the applicable Portfolio, and, in either event (ii) by vote of a majority of the Trustees of the Trust or the Portfolio Trust (as applicable) who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the Small/Mid Cap Growth Fund, Small Cap Tax-Sensitive Equity Fund, Emerging Markets Core Equity Fund or World ex-U.S. Value Fund or the applicable Portfolio or by the adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their assignment as defined in the 1940 Act.

In an attempt to avoid any potential conflict with portfolio transactions for the Small/Mid Cap Growth Fund, Small Cap Tax-Sensitive Equity Fund, Emerging Markets Core Equity Fund, World ex-U.S. Value Fund and the Portfolios, the adviser, the Principal Underwriter, the Trust and the Portfolio Trust have each adopted codes of ethics containing extensive restrictions on personal securities trading by personnel of the adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. Subject to the requirements of the codes of ethics, personnel of the advisor and its affiliates may invest in securities, including securities that may be purchased or held by the funds and the Portfolios. The restrictions contained in the codes of ethics are a continuation of the basic principle that the interests of the Small/Mid Cap Growth Fund, Small Cap Tax-Sensitive Equity Fund, Emerging Markets Core Equity Fund and World ex-U.S. Value Fund and their shareholders, and the Portfolios and their investors, come before those of the adviser and its employees.

Custodian

Other than the Mellon Institutional Funds Market Neutral Fund ("Market Neutral Fund"), a series of the Trust, Mellon Bank, N.A. ("Mellon Bank"), with its principal place of business at One Mellon Center, Pittsburgh, Pennsylvania 15258, serves as the custodian of the assets of the Trust. Custodial Trust Company serves as the custodian of the assets of the Market Neutral Fund. Mellon Bank also provides administration and fund accounting services to the funds and the Portfolios. Mellon Bank is a wholly-owned subsidiary of Mellon.

Pursuant to agreements between Mellon Bank and each of the Trust and Portfolio Trust, Mellon Bank provides the funds and the Portfolios with administration services which include financial reporting, registered investment company compliance, and Board and tax reporting, and Mellon Bank is responsible for supervising the provision of transfer agent services to each fund by Dreyfus Transfer, Inc. ("DTI") and serves as liaison between the Trust and Portfolio Trust and their other services providers as agreed upon from time to time by the Trust and Portfolio Trust and Mellon Bank. For these services, Mellon Bank receives a fee of $15,000 per year per fund and an additional fee of $3,000 per year for each additional class of shares for each fund.

Mellon Bank also provides accounting services to the funds and Portfolios, including valuation services, maintenance of certain books and records and preparation of various accounting reports and statements. For these services, Mellon Bank receives a fee of $30,000 per year per fund which invests primarily in U.S. securities, $45,000 per year per fund which invests primarily in foreign securities, $18,000 per year per fund with less than $25 million assets, and an additional fee of $3,000 per year for each additional class of shares for each fund.

Transfer Agent

DTI serves as the transfer agent for the funds. DTI is a wholly owned indirect subsidiary of Mellon.

Pursuant to agreements between DTI and the Trust, DTI provides the funds with transfer agency services which include maintaining shareholder records, processing shareholder transactions and fund dividend activity and preparing and mailing shareholder reports and confirmations. For these services, DTI receives a fee of $6,000 per year per fund and an additional fee of $6,000 per year for each additional class of shares for each fund. DTI also receives an additional fee of $19.06 per open shareholder account in a daily dividend fund and $12.84 per open shareholder account in a quarterly/annual dividend fund and a custodial fee of $10.00 per IRA/Keough account (subject to a $25.00 maximum per participant).

Distributor of the Trust

Mellon Funds Distributor, L.P., an affiliate of the adviser, serves as the Trust's exclusive principal underwriter and makes itself available to receive purchase orders for the funds' shares. In that capacity, Mellon Funds Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the funds' shares in accordance with the terms of the Underwriting Agreement between the Trust and Mellon Funds Distributor. Pursuant to the Underwriting Agreement, Mellon Funds Distributor has agreed to use its best efforts to obtain orders for the continuous offering of the funds' shares. Mellon Funds Distributor receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to each fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to a fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the applicable fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of Mellon Funds Distributor are located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108.

                                 CODE OF ETHICS

Code of Ethics. The Board of Trustees has approved a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of the funds, and has also approved a code of ethics under Rule 17j-1 which is applicable to the officers, trustees/directors and designated employees of the adviser, the principal underwriter and certain affiliates. The codes of ethics establishes procedures for personal investing and restricts certain transactions. Employees, trustees/directors and officers subject to these codes of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the funds, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The codes are on public file with and available from the SEC.

                  SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

The Boards of Trustees of each of the Trust and Portfolio Trust have adopted proxy voting policies and procedures (the "Fund's Proxy Voting Policies") which delegate to the adviser the authority to vote proxies of companies held in a fund's or Portfolio's portfolio. The adviser, through its participation on the Mellon Proxy Policy Committee (the "MPPC"), applies Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds or the Portfolios.

The adviser recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

All proxies received by the funds or Portfolios are reviewed, categorized, analyzed and voted in accordance with detailed, pre-determined written proxy voting guidelines (the "Mellon Voting Guidelines") which have been developed by the MPPC based on internal and external research and recommendations provided by Institutional Shareholder Services, an independent proxy voting agent ("ISS"). ISS has been engaged as proxy voting agent to review each proxy received by a fund or Portfolio and apply the Mellon Voting Guidelines to determine how the proxy should be voted. Items that can be categorized by ISS under the Mellon Voting Guidelines are voted by ISS in accordance with the Mellon Voting Guidelines or referred to the MPPC, if the guidelines so require. Proposals that cannot be categorized under the Mellon Voting Guidelines are referred to the MPPC for discussion and vote, which the MPPC does without consideration of any client relationship factors. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. The Mellon Voting Guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon's or the adviser's policies on specific issues.

With regard to voting proxies of foreign companies, the adviser weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the MPPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval.

The adviser seeks to avoid material conflicts of interest by participating in the MPPC, which applies the Mellon Proxy Voting Guidelines in an objective and consistent manner across all client accounts, including the funds and Portfolios, through ISS as proxy voting agent. In situations where the adviser or the MPPC believes there may be an actual or potential material conflict of interest in voting a proxy on behalf of a fund or Portfolio, MPPC will engage ISS pursuant to a separate agreement to act as an independent fiduciary to vote the proxy in a manner which ISS determines, in its sole discretion, is in the best interests of the affected fund or Portfolio. In situations where the adviser or its affiliates have discretion over the assets of an advisory client which are invested in a Mellon Institutional Fund, the MPPC has engaged ISS as independent fiduciary to vote proxies issued by the fund on behalf of such clients.

The Fund's Proxy Voting Policies requires the adviser to submit to the Boards promptly in writing any material changes to the adviser's proxy voting policies and procedures. The Boards must approve any such material changes within six months of the submission. The Fund's Proxy Voting Policies also require the adviser to submit quarterly and annual reports to the Boards describing, among other things, any material issues arising under these proxy voting policies and procedures and any exceptions from the adviser's proxy voting policies and procedures.

To view the funds' proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov.

                        PURCHASE AND REDEMPTION OF SHARES

Additional information on purchase and redemption of shares is included in the prospectus.

In addition to Mellon Funds Distributor and other agents of the Trust, each fund has authorized one or more brokers and dealers and other financial intermediaries ("Third Party Agents") to accept on its behalf orders for the purchase and redemption of fund shares pursuant to written agreements with each such Third Party Agent. Under certain conditions, such Third Party Agents may designate other intermediaries to accept orders for the purchase and redemption of fund shares. Such purchase and redemption orders are considered to have been received by a fund when accepted by the Third Party Agent or, if applicable, the Third Party Agent's designee. Such purchase and redemption orders will receive the appropriate fund's net asset value per share next computed (subject to the imposition of a redemption fee, if applicable) after the purchase or redemption order is accepted by the authorized Third Party Agent, or, if applicable, the Third Party Agent's designee. All Third Party Agents are required to process and transmit orders to Mellon Funds Distributor or the Trust in accordance with all applicable laws. Shares of the funds purchased through Third Party Agents may be subject to transaction fees on purchases or redemptions, no part of which will be received by any of the funds, Mellon Funds Distributor or TBCAM.

The Trust may suspend the right to redeem fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a fund of securities owned by it or determination by a fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the funds.

The Trust intends to pay redemption proceeds in cash for all fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in fund portfolio securities. Portfolio securities paid upon redemption of fund shares will be valued at their then current market value. The Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

               ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager of a fund information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of September 30, 2006. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

        PORTFOLIO
      MANAGER NAME                 FUNDS                    OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
---------------------------------------------------------------------------------------------------------------------
Stephanie K. Brandaleone   Small Cap Value Fund    Other Registered Investment Companies: 2 funds with total assets of approximately $113 million

                                                   Other Pooled Investment Vehicles: 2 entities with total assets of approximately $94.7 million

                                                   Other Accounts: 18 accounts with total assets of approximately
                                                   $2.31 billion

Remi J. Browne             International Core      Other Registered Investment Companies: 6 funds with total assets
                           Equity Fund             of approximately $2.63 billion

                                                   Other Pooled Investment Vehicles: 3 entities with total assets of approximately $2 billion

                                                   Other Accounts: 16 accounts with total assets of approximately
                                                   $1.73 billion

Peter S. Carpenter         International Core      Other Registered Investment Companies: 6 funds with total assets
                           Equity Fund             of approximately $2.63 billion

                                                   Other Pooled Investment Vehicles: 3 entities with total assets of approximately $2 billion

                                                   Other Accounts: 16accounts with total assets of approximately
                                                   $1.73 billion

Peter J. Collins           Emerging Markets        Other Registered Investment Companies: 6 funds with total assets
                           Core Equity Fund        of approximately $2.63 billion

                                                   Other Pooled Investment Vehicles: 3 entities with total assets of approximately $2 billion

                                                   Other Accounts: 16accounts with total assets of approximately
                                                   $1.73 billion

        PORTFOLIO
      MANAGER NAME                 FUNDS                    OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
---------------------------------------------------------------------------------------------------------------------
Joseph M. Corrado          Small Cap Value Fund    Other Registered Investment Companies: 2 funds with total assets of approximately $113 million

                                                   Other Pooled Investment Vehicles: 2 entities with total assets of approximately $94.7 million

                                                   Other Accounts: 18 accounts with total assets of approximately
                                                   $2.31 billion

John W. Evers              International Small     Other Registered Investment Companies: 6 funds with total assets
                           Cap Fund                of approximately $2.63 billion

                                                   Other Pooled Investment Vehicles: 3 entities with total assets of approximately $2 billion

                                                   Other Accounts: 16accounts with total assets of approximately
                                                   $1.73 billion

Sean P. Fitzgibbon         Large Cap Core Fund     Other Registered Investment Companies: 5 funds with total assets of approximately $2.6 billion

                                                   Other Pooled Investment Vehicles: 1 entity with total assets of approximately $54 million

                                                   Other Accounts: 27 accounts with total assets of approximately
                                                   $1.5 billion

D. Kirk Henry              World ex-U.S. Value     Other Registered Investment Companies: 15 funds with total assets
                           Fund                    of approximately $8.4 billion

                                                   Other Pooled Investment Vehicles: 8 entities with total assets of approximately $4.8 billion

                                                   Other Accounts: 76 accounts with total assets of approximately
                                                   $20.4 billion

Carolyn M. Kedersha        World ex-U.S. Value     Other Registered Investment Companies: 15 funds with total assets
                           Fund                    of approximately $8.4 billion

                                                   Other Pooled Investment Vehicles: 8 entities with total assets of approximately $4.8 billion

                                                   Other Accounts: 76 accounts with total assets of approximately
                                                   $20.4 billion

Daniel B. LeVan            Emerging Markets        Other Registered Investment Companies: 6 funds with total assets
                           Core Equity Fund        of approximately $2.63 billion

                           International Small     Other Pooled Investment Vehicles: 3 entities with total assets of
                           Cap Fund                approximately $2 billion

                                                   Other Accounts: 16 accounts with total assets of approximately
                                                   $1.73 billion

Jeffrey D. McGrew          Large Cap Core Fund     Other Registered Investment Companies: 5 funds with total assets of approximately $2.6 billion

                                                   Other Pooled Investment Vehicles: 1 entity with total assets of approximately $54 million

                                                   Other Accounts: 27 accounts with total assets of approximately
                                                   $1.5 billion

        PORTFOLIO
      MANAGER NAME                 FUNDS                    OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
---------------------------------------------------------------------------------------------------------------------
Clifford A. Smith          World ex-U.S. Value     Other Registered Investment Companies: 15 funds with total assets
                           Fund                    of approximately $8.4 billion

                                                   Other Pooled Investment Vehicles: 8 entities with total assets of approximately $4.8 billion

                                                   Other Accounts: 76 accounts with total assets of approximately
                                                   $20.4 billion

P. Hans Von Der Luft       Small Cap Growth Fund   Other Registered Investment Companies: 6 funds with total assets of approximately $562 million

                                                   Other Pooled Investment Vehicles: 2 entities with total assets of approximately $94.7 million

                                                   Other Accounts: 15 accounts with total assets of approximately
                                                   $504 million

Todd Wakefield             Small Cap Tax           Other Registered Investment Companies: 6 funds with total assets
                           Sensitive Equity Fund   of approximately $562 million

                           Small/Mid Cap Growth    Other Pooled Investment Vehicles: 2 entities with total assets of
                           Fund                    approximately $94.7 million

                                                   Other Accounts: 15 accounts with total assets of approximately
                                                   $504 million

B. Randall Watts, Jr.      Small Cap Growth Fund   Other Registered Investment Companies: 6 funds with total assets of approximately $562 million

                           Small Cap Tax           Other Pooled Investment Vehicles: 2 entities with total assets of
                           Sensitive Equity Fund   approximately $94.7 million

                           Small/Mid Cap Growth    Other Accounts: 15 accounts with total assets of approximately
                           Fund                    $504 million

The Adviser does not generally receive a fee based upon the investment performance of the accounts included under "Other Accounts Managed by the Portfolio Manager" in the table above, except for 5 of the "Other Accounts" listed above (1 co-managed by Messrs. Browne and Carpenter, 1 co-managed by Messrs. Evers and LeVan and 3 co-managed by Messrs. Henry and Smith and Ms. Kedersha) having total assets of approximately $666 million.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the funds do not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. The Adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

      o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

      o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Adviser generally requires that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

      o A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below.

      o A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

      o If the different accounts have materially and potentially conflicting investment objections or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers.

Each TBCAM portfolio manager's cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for the TBCAM Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Therefore, all bonus awards are based initially on TBCAM's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year and three-year (weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed. All portfolio managers are also eligible to participate in the TBCAM Long Term Incentive Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after three years. The value of the award increases during the vesting period based upon the growth in TBCAM's net income (capped at 20% and with a minimum payout of the Mellon three-year CD rate). Management has discretion with respect to actual participation.

Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's Elective Deferred Compensation Plan.

Share Ownership by Portfolio Managers.

The following table indicates as of September 30, 2006 the value, within the indicated range, of shares beneficially owned by the portfolio managers in each fund they manage. For purposes of this table, the following letters indicates the range indicated below:

      A -- $0
      B -- $1 - $10,000
      C -- $10,001 - $50,000
      D -- $50,001 - $100,000
      E -- $100,001 - $500,000
      F -- $500,001 - $1,000,000
      G -- More than $1 million

PORTFOLIO MANAGER
       NAME                               FUND                      OWNERSHIP
--------------------------------------------------------------------------------
Stephanie K. Brandaleone   Small Cap Value Fund                         A

Remi J. Browne             International Core Equity Fund               E

Peter S. Carpenter         International Core Equity Fund               C

Peter J. Collins           Emerging Markets Core Equity Fund            A

Joseph M. Corrado          Small Cap Value Fund                         E

John W. Evers              International Small Cap Fund                 E

Sean P. Fitzgibbon         Large Cap Core Fund                          A

D. Kirk Henry              World ex-U.S. Value Fund                     A

Carolyn M. Kedersha        World ex-U.S. Value Fund                     A

Daniel B. LeVan            Emerging Markets Core Equity Fund            D

                           International Small Cap Fund                 E

Jeffrey D. McGrew          Large Cap Core Fund                          A

Clifford A. Smith          World ex-U.S. Value Fund                     A

P. Hans Von Der Luft       Small Cap Growth Fund                        A

Todd Wakefield             Small Cap Tax Sensitive Equity Fund          A

                           Small/Mid Cap Growth Fund                    A

                           Small Cap Growth Fund                        A

B. Randall Watts, Jr.      Small Cap Tax Sensitive Equity Fund          A

                           Small/Mid Cap Growth Fund                    A

                             PORTFOLIO TRANSACTIONS

The adviser is responsible for placing each Portfolio's and fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolios and the funds, and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. In addition, if the adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Portfolios and the funds may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the adviser in carrying out its responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the funds and the Portfolios effect their securities transactions may be used by the adviser in servicing other accounts; not all of these services may be used by the adviser in connection with the fund or the Portfolio generating the soft dollar credits. The investment advisory fee paid by the funds and the Portfolios under the investment advisory agreements will not be reduced as a result of the adviser's receipt of research services.

The adviser also places portfolio transactions for other advisory accounts. The adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a fund or a Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the fund or a Portfolio. In making such allocations, the main factors considered by the adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

                              BROKERAGE COMMISSIONS

                   Aggregate Brokerage Commissions Paid by the
              Funds for Portfolio Transaction for the fiscal years
                               ended September 30,

     Fund/Portfolio              2004          2005         2006(3)
------------------------     -----------   -----------   -------------

Large Cap Core Fund (1)          N/A           N/A            N/A

Large Cap Core Portfolio      $117,944      $115,787       $123,601

Small Cap Value Fund(1)          N/A           N/A            N/A

Small Cap Value Portfolio    $428,752(2)   $551,611(2)   $1,356,533(2)

Small Cap Growth Fund(1)         N/A           N/A            N/A

Small Cap Growth Portfolio    $227,894      $189,779       $201,271

Small/Mid Cap Growth Fund     $172,003      $127,192        $84,652

Small Cap Tax-Sensitive
Equity Fund                      N/A        $731,428       $866,406

Emerging Markets Core
Equity Fund                      N/A           N/A          $17,049

International Core Equity
Fund(1)                      $213,458(2)       N/A            N/A

International Core Equity
Portfolio                        N/A       $454,246(2)   $4,252,524(2)

International Small Cap
Fund(1)                      $355,087(2)       N/A            N/A

International Small Cap
Portfolio                        N/A       $994,008(2)   $2,022,955(2)

World ex-U.S. Value Fund         N/A         $45,369       $102,623

(1.) The fund is a feeder fund in the master-feeder structure and does not directly pay brokerage commissions but bears its pro rata share of brokerage commissions paid by its corresponding Portfolio.

(2.) The differences in brokerage commissions paid by the funds and the Portfolios each year is attributable to changes in the net assets in the respective fund or Portfolio over those years.

(3.) At September 30, 2006, the following funds or portfolios held securities of their regular broker-dealers:

      Large Cap Core Portfolio:               Shares

      Bank of America Corp.                   51,180
      JP Morgan Chase & Co.                   44,230
      Citigroup, Inc.                         32,966
      E*Trade Financial Corp.                 27,270
      Morgan Stanley                          24,240
      Merrill Lynch & Co., Inc.               11,840
      Lehman Brothers Holdings, Inc.          11,110
      International Core Equity Portfolio
      Daiwa Securities Group                 721,700
      Nomura Holdings, Inc.                  609,400
      Credit Suisse Group                    584,400
      UBS AG Registered Shares               194,400
      Deutsche Bank AG Registered Shares     118,800
      World ex-U.S. Value Fund:
      ABN Amro Holdings NV                    16,278
      UBS AG Registered Shares                 7,300
      Deutsche Bank AG Registered Shares       2,759

                        DETERMINATION OF NET ASSET VALUE

Each fund's net asset value is calculated each day on which the NYSE is open (a "Business Day"). Currently, the NYSE is not open on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of each fund's shares is determined as of the close of regular trading on the NYSE (generally 4:00 p.m., New York time). If the NYSE closes early, the calculation of net asset value will be accelerated to that time. Net Asset Value is computed by dividing the value of all securities and other assets of a fund (or by the fund's interest in its corresponding Portfolio) less all liabilities by the applicable number of shares outstanding, and adjusting to the nearest cent per share. Expenses and fees of each fund are accrued daily and taken into account for the purpose of determining net asset value.

The value of a Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the corresponding funds is determined. Each investor in a Portfolio may add to or reduce its investment in the Portfolio on each Business Day. As of the close of regular trading on the NYSE on each Business Day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading on the NYSE on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in a Portfolio as of the close of regular trading on the NYSE on the following Business Day.

Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price.

Money market instruments with less than sixty days remaining to maturity when acquired by a fund or Portfolio are valued on an amortized cost basis. If a fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees of the Trust or the Portfolio Trust determine during such sixty-day period that amortized cost does not represent fair value.

Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the NYSE. If a security's primary exchange is outside the U.S., the value of such security used in computing the net asset value of a fund's shares is determined as of such times. Because foreign markets may be open at different times than the NYSE, the value of shares of a fund which invest in foreign securities may change on days when shareholders are not able to buy or sell them. Many securities markets outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in those markets may not fully reflect the events that occur after their close but before the close of the NYSE. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the NYSE.

If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the market on which the security is principally traded (such as for foreign securities), a fund may value its assets by a method the Trustees believe accurately reflects their fair value. The Trustees have adopted fair value pricing procedures for determining the fair value of particular securities. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or official closing prices.

In the case of the International Core Equity Fund, International Small Cap Fund and World ex-U.S. Value Fund, the fair value pricing procedures require these funds to fair value foreign equity securities if there has been a movement (either up or down) in the U.S. equity markets that exceeds a specified daily threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is expected that these funds will use fair value prices for foreign equity securities in their portfolios to a significant extent, including as frequently as several times each week.

                           THE FUNDS AND THEIR SHARES

Each fund is a diversified investment series of the Trust, an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986, as amended from time to time. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each fund. Each share of a fund represents an equal proportionate interest in the fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a fund, shareholders of that fund are entitled to share pro rata in the net assets available for distribution.

Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in any fund. The Trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. One such series, Small Cap Growth Fund, offers two classes of shares. As of the date of this SAI, the Trustees do not have any plan to establish multiple classes of shares for any other funds. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required by applicable law), the Trustees may authorize each fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund. As of the date of this SAI, the Large Cap Core, Small Cap Growth, Small Cap Value, International Core Equity and International Small Cap Funds invest all of their investable assets in other open-end investment companies (i.e., the corresponding Portfolios).

All fund shares have equal rights with regard to voting, and shareholders of a fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

Except as described below, whenever the Trust is requested to vote on a fundamental policy of or matters pertaining to a Portfolio, the Trust will hold a meeting of the associated fund's shareholders and will cast its vote proportionately as instructed by the fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, a fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the fund, would not require the vote of the shareholders of the fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the fund. Any proposal submitted to holders in a Portfolio, and that is not required to be voted on by shareholders of the fund, would nonetheless be voted on by the Trustees of the Trust.

                         THE PORTFOLIO AND ITS INVESTORS

Each Portfolio is a series of Mellon Institutional Funds Master Portfolio (formerly, Standish, Ayer & Wood Master Portfolio), which, like the Trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January 18, 1996.

Interests in a Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable, except as set forth in the Prospectus. A Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio Trust would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of a Portfolio Trust continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in a Portfolio Trust may call a meeting of holders in the Portfolio for the purpose of removing any Trustee. A Trustee of the Portfolio Trust may be removed upon a majority vote of the interests held by holders in the Portfolio Trust qualified to vote in the election. The 1940 Act requires a Portfolio to assist its holders in calling such a meeting. Upon liquidation of a Portfolio, holders in a Portfolio would be entitled to share pro rata in the net assets of a Portfolio available for distribution to holders. Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.

                                    TAXATION

Each series of the Trust, including each fund, is treated as a separate entity for accounting and tax purposes. Each fund has qualified and elected to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code, and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each fund will not be subject to Federal income tax on its investment company taxable income (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and net capital gain (which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) which are distributed timely to shareholders in accordance with the requirements of the Code.

Each Portfolio is treated as a partnership for Federal income tax purposes. As such, a Portfolio is not subject to Federal income taxation. Instead, the corresponding fund must take into account, in computing its Federal income tax liability (if any), its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because Large Cap Core Fund, Small Cap Growth Fund, Small Cap Value Fund, International Core Equity Fund and International Small Cap Fund invest their assets in the corresponding Portfolios, each Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the corresponding fund to satisfy such requirements. Each Portfolio will allocate at least annually among its investors, including the corresponding fund, that Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Each Portfolio will make allocations to the corresponding fund in a manner intended to comply with the Code and applicable regulations and will make cash available for withdrawal at appropriate times and in sufficient amounts to enable the corresponding fund to satisfy the tax distribution requirements that must be satisfied in order for the fund to avoid Federal income and/or excise tax. For purposes of applying the requirements of the Code regarding qualification as a RIC, Large Cap Core Fund, Small Cap Growth Fund, Small Cap Value Fund, International Core Equity Fund and International Small Cap Fund each will be deemed (i) to own its proportionate share of each of the assets of the corresponding Portfolio and (ii) to be entitled to the gross income of the corresponding Portfolio attributable to such share.

Each fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the funds as of a record date in October, November or December of the year but paid during the following January. Such distributions will be treated under the Code as if received by shareholders on December 31 of the year the distributions are declared to the extent of a fund's earnings and profits, rather than the year in which the distributions are received.

Provided that the funds continue to qualify as regulated investment companies, they will also not be required to pay any Massachusetts income, corporate excise or franchise taxes.

The funds will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For Federal income tax purposes, a fund is permitted to carry forward a net capital loss recognized in any year to offset its own net capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the fund and would not be required to be distributed as such to shareholders. As of the end of its most recent taxable year, the funds had capital loss carryforwards in the amounts indicated below available to offset future net capital gains which expire on September 30 of the years indicated:

Fund                                      2010        2011       2012
---------------------------------------------------------------------

Large Cap Core Fund                       N/A         N/A         N/A

Small Cap Value Fund                      N/A         N/A         N/A

Small Cap Growth Fund                 $6,959,561   $2,296,326     N/A

Small/Mid Cap Growth Fund                 N/A         N/A         N/A

Small Cap Tax-Sensitive Equity Fund       N/A         N/A         N/A

Emerging Markets Core Equity Fund         N/A         N/A         N/A

International Core Equity Fund            N/A         N/A         N/A

International Small Cap Fund              N/A         N/A         N/A

World ex-U.S. Value Fund                  N/A         N/A         N/A

Certain options, futures or currency forward transactions undertaken by a fund or a Portfolio may cause the fund or Portfolio to recognize gains or losses from marking to market even though the fund's or Portfolio's positions have not been sold or terminated and may affect the character of such gains and losses as long-term or short-term (or, in the case of certain options, futures or forward contracts relating to foreign currency, as ordinary income or loss) and the timing of some capital gains and losses realized by the Small/Mid Cap Growth Fund, Small Cap Tax-Sensitive Equity Fund, Emerging Markets Core Equity Fund or World ex-U.S. Value Fund or realized by a Portfolio and allocable to the corresponding fund. Additionally, a fund or Portfolio may be required to recognize gain if an option, futures or forward contract, short sale, swap or other strategic transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund or Portfolio under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed by a fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses on transactions involving options, futures, swaps or forward contracts and/or offsetting or successor positions may be deferred under the tax straddle rules rather than being taken into account currently in calculating the funds' taxable income or gain and may also affect the long-term or short-term characterization of capital gains or losses from such position. Certain of the applicable tax rules may be modified if a fund or a Portfolio is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a fund's distributions to shareholders. Each Portfolio and fund will take into account the special tax rules applicable to options, futures, forward contracts, swaps and constructive sales in order to minimize any potential adverse tax consequences.

The funds or Portfolios may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the funds. Tax rules are not entirely clear about issues such as when the funds and Portfolios may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the funds and Portfolios, in the event that they invest in such securities, in order to seek to ensure that the funds distribute sufficient income to preserve their status as regulated investment companies and do not become subject to U.S. Federal income or excise tax.

If the funds or Portfolios invest in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount (or with market discount if an election is made to include market discount in income currently), the funds or Portfolios must accrue income on such investments prior to the receipt of the corresponding cash payments. However, each fund must distribute, at least annually, all or substantially all of its net income, including its distributive share of such income accrued by the corresponding Portfolios, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, the funds or Portfolios may have to dispose of their portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage themselves by borrowing the cash, to allow satisfaction of the distribution requirements.

The Federal income tax rules applicable to certain structured or hybrid securities, currency swaps or interest rate swaps, caps, floors and collars and other Strategic Transactions are unclear in certain respects, and a fund or Portfolio will account for these instruments in a manner that is intended to allow the funds to continue to qualify as regulated investment companies.

In some countries, restrictions on repatriation of earnings may make it difficult or impossible for a fund or Portfolio to obtain cash corresponding to its earnings from such countries which may cause a fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.

Foreign exchange gains and losses realized by a Portfolio, Small/Mid Cap Growth Fund, Small Cap Tax-Sensitive Equity Fund, Emerging Markets Core Equity Fund or World ex-U.S. Value Fund, in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures contracts and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of fund distributions to shareholders. In some cases, elections may be available that would alter this treatment. Any such transactions that are not directly related to each of the Portfolios', Small/Mid Cap Growth Fund's, Small Cap Tax-Sensitive Equity Fund's, Emerging Markets Core Equity Fund's or World ex-U.S. Value Fund's, principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) could under Treasury regulations that may be promulgated in the future produce income not among the types of "qualifying income" from which each fund must derive at least 90% of its gross income for its taxable year.

Each Portfolio and the funds may be subject to withholding and other taxes imposed by foreign countries with respect to investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in a fund would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the applicable fund's total assets at the close of any taxable year consist of stock or securities of foreign corporations (in the case of a fund that invests in a Portfolio, taking into account its allocable share of the Portfolio's assets) and the fund were to file an election with the Internal Revenue Service (the "IRS"). Because the investments of the Large Cap Core Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio, Small/Mid Cap Growth Fund and Small Cap Tax Sensitive Equity Fund are such that each fund (including each fund that invests in such Portfolio) expects that it generally will not meet this 50% requirement, shareholders of each such fund generally will not directly take into account the foreign taxes, if any, paid by the fund or its corresponding Portfolio and will not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts these funds would otherwise have available to distribute.

The International Core Equity Portfolio, International Small Cap Portfolio, Emerging Markets Core Equity Fund and World ex-U.S. Value Fund may meet the 50% threshold referred to in the previous paragraph and International Core Equity Fund and International Small Cap Fund may therefore file an election with the IRS pursuant to which shareholders of the fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Portfolio and allocated to them even though not actually received by the Portfolios, and (ii) treat such respective pro rata portions as foreign taxes paid by the Portfolios. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes and similar taxes.

If Emerging Markets Core Equity Fund, International Core Equity Fund, International Small Cap Fund or World ex-U.S. Value Fund makes this election, shareholders may then deduct (not in excess of the tax actually owed by the fund) such pro rata portions of qualified foreign taxes in computing their taxable income, or, alternatively, use them as foreign tax credits, subject to applicable holding period requirements and other limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by Emerging Markets Core Equity Fund and World ex-U.S. Value Fund or by International Core Equity Portfolio or International Small Cap Portfolio and allocated to the corresponding funds, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Portfolio and allocated to the fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that Emerging Markets Core Equity Fund, International Core Equity Fund, International Small Cap Fund or World ex-U.S. Value Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes, and (ii) the portion of dividends which represents income from each foreign country. In the case of the International Core Equity Fund and International Small Cap Fund, a shareholder's pro rata share of qualified foreign taxes and portion of dividends would be paid by the Portfolio and allocated to the corresponding fund.

If a fund or Portfolio acquires stock (including, under regulations that may be promulgated in the future, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), it or the corresponding fund could be subject to Federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized is timely distributed to its shareholders. Such funds would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require them to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The Portfolios, Small/Mid Cap Growth Fund, Small Cap Tax-Sensitive Equity Fund, Emerging Markets Core Equity Fund or World ex-U.S. Value Fund may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize each fund's tax liability or maximize its return from these investments.

For U.S. Federal income tax purposes, assuming a fund has sufficient current or accumulated earnings and profits, distributions of the fund generally will be taxable whether a shareholder takes them in cash or they are reinvested in additional shares of the fund. In general, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by a fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. Federal income tax rate, and dividends from net capital gain that are designated as capital gain dividends are taxable as long-term capital gains for U.S. Federal income tax purposes without regard to the length of time the shareholder has held shares of a fund.

Dividend income distributed to individual shareholders may qualify for such maximum 15% U.S. Federal income tax rate to the extent that such dividends are attributable to qualified dividend income, as that term is defined in Section 1(h)(11)(B) of the Code, from a fund's investments in (or in the case of a fund that invests in a portfolio, the allocable portion of the fund's share of the portfolio's investments in) common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met.

A foreign corporation generally is treated as a qualified foreign corporation if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States. A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends from passive foreign investment companies will not qualify for the maximum 15% U.S. Federal income tax rate.

A dividend that is attributable to qualified dividend income of a fund that is paid by the fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Capital gain dividends distributed by a fund to individual shareholders generally will qualify for the maximum 15% U.S. Federal income tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. Federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Distributions by a fund in excess of such fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. Federal income tax status of all distributions will be reported to shareholders annually.

Dividends received by a fund (or in the case of a fund that invests in a Portfolio, the allocable portion of the fund's share of the dividends received by the Portfolio) from U.S. corporations in respect of any share of stock that has been held for a requisite holding period in an unleveraged position and that are distributed and designated by the fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced for U.S. Federal income tax purposes by reason of "extraordinary dividends" received with respect to the shares. To the extent such basis would be reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet a minimum holding period with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining a corporation's adjusted current earnings component of its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to undistributed net investment income and/or realized or unrealized appreciation in the fund's portfolio (or share of a Portfolio's portfolio). Consequently, subsequent distributions by a fund on such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of a fund in a transaction that is treated as a sale for tax purposes, a shareholder will realize a taxable gain or loss, equal to the difference between the amount realized and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized on a redemption or other disposition of shares may be disallowed to the extent the shares disposed of are replaced with other shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Qualified retirement plan participants should consult their tax advisers for more information.

Under Treasury regulations, if a shareholder recognizes a loss on the disposition of fund shares in the amount of $2 million or more in the case of an individual shareholder, or $10 million or more in the case of a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement, but under current guidance holders of shares in regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law and who hold their shares as capital assets. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, securities dealers and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption or other disposition (including an exchange) of fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of a Feeder Fund's indirect ownership (through the Portfolio) of any such obligations, as well as the Federal, any other state or local, and foreign tax consequences of ownership of shares of, and receipt of distributions from, a fund in their particular circumstances.

Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 28% be withheld if a shareholder fails to provide the shareholder's correct Taxpayer Identification Number ("TIN") and the TIN-related certifications contained in the Account Purchase Application ("Application") or is otherwise subject to backup withholding. A fund will not impose backup withholding as a result of a shareholder's failure to make any certification, except the certifications in the Application that directly relate to the shareholder's TIN and backup withholding status. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing the shareholder's Federal income tax return.

For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the fund (other than certain dividends derived from short-term capital gains and qualified interest income of a fund for taxable years of the fund commencing after December 31, 2004 and prior to January 1, 2008, provided that the fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN, or other authorized form is on file, to backup withholding at the rate of 28% on certain distributions from the fund. Each of the funds does not expect to be a "U.S. real property holding corporation" as defined in section 897(c)(2) of the Code, and therefore, does not expect to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If a fund were a U.S. real property holding corporation, certain distributions by the fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 35% and non-U.S. shareholders owning 5% or more of the fund within one year of certain distributions would be requir3ed to file a U.S. federal income tax return to report such gains. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the funds.

                             ADDITIONAL INFORMATION

The funds' prospectus and this SAI omit certain information contained in the Trust's registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street,

N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the SEC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Each fund's and Portfolio's financial statements contained in the 2006 Annual Reports of the funds have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are incorporated by reference into this SAI.

February 1, 2007       [LOGO]  Mellon
                               --------------------------
                               Mellon Institutional Funds

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                             Mellon Financial Center
                                One Boston Place
                           Boston, Massachusetts 02108
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION

                       Mellon Equity Large Cap Growth Fund
                          Mellon Equity Micro Cap Fund
                    Mellon Institutional Market Neutral Fund
                        Newton International Equity Fund

This combined Statement of Additional Information ("SAI") is not a prospectus. The SAI expands upon and supplements the information contained in the prospectuses, each dated February 1, 2007, as amended and/or supplemented from time to time, of Mellon Equity Large Cap Growth Fund ("Large Cap Growth Fund"), Mellon Equity Micro Cap Fund ("Micro Cap Fund"), Mellon Institutional Market Neutral Fund ("Market Neutral Fund"), and Newton International Equity Fund ("International Equity Fund") (each, a "fund" and collectively, the "funds") each a separate investment series of Mellon Institutional Funds Investment Trust (the "Trust").

This SAI should be read in conjunction with the prospectus of each fund. Additional information about each fund's investments will be available in such fund's annual and semi-annual reports to shareholders, and quarterly reports filed with the Securities and Exchange Commission ("SEC"). Investors can get free copies of reports and the prospectus, request other information and discuss their questions about the funds by contacting the funds at the phone number above.

                                    Contents

INVESTMENT OBJECTIVES AND POLICIES .........................................   3
DESCRIPTION OF SECURITIES AND RELATED RISKS ................................   3
INVESTMENT TECHNIQUES AND RELATED RISK .....................................  12
INVESTMENT RESTRICTIONS ....................................................  19
PORTFOLIO HOLDINGS DISCLOSURE ..............................................  25
MANAGEMENT .................................................................  26
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS ........................  35
CODE OF ETHICS .............................................................  40
SUMMARY OF PROXY VOTING POLICY AND PROCEDURES ..............................  40
PURCHASE AND REDEMPTION OF SHARES ..........................................  42
PORTFOLIO TRANSACTIONS .....................................................  42
BROKERAGE COMMISSIONS ......................................................  43
DETERMINATION OF NET ASSET VALUE ...........................................  44
THE FUNDS AND THEIR SHARES .................................................  44
TAXATION ...................................................................  45
ADDITIONAL INFORMATION .....................................................  51
EXPERTS AND FINANCIAL STATEMENTS ...........................................  52

                       INVESTMENT OBJECTIVES AND POLICIES

Each prospectus describes the investment objective and policies of each fund. The following discussion supplements the description of each fund's investment policies in the prospectus.

Suitability. None of the funds is intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding each fund's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the funds.

                   DESCRIPTION OF SECURITIES AND RELATED RISKS

General Risks of Investing in the Funds

The funds invest primarily in equity and equity-related securities and are subject to the risks associated with investments in such securities. Because investing in equity and equity-related securities is the principal investment strategy for each of the funds, the risks associated with these investments are described in each prospectus. The funds are also subject to the risks associated with direct investments in foreign securities and, to a lesser degree, to the risks associated with investments in fixed income securities.

Investing in Foreign Securities

International Equity Fund may invest in foreign securities without limit. Large Cap Growth Fund may invest without limit in U.S. dollar denominated securities of foreign issuers traded on a U.S. exchange or in the U.S. over-the-counter ("OTC") market. Micro Cap Fund will not invest more than 10% of its total assets in foreign securities. Investors should understand that the expense ratios of the funds may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.

Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on divided or interest payments (or in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investment in those countries.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a fund's investments are denominated relative to the U.S. dollar will affect the fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to that country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a fund's securities are quoted would reduce the fund's net asset value per share.

The portion of the International Equity Fund's and Micro Cap Fund's assets invested in securities denominated in non-U.S. currencies will vary depending on market conditions. The other funds may invest a smaller portion of their assets in securities denominated in foreign currencies. Large Cap Growth Fund and Market Neutral Fund currently intend to limit their investment in foreign securities to those that are quoted or denominated in U.S. dollars and therefore are only subject to currency risks indirectly through the foreign companies in which they invest.

Each fund may enter into forward foreign currency exchange contracts and cross-currency forward contracts with banks or other foreign currency brokers or dealers to purchase or sell foreign currencies at a future date and may purchase and sell foreign currency futures contracts and cross-currency futures contracts to seek to hedge against chances in foreign currency exchange rates, although Large Cap Growth Fund and Market Neutral Fund have no current intention to engage in such transactions. A forward foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. A cross-currency forward contract is a forward contract that uses one currency which historically moves in relation to a second currency to hedge against changes in that second currency.

See "Strategic and Derivative Transactions" within the "Investment Techniques and Related Risks" section for a further discussion of the risks associated with currency transactions.

Investing in Securities of Emerging Markets. Although each fund (other than International Equity Fund) invests primarily in securities of established issuers based in the U.S. and in other developed markets, International Equity Fund may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Latin and South America, the Mediterranean and Africa. International Equity Fund may invest up to 20% of its total assets in issuers located in emerging markets. Large Cap Growth Fund, Micro Cap Fund and Market Neutral Fund currently do not intend to invest their assets in issuers located in emerging markets. International Equity Fund, Micro Cap Fund and Large Cap Growth Fund may also invest in currencies of such countries and may engage in strategic transactions in the markets of such countries.

Investing in the securities of emerging market countries involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability;
(ii) the small current size of the markets for securities of emerging market issuers and the currently low or nonexistent volume of trading and frequent artificial limits on daily price movements, resulting in lack of liquidity and in price uncertainty; (iii) certain national policies which may restrict a fund's investment opportunities, including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; (iv) the absence of developed legal structures governing private or foreign investment in private property which may adversely affect the fund's ability to retain ownership of its securities during periods of economic, social or political turmoil; and (v) high rates of inflation and rapid fluctuations in interest rates that have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

The economies of emerging market countries may be predominantly based on only a small number of industries or dependent on revenues from the sale of particular commodities or on international aid or development assistance. As a result, these economies may be significantly more vulnerable to changes in local or global trade conditions, and may suffer from volatile or extreme fluctuations in currency exchange rates, inflation and deflation rates as well as debt burdens. Many emerging market countries have experienced and will continue to experience periods of rapid inflation, resulting in significant market uncertainty and sharp drops in the U.S. dollar value of the country's assets. The currencies of emerging market countries may also be devalued as a result of governmental action in addition to market factors. Recently, the economies of certain emerging market countries have experienced deflation which has diminished the demand for goods and services resulting in excess capacity in factories that were built upon the forecast of continuing strong demand for such goods and services. All of these risks may adversely affect the funds' investments in emerging market countries.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in certain emerging market countries, require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In certain countries, the funds may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the funds. From time to time, an adviser may determine that investment and repatriation restrictions in certain emerging market countries negate the advantages of investing in such countries and no fund is required to invest in any emerging market country.

In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. An adviser may determine from time to time to invest in the securities of emerging market countries which may impose restrictions on foreign investment and repatriation that cannot currently be predicted. Due to restrictions on direct investment in equity securities in certain emerging market countries, such as Taiwan, the funds may invest only through investment funds in such emerging market countries.

The repatriation of both investment income and capital from several emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the funds to the extent that they invest in emerging market countries.

Market Characteristics. All of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange. Equity securities of most emerging market companies are generally less liquid and subject to greater price volatility than equity securities of U.S. companies of comparable size. Some of the stock exchanges in the emerging market countries are in the earliest stages of their development.

Certain of the securities markets of emerging market countries are marked by high concentrations of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Even the market for relatively widely traded securities in the emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. The less liquid the market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by an adviser to be appropriate. The risks associated with the liquidity of a market may be particularly acute in situations in which a fund's operations require cash, such as the need to meet redemption requests for its shares, to pay dividends and other distributions and to pay its expenses. To the extent that any emerging market country experiences rapid increases in its money supply and investment in equity securities is made for speculative purposes, the equity securities traded in any such country may trade at price-earnings ratios higher than those of comparable companies trading on securities markets in the United States. Such price-earnings ratios may not be sustainable.

Settlement procedures in emerging market countries are less developed and reliable than those in the United States and in other developed markets, and a fund may experience settlement delays or other material difficulties. In addition, significant delays are common in registering transfers of securities, and a fund may be unable to sell such securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

Brokerage commissions and other transactions costs on securities exchanges in emerging market countries are generally higher than in the United States. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies in emerging market countries than exists in the United States. Brokers in emerging market countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market company may not reflect its financial position or results of operations in the same manner as financial statements for U.S. companies. Substantially less information may be publicly available about issuers in emerging market countries than is available about issuers in the United States.

Economic, Political and Social Factors. Many emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt financial markets of emerging market countries and adversely affect the value of a fund's assets so invested.

Few emerging market countries have fully democratic governments. Some governments in the region are authoritarian in nature or are influenced by armed forces which have been used to control civil unrest. In the past, governments of certain emerging market countries have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Several emerging market countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurrections.

The economies of most emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the emerging securities markets. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of a fund held in emerging market or other foreign countries. Governments in certain emerging market countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could have a significant adverse effect on market prices of securities and payment of dividends.

Investing in Fixed Income Securities

Each fund may invest a portion of their total assets in fixed income securities. Fixed income securities are subject to interest rate risk, default risk and call and extension risk.

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing a fund to sustain losses on such investments. A default could impact both interest and principal payments. Because the funds invest only in investment grade fixed income securities, this risk is reduced.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise a right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise a right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a fund will suffer from the inability to invest in higher yield securities.

Credit Quality. Investment grade securities are those that are rated at least Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch or, if unrated, determined by an adviser to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa or A by Moody's or AAA, AA or A by Standard & Poor's, Duff or Fitch) or, if unrated, determined by such adviser to be of comparable credit quality. If a security is rated differently by two or more rating agencies, such adviser uses the highest rating to compute the fund's credit quality and also to determine the security's rating category. If the rating of a security held by a fund is downgraded below investment grade, the fund's adviser will determine whether to retain that security in the fund's portfolio. Securities rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities.

Specific Risks

The following sections include descriptions of specific risks that are associated with a fund's purchase of a particular type of security or the utilization of a specific investment technique.

Common Stocks. Each fund purchases common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Micro and Small Capitalization Stocks. Each fund may invest in securities of small capitalization companies and the Micro Cap Fund invests primarily in U.S. stocks of micro capitalization companies. Although investments in micro capitalization and small capitalization companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investments in larger, more established companies. The securities of micro companies and small companies may be subject to more volatile market movements than securities of larger, more established companies. Micro capitalization and small capitalization companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. The securities of micro capitalization and small capitalization companies may be traded only on the OTC market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by a fund of securities in order to meet redemptions or otherwise may require the fund to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

Convertible Securities. Each fund may invest in convertible debt and preferred stock. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Warrants. Each fund may purchase warrants. Warrants acquired by a fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

Depositary Receipts and Depositary Shares. Each fund may purchase depositary receipts and depositary shares. Depositary receipts and depositary shares are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities of a U.S. or foreign issuer. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary instruments and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities. Examples of such investments include, but are not limited to, American Depositary Receipts and Shares ("ADRs" and "ADSs"), Global Depositary Receipts and Shares ("GDRs" and "GDSs") and European Depositary Receipts and Shares ("EDRs" and "EDSs").

Investments in REITs. Each fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation under the Internal Revenue Code of 1986, as amended (the "Code").

Corporate Debt Obligations. Each fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

U.S. Government Securities. Each fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation), or
(d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently.

Sovereign Debt Obligations. International Equity Fund, Large Cap Growth Fund and Micro Cap Fund may invest in sovereign debt obligations. Investments in sovereign debt obligations involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a fund's net asset value, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Repurchase Agreements. The funds are not subject to any limits except that investments in repurchase agreements maturing in more than 7 days are subject to each fund's 15% limit on investments in illiquid securities. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by a fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the fund's adviser.

Short Sales. The Market Neutral Fund will and each fund may engage in short sales and short sales against the box. In a short sale, a fund sells a security it does not own in anticipation of a decline in the market value of the security. In a short sale against the box, a fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the fund delivers the security (or an identical security) to cover the short position. The fund receives the net proceeds from the short sale. When a fund enters into a short sale other than against the box, the fund must first borrow the security to make delivery to the buyer and must place cash or liquid assets in a segregated account that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. The securities of International Equity Fund, Large Cap Growth Fund and Micro Cap Fund will not be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of a fund's net assets. The Market Neutral Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 100% of the fund's net assets.

Loans of Portfolio Securities. Subject to its investment restrictions, each fund, may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The rules of the New York Stock Exchange give a fund the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by an adviser to be of good standing, and when, in the judgment of such adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

At the present time the staff of the SEC does not object if an investment company pays reasonable negotiated fees to the lending agent in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's trustees.

Restricted and Illiquid Securities. Each fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

The Board of Trustees has adopted guidelines and delegated to each adviser the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Trustees however retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments in Other Investment Companies. Each fund is permitted to invest up to 10% of its total assets in shares of registered investment companies and up to 5% of its total assets in any one registered investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. The funds may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, Standard & Poor's Depositary Receipts ("SPDRs") are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

Portfolio Turnover and Short-Term Trading. Although it is not the policy of any fund to purchase or sell securities for trading purposes, the funds place no restrictions on portfolio turnover and will sell a portfolio security without regard to the length of time such security has been held if, in a fund's adviser's view, the security meets the criteria for disposal. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by a fund and thus indirectly by its shareholders. It may also result in a fund's realization of larger amounts of short-term capital gains, distributions from which are taxable to shareholders as ordinary income. At this time, there is no anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:

          Fund                                                    2006
          ------------------------------------------------------------
          Large Cap Growth Fund                                    23%

          Micro Cap Fund                                          103%

          Market Neutral Fund                                     341%

          International Equity Fund                                84%

Temporary Defensive Investments. Notwithstanding a fund's investment objective, each fund may on occasion, for temporary defensive purposes to preserve capital or to meet redemption requests, hold part or all of its assets in cash and investment grade money market instruments (i.e., securities with maturities of less than one year) and short-term debt securities (i.e., securities with maturities of one to three years). Each fund may also invest uncommitted cash and cash needed to maintain liquidity for redemptions in investment grade money market instruments and short-term debt securities. Each fund is limited to investing up to 20% of its net assets in investment grade fixed income securities under normal circumstances.

The money market instruments and short-term debt securities in which the funds may invest consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; instruments (including negotiable certificates of deposit, non-negotiable fixed time deposits and bankers' acceptances) of U.S. banks and foreign banks; repurchase agreements; and prime commercial paper of U.S. companies and foreign companies.

Money market instruments in which the funds invest will be rated at the time of purchase P-1 by Moody's or A-1 or Duff-1 by Standard & Poor's, Duff and Fitch or, if unrated, determined by an adviser to be of comparable quality. At least 95% of each fund's assets invested in short-term debt securities will be rated, at the time of investment, Aaa, Aa, or A by Moody's or AAA, AA, or A by Standard & Poor's or, if not rated, determined to be of comparable credit quality by a fund's adviser. Up to 5% of each fund's total assets invested in short-term debt securities may be invested in securities which are rated Baa by Moody's or BBB by Standard & Poor's or, if not rated, determined to be of comparable credit quality by a fund's adviser.

                     INVESTMENT TECHNIQUES AND RELATED RISK

Strategic and Derivative Transactions. Each fund may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific equity or fixed income market movements) or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each fund may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing their investment objectives, each fund may purchase and sell (write) exchange-listed and OTC put and call options on securities, equity indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into currency transactions such as forward foreign currency exchange contracts, cross-currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to seek to protect a fund's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time and, to the extent necessary, the funds will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating a fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if an adviser believes that a fund is underweighted in cyclical stocks and overweighted in consumer stocks, the fund may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the fund's net loss exposure.

The ability of a fund to utilize Strategic Transactions successfully will depend on the adviser's ability to predict pertinent market and currency and interest rate movements, which cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The funds' activities involving Strategic Transactions may be limited in order to enable the funds to satisfy the requirements of the Code for qualification as a regulated investment company.

Risks of Strategic and Derivative Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent an adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The risks associated with the funds' transactions in options, futures and other types of derivative securities including swaps may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. The writing of put and call options may result in losses to the funds, force the purchase or sale, respectively of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the funds can realize on their respective investments or cause the funds to hold a security they might otherwise sell or sell a security they might otherwise hold. The use of currency transactions by a fund can result in the fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. The writing of options could significantly increase a fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the funds might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a fund in writing options and entering into futures transactions is potentially unlimited; however, as described above, each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of a fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

Risks of Strategic and Derivative Transactions Outside the United States. When conducted outside the United States and especially in emerging markets, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a fund's assets in special accounts, as described below under "Use of Segregated Accounts."

A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised) the underlying security, commodity, index, or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised) the underlying instrument at the exercise price. A fund may purchase a call option on a security, currency, futures contract, index or other instrument to seek to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The funds are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The funds will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. OTC options purchased by the funds and portfolio securities "covering" the amount of the funds' obligation pursuant to an OTC option sold by them (the cost of the sell-back plus the in-the-money amount, if any) are subject to the funds' restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Board of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, each adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The funds will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by such adviser.

If a fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale (writing) of put options can also provide income.

Each fund may purchase and sell (write) call options on equity securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All call options sold by the funds must be "covered" (i.e., the fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help offset any loss, the fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call option sold by a fund also exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

Each fund may purchase and sell (write) put options on equity securities and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices. Each fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, the funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian) upon conversion or exchange of other securities in their portfolios.

General Characteristics of Futures. Each fund may enter into financial futures contracts or purchase or sell put and call options on such futures. International Equity Fund and Large Cap Growth Fund may enter into futures contracts which are based upon indices of foreign securities. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a fund, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

The funds' use of financial futures and options thereon will in all cases be consistent with currently applicable regulatory requirements and, in particular, the regulations of the Commodity Futures Trading Commission (the "CTFC"), which permit principals of an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") to engage in such transactions without registering as commodity pool operators. The funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with its custodian for the benefit of a futures commission merchant (or directly with the Futures Commission merchant), as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the funds. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions. The funds may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by such fund's adviser.

The funds' transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic and Derivative Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

Each fund (other than Market Neutral Fund) may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the fund has or in which the fund expects to have portfolio exposure. For example, a fund may hold a South Korean security and the fund's adviser may believe that the Korean won will deteriorate against the Japanese yen. The fund would sell Korean won to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Korean won, although it would expose the fund to declines in the value of the Japanese yen relative to the U.S. dollar.

To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the fund's securities denominated in linked currencies. For example, if an adviser considers that the British pound is linked to the euro, a fund holds securities denominated in pounds and such adviser believes that the value of pounds will decline against the U.S. dollar, that adviser may enter into a contract to sell euros and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the funds if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the funds are engaging in proxy hedging. If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors, Spreads and Collars. Among the Strategic Transactions into which each of the funds may enter are interest rate, currency rate and index swaps and the purchase or sale of related caps, floors, spreads and collars. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The funds may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where a fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. A collar or a spread is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

The funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. The funds will not enter into any swap, cap, floor, spread or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by an adviser. If there is a default by the Counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, spreads and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors, spreads and collars are considered illiquid for purposes of each fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees has adopted guidelines and delegated to each adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors, spreads and collars. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors, spreads and collars are illiquid, and are subject to each fund's limitation on investing in illiquid securities.

Combined Transactions. Each fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple swap transactions, and multiple interest rate transactions, structured notes and any combination of futures, options, swaps, currency, multiple currency transactions (including forward currency contracts) and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the a fund's adviser it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on an adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Use of Segregated Accounts. Each fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. A fund will not enter into Strategic Transactions that expose the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. A fund may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other liquid assets on the fund's records or in a segregated account in the amount prescribed. If the market value of these securities declines or the fund's obligations on the underlying Strategic Transaction increases, additional cash or liquid securities will be segregated daily so that the aggregate market value of the segregated securities is at least equal to the amount of the fund's obligations on the underlying Strategic Transactions. Segregated assets would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

Eurodollar Contracts. Each fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Short-Term Trading. Each fund will sell a portfolio security without regard to the length of time that security has been held if, in such fund's adviser's view, the security meets the criteria for disposal.

Portfolio Diversification and Concentration. Each fund is diversified, which generally means that, with respect to 75% of its total assets (i) no more than 5% of the fund's total assets may be invested in the securities of a single issuer and (ii) each fund will purchase no more than 10% of the outstanding voting securities of a single issuer. The funds will not concentrate (invest 25% or more of their total assets) in the securities of issuers in any one industry. The funds' policies concerning diversification and concentration are fundamental and may not be changed without shareholder approval.

                             INVESTMENT RESTRICTIONS

The funds have adopted the following fundamental policies. Each fund's fundamental policies cannot be changed unless the change is approved by a "vote of the outstanding voting securities" of the fund which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the fund. A fund's non-fundamental policies may be changed by the Board of Trustees, without shareholder approval, in accordance with applicable laws, regulations or regulatory policy.

Large Cap Growth Fund. As a matter of fundamental policy, the Large Cap Growth Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value
      (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and
      (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval in accordance with applicable laws, regulations or regulatory policy. Large Cap Growth Fund may not:

      a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

      b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

      c. Invest more than 15% of its net assets in securities which are illiquid.

Micro Cap Fund. As a matter of fundamental policy, the Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value
      (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and
      (iv) the Fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call options, warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

8. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval in accordance with applicable laws, regulations or regulatory policy. The Fund may not:

      a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

      b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

      c. Invest more than 15% of its net assets in securities which are illiquid.

International Equity Fund. As a matter of fundamental policy, International Equity Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value
      (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and
      (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval in accordance with applicable laws, regulations or regulatory policy. International Equity Fund may not:

      a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

      b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

      c. Invest more than 15% of its net assets in securities which are illiquid.

Market Neutral Fund. As a matter of fundamental policy, Market Neutral Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value
      (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and
      (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval in accordance with applicable laws, regulations or regulatory policy. Market Neutral Fund may not:

      a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

      b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

      c. Invest more than 15% of its net assets in securities which are illiquid.

                         * * * * * * * * * * * * * * * *

Notwithstanding any other fundamental or non-fundamental investment restriction or policy, the funds may each invest all of its assets in the securities of a single open-end registered investment company with substantially the same fundamental investment objectives, restrictions and policies as the fund.

If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a fund's assets will not constitute a violation of the restriction. This statement does not apply to investments in illiquid securities or any borrowing.

For purposes of each fund's fundamental investment restriction regarding industry concentration, each adviser generally classifies issuers by industry in accordance with classifications set forth in the Director of Companies Filing Annual Reports with the SEC. In the absence of such classification or if an adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, such adviser may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                          PORTFOLIO HOLDINGS DISCLOSURE

The Board of Trustees has adopted policies and procedures relating to disclosure of a fund's portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.

Generally, each fund's adviser will make such fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Each adviser normally will publish it's fund's full portfolio holdings thirty (30) days after the end of each month and fifteen (15) days after the end of each calendar quarter. Such information shall be made available on the Trust's website (www.melloninstitutionalfunds.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request.

The Trust's Chief Compliance Officer, or in her absence, an authorized designee within the Trust's compliance department, is authorized to approve the disclosure of a fund's full portfolio holdings or other information prior to the date such information is generally made public to certain entities, including rating agencies, plan sponsors, prospective separate account clients, consultants and other financial intermediaries. Third parties must agree to limit the use of that information: (i) pursuant to a confidentiality agreement,
(ii) for a legitimate business purpose which does not conflict with the interests of a fund's shareholders, (iii) only for such authorized purpose, and
(iv) not to trade on such information. The Trust's Chief Compliance Officer or designee will make a determination before entering into any agreement with a third party that such arrangement will not be detrimental to the interests of the fund's shareholders.

As of the date of this statement of additional information, none of the advisers has any such arrangements.

Except as described above, a fund does not provide or permit others to provide information about the fund's portfolio holdings on a selective basis. However, the policy is not intended to prevent the disclosure of any and all portfolio information to a fund's service providers who generally need access to such information in the performance of their contractual duties and responsibilities. These service providers include the fund's adviser, the Trust's custodian, fund accounting agent, principal underwriter, auditors or counsel to the fund and its service providers, as well as internal audit personnel of affiliates of the adviser, and are subject to duties of confidentiality imposed by law and/or contract. Neither the adviser nor any fund receives any compensation or other consideration from these arrangements for the release of any fund's portfolio holdings information.

The Board of Trustees has approved this portfolio holdings disclosure policy and exercises oversight by requiring the Trust's Chief Compliance Officer to provide reports, at least annually, on its implementation and also requires that the Trust's Chief Compliance Officer monitor compliance with the policy.

In addition, each fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of a fund's fiscal quarter.

                                   MANAGEMENT

Trustees and Officers of the Trust

      The Board of Trustees has established the investment objective and policies which govern each fund's operation. The Board has appointed officers of the Trust who conduct the day-to-day business of each fund. The Board, however, remains responsible for ensuring that each fund is operating consistently according to its objective and policies and requirements of the federal securities laws. The trustees and executive officers of the Trust are listed below. All executive officers of the Trust are affiliates of the funds' advisers, Franklin Portfolio Associates, LLC ("Franklin Portfolio"), Mellon Equity Associates LLP ("Mellon Equity") or Newton Capital Management Limited ("Newton") or their affiliates (Franklin Portfolio, Mellon Equity and Newton are referred collectively as the "Advisers").

                                                                                   Number of
                                                                                   Portfolios
                                   Term of                                          in Fund
                                  Office and                                        Complex
Name, Address and (Age)           Length of     Principal Occupation(s)            Overseen by   Other Directorships
Position with the Trust          Time Served*   During Past 5 Years                  Trustee       Held by Trustees
--------------------------------------------------------------------------------------------------------------------
                                                Independent Trustees

Samuel C. Fleming (66),          Since 1986            Chairman Emeritus,               30               None
Trustee                                             Decision Resources, Inc.
c/o Decision Resources, Inc.                      ("DRI"); formerly, Chairman
260 Charles Street                                        of the Board
Waltham, MA  02453                                and Chief Executive Officer,
                                                              DRI

Benjamin M. Friedman (62),       Since 1989         William Joseph Maier,               30               None
Trustee                                             Professor of Political
c/o Harvard University                                     Economy,
Littauer Center 127                                   Harvard University
Cambridge, MA  02138

John H. Hewitt (71),             Since 1986      Trustee, Mertens House, Inc.           30               None
Trustee                                                   (hospice)
P.O. Box 2333
New London, NH  03257

Caleb Loring III (63),           Since 1986         Trustee, Essex Street               30               None
Trustee                                                 Associates
c/o Essex Street Associates                     (family investment trust office)
P.O. Box 5600
Beverly, MA  01915

                                               Interested Trustees

**Patrick J. Sheppard  (41)      Since 2003     President and Chief Operating           30               None
Trustee, President and Chief                    Officer of The Boston Company
Executive Officer                                   Asset Management, LLC;
The Boston Company Asset                            formerly, Senior Vice
Management, LLC,                                President and Chief Operating
One Boston Place                                    Officer, Mellon Asset
Boston, MA  02108                                Management ("MAM"); formerly
                                                   Vice President and Chief
                                                    Financial Officer, MAM

                             Interested Principal Officers who are not Trustees
----------------------------------------------------------------------------------------------------------------
                                                                                      Number of
                                  Term of                                          Portfolios in
                                 Office and                                             Fund          Other
                                  Length of                                           Complex      Directorships
Name, Address and (Age)             Time       Principal Occupation(s)               Overseen by     Held by
Position with the Trust           Served *     During Past 5 Years                    Trustee        Trustees
----------------------------------------------------------------------------------------------------------------
Barbara A. McCann (45)           Since 2003    Senior Vice President and                N/A             N/A
Vice President and Secretary                   Head  of Operations, Mellon
Mellon Asset Management                         Asset Management ("MAM"),
One Boston Place                               formerly First Vice President,
Boston, MA  02108                               MAM and Mellon Global
                                                     Investments

Steven M. Anderson (41)             Vice          Vice President and Mutual             N/A             N/A
Vice President and Treasurer      President    Funds Controller, Mellon Asset
Mellon Asset Management          since 1999;   Management; formerly Assistant
One Boston Place                  Treasurer       Vice President and Mutual
Boston, MA  02108                 since 2002     Funds Controller, Standish
                                                   Mellon Asset Management
                                                         Company LLC

Denise B. Kneeland (55)          Since 1996       First Vice President and              N/A             N/A
Assistant Vice President                            Manager, Mutual Funds
Mellon Asset Management                           Operations, Mellon Asset
One Boston Place                                  Management; formerly Vice
Boston, MA  02108                               President and Manager, Mutual
                                                 Funds Operations, Standish
                                                   Mellon Asset Management
                                                         Company LLC

Mary T. Lomasney (49)            Since 2005     First Vice President, Mellon            N/A             N/A
Chief Compliance Officer                         Asset Management and Chief
Mellon Asset Management,                         Compliance Officer, Mellon
One Boston Place                                  Funds Distributor, L.P.;
Boston, MA  02108                               formerly Director, Blackrock,
                                                Inc., Senior Vice President,
                                                   State Street Research &
                                                 Management Company ("SSRM")
                                                    and Vice President, SSRM.

* Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.

** Mr. Sheppard is an "interested Trustee," as defined in the 1940 Act due to his position as President and Chief Operating Officer of The Boston Company Asset Management LLC, which is a wholly-owned indirect subsidiary of Mellon Financial Corporation, and an affiliate of the Advisers..

The Trust has three standing committees of the Board - a Committee of the Independent Trustees, an Audit Committee and a Nominating Committee. Messrs. Fleming, Friedman, Loring and Hewitt, each a Trustee who is not an "interested person" of the Trust ("Independent Trustee"), serve on the Committee of the Independent Trustees, the Audit Committee and the Nominating Committee. The functions of the Committee of Independent Trustees include requesting that the funds' investment adviser(s) and principal underwriter furnish such information as may reasonably be necessary to evaluate: (i) the performance of the funds' investment adviser(s) and principal underwriter; (ii) the terms of the investment advisory and distribution agreements, and any advisory fees, distribution fees, service fees or sales charges to be paid by the funds or its investors; and (iii) the resources, qualifications and profitability of the funds' investment adviser(s) and principal underwriter, recommending to the Board the selection, retention or termination of the funds' investment adviser(s) and principal underwriter and the compensation to be paid thereto, reviewing periodically the size and composition of the Board of Trustees and its governance procedures and recommending any such changes to the full Board of Trustees, reviewing periodically the compensation of Independent Trustees and making such adjustments as appropriate, and reviewing the responsibilities, size and composition of committees of the Board of Trustees, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make such recommendations to the full Board of Trustees as the Committee shall deem appropriate. The functions of the Audit Committee include recommending independent auditors to the Board, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Independent Trustees. The Board of Trustees does not currently consider candidates proposed for nomination by the shareholders for election as Trustees.

During the most recently completed fiscal year for the Trust, the Trust's Board of Trustees held 7 meetings. The Committee of Independent Trustees held 6 meetings, the Audit Committee held 4 meetings and the Nominating Committee held 0 meetings.

Set forth below is the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2006:

                                                Aggregate Dollar Range of Equity
                                                  Securities in All Registered
                                                Investment Companies Overseen by
                                                    Trustee in the Mellon
                     Dollar Range of Equity     Institutional Funds Family of
 Name of Trustee     Securities in the Trust                  Funds
--------------------------------------------------------------------------------
                       Independent Trustees
  Samuel C. Fleming             $0                    Over $100,000

Benjamin M. Friedman            $0                    Over $100,000

   John H. Hewitt               $0                    Over $100,000

  Caleb Loring, III             $0                 $10,001 to $50,000

                        Interested Trustees

 Patrick J. Sheppard            $0                    Over $100,000

Compensation of Trustees and Officers

The Trust does not pay compensation to the Trustees of the Trust that are affiliated with Franklin Portfolio, Mellon Equity or Newton or to the Trust's officers, except that a portion of the compensation of the Trust's Chief Compliance Officer, as approved by the Independent Trustees, is borne by the Trust.

The following table sets forth all compensation paid to the Trust's trustees as of each fund's calendar year ended December 31, 2006:

                      Aggregate Compensation from the Funds

                        Large Cap                                Market     Pension or Retirement      Total Compensation from
Name of                   Growth    Micro Cap   International   Neutral   Benefits Accrued as Part   Funds and & Other Funds in
Trustee                    Fund      Fund***     Equity Fund      Fund        of Funds' Expense               Complex*
-------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming          $386        $131          $508         $386               $0                        $56,750

Benjamin M. Friedman       $386        $131          $508         $386               $0                        $56,750

John H. Hewitt             $386        $131          $508         $386               $0                        $56,750

Caleb Loring, III          $389        $133          $539         $ 38               $0                        $61,750

Patrick J. Sheppard**      $  0        $  0          $  0         $  0               $0                        $     0

* As of the date of this Statement of Additional Information there were 30 funds in the fund complex.

**    Mr. Sheppard is not compensated by the funds.

***   The fund commenced operations on May 1, 2006.

Material Relationships of the Independent Trustees

For the purposes of the statements below: the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which the Advisers or any of its affiliates, act as investment adviser. For example, the related funds include all of the funds for which a subsidiary of Mellon serves as an investment adviser.

As of December 31, 2006, none of the Independent Trustees, nor any of the members of their immediate family, beneficially own any securities issued by the Advisers or any other entity in a control relationship to the Advisers. During the calendar years of 2005 and 2006, none of the Independent Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in an Adviser or any other entity in a control relationship to an Adviser. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each, a "fund-related party"): (i) the funds, (ii) an officer of any of the funds, (iii) a related fund, (iv) an officer of any related fund, (v) an Adviser; (vi) any affiliate of an Adviser; or (vii) an officer of any such affiliate.

During the calendar years 2005 and 2006, none of the Independent Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $120,000) with any fund-related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

None of the Trust's Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Trust, (ii) an officer of the Trust, (iii) a related fund, (iv) an officer of any related fund, (v) an Adviser, or (vi) any other entity in a control relationship to the Trust.

Certain Shareholders

At January 4, 2007, the Trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each fund. Also at that date, no person beneficially owned 5% or more of the then outstanding shares of any fund except:

Mellon Equity Large Cap Growth Fund

                                        Percentage of
                                        Outstanding
Name and Address                        Shares
-----------------------------------------------------
SEI Private Trust Company               53.04%*
One Freedom Valley Drive
Oaks, PA 19456

MBC Investments Corporation             46.96%*
Two Greenville Crossing
4001 Kennett Pike Suite 218
Greenville, DE 19807-2029

Mellon Equity Micro Cap Fund

                                        Percentage of
                                        Outstanding
Name and Address                        Shares
-----------------------------------------------------
MBC Investments Corporation             52.56%*
Two Greenville Crossing
4001 Kennett Pike Suite 218
Greenville, DE 19807-2029

SEI Private Trust Company               46.62%*
C/O Mellon Bank
One Freedom Valley Drive
Oaks, PA 19456

Mellon Institutional Market Neutral Fund

                                        Percentage of
                                        Outstanding
Name and Address                        Shares
-----------------------------------------------------
MBC Investments Corporation             99.22%*
Two Greenville Crossing
4001 Kennett Pike Suite 218
Greenville, DE 19807-2029

Newton International Equity Fund

                                        Percentage of
                                        Outstanding
Name and Address                        Shares
-----------------------------------------------------
Factory Mutual Insurance Company        68.64%*
225 Wyman Street
Waltham, MA 02451-1209

Trust Fund for the People of            14.85%
the Federated States of Micronesia
1849 C Street NW RM 4311A
Washington, DC 20240-0001

FM Global Pension Plan                  13.73%
225 Wyman Street
Waltham, MA 02451-1209

* Because the shareholder beneficially owned more than 25% of the then outstanding shares of the indicated fund, the shareholder was considered to control such fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such fund will be approved or disapproved.

Investment Advisers

Each Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and each Adviser is a direct or indirect wholly owned indirect subsidiary of Mellon Financial Corporation ("Mellon") located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108.

Franklin Portfolio is located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. The following constitute the members of the Board of Directors of Franklin Portfolio: John Cone, Paul Healey, Phil Maisano; John Nagorniak; Ron O'Hanley and Scott Wennerholm.

Mellon Equity is located at 500 Grant Street, Suite 4200, Pittsburgh, PA 15258. The following constitute the members of the Board of Directors of Mellon Equity:
Phil Maisano; John Nagorniak; Patricia K. Nichols, Ron O'Hanley, William P. Rydell and Scott Wennerholm.

Newton is located at Mellon Financial Centre, 160 Queen Victoria Street, London, EC4V 4LA, England. The following constitute the members of the Board of Directors of Newton: Guy Christie, Helena Morrissey, Jeff Monroe, Andrew Downs, Mark Scott and Kate Turner.

Mellon is a global financial services company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon is one of the world's leading providers of asset management, trust, custody and benefits consulting services and offers a comprehensive array of banking services for individuals and corporations. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

On December 4, 2006, Mellon and The Bank of New York Company, Inc. ("BNY") announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, the Advisers, currently wholly-owned subsidiaries of Mellon, would become wholly-owned subsidiaries of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY's and Mellon's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon and BNY expect the transaction to be completed in the third quarter of 2007.

Subject to the supervision and direction of the Trustees of the Trust, the each adviser recommends investment decisions, places orders to purchase and sell. In addition to those services, the Advisers provide the funds with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. Under the investment advisory agreements, each Adviser is paid a fee for its services based upon a percentage of their fund's average daily net asset value computed as set forth below. The advisory fees are payable monthly.

                          Contractual Advisory Fee Rate

               Fund (as a percentage of average daily net assets)

                 Large Cap Growth Fund                    0.65%
                 Micro Cap Fund                           1.00%
                 International Equity Fund                0.80%
                 Market Neutral Fund                      1.00%

During the last fiscal year ended September 30, 2006, the funds paid advisory fees in the following amounts:

                             Fund                       2006

                 Large Cap Growth Fund(1)           $      0 (3)
                 Micro Cap Fund(2)                  $      0 (4)
                 International Equity Fund(1)       $106,610 (5)
                 Market Neutral Fund(1)             $      0 (6)

(1)   The fund began operations on December 21, 2005.

(2)   The fund began operations on May 1, 2006.

(3) For the period December 21, 2005 (commencement of operations) to September 30, 2006, the adviser voluntarily agreed not to impose its fees in the amount of $12,494.

(4) For the period December 21, 2005 (commencement of operations) to September 30, 2006, the adviser voluntarily agreed not to impose its fees in the amount of $34,780.

(5) For the period May 1, 2006 (commencement of operations) to September 30, 2006, the adviser voluntarily agreed not to impose a portion of its fees in the amount of $96,038.

(6) For the period December 21, 2005 (commencement of operations) to September 30, 2006, the adviser voluntarily agreed not to impose its fees in the amount of $19,751.

Each Adviser has voluntarily and temporarily agreed to limit its total expense ratios (excluding brokerage commissions, taxes and extraordinary expenses) of Large Cap Growth Fund to 0.95%, Micro Cap Fund to 1.35%, International Equity Fund to 1.15%, and Market Neutral Fund to 1.25% (also excluding dividends on short sales) of the applicable fund's average daily net assets.

Each Adviser may revise or discontinue these agreements at any time although they have no current intention to do so. If an expense limitation is exceeded, the compensation due to such Adviser shall be proportionately reduced by the amount of such excess by reduction or refund thereof, subject to readjustment during the period during which such limit is in place.

Pursuant to the investment advisory agreements, each fund each bear expenses of their operations other than those incurred by the adviser pursuant to the investment advisory agreement. Among other expenses, each fund will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; costs of fund compliance services; and Trustees' fees and expenses.

The term of the investment advisory agreements for each fund other than the Micro Cap Fund ends on December 15, 2007. The term of the investment advisory agreement for the Micro Cap Fund ends on April 28, 2008. Unless terminated as provided below, the investment advisory agreements continue in full force and effect from year to year after their initial two-year terms but only so long as each such continuance is approved annually (i) by either the Trustees of the Trust or by the "vote of a majority of the outstanding voting securities" of the applicable fund, and, in either event (ii) by vote of a majority of the Trustees of the Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or by the "vote of a majority of the outstanding voting securities" of the fund or by the respective Adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their assignment as defined in the 1940 Act.

Custodian

Mellon Bank, N.A. ("Mellon Bank"), with its principal place of business at One Mellon Center, Pittsburgh, Pennsylvania 15258, serves as custodian for the Large Cap Growth Fund, Micro Cap Fund and International Equity Fund. Mellon Bank also provides administration and accounting services to the funds. Mellon Bank is a wholly-owned subsidiary of Mellon.

Pursuant to agreement between Mellon Bank and the Trust, Mellon Bank provides the funds with administration services which include financial reporting, registered investment company compliance, and Board and tax reporting, and Mellon Bank is responsible for supervising the provision of transfer agent services to each fund by Dreyfus Transfer, Inc. ("DTI") and serves as liaison between the Trust and its other services providers as agreed upon from time to time by the Trust and Mellon Bank. For these services, Mellon Bank receives a fee of $15,000 per year per fund and an additional fee of $3,000 per year for each additional class of shares for each fund.

Mellon Bank also provides accounting services to the funds, including valuation services, maintenance of certain books and records and preparation of various accounting reports and statements. For these services, Mellon Bank receives a fee of $30,000 per year per fund which invests primarily in U.S. securities, $45,000 per year per fund which invests primarily in foreign securities, $18,000 per year per fund with less than $25 million assets, and an additional fee of $3,000 per year for each additional class of shares for each fund.

Custodial Trust Company ("CTC"), with its principal place of business at 101 Carnegie Center, Princeton, New Jersey 08540-6231, serves as custodian for Market Neutral Fund. Pursuant to an agreement between the Trust, on behalf of Market Neutral Fund, and CTC, CTC receives an annual fee equal to the greater of
(i) $5,000 or (ii) the sum of the amounts obtained by applying per annum percentage rates to the Market Neutral Fund's assets as follows:

      0.03% of the first $50 million
      0.02% of the next $150 million and
      0.01% of over $200 million.

Market Neutral Fund also pays to CTC transaction charges, which include $8 for each receipt or delivery of book-entry securities (excluding cash sweep or securities lending cash collateral investments) and $50 for each receipt or delivery of securities in physical form.

Transfer Agent

DTI serves as the transfer agent for the funds. DTI is a wholly owned indirect subsidiary of Mellon. Pursuant to agreements between DTI and the Trust, DTI provides the funds with transfer agency services which include maintaining shareholder records, processing shareholder transactions and fund dividend activity and preparing and mailing shareholder reports and confirmations. For these services, DTI receives a fee of $6,000 per year per fund and an additional fee of $6,000 per year for each additional class of shares for each fund. DTI also receives an additional fee of $19.06 per open shareholder account in a daily dividend fund and $12.84 per open shareholder account in a quarterly/annual dividend fund and a custodial fee of $10.00 per IRA/Keough account (subject to a $25.00 maximum per participant).

Distributor of the Trust

Mellon Funds Distributor, L.P., an affiliate of the Advisers, serves as the Trust's exclusive principal underwriter and makes itself available to receive purchase orders for the funds' shares. In that capacity, Mellon Funds Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the funds' shares in accordance with the terms of the Underwriting Agreement between the Trust and Mellon Funds Distributor. Pursuant to the Underwriting Agreement, Mellon Funds Distributor has agreed to use its best efforts to obtain orders for the continuous offering of the funds' shares. Mellon Funds Distributor receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to each fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to a fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the applicable fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of Mellon Funds Distributor are located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108.

               ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

Other Accounts the Portfolio Managers are Managing

      The table below indicates for each portfolio manager of each fund information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of September 30, 2006. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

Franklin Portfolio

 PORTFOLIO
MANAGER NAME                     FUND                 OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
----------------------------------------------------------------------------------------------------------
Mike Dunn                  Market Neutral Fund   Other Registered Investment Companies: 3 funds with total
                                                 assets of $317 million.

                                                 Other Pooled Investment Vehicles: 0 entities with total
                                                 assets of approximately $0 million.

                                                 Other Accounts: 12 accounts with total assets of
                                                 approximately $1.681 billion.

      Franklin Portfolio does not generally receive a fee based upon the investment performance of the accounts included under "Other Accounts Managed by the Portfolio Manager" in the table above, except for 3 of the "Other Accounts" listed above managed by Mr. Dunn have total assets of $1.019 billion.

Mellon Equity

  PORTFOLIO
 MANAGER NAME                    FUND                 OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
----------------------------------------------------------------------------------------------------------
Ronald P. Gala             Large Cap Growth      Other Registered Investment Companies: 7 funds with total
                           Fund                  assets of $1.7 billion.

                                                 Other Pooled Investment Vehicles: None.

                                                 Other Accounts: 19 accounts with total assets of $1.6
                                                 billion.

Jocelin A. Reed            Large Cap Growth      Other Registered Investment Companies: 6 funds with total
                           Fund                  assets of $1.0 billion.

                                                 Other Pooled Investment Vehicles: 6 entities with total
                                                 assets of $289.4 million.

                                                 Other Accounts: 22 accounts with total assets of $1.1
                                                 billion.

Peter D. Goslin            Micro Cap Fund        Other Registered Investment Companies: 5 funds with total
                                                 assets of $248.8 million.

                                                 Other Pooled Investment Vehicles: 1 entity with total
                                                 assets of $4.5 million.

                                                 Other Accounts: 7 accounts with total assets of $105.2
                                                 million.

John R. O'Toole            Micro Cap Fund        Other Registered Investment Companies: 6 funds with total
                                                 assets of $1.6 billion.

                                                 Other Pooled Investment Vehicles: 3 entities with total
                                                 assets of approximately $104.3 million.

                                                 Other Accounts: 26 accounts with total assets of
                                                 approximately $573.6 million.

Mellon Equity does not generally receive a fee based upon the investment performance of the accounts included under "Other Accounts Managed by the Portfolio Manager" in the table above, except for four of the "Other Accounts" listed above managed by Mr. Gala having total assets of $433.5 million, four of the "Other Accounts" listed above managed by Mr. O'Toole having total assets of $43.1 million and one "Other Account" managed by Ms. Reed having total assets of $33.7 million.

Newton

 PORTFOLIO
MANAGER NAME                   FUND                   OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
----------------------------------------------------------------------------------------------------------
Paul Butler                International         Other Registered Investment Companies: 7 funds with total
                           Equity Fund           assets of approximately $1.218 billion.

                                                 Other Pooled Investment Vehicles: 2 entities with total
                                                 assets of approximately $1.424 billion.

                                                 Other Accounts: 4 accounts with total assets of
                                                 approximately $1.291 billion.

Paul Markham               International         Other Registered Investment Companies: 2 fund with total
                           Equity Fund           assets of approximately $26.3 million.

                                                 Other Pooled Investment Vehicles: 4 entities with total
                                                 assets of approximately $268.1 million.

                                                 Other Accounts: 2 accounts with total assets of
                                                 approximately $79.7 million.

      Newton does not generally receive a fee based upon the investment performance of the accounts included under "Other Accounts Managed by the Portfolio Manager" in the table above, except for 4 of the "Other Accounts" listed above (all managed by Mr. Butler) having total assets of approximately $1.291 billion.

Potential Conflicts of Interest involving Portfolio Managers

      When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the funds do not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of their respective fund as well as one or more other accounts. Each Adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

   o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. Each Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

   o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of each Adviser generally requires that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Advisers will place the order in a manner intended to result in as favorable a price as possible for such client.

   o A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if an Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below.

   o A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. Each Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

   o If the different accounts have materially and potentially conflicting investment objections or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, each Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers.

      Each Franklin Portfolio portfolio manager's compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). All bonus awards are based in part on the financial performance of Franklin Portfolio and on a subjective evaluation of the contributions made by each portfolio manager.

      A portion of each portfolio manager's annual bonus is deferred into to the following year. In addition, portfolio managers may participant in Franklin Portfolio's long-term incentive plan, which is linked to the annual profitability of Franklin Portfolio, and the growth of profitability over time, which vests after three years of service.

      Each Mellon Equity portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the Mellon Equity Associates Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on MEA's performance. The portfolio managers are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for portfolio managers are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to MEA.

      Portfolio managers are also eligible to participate in the MEA Long Term Incentive Plan. This Plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of MEA (capped at 20% per year). Management has discretion with respect to actual participation.

      Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's Elective Deferred Compensation Plan.

      Each Newton portfolio manager's compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). All bonus awards are based on the investment performance of certain accounts that attract a performance related fee, for which the portfolio manager has day-to-day responsibility. Individual bonus awards for portfolio managers are discretionary and is measured in one, three and five year periods. Portfolio managers also receive phantom stock and other executive perquisites (i.e., car allowance), based on the Newton stock, which normally vest on the last day of the financial year ending immediately before the fourth anniversary of the effective award date.

Share Ownership by Portfolio Managers.

      The following table indicates as of September 30, 2006 the value, within the indicated range, of shares beneficially owned by the portfolio managers in each fund they manage. For purposes of this table, the following letters indicates the range indicated below:

      A - $0
      B - $1 - $10,000
      C - $10,001 - $50,000
      D - $50,001 - $100,000
      E - $100,001 - $500,000
      F - $500,001 - $1,000,000
      G - More than $1 million

PORTFOLIO MANAGER
       NAME                    FUND             OWNERSHIP
---------------------------------------------------------
Jocelyn A. Reed       Large Cap Growth Fund        A

Ronald P. Gala        Large Cap Growth Fund        A

Peter D. Goslin          Micro Cap Fund            A*

John R. O'Toole          Micro Cap Fund            A*

Paul Butler         International Equity Fund      A

Paul Markham        International Equity Fund      A

Mike Dunn              Market Neutral Fund         A

* The fund commenced operations on May 1, 2006.

                                 CODE OF ETHICS

Code of Ethics. The Board of Trustees has approved a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of the funds, and has also approved a code of ethics under Rule 17j-1 which is applicable to the officers, trustees/directors and designated employees of the adviser, the principal underwriter and certain affiliates. The codes of ethics establishes procedures for personal investing and restricts certain transactions. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. Subject to the requirements of the codes of ethics, personnel of the advisor and its affiliates may invest in securities, including securities that may be purchased or held by the funds. Employees, trustees/directors and officers subject to these codes of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the funds, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The restrictions contained in the codes of ethics are a continuation of the basic principle that the interests of the funds and their investors, come before those of the Advisers and their employees. The codes are on public file with and available from the SEC.

                  SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of the Trust has adopted proxy voting policies and procedures (the "Fund's Proxy Voting Policies") which delegate to each Adviser the authority to vote proxies of companies held in it respective fund's portfolio. Such Adviser, through its participation on the Mellon Proxy Policy Committee (the "MPPC"), applies Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of its fund.

Each Adviser recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with detailed, pre-determined written proxy voting guidelines (the "Mellon Voting Guidelines") which have been developed by the MPPC based on internal and external research and recommendations provided by Institutional Shareholder Services, an independent proxy voting agent ("ISS"). ISS has been engaged as proxy voting agent to review each proxy received by a fund and apply the Mellon Voting Guidelines to determine how the proxy should be voted. Items that can be categorized by ISS under the Mellon Voting

Guidelines are voted by ISS in accordance with the Mellon Voting Guidelines or referred to the MPPC, if the guidelines so require. Proposals that cannot be categorized under the Mellon Voting Guidelines are referred to the MPPC for discussion and vote, which the MPPC does without consideration of any client relationship factors. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. The Mellon Voting Guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon's or the adviser's policies on specific issues.

With regard to voting proxies of foreign companies, the adviser weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the MPPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval.

The adviser seeks to avoid material conflicts of interest by participating in the MPPC, which applies the Mellon Proxy Voting Guidelines in an objective and consistent manner across all client accounts, including the funds, through ISS as proxy voting agent. In situations where the adviser or the MPPC believes there may be an actual or potential material conflict of interest in voting a proxy on behalf of a fund, MPPC will engage ISS pursuant to a separate agreement to act as an independent fiduciary to vote the proxy in a manner which ISS determines, in its sole discretion, is in the best interests of the affected fund. In situations where the adviser or its affiliates have discretion over the assets of an advisory client which are invested in a Mellon Institutional Fund, the MPPC has engaged ISS as independent fiduciary to vote proxies issued by the fund on behalf of such clients.

The funds' Proxy Voting Policies requires each Adviser to submit to the Board promptly in writing any material changes to such Adviser's proxy voting policies and procedures. The Board must approve any such material changes within six months of the submission. The funds' Proxy Voting Policies also require each Adviser to submit quarterly and annual reports to the Board describing, among other things, any material issues arising under these proxy voting policies and procedures and any exceptions from such Adviser's proxy voting policies and procedures.

To view the funds' proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov.

                        PURCHASE AND REDEMPTION OF SHARES

Additional information on purchase and redemption of shares is included in the prospectus.

In addition to Mellon Funds Distributor and other agents of the Trust, each fund has authorized one or more brokers and dealers and other financial intermediaries ("Third Party Agents") to accept on its behalf orders for the purchase and redemption of fund shares pursuant to written agreements with each such Third Party Agent. Under certain conditions, such Third Party Agents may designate other intermediaries to accept orders for the purchase and redemption of fund shares. Such purchase and redemption orders are considered to have been received by a fund when accepted by the Third Party Agent or, if applicable, the Third Party Agent's designee. Such purchase and redemption orders will receive the appropriate fund's net asset value per share next computed (subject to the imposition of a redemption fee, if applicable) after the purchase or redemption order is accepted by the authorized Third Party Agent, or, if applicable, the Third Party Agent's designee. All Third Party Agents are required to process and transmit orders to Mellon Funds Distributor or the Trust in accordance with all applicable laws. Shares of the funds purchased through Third Party Agents may be subject to transaction fees on purchases or redemptions, no part of which will be received by any of the funds, Mellon Funds Distributor or an Adviser.

The Trust may suspend the right to redeem fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a fund of securities owned by it or determination by a fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the funds.

The Trust intends to pay redemption proceeds in cash for all fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in fund portfolio securities. Portfolio securities paid upon redemption of fund shares will be valued at their then current market value. The Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

                             PORTFOLIO TRANSACTIONS

Each Adviser is responsible for placing each fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the funds, and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the Advisers will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. In addition, if an Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the funds may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the adviser in carrying out its responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the funds effect their securities transactions may be used by an Adviser in servicing other accounts; not all of these services may be used by an Adviser in connection with its respective fund generating the soft dollar credits. The investment advisory fee paid by the funds under the investment advisory agreements will not be reduced as a result of an Adviser's receipt of research services.

Each Adviser also places portfolio transactions for other advisory accounts. The Advisers will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the fund. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment. Since the funds are newly created, they have not paid any brokerage commission for portfolio transactions.

                              BROKERAGE COMMISSIONS

                   Aggregate Brokerage Commissions Paid by the
               Funds on Portfolio Transactions for the fiscal year
                            ended September 30, 2006

                    Fund
          ------------------------------------------------------------
          Large Cap Growth Fund                         $  1,969

          Micro Cap Fund                                $ 41,526

          International Equity Fund                     $109,023

          Market Neutral Fund                           $  7,516

(1). At September 30, 2006, the following funds or portfolios held securities of their regular broker-dealers:

                                                                        Shares
     Large Cap Growth Fund:
     Bank of America Corp.                                               300
     Goldman Sachs Group, Inc.                                           200
     Merrill Lynch & Co., Inc.                                           200
     Morgan Stanley                                                      200

     International Equity Fund:
     UBS AG                                                             9,064

     Market Neutral Fund:
     The Bear Stearns Group                                              100

                        DETERMINATION OF NET ASSET VALUE

Each fund's net asset value is calculated each day on which the NYSE is open (a "Business Day"). Currently, the NYSE is not open on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of each fund's shares is determined as of the close of regular trading on the NYSE (generally 4:00 p.m., New York time). If the NYSE closes early, the calculation of net asset value will be accelerated to that time. Net Asset Value is computed by dividing the value of all securities and other assets of a fund less all liabilities by the applicable number of fund shares outstanding, and adjusting to the nearest cent per share. Expenses and fees of each fund are accrued daily and taken into account for the purpose of determining net asset value.

Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which market quotations are not readily available or are deemed unreliable and all other assets are valued at fair value as determined in good faith at the direction of the Trustees.

Money market instruments with less than sixty days remaining to maturity when acquired by a fund are valued on an amortized cost basis. If a fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees of the Trust determine during such sixty-day period that amortized cost does not represent fair value.

Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the NYSE. If a security's primary exchange is outside the U.S., the value of such security used in computing the net asset value of a fund's shares is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the NYSE. Occasionally, events which affect the values of foreign securities and currency exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE and will therefore not be reflected in the computation of the funds' net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in accordance with procedures adopted in good faith by the Trustees of the Trust.

                           THE FUNDS AND THEIR SHARES

Each fund is a diversified investment series of the Trust, an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986, as amended from time to time. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each fund. Each share of a fund represents an equal proportionate interest in the fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a fund, shareholders of that fund are entitled to share pro rata in the net assets available for distribution.

Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in any fund. The Trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this SAI, the Trustees do not have any plan to establish multiple classes of shares for any of the funds. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required by applicable law), the Trustees may authorize each fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund.

All fund shares have equal rights with regard to voting, and shareholders of a fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

                                    TAXATION

Each series of the Trust, including each fund, is treated as a separate entity for accounting and tax purposes. Each fund intends to qualify each year and has intended or intends to elect to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each fund will not be subject to Federal income tax on its investment company taxable income and net capital gain which are distributed timely to shareholders in accordance with the requirements of the Code.

In order to qualify as a regulated investment company under Subchapter M of the Code, each fund must, among other things (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from option, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% Income Test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

If each fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, each fund generally will not be subject to U.S. Federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. Federal income tax at regular corporate rates on the amount retained. Each fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If a fund does not qualify for any taxable year as a regulated investment company, it will be treated as a U.S. corporation subject to U.S. Federal income tax, thereby subjecting any income earned by a fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

Each fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the funds as of a record date in October, November or December of the year but paid during the following January. Such distributions will be treated under the Code as if received by shareholders on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

Provided that the funds continue to qualify as regulated investment companies, they will also not be required to pay any Massachusetts income, corporate excise or franchise taxes.

The funds will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For Federal income tax purposes, a fund is permitted to carry forward a net capital loss recognized in any year to offset its own net capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the fund and would not be required to be distributed as such to shareholders. As of the end of its most recent taxable year, the funds had no capital loss carryforwards available.

Certain options, futures or currency forward transactions undertaken by a fund may cause the fund to recognize gains or losses from marking to market even though the fund's positions have not been sold or terminated and may affect the character of such gains and losses as long-term or short-term (or, in the case of certain options, futures or forward contracts relating to foreign currency, as ordinary income or loss) and the timing of some capital gains and losses realized by the funds and allocable to the corresponding fund. Additionally, a fund may be required to recognize gain if an option, futures or forward contract, short sale, swap or other strategic transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed by a fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses on transactions involving options, futures or forward contracts, swaps and/or offsetting or successor positions may be deferred under the tax straddle rules rather than being taken into account currently in calculating the funds' taxable income or gain and may also affect the long-term or short-term characterization of capital gains or losses from such position. Certain of the applicable tax rules may be modified if a fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a fund's distributions to shareholders. Each fund will take into account the special tax rules applicable to options, futures, forward contracts, short sales, swaps and constructive sales in order to minimize any potential adverse tax consequences.

The funds may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the funds. Tax rules are not entirely clear about issues such as when the funds may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the funds, in the event that they invest in such securities, in order to seek to ensure that the funds distribute sufficient income to preserve their status as regulated investment companies and do not become subject to U.S. Federal income or excise tax.

If the funds invest in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount (or with market discount if an election is made to include market discount in income currently), the funds must accrue income on such investments prior to the receipt of the corresponding cash payments. However, each fund must distribute, at least annually, all or substantially all of its net income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, the funds may have to dispose of their portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage themselves by borrowing the cash, to allow satisfaction of the distribution requirements.

The Federal income tax rules applicable to certain structured or hybrid securities, currency swaps or interest rate swaps, caps, floors and collars are unclear in certain respects, and a fund will account for these instruments in a manner that is intended to allow the funds to continue to qualify as regulated investment companies.

In some countries, restrictions on repatriation of earnings may make it difficult or impossible for a fund to obtain cash corresponding to its earnings from such countries which may cause a fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.

Foreign exchange gains and losses realized by a fund, in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures contracts and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of fund distributions to shareholders. Under Treasury Regulations that may be promulgated in the future, any such transactions that are not directly related to a fund's investment in stock or securities, (or the options or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% Income Test. If the net foreign exchange loss for a year were to exceed a fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the funds or their shareholders in future years.

Each fund may be subject to withholding and other taxes imposed by foreign countries with respect to investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in a fund would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the applicable fund's total assets at the close of any taxable year consist of stock or securities of foreign corporations and the fund were to file an election with the Internal Revenue Service (the "IRS"). Large Cap Growth Fund, Micro Cap Fund and Market Neutral Fund do not expect to meet this 50% requirement, with the result that shareholders of each such fund will not include foreign taxes, if any, paid by the fund in their gross incomes and will not be entitled to any related tax deductions or credits for such taxes on their own tax returns. Such taxes will reduce the amounts these funds would otherwise have available to distribute.

The International Equity Fund expects to meet the 50% threshold referred to in the previous paragraph and may therefore file an election with the IRS pursuant to which shareholders of that fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the fund and allocated to them even though not actually received by them, and (ii) treat such respective pro rata portions as foreign taxes paid by them. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes and similar taxes.

If International Equity Fund makes this election, shareholders may then deduct (not in excess of the tax actually owed by the fund) such pro rata portions of qualified foreign taxes in computing their taxable income, or, alternatively, use them as foreign tax credits, subject to applicable holding period requirements and other limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that International Equity Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes, and (ii) the portion of dividends which represents income from each foreign country.

If a fund acquires stock (including, under regulations that may be promulgated in the future, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), it could be subject to Federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized is timely distributed to its shareholders. Such funds would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require a fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. Each of the funds, other than Market Neutral Fund, may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize the fund's tax liability or maximize its return from these investments.

For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that a fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.

Dividend income distributed to individual shareholders will qualify for the maximum 15% U.S. federal income tax rate on dividends to the extent that such dividends are attributable to "qualified dividend income" as that term is defined in Section 1(h)(11)(B) of the Code from the fund's investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the fund and the shareholders. Dividends received by a fund from REITs generally are not expected to qualify for treatment as qualified dividend income.

A foreign corporation generally is treated as a qualified foreign corporation if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States. A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the fund from passive foreign investment companies will not qualify for the maximum 15% U.S. federal income tax rate.

A dividend that is attributable to qualified dividend income of the fund that is paid by a fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by a fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Distributions by a fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions, including the portion of such distributions which may qualify for treatment as qualified dividend income, will be reported to shareholders annually.

Dividends received by a fund from U.S. corporations in respect of any share of stock that has been held for a requisite holding period in an unleveraged position and that are distributed and designated by the fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced for U.S. Federal income tax purposes by reason of "extraordinary dividends" received with respect to the shares. To the extent such basis would be reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet a minimum holding period with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining a corporation's adjusted current earnings component of its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to undistributed net investment income and/or realized or unrealized appreciation in the fund's portfolio. Consequently, subsequent distributions by a fund on such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of a fund in a transaction that is treated as a sale for tax purposes, a shareholder will realize a taxable gain or loss, equal to the difference between the amount realized on the redemption and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized on a redemption or other distribution of shares may be disallowed to the extent the shares disposed of are replaced with other shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Qualified retirement plan participants should consult their tax advisers for more information.

Under Treasury regulations, if a shareholder recognizes a loss on the disposition of fund shares in the amount of $2 million or more in the case of an individual shareholder, or $10 million or more in the case of a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement, but under current guidance holders of shares in regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law and who hold their shares as capital assets. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, securities dealers and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption or other disposition (including an exchange) of fund shares may also be subject to state and local taxes. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, as well as the Federal, any other state or local, and foreign tax consequences of ownership of shares of, and receipt of distributions from, a fund in their particular circumstances.

Federal law requires that each fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions or repurchases of fund shares paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on the Account Purchase Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A fund may nevertheless be required to backup withhold if it receives a notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Investors other than U.S. persons may be subject to different U.S. Federal income tax treatment, including a nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a fund (other than certain dividends derived from short-term capital gains and qualified interest income of a fund, for taxable years of the fund commencing after December 31, 2004 and prior to January 1, 2008, provided that the fund chooses to make an election related to such dividends) and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from a fund. Each of the funds does not expect to be a "U.S. real property holding corporation" as defined in section 897(c)(2) of the Code, and therefore, does not expect to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If a fund were a U.S. real property holding corporation, certain distributions by the fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 35% and non-U.S. shareholders owning 5% or more of the fund within one year of certain distributions would be requir3ed to file a U.S. federal income tax return to report such gains. Non-U.S. investors should consult their tax advisors regarding such treatment and the application of foreign taxes to an investment in the funds.

                             ADDITIONAL INFORMATION

The funds' prospectuses and this SAI omit certain information contained in the Trust's registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the SEC.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Each fund's financial statements contained in the 2006 Annual Reports of the funds have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are incorporated by reference into this SAI.

February 1, 2007       [LOGO] Mellon
                              --------------------------
                              Mellon Institutional Funds

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                             Mellon Financial Center
                                One Boston Place
                           Boston, Massachusetts 02108
                                 (800) 221-4795

                       STATEMENT OF ADDITIONAL INFORMATION

                Standish Mellon Intermediate Tax Exempt Bond Fund

This Statement of Additional Information ("SAI") is not a prospectus. The SAI expands upon and supplements the information contained in the prospectus dated February 1, 2007, as amended and/or supplemented from time to time, of Standish Mellon Intermediate Tax Exempt Bond Fund ("Intermediate Tax Exempt Fund") (the "fund"), a separate investment series of Mellon Institutional Funds Investment Trust (the "Trust").

This SAI should be read in conjunction with the fund's prospectus. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders, and quarterly reports filed with the Securities and Exchange Commission ("SEC"). Investors can get free copies of reports and the prospectus, request other information and discuss their questions about the fund by contacting the fund at the phone number above. The fund's financial statements which are included in the 2006 annual reports to shareholders are incorporated by reference into this SAI.

                                    Contents
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES .......................................    2
DESCRIPTION OF SECURITIES AND RELATED RISKS ..............................    3
INVESTMENT TECHNIQUES AND RELATED RISKS. .................................    8
INVESTMENT RESTRICTIONS ..................................................   13
PORTFOLIO HOLDINGS DISCLOSURE ............................................   14
MANAGEMENT ...............................................................   15
CODE OF ETHICS ...........................................................   22
SUMMARY OF PROXY VOTING POLICY AND PROCEDURES ............................   23
PURCHASE AND REDEMPTION OF SHARES ........................................   24
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS ......................   25
PORTFOLIO TRANSACTIONS ...................................................   27
BROKERAGE COMMISSIONS ....................................................   27
DETERMINATION OF NET ASSET VALUE .........................................   28
FEDERAL INCOME TAXATION ..................................................   28
THE FUNDS AND THEIR SHARES ...............................................   32
ADDITIONAL INFORMATION ...................................................   33
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS ...   33

INVESTMENT OBJECTIVES AND POLICIES

The prospectus describes the investment objective and policies of the fund. The following discussion supplements the description of the fund's investment policies in the prospectus. The fund's investment adviser is Standish Mellon Asset Management Company LLC ("Standish Mellon" or the "adviser").

Suitability. The fund is intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding the fund's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the fund.

Because the fund seeks to provide a high level of interest income exempt from federal income tax, the fund may not be suitable investments for non-taxable investors or persons investing through tax deferred vehicles (e.g., individual retirement accounts (IRAs) or other qualified pension and retirement plans).

Credit Quality. Investment grade securities are those that are rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("Standard & Poor's"), Duff and Phelps ("Duff") or Fitch IBCA International ("Fitch") or, if unrated, determined by Standish Mellon to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa or A by Moody's or AAA, AA or A by Standard & Poor's, Duff or Fitch) or, if unrated, determined by Standish Mellon to be of comparable credit quality. The fund also may invest in municipal notes rated at least MIG-1 or MIG-2 by Moody's or at least SP-1 or SP-2 by Standard & Poor's or, if unrated, determined by Standish Mellon to be of comparable credit quality. If a security is rated differently by two or more rating agencies, Standish Mellon uses the highest rating to compute a fund's credit quality and also to determine the security's rating category. If the rating of a security held by a fund is downgraded below investment grade, Standish Mellon will determine whether to retain that security in the fund's portfolio. Securities rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities.

Portfolio Maturity and Duration. Under normal market conditions, the fund will maintain a dollar-weighted average portfolio maturity of between three and ten years. This means that the dollar-weighted average duration of the fund's portfolio investments will be less than the duration of a U.S. Treasury obligation with a remaining stated maturity of three to ten years. A mutual fund with an average portfolio maturity longer than that of the fund will tend to have a higher yield, but will generally exhibit greater share price volatility. Conversely, a mutual fund with a short-term maturity will generally have a lower yield, but will generally offer more price stability.

The effective maturity of an individual portfolio security in which the fund invests is defined as the period remaining until the earliest date when a fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Unscheduled prepayments of principal have the effect of shortening the effective maturities of securities. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, securities may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled payments on securities purchased at a discount may result in a lower yield (and total return) to a tax exempt fund than was anticipated at the time the securities were purchased. A fund's reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the fund.

Duration represents the weighted average maturity of expected cash flows (i.e., interest and principal payments) on one or more debt obligations, discounted to their present values. The duration of an obligation is always less than or equal to its stated maturity and is related to the degree of the volatility in the market value of the obligation.

Duration of an individual portfolio security is a measure of the security's price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, the tax exempt fund will have to estimate the duration of debt obligations that are subject to prepayment or redemption by the issuer, based on projected cash flows from such obligations. Subject to the requirement that, under normal market conditions, the tax exempt fund's dollar-weighted average portfolio maturity will not exceed ten years, the funds may invest in individual debt obligations of any maturity, including obligations with a remaining stated maturity of less than three or more than ten years. The fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including without limitation the acquisition of debt obligations at a premium or discount, the use of futures contracts and the use of interest rate swaps, caps, floors and collars.

Additional Investment Information. The fund invests, under normal circumstances, at least 80% of net assets in tax exempt municipal securities issued by states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities. For this fund, tax exempt means that the securities pay interest that is excluded from gross income for regular federal income tax purposes. Also under normal market conditions, at least 65% of the fund's net assets are invested in municipal bonds. These two investment policies of the fund are fundamental and may not be changed without shareholder approval. Although as a matter of fundamental policy it is authorized to do so, the fund does not expect to invest more than 25% of its total assets in any one of the following sectors of the municipal securities market: hospitals, ports, airports, colleges and universities, turnpikes and toll roads, housing bonds, lease rental bonds, industrial revenue bonds or pollution control bonds. For the purposes of this limitation, securities whose credit is enhanced by bond insurance, letters of credit or other means are not considered to belong to a particular sector.

Under normal market conditions, the fund may invest up to 20% of its net assets in taxable, fixed income securities (i.e., when there is a yield disparity between taxable and municipal securities on an after-tax basis which is favorable for taxable investments). The fund's taxable investments will generally be of comparable credit quality and maturity to the municipal securities in which the fund invests and will be limited primarily to obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; investment grade corporate debt securities; prime commercial paper; certain certificates of deposit of domestic banks; and repurchase agreements, secured by U.S. Government securities, with maturities not in excess of seven days. To the extent that income dividends include income from taxable sources, a portion of a shareholder's dividend income will be taxable. See "Federal Income Taxation" in this SAI.

                   DESCRIPTION OF SECURITIES AND RELATED RISKS

General Risks of Investing in the Fund

The fund invests primarily in municipal securities and is subject to risks associated with investments in such securities. These risks, which also apply to fixed income securities generally, include interest rate risk, default risk, and call and extension risk.

Interest Rate Risk. When interest rates decline, the market value of municipal securities tends to increase. Conversely, when interest rates increase, the market value of municipal securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in municipal securities are subject to the risk that the issuer of the security could default on its obligations causing a tax exempt fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Municipal securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise a right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a tax exempt fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise a right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a tax exempt fund will suffer from the inability to invest in higher yield securities.

Specific Risks Associated with the Funds' Investments

The following sections include descriptions of specific risks that are associated with a fund's purchase of a particular type of security or the utilization of a specific investment technique.

Corporate Debt Obligations. The fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

U.S. Government Securities. The fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation), or
(d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently.

Municipal Securities. The fund may invest in all kinds of municipal securities, including without limitation municipal notes, municipal bonds, private activity bonds and variable rate demand instruments. Municipal securities are issued to obtain funds for various public purposes, including the construction of a variety of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of industrial revenue bonds are, or have been under prior tax law, issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal.

Because the fund invests in investment grade municipal securities, the income earned on shares of the fund will tend to be less than it might be on a portfolio emphasizing lower quality securities. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected. Although the fund's quality standards are designed to minimize the credit risk of investing in the fund, that risk cannot be entirely eliminated.

Municipal Notes. The fund may invest in municipal notes. Municipal notes are generally issued to satisfy short-term capital needs and generally have maturities of one year or less. Municipal notes include: tax anticipation notes; revenue anticipation notes; bond anticipation notes; and construction loan notes.

Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as Federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction loan notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association ("Fannie Mae") or the Government National Mortgage Association ("Ginnie Mae"). There are, of course, a number of other types of notes in which the funds may invest which are issued for different purposes and secured differently from those described above.

Municipal Bonds. The fund may invest in municipal bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "General Obligation" Bonds and "Revenue" Bonds.

Issuers of General Obligation Bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of General Obligation Bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a Revenue Bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue Bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously-issued bonds of these types and certain refundings of such bonds are not affected.

Other Municipal Securities. There is a variety of hybrid and special types of municipal securities as well as numerous differences in the types of security for municipal securities both within and between the two principal classifications above. The fund may purchase other types of municipal securities as long as the investment complies with the policies set forth in the fund's prospectus and SAI.

Variable Rate Demand Instruments. The fund may purchase variable rate demand instruments that are tax-exempt municipal obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permits the fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from the fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

The variable rate demand instruments that the fund may purchase are payable on demand on not more than seven calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to six months, and the adjustments are based upon the current interest rate environment as provided in the respective instruments. The adviser may determine that an unrated variable rate demand instrument meets the fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria of the fund. Thus, either the credit of the issuer of the municipal obligation or the guarantor bank or both will meet the quality standards of the fund.

The interest rate of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

The maturity of the variable rate demand instruments held by a tax exempt fund will ordinarily be deemed to be the longer of (1) the notice period required before the fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment.

Illiquid Municipal Securities. The fund limits its investments in securities which are not readily marketable to less than 15% of its net assets. Although an entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the fund, municipal securities may nonetheless be readily marketable. The adviser determines whether a municipal security is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The adviser believes that the quality standards applicable to the fund's investments enhance marketability. In addition, stand-by commitments and demand obligations also enhance marketability.

"When-Issued," "Delayed Delivery" and "Forward Commitment" Securities. The fund may commit up to 40% of their net assets to purchase securities on a "when-issued" and "delayed delivery" basis. Delivery and payment for the securities purchased on a when-issued or delayed delivery basis will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time the fund enters into such commitments, but interest will not accrue to the fund until delivery of and payment for the securities. Although the fund will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, the fund may sell the securities before the settlement date if deemed advisable by the adviser.

Unless the fund has entered into an offsetting agreement to sell the securities purchased on a when issued or delayed delivery basis, cash or liquid obligations with a market value at least equal to the amount of the fund's commitment will be segregated with the fund's custodian bank. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the fund's commitment.

Securities purchased on a "when-issued" and "delayed delivery" basis may have a market value on delivery which is less than the amount paid by a tax exempt fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise. The fund may sell portfolio securities on a delayed delivery basis. The market value of the securities when they are delivered may be more than the amount to be received by the fund.

Repurchase Agreements. The fund may invest up to 15% of its net assets in repurchase agreements. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by a fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the adviser.

Restricted and Illiquid Securities. The fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

The Board of Trustees has adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Trustees however retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments in Other Investment Companies. The fund is permitted to invest up to 10% of its total assets in shares of registered investment companies and up to 5% of its total assets in any one registered investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. The fund may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, Standard & Poor's Depositary Receipts ("SPDRs") are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

Stand-By Commitments. To facilitate liquidity, the fund may enter into "stand-by commitments" permitting them to resell municipal securities to the original seller at a specified price. Stand-by commitments generally involve no additional cost to the fund, but may, however, reduce the yields available on securities subject to stand-by commitments.

Third Party Put. The fund may purchase long-term fixed rate bonds which have been coupled with an option granted by a third party financial institution allowing the fund at specified intervals to tender or put their bonds to the institution and receive the face value thereof. These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features. The financial institution granting the put option does not provide credit enhancement, and typically, if there is a default on or significant downgrading of the bond, or a loss of its tax-exempt status, the put option will terminate automatically and the risk to the funds will be that of holding a long-term bond. These third party puts will not be considered to shorten a fund's maturity.

Portfolio Turnover and Short-Term Trading. It is not the policy of the fund to purchase or sell securities for trading purposes. The fund places no restrictions on portfolio turnover. Notwithstanding the foregoing, the fund will sell a portfolio security without regard to the length of time such security has been held if, in the adviser's view, the security meets the criteria for disposal. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by a fund and thus indirectly by its shareholders. It may also result in a fund's realization of larger amounts of short-term capital gains, distributions from which are taxable to shareholders as ordinary income. See "Financial Highlights" in the fund's prospectus for the fund's portfolio turnover rates.

Temporary Defensive Investments. Notwithstanding the fund's investment objective, the fund may on occasion, for temporary defensive purposes to preserve capital or to meet redemption requests, hold part or all of its assets in cash and investment grade money market instruments (i.e., securities with maturities of less than one year) and short-term debt securities (i.e., securities with maturities of one to three years). The fund may also invest uncommitted cash and cash needed to maintain liquidity for redemptions in investment grade money market instruments and short-term debt securities. Investments in such securities will be limited to 20% of a fund's net assets unless the fund is in a temporary defensive position.

The money market instruments and short-term debt securities in which the fundmay invest consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; instruments (including negotiable certificates of deposit, non-negotiable fixed time deposits and bankers' acceptances) of U.S. banks; repurchase agreements; and prime commercial paper of U.S. companies.

The fund's investments in money market securities will be rated, at the time of investment, P-1 by Moody's or A-1 by Standard & Poor's. The fund's investments in taxable securities, such as money market and short-term debt securities, will generally be of comparable credit quality and maturity to the municipal securities in which the fund invests. To the extent that income dividends distributed by the fund include income from taxable sources, a portion of a shareholder's dividend income will be taxable.

Investments in commercial paper by Intermediate Tax Exempt Fund will be rated Prime-1 by Moody's or A-1 by Standard & Poor's or Duff 1+ by Duff, which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or which, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, are judged by the adviser to be of equivalent quality to the securities so rated. In determining whether securities are of equivalent quality, the adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.

                     INVESTMENT TECHNIQUES AND RELATED RISKS

Strategic and Derivative Transactions. The fund may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific fixed income market movements), to manage the effective maturity or duration of fixed income securities or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the fund may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing their investment objectives, the fund may purchase and sell (write) exchange-listed and OTC put and call options on securities, fixed income indices, and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as caps, swaps, floors and collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to seek to protect a fund's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, to seek to manage the effective maturity or duration of the fund's portfolios or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time and, to the extent necessary, the fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating a fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position.

The ability of a fund to utilize Strategic Transactions successfully will depend on the adviser's ability to predict pertinent market and currency and interest rate movements, which cannot be assured. The fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The fund's activities involving Strategic Transactions may be limited in order to enable the fund to satisfy the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company and by the fund's tax-related objectives due to the fact that Strategic Transactions may produce taxable income or short-term capital gain in many cases and the applicable tax rules may make it more difficult to control the timing of gains or losses.

Risks of Strategic and Derivative Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The risks associated with the fund's transactions in options, futures and other types of derivative securities including swaps may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. The writing of put and call options may result in losses to the fund, force the purchase or sale, respectively of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the fund can realize on its respective investments or cause the fund to hold a security they might otherwise sell or sell a security it might otherwise hold. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. The writing of options could significantly increase a fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a fund in writing options and entering into futures transactions is potentially unlimited; however, as described above, the fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of a fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a fund's assets in special accounts, as described below under "Use of Segregated Accounts."

A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised) the underlying security, commodity, index, or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised) the underlying instrument at the exercise price. A fund may purchase a call option on a security, futures contract, index or other instrument to seek to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The fund will generally sell (write) OTC options that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. OTC options purchased by the fund and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by them (the cost of the sell-back plus the in-the-money amount, if any) are subject to the fund's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Board of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the adviser.

If a fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale (writing) of put options can also provide income.

The fund may purchase and sell (write) call options on debt securities including U.S. Treasury and agency securities and municipal notes and bonds that are traded on U.S. securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All call options sold by the fund must be "covered" (i.e., the fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help offset any loss, the fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call option sold by a fund also exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

The fund may purchase and sell (write) put options on debt securities including U.S. Treasury and agency securities and municipal notes and bonds (whether or not it holds the above securities in its portfolio), and on securities indices, and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices. The fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, the fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures. The fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a fund, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

The fund's use of financial futures and options thereon will in all cases be consistent with currently applicable regulatory requirements and, in particular, the regulations of the Commodity Futures Trading Commission (the "CTFC"), which permit principals of an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") to engage in such transactions without registering as commodity pool operators. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with its custodian for the benefit of a futures commission merchant (or directly with the Futures Commission merchant), as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Combined Transactions. The fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, and multiple interest rate transactions, structured notes and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the adviser it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors, Spreads and Collars. Among the Strategic Transactions into which the fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors, spreads and collars. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The funds may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where a fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. A collar or a spread is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

The fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. The fund will not enter into any swap, cap, floor, spread or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the adviser. If there is a default by the Counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, spreads and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors, spreads and collars are considered illiquid for purposes of the fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees has adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors, spreads and collars. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors, spreads and collars are illiquid, and are subject to the fund's limitation on investing in illiquid securities.

Eurodollar Contracts. The fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Use of Segregated Accounts. The fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. A fund will not enter into Strategic Transactions that expose the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. The fund may have to comply with any applicable regulatory requirements designed to make sure that mutual funds do not use leverage in Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with the custodian bank (or marked on the fund's records as segregated) in the amount prescribed. In that case, the fund's custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the fund's obligations on the related Strategic Transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or a fund's ability to meet redemption requests or other current obligations.

Portfolio Diversification and Concentration. The fund is diversified, which generally means that, with respect to 75% of its total assets (i) no more than 5% of the fund's total assets may be invested in the securities of a single issuer and (ii) the fund will purchase no more than 10% of the outstanding voting securities of a single issuer. Although it is authorized to do so, the fund does not expect to concentrate (invest 25% or more of its total assets) in any one of the following sectors of the municipal securities market: hospitals, ports, airports, colleges and universities, turnpikes and toll roads, housing bonds, lease rental bonds, industrial revenue bonds or pollution control bonds. For the purposes of this limitation, securities whose credit is enhanced by bond insurance, letters of credit or other means are not considered to belong to a particular sector. Investing a significant amount of a tax exempt fund's assets in the securities of issuers in any one industry will cause the fund's net asset value to be more sensitive to events affecting that industry. The fund's policies concerning diversification and concentration are fundamental and may not be changed without shareholder approval.

                             INVESTMENT RESTRICTIONS

The fund has adopted certain fundamental and non-fundamental policies in addition to those described under "Investment Objectives and Policies" in the Prospectus. A fund's fundamental policies cannot be changed unless the change is approved by the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of that fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of that fund. A fund's non-fundamental policies may be changed by the Board of Trustees, without shareholder approval, in accordance with applicable laws, regulations or regulatory policy.

Intermediate Tax Exempt Fund. As a matter of fundamental policy, the fund may not:

1. Issue senior securities, borrow money or pledge or mortgage its assets, except that the fund may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

3. Purchase real estate or real estate mortgage loans, although the fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein and may purchase, hold and sell real estate acquired as a result of ownership of securities or other instruments.

4. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts except that the fund may purchase and sell financial futures contracts and options on financial futures contracts.

6. Lend portfolio securities, except that the fund may enter into repurchase agreements which are terminable within seven days.

7. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

8. Invest more than an aggregate of 15% of the net assets of the fund in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

As a matter of non-fundamental policy, the fund may not:

1. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

2. Purchase securities of any other investment company except as permitted by the 1940 Act.

As a matter of non-fundamental policy, the fund may not own more than 10% of the outstanding voting securities of any one issuer. Because municipal securities are not voting securities, there is no limit on the percentage of a single issuer's municipal bonds which the fund may own so long as, as to 75% of the total assets of the fund, it does not invest more than 5% of its total assets in the securities of the issuer. Consequently, the fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities.

Although it is allowed to do so as a matter of fundamental policy, the fund does not expect to invest in securities (other than securities of the U.S. Government, its agencies or instrumentalities and municipal securities) if more than 25% of the current value of its total assets would be invested in a single industry. Although governmental issuers of municipal securities are not considered part of any "industry," municipal securities backed only by the assets and revenues of nongovernmental users may, for this purpose, be deemed to be issued by such nongovernmental users (e.g., industrial development bonds) and constitute an "industry." Thus, the fund does not expect that more than 25% of their assets will be invested in obligations deemed to be issued by nongovernmental users in any one industry (e.g., industrial development bonds for health care facilities) and in taxable obligations of issuers in the same industry. However, it is possible that the fund may invest more than 25% of its assets in a broader sector of the market for municipal securities.

Determining the issuer of a tax-exempt security will be based upon the source of assets and revenues committed to meeting interest and principal payments of each security. A security guaranteed or otherwise backed by full faith and credit of a governmental entity would generally be considered to represent a separate security issued by such guaranteeing entity and by the primary obligor. However, a guarantee of a security shall not be deemed to be a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the fund is less than 10% of the value of the total assets of the fund. Securities backed only by the assets and revenues of nongovernmental users will be deemed to be issued by such nongovernmental users.

The fund does not have any current intention to borrow money for other than temporary of emergency purposes.

If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a fund's assets will not constitute a violation of the restriction. This statement does not apply to investments in illiquid securities or any borrowing.

                          PORTFOLIO HOLDINGS DISCLOSURE

The Board of Trustees has adopted policies and procedures relating to disclosure of a fund's portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.

Generally, the adviser will make a fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. The adviser normally will publish a fund's full portfolio holdings thirty (30) days after the end of each month and fifteen (15) days after the end of each calendar quarter. Such information shall be made available on the Trust's website

(www.melloninstitutionalfunds.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request.

The Trust's Chief Compliance Officer, or in her absence, an authorized designee within the Trust's compliance department, is authorized to approve the disclosure of a fund's full portfolio holdings or other information prior to the date such information is generally made public to certain entities, including rating agencies, plan sponsors, prospective separate account clients, consultants and other financial intermediaries. Third parties must agree to limit the use of that information: (i) pursuant to a confidentiality agreement,
(ii) for a legitimate business purpose which does not conflict with the interests of a fund's shareholders, (iii) only for such authorized purpose, and
(iv) not to trade on such information. The Trust's Chief Compliance Officer or designee will make a determination before entering into any agreement with a third party that such arrangement will not be detrimental to the interests of the fund's shareholders.

As of the date of this statement of additional information, the adviser has no such arrangements.

Except as described above, a fund does not provide or permit others to provide information about the fund's portfolio holdings on a selective basis. However, the policy is not intended to prevent the disclosure of any and all portfolio information to a fund's service providers who generally need access to such information in the performance of their contractual duties and responsibilities. These service providers include the adviser, the Trust's custodian, fund accounting agent, principal underwriter, auditors or counsel to the fund and its service providers, as well as internal audit personnel of affiliates of the adviser, and are subject to duties of confidentiality imposed by law and/or contract. Neither the adviser nor any fund receives any compensation or other consideration from these arrangements for the release of the funds' portfolio holdings information.

The Board of Trustees has approved this portfolio holdings disclosure policy and exercises oversight by requiring the Trust's Chief Compliance Officer to provide reports, at least annually, on its implementation and also requires that the Trust's Chief Compliance Officer monitor compliance with the policy.

In addition, each fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of a fund's fiscal quarter.

                                   MANAGEMENT

Trustees and Officers

The Board of Trustees has established the investment objective and policies which govern each fund's operation. The Board has appointed officers of the Trust who conduct the day-to-day business of each fund. The Board, however, remains responsible for ensuring that each fund is operating consistently accordingly to its objective and policies and the requirements of the federal securities laws. The Trustees and executive officers of the Trust are listed below. All executive officers of the Trust are affiliates of Standish Mellon Asset Management Company LLC, the fund's investment adviser, or its affiliates.

                                                                              Number of
                                 Term of                                     Portfolios
Name, Address and               Office and                                    in Fund
(Age)                           Length of                                      Complex
Position with the Trust           Time       Principal Occupation(s)          Overseen    Other Directorships
or Portfolio Trust               Served*     During Past 5 Years             by Trustee   Held by Trustees
-------------------------------------------------------------------------------------------------------------
                                                  Independent Trustees

Samuel C. Fleming (66),         Since 1986    Chairman Emeritus, Decision         30             None
Trustee                                         Resources, Inc. ("DRI")
c/o Decision Resources, Inc.                  (biotechnology research and
260 Charles Street                             consulting firm); formerly
Waltham, MA  02453                               Chairman of the Board
                                              and Chief Executive Officer,
                                                          DRI

Benjamin M. Friedman (62),      Since 1989       William Joseph Maier,            30             None
Trustee                                          Professor of Political
c/o Harvard University                                  Economy,
Littaver Center 127                                Harvard University
Cambridge, MA  02138

John H. Hewitt (71), Trustee    Since 1986    Trustee, Mertens House, Inc.        30             None
P.O. Box 2333                                          (hospice)
New London, NH  03257

Caleb Loring III (63),          Since 1986       Trustee, Essex Street            30             None
Trustee                                      Associates (family investment
c/o Essex Street Associates                          trust office)
P.O. Box 5600
Beverly, MA  01915

                                                   Interested Trustees

**Patrick J. Sheppard           Since 2003   President and Chief Operating        30             None
(41), Trustee, President                     Officer of The Boston Company
and Chief Executive Officer,                     Asset Management, LLC;
The Boston Company Asset                          formerly Senior Vice
Management, LLC,                             President and Chief Operating
One Boston Place                                 Officer, Mellon Asset
Boston, MA  02108                             Management ("MAM"); formerly
                                                Vice President and Chief
                                                Financial Officer, MAM.

                             Interested Principal Officers who are not Trustees

Barbara A. McCann (45),         Since 2003     Senior Vice President and         N/A              N/A
Vice President and                             Head of Operations, Mellon
Secretary, Mellon Asset                        Asset Management ("MAM"),
Management,                                       formerly First Vice
One Boston Place                               President, MAM and Mellon
Boston, MA  02108                                  Global Investments

                                                                              Number of
                                 Term of                                     Portfolios
Name, Address and               Office and                                    in Fund
(Age)                           Length of                                      Complex
Position with the Trust           Time       Principal Occupation(s)          Overseen    Other Directorships
or Portfolio Trust               Served*     During Past 5 Years             by Trustee   Held by Trustees
-------------------------------------------------------------------------------------------------------------
Steven M. Anderson (41),           Vice        Vice President and Mutual         N/A              N/A
Vice President and              President       Funds Controller, Mellon
Treasurer, Mellon Asset        since 1999;     Asset Management; formerly
Management,                     Treasurer     Assistant Vice President and
One Boston Place                since 2002      Mutual Funds Controller,
Boston, MA  02108                                Standish Mellon Asset
                                                 Management Company LLC

Denise B. Kneeland (55),        Since 1996      First Vice President and         N/A              N/A
Assistant Vice President,                        Manager, Mutual Funds
Mellon Asset Management,                        Operations, Mellon Asset
One Boston Place                               Management; formerly Vice
Boston, MA  02108                            President and Manager, Mutual
                                               Funds Operations, Standish
                                                Mellon Asset Management
                                                      Company LLC

Mary T. Lomasney (49)           Since 2005    First Vice President, Mellon       N/A              N/A
Chief Compliance Officer                       Asset Management and Chief
Mellon Asset Management,                       Compliance Officer, Mellon
One Boston Place                              Funds Distributor, L.P. and
Boston, MA  02108                              Mellon Optima L/S Strategy
                                              Fund LLC; formerly Director,
                                              Blackrock, Inc., Senior Vice
                                                President, State Street
                                             Research & Management Company
                                             ("SSRM"), Vice President, SSRM

* Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.

** Mr. Sheppard is an "Interested Trustee," as defined in the 1940 Act due to his position as President and Chief Operating Officer of The Boston Company Asset Management LLC, which is a wholly-owned indirect subsidiary of Mellon Financial Corporation, and an affiliate of Standish Mellon.

The Trust has three standing committees of the Board - a Committee of the Independent Trustees, an Audit Committee and a Nominating Committee. Messrs. Fleming, Friedman, Loring and Hewitt, each a Trustee who is not an "interested" person of the Trust ("Independent Trustee"), serve on the Committee of the Independent Trustees, the Audit Committee and the Nominating Committee. The function of the Committee of Independent Trustees include requesting that the fund's investment adviser and principal underwriter furnish such information as may reasonably be necessary to evaluate: (i) the performance of the fund's investment adviser and principal underwriter; (ii) the terms of the investment advisory and distribution agreements, and any advisory fees, distribution fees, service fees or sales charges to be paid by the fund or its investors; and (iii) the resources, qualifications and profitability of the fund's investment adviser and principal underwriter, recommending to the Board the selection, retention or termination of the fund's investment adviser and principal underwriter and the compensation to be paid thereto, reviewing periodically the size and composition of the Board of Trustees and its governance procedures and recommending any such changes to the full Board of Trustees, reviewing periodically the compensation of Independent Trustees and making such adjustments as appropriate, and reviewing the responsibilities, size and composition of committees of the Board of Trustees, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make such recommendations to the full Board of Trustees as the Committee shall deem appropriate. The functions of the Audit Committee include recommending independent auditors to the Board, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Independent Trustees. The Board of Trustees does not currently consider candidates proposed for nomination by the shareholders for election as Trustees.

During the most recently completed fiscal year for the Trust, the Trust's Board of Trustees held 7 meetings. The Committee of Independent Trustees held 6 meetings, the Audit Committee held 4 meetings and the Nominating Committee held 0 meetings.

Set forth below is the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2006:

                                                               Aggregate Dollar Range of
                                                                Equity Securities in All
                                                                  Registered Investment
                                                                  Companies Overseen by
                                                                  Trustee in the Mellon
                       Dollar Range of Equity Securities in   Institutional Funds Family of
   Name of Trustee                   the Trust                            Funds
-------------------------------------------------------------------------------------------
                               Independent Trustees

 Samuel C. Fleming                 Over $100,000                      Over $100,000

Benjamin M. Friedman               Over $100,000                      Over $100,000

   John H. Hewitt                  Over $100,000                      Over $100,000

  Caleb Loring, III             $10,001 to $50,000                 $10,001 to $50,000

                               Interested Trustees

 Patrick J. Sheppard               Over $100,000                      Over $100,000

Compensation of Trustees and Officers

The Trust does not pay compensation to the Trustees of the Trust that are affiliated with Standish Mellon or to the Trust's officers, except that a portion of the compensation of the Trust's Chief Compliance Officer, as approved by the Independent Trustees, is borne by the Trust. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the funds' shares) with the Trust during the calendar year ended December 31, 2006, except that certain Trustees and officers who are directors and officers of Standish Mellon, may from time to time purchase additional shares of common stock of Mellon Financial Corporation ("Mellon"), the publicly traded indirect parent company of Standish Mellon.

The following table sets forth all compensation paid to the Trust's trustees as of each fund's calendar year ended December 31, 2006:

                     Aggregate Compensation from the Funds
------------------------------------------------------------------------------
                                            Pension or
                                             Retirement
                                              Benefits      Total Compensation
                         Intermediate       Accrued as        from Funds and
                          Tax Exempt      Part of Fund's    Portfolios & Other
Name of Trustee              Fund            Expense         Funds in Complex*
------------------------------------------------------------------------------
Samuel C. Fleming           $ 4,827              $0                $56,750

Benjamin M. Friedman        $ 4,827              $0                $56,750

John H. Hewitt              $ 4,827              $0                $56,750

Caleb Loring, III           $ 5,002              $0                $61,750

Patrick J. Sheppard**       $     0              $0                $     0

* As of the date of this Statement of Additional Information there were 30 funds in the fund complex.

**    Mr. Sheppard is not compensated by the funds.

Material Relationships of the Independent Trustees

For the purposes of the statements below: the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which Standish Mellon or any of its affiliates acts as investment adviser. For example, the related funds include all of the funds for which a subsidiary of Mellon serves as an investment adviser.

As of December 31, 2006, none of the Independent Trustees, nor any of the members of their immediate family, beneficially own any securities issued by Standish Mellon or any other entity in a control relationship to Standish Mellon. During the calendar years of 2005 and 2006, none of the Independent Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in Standish Mellon or any other entity in a control relationship to Standish Mellon. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each, a "fund-related party"): (i) the funds, (ii) an officer of any of the funds, (iii) a related fund, (iv) an officer of any related fund, (v) Standish Mellon; (vi) any affiliate of Standish Mellon; or (vii) an officer of any such affiliate.

During the calendar years 2005 and 2006, none of the Independent Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $120,000) with any fund-related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

None of the Trust's Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Trust, (ii) an officer of the Trust, (iii) a related fund, (iv) an officer of any related fund, (v) Standish Mellon, or (vi) any other entity in a control relationship to the Trust.

Certain Shareholders

At January 4, 2007, the Trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each fund. Also at that date, no person beneficially owned 5% or more of the then outstanding shares of any fund except:

Intermediate Tax Exempt Fund:

                                                                   Percentage of
                                                                   Outstanding
Name and Address                                                   Shares
--------------------------------------------------------------------------------
Charles Schwab-Co Inc.                                                58.33%*
Special Custody Account For the Benefit of Customers
101 Montgomery Street
Attn: Mutual Funds
San Francisco, CA 94104-4154

National Financial Services Corp for the Exclusive Benefit of our
Customers                                                             20.65%
PO Box 3908 Church Street Station
Attn: Latanya Brown
New York, NY 1008-3908

* Because the shareholder beneficially owned 25% or more of the outstanding shares of the indicated fund, the shareholder was considered to control the fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such fund will be approved or disapproved.

Investment Adviser

Standish Mellon Asset Management Company LLC serves as investment adviser to each fund pursuant to separate written investment advisory agreements with the Trust. Standish Mellon, a Delaware limited liability company, was formed in 2001 as a result of the acquisition by Mellon of Standish, Ayer & Wood, Inc. Standish Mellon is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). Standish Mellon is a wholly owned subsidiary of Fixed Income (MA) Trust ("FIMA"), a trust company, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. FIMA is a majority owned subsidiary of Fixed Income (DE) Trust (FIDE), a trust company, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. FIDE is a wholly owned subsidiary of Mellon.

The following constitute the members of the Board of Managers of Standish
Mellon: Christine Downton, Corey A. Griffith, Mitchell E. Harris, Edward H. Ladd, J. Desmond MacIntyre, Phillip N. Maisano, John J. Nagorniak, Ronald P. O'Hanley, and Scott E. Wennerholm. Mellon is a global financial services company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon is one of the world's leading providers of asset management, trust, custody and benefits consulting services and offers a comprehensive array of banking services for individuals and corporations. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

On December 4, 2006, Mellon and The Bank of New York Company, Inc. ("BNY") announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Standish Mellon, currently a wholly-owned subsidiary of Mellon, would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY's and Mellon's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon and BNY expect the transaction to be completed in the third quarter of 2007.

Certain services provided by the adviser under the investment advisory agreements are described in the Prospectus. In addition to those services, the adviser provides each fund with office space for managing its affairs, with the services of required executive personnel, and with certain clerical services and facilities. These services are provided by the adviser without reimbursement by the funds for any costs incurred. Under each investment advisory agreement, the adviser is paid a fee based upon a percentage of each fund's average daily net asset value computed set forth below. This fee is paid monthly.

                          Contractual Advisory
         Fund               Fee Annual Rate
----------------------------------------------
Intermediate Tax Exempt          0.40%

During the last three fiscal years ended September 30, the funds paid advisory fees in the following amounts:

         Fund                 2004           2005           2006
--------------------------------------------------------------------
Intermediate Tax Exempt   $212,773 (1)   $254,650 (1)   $254,638 (1)

----------
(1) For the fiscal years ended September 30, 2004, 2005 and 2006, the adviser voluntarily agreed not to impose a portion of its fees for the Intermediate Tax Exempt Fund in the amount of $180,781, $187,055 and $210,284, respectively.

The adviser has voluntarily and temporarily agreed to limit total expenses (excluding brokerage commissions, taxes and extraordinary expenses) for the Intermediate Tax Exempt Fund to 0.65% of the fund's average daily net assets. Standish Mellon may revise or discontinue these agreements at any time although it has no current intention to do so. If an expense limitation is exceeded, the compensation due to the adviser shall be proportionately reduced by the amount of such excess by reduction or refund thereof, subject to readjustment during the period during which such limit is in place.

Pursuant to the investment advisory agreements, the fund bears the expenses of its operations other than those incurred by the adviser pursuant to the investment advisory agreements. Among other expenses, the fund will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

Unless terminated as provided below, the fund's investment advisory agreement continues in full force and effect for successive periods of one year after its initial term, but only as long as each such continuance is approved annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable fund, and, in either event (ii) by vote of a majority of the Trustees of the Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable fund or by the adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their "assignment," as defined in the 1940 Act.

In an attempt to avoid any potential conflict with portfolio transactions for the fund, the adviser, Mellon Funds Distributor, L.P. and the Trust have adopted extensive restrictions on personal securities trading by personnel of the adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the fund and its shareholders come before those of the adviser, its affiliates and their employees.

Custodian

Other than the Mellon Institutional Funds Market Neutral Fund ("Market Neutral Fund"), a series of the Trust, Mellon Bank, N.A. ("Mellon Bank"), with its principal place of business at One Mellon Center, Pittsburgh, Pennsylvania 15258, serves as the custodian of the assets of the Trust. Custodial Trust Company serves as the custodian of the assets of the Market Neutral Fund. Mellon Bank also provides administration and fund accounting services to the fund. Mellon Bank is a wholly-owned subsidiary of Mellon.

Pursuant to agreements between Mellon Bank and the Trust, Mellon Bank provides the funds with administration services which include financial reporting, registered investment company compliance, and Board and tax reporting, and Mellon Bank is responsible for supervising the provision of transfer agent services to each fund by Dreyfus Transfer, Inc. ("DTI") and serves as liaison between the Trust and their other service providers as agreed upon from time to time by the Trust and Mellon Bank. For these services, Mellon Bank receives a fee of $15,000 per year per fund and an additional fee of $3,000 per year for each additional class of shares for each fund.

Mellon Bank also provides accounting services to the funds, including valuation services, maintenance of certain books and records and preparation of various accounting reports and statements. For these services, Mellon Bank receives a fee of $30,000 per year per fund which invests primarily in U.S. securities, $45,000 per year per fund which invests primarily in foreign securities, $18,000 per year per fund with less than $25 million assets, and an additional fee of $3,000 per year for each additional class of shares for each fund.

Transfer Agent

DTI serves as the transfer agent for the funds. DTI is a wholly owned indirect subsidiary of Mellon.

Pursuant to agreements between DTI and the Trust, DTI provides the funds with transfer agency services which include maintaining shareholder records, processing shareholder transactions and fund dividend activity and preparing and mailing shareholder reports and confirmations. For these services, DTI receives a fee of $6,000 per year per fund and an additional fee of $6,000 per year for each additional class of shares for each fund. DTI also receives an additional fee of $19.06 per open shareholder account in a daily dividend fund and $12.84 per open shareholder account in a quarterly/annual dividend fund and a custodial fee of $10.00 per IRA/Keough account (subject to a $25.00 maximum per participant).

Distributor of the Trust

Mellon Funds Distributor, L.P., an affiliate of the adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the funds' shares. In that capacity, Mellon Funds Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the funds' shares in accordance with the terms of the Underwriting Agreement between the Trust and Mellon Funds Distributor. Pursuant to the Underwriting Agreement, Mellon Funds Distributor has agreed to use its best efforts to obtain orders for the continuous offering of the funds' shares. Mellon Funds Distributor receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to the fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to a fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the applicable fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of Mellon Funds Distributor are located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108.

                                 CODE OF ETHICS

Code of Ethics. The Board of Trustees has approved a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of the fund, and has also approved a code of ethics under Rule 17j-1 which is applicable to the officers, trustees/directors and designated employees of the adviser, the principal underwriter and certain affiliates. The codes of ethics establishes procedures for personal investing and restricts certain transactions. Employees, trustees/directors and officers subject to these codes of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the funds, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The codes are on public file with and available from the SEC.

                  SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

The Boards of Trustees of each of the Trust and Portfolio Trust have adopted proxy voting policies and procedures (the "Fund's Proxy Voting Policies") which delegate to the adviser the authority to vote proxies of companies held in a fund's or Portfolio's portfolio. The adviser, through its participation on the Mellon Proxy Policy Committee (the "MPPC"), applies Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds or the Portfolios.

The adviser recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

All proxies received by the funds or Portfolios are reviewed, categorized, analyzed and voted in accordance with detailed, pre-determined written proxy voting guidelines (the "Mellon Voting Guidelines") which have been developed by the MPPC based on internal and external research and recommendations provided by Institutional Shareholder Services, an independent proxy voting agent ("ISS"). ISS has been engaged as proxy voting agent to review each proxy received by a fund or Portfolio and apply the Mellon Voting Guidelines to determine how the proxy should be voted. Items that can be categorized by ISS under the Mellon Voting Guidelines are voted by ISS in accordance with the Mellon Voting Guidelines or referred to the MPPC, if the guidelines so require. Proposals that cannot be categorized under the Mellon Voting Guidelines are referred to the MPPC for discussion and vote, which the MPPC does without consideration of any client relationship factors. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. The Mellon Voting Guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon's or the adviser's policies on specific issues.

With regard to voting proxies of foreign companies, the MPPC weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the MPPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval.

The adviser seeks to avoid material conflicts of interest by participating in the MPPC, which applies the Mellon Proxy Voting Guidelines in an objective and consistent manner across all client accounts, including the funds and Portfolios, through ISS as proxy voting agent. In situations where the adviser or the MPPC believes there may be an actual or potential material conflict of interest in voting a proxy on behalf of a fund or Portfolio, MPPC will engage ISS pursuant to a separate agreement to act as an independent fiduciary to vote the proxy in a manner which ISS determines, in its sole discretion, is in the best interests of the effected fund or Portfolio. In situations where the adviser or its affiliates have discretion over the assets of an advisory client which are invested in a Mellon Institutional Fund, the MPPC has engaged ISS as independent fiduciary to vote proxies issued by the fund on behalf of such clients.

The Fund's Proxy Voting Policies requires the adviser to submit to the Boards promptly in writing any material changes to the adviser's proxy voting policies and procedures. The Boards must approve any such material changes within six months of the submission. The Fund's Proxy Voting Policies also require the adviser to submit quarterly and annual reports to the Boards describing, among other things, any material issues arising under these proxy voting policies and procedures and any exceptions from the adviser's proxy voting policies and procedures.

To view the fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov.

                        PURCHASE AND REDEMPTION OF SHARES

Detailed information on purchase and redemption of shares is included in the prospectus.

In addition to Mellon Funds Distributor and other agents of the Trust, each fund has authorized one or more brokers and dealers and other financial intermediaries ("Third Party Agents") to accept on its behalf orders for the purchase and redemption of fund shares pursuant to written agreements with each such Third Party Agent. Under certain conditions, such Third Party Agents may designate other intermediaries to accept orders for the purchase and redemption of fund shares. Such purchase and redemption orders are considered to have been received by a fund when accepted by the Third Party Agent or, if applicable, the Third Party Agent's designee. Such purchase and redemption orders will receive the appropriate fund's net asset value per share next computed after the purchase or redemption order is accepted by the authorized Third Party Agent, or, if applicable, the Third Party Agent's designee. All Third Party Agents are required to process and transmit orders to Mellon Funds Distributor or the Trust in accordance with all applicable laws.

The Trust may suspend the right to redeem fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a fund of securities owned by it or determination by a fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the funds.

The Trust intends to pay redemption proceeds in cash for all fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in fund portfolio securities. Portfolio securities paid upon redemption of fund shares will be valued at their then current market value. The Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

               ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager of the fund information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of September 30, 2006. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

 PORTFOLIO MANAGER NAME             FUNDS                    OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
----------------------------------------------------------------------------------------------------------------------
Steven W. Harvey            Intermediate Tax         Other Registered Investment Companies: 4 funds with total assets
                            Exempt Bond Fund         of $935.601 million.

                                                     Other Pooled Investment Vehicles: 0 entities with total assets of approximately $0.

                                                     Other Accounts: 369 accounts with total assets of approximately
                                                     $2.511 billion.

Christine L. Todd           Intermediate Tax         Other Registered Investment Companies: 1 fund with total assets
                            Exempt Bond Fund         of $261.131 million.

                                                     Other Pooled Investment Vehicles: 1 entity with total assets of approximately $15.24 million.

                                                     Other Accounts: 134 accounts with total assets of approximately
                                                     $3.834 billion.

The Adviser does not generally receive a fee based upon the investment performance of the accounts included under "Other Accounts Managed by the Portfolio Managers" in the table above, except for 1 of the "Other Pooled Investment Vehicles" listed above managed by Ms. Todd having total assets of approximately $15.24 million.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the fund does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. The Adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

      o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

      o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Adviser generally requires that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

      o A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below.

      o A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

      o If the different accounts have materially and potentially conflicting investment objections or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers.

Each Standish Mellon portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the Standish Mellon Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish Mellon's performance. The portfolio managers are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for portfolio managers are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to Standish Mellon. All portfolio managers are also eligible to participate in the Standish Mellon Long Term Incentive Plan. This Plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of Standish Mellon (capped at 20% per year). Management has discretion with respect to actual participation.

Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's Elective Deferred Compensation Plan.

Share Ownership by Portfolio Managers.

The following table indicates as of September 30, 2006 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the fund they manage. For purposes of this table, the following letters indicates the range indicated below:

A    --    $0

B    --    $1 - $10,000

C    --    $10,001 - $50,000

D    --    $50,001 - $100,000

E    --    $100,001 - $500,000

F    --    $500,001 - $1,000,000

G    --    More than $1 million

     PORTFOLIO MANAGER NAME                  FUND                   OWNERSHIP
--------------------------------------------------------------------------------
Steven W. Harvey               Intermediate Tax Exempt Bond Fund        A

Christine L. Todd              Intermediate Tax Exempt Bond Fund        A

                             PORTFOLIO TRANSACTIONS

The adviser is responsible for placing the fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the fund and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. In addition, if the adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, a fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include
(i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the adviser in carrying out its responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the funds effect their securities transactions may be used by the adviser in servicing other accounts; not all of these services may be used by the adviser in connection with the funds. The investment advisory fees paid by the funds under the advisory agreements will not be reduced as a result of the adviser's receipt of research services.

The adviser also places portfolio transactions for other advisory accounts. The adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the funds. In making such allocations, the main factors considered by the adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment. To the extent permitted by law, securities to be sold or purchased for a fund may be aggregated with those to be sold or purchased for other investment clients of the adviser and the adviser's personnel in order to obtain best execution.

                              BROKERAGE COMMISSIONS

                                          Aggregate Brokerage Commissions
                                           Paid by the Fund on Portfolio
                               Transactions for the Fiscal Years ended September 30,
                               -----------------------------------------------------
Fund                              2004                  2005                  2006
------------------------------------------------------------------------------------
Intermediate Tax Exempt Fund       $0                    $0                    $0

At September 30, 2006, the fund did not hold any securities of its regular brokers or dealers. The funds generally executes portfolio transactions on a "net" basis without the payment of brokerage commissions but which include a mark-up or "spread" by the securities broker-dealer.

                        DETERMINATION OF NET ASSET VALUE

The fund's net asset value is calculated each business day on which the New York Stock Exchange is open. Currently the New York Stock Exchange is not open on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value of a fund's shares is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York time) and is computed by dividing the value of all securities and other assets of the fund less all liabilities by the number of shares outstanding, and adjusting to the nearest cent per share. Expenses and fees, including the investment advisory fee, are accrued daily and taken into account for the purpose of determining net asset value.

Equity and other taxable securities are valued at the last sales prices, on the exchange or national securities market on which they are primarily traded. Equity and other taxable securities not listed on an exchange or national securities market, or securities for which there are no reported transactions, are valued at the last quoted bid prices. Municipal securities are valued by an independent pricing service approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fund believes that reliable market quotations for municipal securities are generally not readily available for purposes of valuing its portfolio securities. As a result, it is likely that most valuations of municipal securities made by such pricing service will be based upon fair value determined on the basis of the factors listed above (which may also include use of yield equivalents or matrix pricing). If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the market on which the security is principally traded (such as for foreign securities), a fund may value its assets by a method the Trustees believe accurately reflects their fair value. The Trustees have adopted fair value pricing procedures for determining the fair value of particular securities. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or official closing prices. Money market instruments with less than sixty days remaining to maturity when acquired by a fund are valued on an amortized cost basis unless the Trustees determine that amortized cost does not represent fair value. If a fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon its value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

                             FEDERAL INCOME TAXATION

Each series of the Trust, including the fund, is treated as a separate entity for accounting and tax purposes. The fund has elected to be treated, has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the fund will not be subject to Federal income tax on its investment company taxable income (i.e., all taxable income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) (if any), net tax-exempt interest and net capital gain which are distributed timely to shareholders in accordance with the requirements of the Code.

The fund will be subject to a non-deductible 4% federal excise tax on certain taxable amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the fund as of a record date in October, November or December but paid during the following January. Such distributions will be treated as if received by shareholders on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

The fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For Federal income tax purposes, the fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the fund and would not be required to be distributed as such to shareholders.

As of the end of its most recent taxable year, the fund had capital loss carryforwards in the amounts indicated below available to offset future net capital gains which expire on September 30 of the year(s) indicated:

                             2013             2014
                        ---------------------------------
                            $25,970          $86,973

Limitations imposed by the Code on regulated investment companies like the fund may restrict a fund's ability to enter into futures, options and currency forward transactions.

Certain options and futures transactions undertaken by the fund may cause the fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and may affect the character as long-term or short-term and timing of some capital gains and losses realized by the fund. Additionally, the fund may be required to recognize gain if an option, future, forward contract, short sale, swap or other Strategic Transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses of a fund on its transactions involving options, futures or forward contracts, swaps and/or offsetting or successor portfolio positions may be deferred under the tax straddle rules of the Code rather than being taken into account currently in calculating the fund's taxable income or gain. Certain of the applicable tax rules may be modified if a fund is eligible and chooses to make one or more tax elections that may be available. These transactions may therefore affect the amount, timing and character of a fund's distributions to shareholders. The fund will take into account the special tax rules applicable to options, futures, forward contracts, swaps and constructive sales in order to minimize any potential adverse tax consequences.

The Federal income tax rules applicable to dollar rolls, certain structured or hybrid securities, interest rate swaps and interest rate caps, floors and collars and Strategic Transactions are unclear in certain respects, and the fund will account for these instruments in a manner that is intended to allow it to continue to qualify for the favorable tax treatment as regulated investment companies.

Distributions from the fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be treated under the Code as ordinary income (if they are from the fund's investment company taxable income), capital gain (if they are from the fund's net capital gain and are properly designated as "capital gain dividends"), or tax-exempt interest (if they are from a fund's net tax-exempt interest and are properly designated as "exempt-interest dividends"), whether taken in shares or in cash. Since the income from the fund is derived from sources that do not pay qualified dividend income, taxable dividends from the investment company taxable income of the fund (if any) will not qualify for taxation at the maximum 15% U.S. Federal income tax rate available to individuals on qualified dividend income. Capital gain dividends distributed to individual shareholders (if any) generally will qualify for the maximum 15% Federal income tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. Federal income tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce current E&P for this purpose. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in fund shares and after such basis is reduced to zero will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received. The fund's dividends and distributions will not qualify for any dividends-received distribution that might otherwise be available for certain dividends that are received by shareholders that are corporations. The U.S. Federal income tax status of all distributions will be reported to shareholders annually.

Taxable distributions by the fund includes distributions attributable to income or gains from the fund's taxable investments or transactions, including (i) gains from the sale of portfolio securities or the right to when-issued securities prior to issuance or from options or futures transactions and (ii) income attributable to repurchase agreements, securities lending, recognized market discount, interest rate swaps, caps, floors or collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons.

Distributions by a tax exempt fund of tax-exempt interest ("exempt-interest dividends") timely designated as such by the fund will be treated as tax-exempt interest under the Code, provided that the fund qualifies as a regulated investment company and at least 50% of the value of its assets at the end of each quarter of its taxable year is invested in obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Shareholders are required to report their receipt of tax-exempt interest, including such distributions, on their Federal income tax returns. The portion of a tax exempt fund's distributions designated as exempt-interest dividends may differ from the actual percentage that its tax-exempt income comprises of its total income during the period of any particular shareholder's investment. The fund will report to shareholders the amount designated as exempt-interest dividends for each year.

Interest income from certain types of tax-exempt obligations that are private activity bonds in which the fund may invest is treated as an item of tax preference for purposes of the federal alternative minimum tax. To the extent that a tax exempt fund invests in these types of tax-exempt obligations, shareholders will be required to treat as an item of tax preference for federal alternative minimum tax purposes (both individual and corporate) that part of the fund's exempt-interest dividends which is derived from interest on these tax-exempt obligations. All exempt-interest dividends, whether or not attributable to private activity bonds, may also increase the alternative minimum tax liability, if any, of corporate shareholders of the fund.

Shareholders receiving social security benefits and certain railroad retirement benefits may be subject to Federal income tax on a portion of such benefits as a result of receiving investment income, including tax-exempt income (such as exempt-interest dividends) and other dividends paid by the fund. Shares of the fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development or private activity bonds, or persons related to "substantial users." Consult your tax adviser if you think this may apply to you.

If a tax exempt fund invests in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount, the fund must accrue income on such investments prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its net taxable and tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, a tax exempt fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements. The fund purchases tax-exempt obligations which are generally accompanied by an opinion of bond counsel to the effect that interest on such securities is not included in gross income for federal income tax purposes. It is not economically feasible to, and the fund therefore does not, make any independent inquiry into whether such securities are in fact tax-exempt. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with Federal tax requirements. Tax laws enacted principally during the 1980s not only had the effect of limiting the purposes for which tax-exempt bonds could be issued and reducing the supply of such bonds, but also increased the number and complexity of requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of the tax exempt fund's distributions attributable to interest the fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a tax exempt fund will not be deductible for federal income tax purposes to the extent it is deemed related to exempt-interest dividends paid by the fund. Pursuant to published guidelines, the IRS may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of the fund even though the borrowed funds may not be directly traceable to the purchase of shares.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in a fund's portfolio. Consequently, subsequent distributions by the fund on such shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

The fund may consider the use of equalization accounting for any taxable year if it would further the goal of reducing taxable distributions to shareholders for such year. Under equalization accounting, a fund's earnings and profits are allocated in part to redemption proceeds paid by the fund; although a redeeming shareholder's tax treatment would not be affected by such an allocation, in certain circumstances the amounts of realized net income and/or net capital gains the fund is required to distribute may be reduced through the use of equalization accounting. Hence, if a fund determines that it will use equalization accounting for a particular year, the amount, timing and character of its distributions for that year may be affected. The fund would consider using equalization accounting for a particular year only if they determine that such use is consistent with their tax objectives and would produce a benefit for such year that outweighs any additional tax or accounting complexities or costs.

Upon a redemption or other disposition of shares of the fund in a transaction that is treated as a sale for tax purposes, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder's tax basis in his shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized on a redemption or other disposition of shares may be disallowed to the extent the shares disposed of are replaced with other shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption or other disposition of shares with a tax holding period of six months or less will, with respect to the fund, be disallowed to the extent of all exempt-interest dividends paid with respect to such shares and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8866. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholder of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, that a fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state in which the shareholder is subject to tax or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied.

Individuals and certain other classes of shareholders may be subject to 28% backup withholding of Federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the funds with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. In order to avoid this withholding requirement, shareholders must certify on Account Purchase Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withholding if it receives a notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law and who hold their shares as capital assets. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, securities dealers and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the funds in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the fund (other than certain dividends derived from short-term capital gains and qualified interest income of a fund for taxable years of the fund commencing after December 31, 2004 and prior to January 1, 2008, provided that the fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN, or other authorized form is on file, to backup withholding at the rate of 28% on certain distributions from the funds. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the funds.

                           THE FUNDS AND THEIR SHARES

The fund is an investment series of Mellon Institutional Funds Investment Trust (formerly "Standish, Ayer & Wood Investment Trust"), an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986, as amended from time to time (the "Declaration"). Under the Declaration, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the fund. Each share of a fund represents an equal proportionate interest in the fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a fund, shareholders are entitled to share pro rata in the net assets available for distribution.

Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the fund. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this Statement of Additional Information, the Trustees do not have any plan to establish multiple classes of shares for any of the funds.

All fund shares have equal rights with regard to voting, and shareholders of a fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

Pursuant to the Declaration of Trust and subject to shareholder approval (if then required), the Trustees may authorize the fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund. As of the date of this Statement of Additional Information, the Board does not have any plan to authorize the fund to so invest its assets.

Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or her liability as a shareholder of the Trust is limited to circumstances in which both inadequate insurance existed and the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

                             ADDITIONAL INFORMATION

The fund's prospectus and this SAI omit certain information contained in the Trust's registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the SEC.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Each fund's financial statements contained in the 2006 annual reports of the funds have been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm, and are incorporated by reference into the SAI.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits

(a)     Agreement and Declaration of Trust dated August 13, 1986. (1)

(a)(1)  Certificate of Designation of Standish Fixed Income Fund. (1)

(a)(2)  Certificate of Designation of Standish International Fund. (1)

(a)(3)  Certificate of Designation of Standish Securitized Fund. (1)

(a)(4)  Certificate of Designation of Standish Short-Term Asset Reserve Fund.
        (1)

(a)(5)  Certificate of Designation of Standish Marathon Fund. (1)

(a)(6)  Certificate of Amendment dated November 21, 1989. (1)

(a)(7)  Certificate of Amendment dated November 29, 1989. (1)

(a)(8)  Certificate of Amendment dated April 24, 1990. (1)

(a)(9)  Certificate of Designation of Standish Equity Fund. (1)

(a)(10) Certificate of Designation of Standish International Fixed Income Fund.
        (1)

(a)(11) Certificate of Designation of Standish Intermediate Tax Exempt Bond Fund. (1)

(a)(12) Certificate of Designation of Standish Massachusetts Intermediate Tax Exempt Bond Fund. (1)

(a)(13) Certificate of Designation of Standish Global Fixed Income Fund. (1)

(a)(14) Certificate of Designation of Standish Controlled Maturity Fund and Standish Fixed Income Fund II. (1)

(a)(15) Certificate of Designation of Standish Tax-Sensitive Small Cap Equity Fund and Standish Tax-Sensitive Equity Fund. (1)

(a)(16) Form of Certificate of Designation of Standish Equity Asset Fund, Standish Small Capitalization Equity Asset Fund, Standish Fixed Income Asset Fund and Standish Global Fixed Income Asset Fund. (1)

(a)(17) Form of Certificate of Designation of Standish Small Capitalization Equity Fund II. (1)

(a)(18) Certificate of Designation of Standish Small Capitalization Equity Asset Fund II, Standish Diversified Income Fund, Standish Diversified Income Asset Fund. (2)

(a)(19) Form of Certificate of Designation of Institutional Shares and Service Shares of Standish Small Capitalization Equity Fund II and Standish International Fixed Income Fund. (3)

(a)(20) Form of Certificate of Designation of Standish International Fixed Income Fund II. (4)

(a)(21) Certificate of Designation of Standish Small Cap Value Fund and Standish International Small Cap Fund. (5)

(a)(22) Certificates of Designation of Standish Crossover Bond Fund, Standish Opportunistic High Yield Fund, Standish Opportunistic Emerging Markets Debt Fund and Standish High Yield Bond Fund. (6)

(a)(23) Amendment to the Agreement and Declaration of Trust dated March 4, 1999.
        (4)

(a)(24) Amendment to the Agreement and Declaration of Trust dated April 29, 2002. (7)

(a)(25) Certificate of Name Change for Standish World High Yield Fund to Standish High Yield Bond Fund. (7)

(a)(26) Certificate of Name Change for Standish Controlled Maturity Fund to Standish Short-Term Fixed Income Fund. (7)

(a)(27) Amendment to the Agreement and Declaration of Trust dated June 21, 2003.
        (8)

(a)(28) Certificate of Name Change for all Funds. (8)

(a)(29) Certificate of Designation of The Boston Company International Value Opportunities Fund. (9)

(a)(30) Certificate of Name Change for The Boston Company International Value Opportunities Fund to The Boston Company World ex-U.S. Value Fund. (14)

(a)(31) Certificate of Name Change for Standish Mellon Short-Term Asset Reserve Fund to Standish Mellon Enhanced Income Fund. (14)

(a)(32) Certificate of Name Change for The Boston Company Small Capitalization Fund to The Boston Company Small/Mid Cap Growth Fund. (15)

(a)(33) Certificate of Designation of Mellon Institutional Market Neutral Fund.
        (15)

(a)(34) Certificate of Designation of Mellon Equity Large Cap Growth Fund. (15)

(a)(35) Certificate of Designation of Newton International Equity Fund. (15)

(a)(36) Certificate of Designation of Mellon Equity Micro Cap Fund (17)

(a)(37) Certificate of Designation of The Boston Company Emerging Markets Core Equity Fund (17)

(b)     Bylaws of the Registrant. (1)

(c)     Not applicable.

(d)(1) Investment Advisory Agreement between Registrant and Standish Mellon Asset Management Company LLC relating to Standish Controlled Maturity Fund. (10)

(d)(2) Investment Advisory Agreement between Registrant and Standish Mellon Asset Management Company LLC relating to Standish Crossover Bond Fund.
        (10)

(d)(3) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Fixed Income Portfolio. (10)

(d)(4) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Global Fixed Income Portfolio. (10)

(d)(5) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish High Grade Bond Fund.
        (10)

(d)(6) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish High Yield Bond Fund.
        (10)

(d)(7) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Intermediate Tax Exempt Bond Fund. (10)

(d)(8) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish International Equity Fund. (10)

(d)(9) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish International Fixed Income Fund. (10)

(d)(10) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish International Fixed Income Fund II. (10)

(d)(11) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish International Small Cap Fund. (10)

(d)(12) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Massachusetts Intermediate Tax Exempt Bond Fund. (10)

(d)(13) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Opportunistic Emerging Markets Debt Fund. (10)

(d)(14) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Opportunistic High Yield Fund. (10)

(d)(15) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Select Value Portfolio. (10)

(d)(16) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Short-Term Asset Reserve Portfolio. (10)

(d)(17) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Small Cap Growth Portfolio. (10)

(d)(18) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Small Cap Value Fund.
        (10)

(d)(19) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Small Capitalization Equity Fund. (10)

(d)(20) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Tax-Sensitive Equity Fund. (10)

(d)(21) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish Small Cap Tax-Sensitive Equity Fund. (10)

(d)(22) Investment Advisory Agreement between the Registrant and Standish Mellon Asset Management Company LLC relating to Standish World High Yield Portfolio. (10)

(d)(23) Assumption Agreement between Standish Mellon Asset Management Company, LLC and The Boston Company Asset Management, LLC relating to each series of the Registrant. (11)

(d)(24) Investment Advisory Agreement between the Registrant and The Boston Company Asset Management, LLC relating to The Boston Company International Value Opportunities Fund. (14)

(d)(25) Investment Advisory Agreement between the Registrant and Franklin Portfolio Associates, LLC relating to Mellon Institutional Market Neutral Fund. (16)

(d)(26) Investment Advisory Agreement between the Registrant and Mellon Equity Associates, LLP relating to Mellon Equity Large Cap Growth Fund. (16)

(d)(27) Investment Advisory Agreement between the Registrant and Newton Capital Management Ltd. relating to Newton International Equity Fund. (16)

(d)(28) Investment Advisory Agreement between the Registrant and Mellon Equity Associates, LLP relating to Mellon Equity Micro Cap Fund. (18)

(d)(29) Investment Advisory Agreement between the Registrant and The Boston Company Asset Management, LLC relating to The Boston Company Emerging Markets Core Equity Fund. (18)

(e)(1) Underwriting Agreement between the Registrant and Mellon Funds Distributors, L.P. (1)

(e)(2) Exhibit to the Underwriting Agreement between the Registrant and Mellon Funds Distributors, L.P. (18)

(f)     Not applicable.

(g)(1) Custody, Administration and Accounting Services Agreement between the Registrant and Mellon Bank, N.A. (8)

(g)(2) Amendment to Custody, Administration and Accounting Services Agreement between the Registrant and Mellon Bank, N.A. (#)

(g)(3) Custody Agreement with respect to Mellon Institutional Market Neutral Fund (16)

(g)(4) Administration and Accounting Services Agreement with respect to Mellon Institutional Market Neutral Fund (#)

(h)(1) Administrative Services Agreement between Standish, Ayer & Wood, Inc. and the Registrant relating to compliance and certain other services.
        (1)

(h)(2) Most recently revised Exhibit A to Administrative Services Agreement between Standish, Ayer & Wood, Inc. and the Registrant. (18)

(h)(3) Transfer Agency Agreement between the Registrant and Dreyfus Transfer, Inc. (14)

(h)(4) Amendment to the Transfer Agency Agreement between the Registrant and Dreyfus Transfer, Inc. (18)

(i)     Opinion and Consent of Counsel for the Registrant. (12)

(j) Consent of Independent Registered Public Accounting Firm for the Registrant. (#)

(k)     None.

(l)     Not applicable

(m)     Not applicable

(n)     Not applicable

(o) Multiple Class Plan pursuant to Rule 18f-3 relating to Standish Small Capitalization Equity Fund II and Standish International Fixed Income Fund. (3)

(p)(1) Code of Ethics for Standish, Ayer & Wood Investment Trust and Standish, Ayer & Wood Master Portfolio. (13)

(p)(2) Code of Ethics for Standish Mellon Asset Management Company LLC and Standish Fund Distributors, L.P. (13)

(p)(3)  Code of Conduct for Mellon Financial Corporation. (14)

(p)(4) Securities Trading Policy (General Edition) for Mellon Financial Corporation. (14)

(p)(5) Securities Trading Policy (Access Decision Maker Edition) for Mellon Financial Corporation. (14)

(q)(1) Power of Attorney for Registrant (Samuel C. Fleming, Benjamin M. Friedman, John H. Hewitt, and Caleb Loring III). (11)

(q)(2) Power of Attorney for Portfolio Trust (Samuel C. Fleming, Benjamin M. Friedman, John H. Hewitt, and Caleb Loring III). (11)

(q)(3) Power of Attorney for Portfolio Trust with respect to Feeder Fund Registration Statements (Samuel C. Fleming, Benjamin M. Friedman, John
        H. Hewitt and Caleb Loring III). (11)

(q)(4)  Power of Attorney for Registrant (Patrick J. Sheppard). (11)

(q)(5)  Power of Attorney for Registrant (Steven M. Anderson). (11)

(q)(6)  Power of Attorney for Portfolio Trust (Patrick J. Sheppard). (11)

(q)(7)  Power of Attorney for Portfolio Trust (Steven M. Anderson). (11)

----------

1. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post-Effective Amendment No. 88) and incorporated herein by reference thereto.

2. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post-Effective Amendment No. 81) and incorporated herein by reference thereto.

3. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post-Effective Amendment No. 91) and incorporated by reference thereto.

4. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post-Effective Amendment No. 93) and incorporated by reference thereto.

5. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post-Effective Amendment No. 94) and incorporated by reference thereto.

6. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 100) and incorporated by reference thereto.

7. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 106) and incorporated by reference thereto.

8. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 110) and incorporated herein by reference.

9. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 112) and incorporated herein by reference.

10. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 104) and incorporated herein by reference.

11. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 111) and incorporated herein by reference.

12. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 82) and incorporated herein by reference.

13. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 105) and incorporated herein by reference.

14. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 117) and incorporated herein by reference.

15. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 118) and incorporated herein by reference.

16. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 119) and incorporated herein by reference.

17. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 121) and incorporated herein by reference.

18. Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post Effective Amendment No. 122) and incorporated herein by reference.

#     Filed herewith.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. INDEMNIFICATION

Under the Registrant's Agreement and Declaration of Trust, as amended, any past or present Trustee or officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or is otherwise involved by reason of his being or having been a Trustee or officer of the Registrant. The Agreement and Declaration of Trust of the Registrant does not authorize indemnification where it is determined, in the manner specified in the Declaration, that such Trustee or officer has not acted in good faith in the reasonable belief that his actions were in the best interest of the Registrant. Moreover, the Declaration does not authorize indemnification where such Trustee or officer is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by any such Trustee, officer or controlling person against the Registrant in connection with the securities being registered, and the Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

The business and other connections of the officers and Directors of Standish Mellon Asset Management Company LLC ("Standish Mellon"), the investment adviser to certain series of the Registrant, are listed on the Form ADV of Standish Mellon as currently on file with the Commission (File No. 801-60527), the text of which is hereby incorporated by reference.

The business and other connections of the officers and Directors of The Boston Company Asset Management, LLC ("TBCAM"), the investment adviser to certain series of the Registrant, are listed on the Form ADV of TBCAM as currently on file with the Commission (File No. 801-6829), the text of which is hereby incorporated by reference.

The business and other connections of the officers and Directors of Franklin Portfolio Associates, LLC ("Franklin"), the investment adviser to certain series of the Registrant, are listed on the Form

ADV of Franklin as currently on file with the Commission (File No. 801-54328), the text of which is hereby incorporated by reference.

The business and other connections of the officers and Directors of Mellon Equity Associates, LLP ("Mellon Equity"), the investment adviser to certain series of the Registrant, are listed on the Form ADV of Mellon Equity as currently on file with the Commission (File No. 801-28692), the text of which is hereby incorporated by reference.

The business and other connections of the officers and Directors of Newton Capital Management Ltd. ("Newton"), the investment adviser to certain series of the Registrant, are listed on the Form ADV of Newton as currently on file with the Commission (File No. 801-42114), the text of which is hereby incorporated by reference.

The following sections of each such Form ADV are incorporated herein by reference:

(a)   Items 1 and 2 of Part 2; and

(b)   Section IV, Business Background, of each Schedule D.

Item 27. PRINCIPAL UNDERWRITER

(a) Mellon Funds Distributor, L.P. serves as the principal underwriter of each of the following series of the Registrant:

The Boston Company Emerging Markets Core Equity Fund
The Boston Company International Core Equity Fund
The Boston Company International Small Cap Fund
The Boston Company Large Cap Core Fund
The Boston Company Small Cap Growth Fund
The Boston Company Small Cap Tax-Sensitive Equity Fund
The Boston Company Small/Mid Cap Growth Fund
The Boston Company Small Cap Value Fund
The Boston Company World ex-U.S. Value Fund

Mellon Equity Large Cap Growth Fund
Mellon Equity Micro Cap Fund
Mellon Institutional Market Neutral Fund
Newton International Equity Fund

Standish Mellon Fixed Income Fund
Standish Mellon Global Fixed Income Fund
Standish Mellon High Yield Bond Fund
Standish Mellon Intermediate Tax Exempt Bond Fund
Standish Mellon International Fixed Income Fund
Standish Mellon International Fixed Income Fund II

Standish Mellon Yield Plus Fund

(b)   Directors and Officers of Mellon Funds Distributor, L.P.:

Positions and Offices

                           Positions and Offices              Positions and Offices
       Name                   with Underwriter                   with Registrant
------------------      ----------------------------      ----------------------------
Sean P. O'Neal            Chief Executive Officer                     None

Mary T. Lomasney        Chief Compliance Officer and        Chief Compliance Officer
                          Executive Vice President

Barbara A. McCann         Executive Vice President        Secretary and Vice President

Denise B. Kneeland        Executive Vice President          Assistant Vice President

The General Partner of Mellon Funds Distributor, L.P. is Standish Mellon.

(c)   Not applicable.

Item 28. LOCATION OF ACCOUNTS AND RECORDS

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the Registrant's principal office, located at One Boston Place, Boston, Massachusetts 02108. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's transfer and dividend disbursing agent and custodian. Records are also maintained by the Registrant's advisers located at: Franklin Portfolio Associates, LLC, One Boston Place, 29th Floor, Boston MA 02108; Mellon Equity Associates, LLP, 500 Grant Street, Suite 4200, Pittsburgh, PA 15258; Newton Capital Management Ltd., The Mellon Financial Centre, 160 Queen Victoria Street, London, EC4V 4LA, England.

Item 29. MANAGEMENT SERVICES

      Not applicable

Item 30. UNDERTAKINGS

      Not applicable.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effective of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Commonwealth of Massachusetts and the State of Massachusetts, on the 26th day of January, 2007.

                                             MELLON INSTITUTIONAL FUNDS
                                             INVESTMENT TRUST

                                             /s/ DENISE B. KNEELAND
                                             ----------------------------------
                                             Denise B. Kneeland, Vice President

The term "Mellon Institutional Funds Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated August 13, 1986, as amended, a copy of which is on file with the Secretary of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      Signature                        Title                        Date

Patrick J. Sheppard*      Trustee and President               January 26, 2007
-------------------       (principal executive officer)
Patrick J. Sheppard

Steven M. Anderson*       Treasurer (principal financial      January 26, 2007
------------------        and accounting officer)
Steven M. Anderson

Samuel C. Fleming*                    Trustee                 January 26, 2007
-----------------
Samuel C. Fleming

Benjamin M. Friedman*                 Trustee                 January 26, 2007
--------------------
Benjamin M. Friedman

John H. Hewitt*                       Trustee                 January 26, 2007
--------------
John H. Hewitt

Caleb Loring III*                     Trustee                 January 26, 2007
-----------------
Caleb Loring III

*By: /s/ DENISE B. KNEELAND
     ----------------------
     Denise B. Kneeland
     Attorney-In-Fact

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of Mellon Institutional Funds Investment Trust has been signed by the following persons in their capacities with Mellon Institutional Funds Master Portfolio and on the date indicated.

      Signature                        Title                        Date

Patrick J. Sheppard*      Trustee and President               January 26, 2007
-------------------       (principal executive officer)
Patrick J. Sheppard

Steven M. Anderson*       Treasurer (principal financial      January 26, 2007
------------------        and accounting officer)
Steven M. Anderson

Samuel C. Fleming*                    Trustee                 January 26, 2007
-----------------
Samuel C. Fleming

Benjamin M. Friedman*                 Trustee                 January 26, 2007
--------------------
Benjamin M. Friedman

John H. Hewitt*                       Trustee                 January 26, 2007
--------------
John H. Hewitt

Caleb Loring III*                     Trustee                 January 26, 2007
-----------------
Caleb Loring III

*By: /s/ DENISE B. KNEELAND
     ----------------------
     Denise B. Kneeland
     Attorney-In-Fact

                                  EXHIBIT INDEX

23(g)(2) Amendment to Custody, Administration and Accounting Services Agreement between the Registrant and Mellon Bank, N.A.

23(g)(4) Administration and Accounting Services Agreement with respect to Mellon
         Institutional Market Neutral Fund

23(j)    Consent of Independent Registered Public Accounting Firm for the
         Registrant.